UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Cardtronics plc
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
A ordinary shares, nominal value $0.01 per share, of Cardtronics plc (which we refer to as “Shares”)

(2)
Aggregate number of securities to which transaction applies:
47,681,691 Shares, which consists of (a) 44,539,433 Shares issued and outstanding as of December 31, 2020, (b) 584,465 Shares subject to issuance upon exercise of outstanding options with exercise prices below $35.00 as of December 31, 2020, (c) 526,855 Shares with respect to outstanding awards of restricted stock units as of December 31, 2020, and (d) 2,030,938 Shares with respect to outstanding awards of performance-based restricted stock units as of December 31, 2020

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Exchange Act Rule 0-11, the filing fee of $180,563.22 was determined by multiplying 0.0001091 by the proposed maximum aggregate value of the transaction. The proposed maximum value of the transaction was calculated as the sum of: (a) the product of (i) the sum of (A) 44,539,433 Shares issued and outstanding as of December 31, 2020, (B) 526,855 Shares with respect to outstanding awards of restricted stock units as of December 31, 2020 and (C) 2,030,938 Shares with respect to outstanding awards of performance-based restricted stock units as of December 31, 2020, multiplied by (ii) $35.00 per Share and (b) the product of (i) 584,465 Shares subject to issuance upon exercise of outstanding options with exercise prices below $35.00, multiplied by (ii) $11.33 (which is the difference between $35.00 and the weighted average exercise price per Share of $23.67) as of December 31, 2020.

(4)
Proposed maximum aggregate value of transaction:
$1,655,024,898.45

(5)
Total fee paid:
$180,563.22

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PRELIMINARY PROXY STATEMENT DATED JANUARY 7, 2021 — SUBJECT TO COMPLETION
COURT MEETING AND GENERAL MEETING
YOUR VOTE IS VERY IMPORTANT AT EACH OF THESE TWO MEETINGS
To Shareholders of Cardtronics plc:
As previously announced, on December 15, 2020, Cardtronics plc (which we refer to as the “Company” or “Cardtronics”), entered into an Acquisition Agreement (which we refer to as the “Acquisition Agreement”) with Catalyst Holdings Limited (which we refer to as “BidCo”), pursuant to which BidCo has agreed to acquire all of the issued and to be issued ordinary shares of Cardtronics (which we refer to as the “Acquisition”) for $35.00 in cash per ordinary share (which we refer to as the “Per Share Consideration”). BidCo is affiliated with investment funds managed by affiliates of Apollo Global Management, Inc. The Acquisition will be effected pursuant to a scheme of arrangement (which we refer to as the “Scheme”) under Part 26 of the Companies Act 2006 (which we refer to as the “Companies Act”), further details of which are set out in the proxy statement that follows this letter (which we refer to as the “proxy statement”).
Approval of the Acquisition requires Cardtronics shareholder approval and the sanction of the High Court of Justice in England and Wales (which we refer to as the “Court”). The first shareholder meeting, which is convened with the permission of the Court, will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] (London time). At this meeting, which we refer to as the “Court Meeting,” you will be asked to consider and vote upon the Scheme (which we refer to as the “Court Scheme Proposal”). The purpose of the Scheme is to provide for BidCo to acquire all of the issued and to be issued ordinary shares of Cardtronics (which we refer to as the “Shares”). This is to be achieved by means of an automatic transfer of all of the outstanding Shares subject to the Scheme, the consideration for which will be the Per Share Consideration paid by BidCo. Before the Court’s sanction can be sought for the Scheme, the Scheme requires the approval of the Court Scheme Proposal by Cardtronics shareholders at the Court Meeting. The second shareholder meeting, which we refer to as the “General Meeting,” will be held at [•] on [•], 2021 at [•] (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). Shareholders may dial into the Court Meeting and the General Meeting at the following number: [•] in order to listen into the proceedings should they choose to do so, and, for the avoidance of doubt, dialing into either the Court Meeting or the General Meeting shall not entitle Cardtronics shareholders to vote at either meeting via telephone and such shareholders shall not be counted for the purposes of establishing a quorum at either meeting. At the General Meeting, you will be asked to consider and vote upon two additional resolutions: (i) a proposal to give the board of directors of Cardtronics (which we refer to as the “Board”) the authority to take all action necessary to carry the Scheme into effect and to amend Cardtronics’ articles of association as necessary in connection therewith (which we refer to as the “Articles Amendment Proposal”); and (ii) a non-binding advisory proposal to approve certain compensation arrangements for Cardtronics’ named executive officers, which is not required to implement the Scheme. Following approval of the Scheme at the Court Meeting, the Scheme is to be sanctioned by the Court. Further details regarding the Court Meeting, the General Meeting and the Court’s sanctioning process can be found in the proxy statement. The notices for each of the Court Meeting and the General Meeting immediately follow this letter.
After careful consideration, the Board, unanimously of those directors voting, determined that it is in the best interests of Cardtronics and the Cardtronics shareholders for Cardtronics to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Cardtronics shareholders vote in favor of the approval of the Acquisition. Accordingly, the Board recommends that Cardtronics shareholders vote “FOR” the approval of all proposals presented in the proxy statement. In arriving at its recommendation, the Board carefully considered a number of factors that are described in the proxy statement. You should read these factors, as well as all of the other information contained in the proxy statement, carefully and in their entirety. Mr. Douglas Braunstein, as a director of Cardtronics and the Managing Partner and Founder of Hudson Executive Capital, has not participated in the decision to make the recommendation as set out above.
Attendance at the Court Meeting and General Meeting
In light of the measures implemented by the UK government from time to time in order to address the ongoing COVID-19 pandemic and which, as of the date hereof, include a prohibition on large public gatherings save in certain limited circumstances, together with the associated uncertainty as to any additional and/or alternative measures that may be put in place by the UK government (which we refer to as the “COVID-19 Restrictions”), shareholders and other attendees will not be permitted to attend the Court Meeting or the General Meeting in person, save for the chairman of the relevant meeting and anyone else nominated by the chairman in order to establish a quorum. Cardtronics shareholders can remotely attend by dialing into the following number: [•] and vote at the Court Meeting or the General Meeting in each case via proxy only.
This situation is constantly evolving, and the UK government may change current restrictions or implement further measures relating to the holding of shareholder meetings during the affected period. Any changes to the arrangements for the Court Meeting and the General Meeting will be communicated to Cardtronics shareholders before the meetings, including through the Investor Relations section of our website www.cardtronics.com and by announcement through [•].
Shareholders of Record
Shareholders whose names appear in the register of members of Cardtronics are referred to in the proxy statement as “Shareholders of Record.” Shareholders of Record entitled to vote at each of the shareholder meetings will not be able to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Because the proxy statement relates to two separate Cardtronics shareholder meetings, Shareholders of Record will receive two proxy cards  —  one proxy card labeled “Court Meeting Proxy Card” for use in respect of the Court Meeting and one proxy card labeled “General Meeting Proxy Card” for use in respect of the General Meeting. Although Shareholders of Record will be unable to attend the meetings in person, it is important that their shares be represented, and Cardtronics therefore urges Shareholders of Record to vote and submit their proxy by Internet, by telephone or by signing, dating, and returning BOTH of the enclosed proxy cards in the accompanying reply envelope as soon as possible.
Beneficial Owners
Shareholders who own Cardtronics ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) or whose interests in Cardtronics ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in the proxy statement as “Beneficial Holders.” If you are a Beneficial Holder of Cardtronics ordinary shares, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your ordinary shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee (such broker, bank, trust or other nominee having been granted an omnibus proxy by Cede & Co.) or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record. Because the proxy statement relates to two separate Cardtronics shareholder meetings, Beneficial Holders will receive voting instructions that cover both the Court Meeting and the General Meeting. If you are a Beneficial Holder of Cardtronics ordinary shares, please vote in accordance with the instructions sent to you by your broker, bank, trustee or nominee as soon as possible.
Your vote at each of the Court Meeting and the General Meeting is very important. The proposed Acquisition cannot be completed unless the Scheme is approved at the Court Meeting and the Articles Amendment Proposal is approved at the General Meeting.

IN ORDER THAT THE COURT CAN BE SATISFIED THAT VOTES CAST CONSTITUTE A FAIR AND REASONABLE REPRESENTATION OF THE OPINION OF THE HOLDERS OF THE SCHEME SHARES (AS DEFINED IN THE SCHEME), IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING.
For a list of important dates related to the two shareholder meetings, including the record date for Beneficial Holders and Shareholders of Record and the date by which proxy cards or voting instructions must be returned, please see “Expected Timetable of Principal Events” in the proxy statement.
Sincerely,
Edward H. West
Chief Executive Officer
Houston, Texas
[•], 2021
None of the Securities and Exchange Commission, any state securities commission or the UK Financial Conduct Authority (which we refer to as the “UK FCA”) has approved or disapproved the Acquisition, passed upon the merits or fairness of the Acquisition or passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.
For the avoidance of doubt, the proxy statement is not intended to be, and is not, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the UK FCA’s Handbook).
The proxy statement is dated [•], 2021 and is first being mailed to Shareholders of Record and Beneficial Holders on or about [•], 2021. The proxy statement comprises an explanatory statement in compliance with Section 897 of the Companies Act 2006.

NOTICE OF COURT MEETING
IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD) [NAME OF JUDGE]	CLAIM NO. CR-2021-00
IN THE MATTER OF CARDTRONICS PLC
-and-
IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that by an Order dated [•], 2021 (which we refer to as the “Order”), made in the above matters, the High Court of Justice in England and Wales (which we refer to as the “Court”) has given permission for a meeting (which we refer to as the “Court Meeting”) to be convened of the holders of the Scheme Shares as of the Voting Record Time (each as defined under the Scheme) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (which we refer to as the “Scheme”) between Cardtronics plc (which we refer to as “Cardtronics”) and the holders of the Scheme Shares, and that such meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] (London time).
A copy of the Scheme and a copy of the explanatory statement required to be furnished pursuant to Section 897 of the Companies Act 2006 are incorporated in the proxy statement of which this notice forms part.
The Scheme will be subject to the subsequent sanction of the Court.
By the said Order, the Court has appointed Mr. Marc Terry or, failing him, Mr. Martin Jackson or, failing him, Mr. Mark Rossi or, failing him, any other director, officer, secretary or other representative of the Company, to act as chairman of the Court Meeting and has directed the chairman to report the result thereof to the Court.
Shareholders of Record and Beneficial Holders
Shareholders whose names appear in the register of members of Cardtronics are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Shareholders of Record at the Voting Record Time are entitled to attend and vote at the Court Meeting and may vote in person at the Court Meeting or they may appoint another person or persons, whether a shareholder of Cardtronics or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting. However, due to the measures implemented by the UK government from time to time in order to address the ongoing COVID-19 pandemic and which, as of the date hereof, include a prohibition on large public gatherings save in certain limited circumstances, together with the associated uncertainty as to any additional and/or alternative measure that may be put in place by the UK government (which we refer to as the “COVID-19 Restrictions”), Shareholders of Record will not be permitted to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Please refer to page 32 of the proxy statement for further details on voting protocols in light of the COVID-19 Restrictions. Shareholders of Record may dial into the Court Meeting at the following number: [•] in order to listen into the proceedings should they choose to do so, and, for the avoidance of doubt, dialing into the Court Meeting shall not entitle Cardtronics shareholders to vote at the Court Meeting via telephone and such shareholders shall not be counted for the purposes of establishing a quorum at the Court Meeting.
Shareholders who own Cardtronics ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (which we refer to as “DTC”)) or otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your Cardtronics ordinary shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record (such broker, bank, trust or other nominee having been granted an omnibus proxy by the Shareholder of Record).
All Shareholders of Record and Beneficial Holders at the close of business on [•], 2021, the record date for the Court Meeting, will receive notice of the Court Meeting.
Right to Appoint a Proxy; Procedure for Appointment
A proxy card labeled “Court Meeting Proxy Card,” for use at the Court Meeting, has been provided with this Notice to Shareholders of Record. To be valid, Court Meeting Proxy Cards should be completed and returned in accordance with the instructions set out on the form. It is requested that the Court Meeting Proxy Card (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that you submit your proxy by telephone or through the Internet as soon as possible, and not later than [•] [a.m.]/[p.m.] (London time)] on [•], 2021. However, if not so lodged by the relevant time, Court Meeting Proxy Cards (together with any such authority, if applicable) may be completed and emailed to [email address] at any time before the start of the Court Meeting.
A space has been included in the Court Meeting Proxy Card to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the Court Meeting to represent a Shareholder of Record. In light of the COVID-19 Restrictions, proxies (other than the chair of the Court Meeting) who do seek to attend may not be granted access to the Court Meeting in person. Accordingly, Shareholders of Record are strongly encouraged to appoint the chair of the Court Meeting as their proxy before the relevant deadline. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Georgeson LLC, Shareholders, Banks and Brokers Call Toll Free: 888-666-2594. If your Shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee.
Although completion and return of a proxy card, or the appointment of a proxy electronically, will not ordinarily prevent a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person at the Court Meeting, or any adjournment thereof, if such Shareholder of Record wishes and is entitled to do so as described in the accompanying proxy statement, due to the COVID-19 Restrictions, a Shareholder of Record will not be granted access to the Court Meeting in person and accordingly Shareholders of Record are strongly encouraged to appoint the chair of the Court Meeting as their proxy before the relevant deadline.
Beneficial Holders of Cardtronics ordinary shares will receive voting instructions from their broker, bank, trust or other nominee for the Court Meeting. Beneficial Holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such person to vote their Cardtronics ordinary shares. Please note that holders of Cardtronics ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.
If you are a Beneficial Holder then, as a matter of English law, your name is not entered in Cardtronics’ register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the Court Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the Cardtronics ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to Cardtronics’ transfer agent, Computershare Trust Company N.A., prior to the Voting Record Time. Beneficial Holders who wish to attend and vote directly at the Court Meeting should take care to send such stock transfer form in respect of their Cardtronics ordinary shares to permit processing to be completed by the Transfer Agent prior to the Voting Record Time. However, please refer to page 32 of the proxy statement for further details on voting protocols in light of the COVID-19 Restrictions.

Shareholders Entitled to Vote; Voting Record Time
The entitlement of Shareholders of Record to vote at the Court Meeting or any adjournment thereof and the number of votes that may be cast at the Court Meeting will be determined by reference to the register of members of Cardtronics at [•] [a.m.]/[p.m.] (London time) on [•], 2021 (which we refer to as the “Voting Record Time”). Changes to the register of members after such time shall be disregarded in determining the rights of any person to vote at the Court Meeting.
Only Beneficial Holders as of the Voting Record Time, will be entitled to direct their broker, bank, trust or other nominee how to vote their Cardtronics ordinary shares at the Court Meeting.
Joint Holders
In the case of joint holders of Cardtronics ordinary shares that are Shareholders of Record, the vote of the senior holder who tenders a vote by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions), will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in Cardtronics’ register of members.
Corporate Representatives
As an alternative to appointing a proxy, any Shareholder of Record that is a corporation or other entity may appoint one or more corporate representatives who may exercise on its behalf all its powers as a shareholder, provided that if two or more valid appointments are received in respect of the same share in relation to the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If Cardtronics is unable to determine which is last sent, the one which is last received shall be so treated. If Cardtronics is unable to determine either which is last sent or which is last received, none of such appointments shall be treated as valid in respect of such share.
Voting on a Poll
In accordance with Cardtronics’ articles of association and the directions of the Court, the vote on the Scheme will be taken on a poll. Voting on a poll means that each share represented by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions) will be counted in the vote. As soon as practicable after the Court Meeting, the results of the voting at the Court Meeting and the number of votes cast for and against and the number of votes actively withheld in respect of each resolution will be made available online at https://ir.cardtronics.com and a Current Report on Form 8-K reporting such results will be filed with the Securities and Exchange Commission.
YOUR VOTE IS IMPORTANT
Your vote at the Court Meeting is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of holders of the Scheme Shares (as defined in the Scheme). You are encouraged to submit your votes as instructed in the Court Meeting Proxy Card or voting instructions for the Court Meeting by appointing the chair of the Court Meeting as your proxy as soon as possible. For specific instructions on voting, please refer to the Court Meeting Proxy Cards and voting instructions with the proxy voting materials.
Dated [•], 2021
Ashurst LLP
Solicitors for the Company

NOTICE OF GENERAL MEETING
CARDTRONICS PLC
(a public limited company having its registered office at Building 4, 1st Floor Trident Place, Hatfield, Hertfordshire, United Kingdom, AL10 9UL with company number 10057418)
NOTICE OF GENERAL MEETING
TO BE HELD ON [•] 2021
To the Shareholders of Cardtronics plc:
NOTICE IS HEREBY GIVEN that a GENERAL MEETING of Cardtronics plc (which we refer to as “Cardtronics” or the “Company”) will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] [a.m./p.m.] (London time) (or as soon thereafter as the Court Meeting (as defined in the proxy statement of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions in connection with the proposed acquisition by Catalyst Holdings Limited (“BidCo”), which is affiliated with certain investment funds managed by affiliates of Apollo Global Management, Inc., of all of the issued and to be issued ordinary shares of Cardtronics pursuant to the terms of an Acquisition Agreement and a court-sanctioned scheme of arrangement (which we refer to as the “Acquisition”), one of which is a special resolution and one of which is an ordinary resolution:
SPECIAL RESOLUTION: ARTICLES AMENDMENT PROPOSAL
THAT:
for the purposes of giving effect to the scheme of arrangement (which we refer to as the “Scheme”) between Cardtronics and the holders of the Scheme Shares (as defined in the Scheme):
i.
the directors of Cardtronics (or a duly authorized committee of the directors) be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

ii.
with effect from the passing of this special resolution, the articles of association of the Company be amended by the adoption and inclusion of the following new article 145 after the existing article 144:

“145.   Scheme of Arrangement
145.1   In this article, references to the Scheme are to the Scheme of Arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme) dated [•], 2021 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and mutually acceptable to the Company and Catalyst Holdings Limited (the “Buyer”), and save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.
145.2   Notwithstanding either any other provision of these articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any shares (other than to the Buyer or its nominee(s)) on or after the adoption of this article but at or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.
145.3   Notwithstanding any other provision of these articles, if any shares are issued to any person (other than to the Buyer or its nominee(s)) (the “New Member”) after the Scheme Record Time (the “Disposal Shares”), such Disposal Shares shall be issued on the terms that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, subject to the Scheme becoming effective in accordance with its terms, upon the Scheme becoming effective or, if later, upon the issue of the Disposal Shares, be immediately transferred to the Buyer (or as the Buyer may otherwise direct in writing to the Company) who shall be obliged to acquire all such Disposal Shares in consideration of the payment by or on behalf of the Buyer to the New Member of an amount in cash for each Disposal Share equal to the consideration that the New Member would have been entitled to had each Disposal Share been a Scheme Share.
145.4   On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time (as defined in the Scheme), the value of the consideration per Disposal Share to be paid under paragraph (145.3) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company or an independent investment bank selected by the Company may determine to ensure (as nearly as may be) parity of treatment with that provided for by paragraph (145.3) above. References in this article to shares shall, following such adjustment, be construed accordingly.
145.5   To give effect to any transfer required by this article, the Company may appoint any person as attorney and/or agent for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or as the Buyer may otherwise direct in writing to the Company) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Buyer (or as the Buyer may otherwise direct in writing to the Company) and pending such vesting to exercise all such rights attaching to the Disposal Shares as the Buyer may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the Buyer) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed in writing by the Buyer. The Company may give good receipt for the purchase price of the Disposal Shares and may register the Buyer as holder of the Disposal Shares and issue to it certificate(s) for the same. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Disposal Shares. Unless otherwise set forth in the Scheme, the Buyer shall settle the consideration due to the New Member pursuant to paragraph 145.3 above by sending a cheque drawn on a US clearing bank (or shall procure that such a cheque is sent) in favour of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) for the purchase price of such Disposal Shares, as described in paragraph 145.3 above (and adjusted pursuant to paragraph 145.4 above, as applicable), as soon as possible and in any event no later than 14 days after the date on which the Disposal Shares are issued to the New Member.
145.6   If the Scheme shall not have become effective by the date referred to in clause 6.2 of the Scheme (or such later date, if any, as the Buyer and the Company may agree and the Court may approve (if such approval is required)), this article 145 shall be of no effect.
145.7   Notwithstanding any other provision of these articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the effective date of the Scheme other than to the Buyer and/or its nominees pursuant to the Scheme.”
Approval of the Scheme by Cardtronics shareholders is a condition to the consummation of the Acquisition, and as such the Scheme will not become effective if the Scheme is not approved at the General Meeting.

ORDINARY RESOLUTION (NON-BINDING):
ADVISORY TRANSACTION-RELATED COMPENSATION PROPOSAL
To consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to Cardtronics’ named executive officers that is based on or otherwise relates to the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable as more fully described in the proxy statement accompanying this notice.

NOTES
In accordance with the Company’s articles of association, all proposals will be taken on a poll. Voting on a poll means that each share represented by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions) will be counted in the vote. As soon as practicable after the General Meeting, the results of the voting at the General Meeting and the number of votes cast for and against and the number of votes actively withheld in respect of each resolution will be made available online at https://ir.cardtronics.com and a Form 8-K reporting such results will be filed with the United States Securities and Exchange Commission.
The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, the Articles Amendment Proposal will be approved if 75% or more of the voting rights represented by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions) at the meeting are cast in favor thereof. Approval of the Articles Amendment Proposal is a condition to the consummation of the Acquisition, and as such the Scheme will not become effective if the Articles Amendment Proposal is not approved at the General Meeting.
The Advisory Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, the Advisory Transaction-Related Compensation Proposal will be approved if a simple majority of the voting rights represented by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions) at the meeting are cast in favor thereof. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Cardtronics Board of Directors (which we refer to as the “Board”). Approval of the Advisory Transaction-Related Compensation Proposal is not required in order to complete the Acquisition or for the Scheme to become effective.
These matters are more fully described (and the full text of each proposal is set out) in this proxy statement, which shall be deemed to form part of this notice. The Board believes that all the proposals being put to the shareholders would promote the success of Cardtronics for the benefit of its shareholders as a whole. The Board, unanimously of those directors voting, recommends that you vote “FOR” each of the Articles Amendment Proposal and the Advisory Transaction-Related Compensation Proposal. Mr. Douglas Braunstein, as a director of Cardtronics and the Managing Partner and Founder of Hudson Executive Capital, has not participated in the decision to make the recommendation as set out above.
Shareholders whose names appear in the register of members of Cardtronics are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Only Shareholders of Record at [•][a.m./p.m.] [(London time)] on [•] 2021 (which we refer to as the “Voting Record Time”), are ordinarily entitled to attend and vote at the General Meeting, and they may vote in person at the General Meeting or they may appoint another person or persons, whether a shareholder of Cardtronics or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the General Meeting. However, due to the measures implemented by the UK government from time to time in order to address the ongoing COVID-19 pandemic and which, as of the date hereof, include a prohibition on large public gatherings save in certain limited circumstances, together with the associated uncertainty as to any additional and/or alternative measure that may be put in place by the UK government (which we refer to as the “COVID-19 Restrictions”), Shareholders of Record will not be permitted to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Please refer to page 32 of this document for attendance protocols in light of the COVID-19 Restrictions. Shareholders of record may dial into the General Meeting at the following number: [•] in order to listen into the proceedings should they choose to do so, and, for the avoidance of doubt, dialing into the General Meeting shall not entitle Cardtronics shareholders to vote at the General Meeting via telephone and such shareholders shall not be counted for the purposes of establishing a quorum at the General Meeting.
In the case of joint holders of Cardtronics ordinary shares that are Shareholders of Record, the vote of the senior holder who tenders a vote by proxy (as attendance in person will not be permitted given the COVID-19 Restrictions), will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in the Company’s register of members.

As an alternative to appointing a proxy, any Shareholder of Record that is a corporation or other entity may appoint one or more corporate representatives who may exercise on its behalf all its powers as a shareholder, provided that if two or more valid appointments are received in respect of the same share in relation to the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If Cardtronics is unable to determine which is last sent, the one which is last received shall be so treated. If Cardtronics is unable to determine either which is last sent or which is last received, none of such appointments shall be treated as valid in respect of such share.
Shareholders who own Cardtronics ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (which we refer to as “DTC”)) or otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” Only Beneficial Holders as of the Voting Record Time will be entitled to direct their broker, bank, trust or other nominee how to vote their Cardtronics ordinary shares at the General Meeting. If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your Cardtronics ordinary shares and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record (such broker, bank, trust or other nominee having been granted an omnibus proxy by Cede & Co.). You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Cardtronics ordinary shares.
All Shareholders of Record and Beneficial Holders at the close of business on [•], 2021, the record date for the General Meeting, will receive notice of the General Meeting.
A proxy card labeled “General Meeting Proxy Card,” for the General Meeting, has been provided with this notice to Shareholders of Record. Instructions for its use are set out on the proxy card. To be valid, proxy cards should be completed and returned in accordance with the instructions set out on the form. It is requested that the General Meeting Proxy Card (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that your proxy be submitted by telephone or through the Internet as soon as possible, and not later than [•][a.m.]/[p.m.] [(London time)] on [•], 2021.
A space has been included in the General Meeting Proxy Card to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the General Meeting to represent a Shareholder of Record. In light of the COVID-19 Restrictions, proxies (other than the chair of the General Meeting) will not be granted access to the General Meeting in person. Accordingly, Shareholders of Record are strongly encouraged to appoint the chair of the General Meeting as their proxy before the relevant deadline as this will be the only way for Shareholders of Record to vote. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Georgeson LLC at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, Shareholders, Banks and Brokers Call Toll Free: 888-666-2594. If your Shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee.
Although completion and return of a proxy card, or the appointment of a proxy electronically, will not ordinarily prevent a holder of Cardtronics ordinary shares who is a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such holder of ordinary shares wishes and is entitled to do so, due to the COVID-19 Restrictions, a Shareholder of Record will not be granted access to the General Meeting in person, save for the chairman of the relevant meeting and anyone else nominated by the chairman in order to establish a quorum.
Beneficial Holders of Cardtronics ordinary shares will receive voting instructions from their broker, bank, trust or other nominee for the General Meeting. Beneficial Holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such person to vote their Cardtronics ordinary shares. Please note that holders of Cardtronics ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.

If you are a Beneficial Holder then, as a matter of English law, your name is not entered in the Company’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the General Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the Cardtronics ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to the Company’s transfer agent, Computershare Trust Company N.A., prior to the Voting Record Time. Beneficial Holders who wish to vote directly at the General Meeting should take care to send such stock transfer form in respect of their ordinary shares to permit processing to be completed by [•] prior to the Voting Record Time. In addition, due to the COVID-19 Restrictions, in order to vote their ordinary shares, a Beneficial Holder who becomes a Shareholder of Record must appoint the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Please refer to page 32 of this document for further details on voting protocols in light of the COVID-19 Restrictions.
If you have returned a proxy card or otherwise voted, you may revoke prior instructions and cast your vote by following the procedures described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT
Your vote at the General Meeting is very important. You are therefore urged to submit the General Meeting Proxy Card or voting instructions for the General Meeting by appointing the chair of the General Meeting as your proxy as soon as possible. For specific instructions on voting, please refer to the proxy statement accompanying this notice of meeting or the proxy cards and voting instructions included with the proxy voting materials.
BY ORDER OF THE BOARD OF DIRECTORS

Aimie Killeen, General Counsel and Secretary
Dated [•], 2021
Registered office: [•]

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SUMMARY TERM SHEET
This summary highlights certain information in this proxy statement but may not contain all of the information that may be important to you. You should carefully read the entire proxy statement and the attached Annexes and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the Court Meeting or the General Meeting. In addition, this proxy statement incorporates by reference important business and financial information about Cardtronics plc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information.”Unless the context otherwise indicates, we refer to Cardtronics plc as “Cardtronics,”the “Company,” “we,” “us” or “our.”
Because the Acquisition is a “going private” transaction, the Company, Catalyst Holdings Limited (which we refer to as “BidCo”) and Hudson Executive Capital (which we refer to as “HEC”) have filed with the Securities and Exchange Commission (which we refer to as the “SEC”) a Transaction Statement on Schedule 13E-3 with respect to the Acquisition (as amended from time to time, which we refer to as the “Schedule 13E-3”). You may obtain additional information about the Schedule 13E-3 under the caption “Where You Can Find Additional Information.”
The Parties
Cardtronics
Cardtronics provides convenient automated consumer financial services through its global network of automated teller machines and multi-function financial services kiosks (collectively referred to in this proxy statement as “ATMs”). As of September 30, 2020, we were the world’s largest ATM owner/operator, providing various services to approximately 285,000 ATMs globally. Our website address is www.cardtronics.com. The information provided on our website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to our website in this proxy statement. Additional information about the Company is contained in our public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 125, for more information.
BidCo
BidCo is a private limited company incorporated in England and Wales that was formed on December 11, 2020, solely for the purpose of engaging in the transactions contemplated by the Acquisition Agreement. BidCo has not engaged in any business activities other than in connection with the transactions contemplated by the Acquisition Agreement.
BidCo is an affiliate of certain investment funds (which we refer to as the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (together with its subsidiaries, collectively referred to in this proxy statement as “AGM”). AGM is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. AGM had assets under management of approximately $433 billion as of September 30, 2020 in private equity, credit and real assets funds invested across a core group of nine industries where AGM has considerable knowledge and resources. AGM’s shares are listed on the NYSE under the symbol “APO”.
The Acquisition (see page 88)
On December 15, 2020, the Company and BidCo entered into an Acquisition Agreement (which we refer to as the “Acquisition Agreement”), pursuant to which BidCo has agreed to acquire the Company by means of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act (which we refer to as the “Scheme”). Pursuant to the Scheme and subject to the terms and conditions of the Acquisition Agreement, on the effective date of the Acquisition, BidCo will acquire all of the Company’s issued and to be issued ordinary shares, nominal value $0.01 per share (which we refer to as “Shares”) other than (a) Shares legally or beneficially held by BidCo or any of its subsidiaries (or any nominee on their behalf), (b) any Shares held in treasury or owned, directly or indirectly, by the Company or any of its subsidiaries and (c) any

Shares acquired or to be acquired by BidCo or its designee(s) pursuant to a rollover and contribution agreement between HEC and BidCo (which we refer to as the “Contribution Agreement”), none of which will be covered by the Scheme (such excluded shares, we refer to as the “Excluded Shares”), for $35.00 per Share (which we refer to as the “Per Share Consideration”) (which we refer to as the “Acquisition”). With the exception of Mr. Douglas Braunstein, the board of directors of the Company (which we refer to as the “Board”) has approved the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition. Mr. Braunstein is both a director of the Company and the Managing Partner and Founder of HEC, an approximate 19.4% shareholder of the Company. HEC has agreed to rollover certain of its Shares in connection with the Acquisition, and Mr. Braunstein did not participate in any discussions or deliberations with the other members of the Board with respect to the Acquisition, the review of strategic alternatives and related matters and recused himself from all approvals in connection with the Acquisition.
The Court Meeting and the General Meeting; Board Recommendation (see pages 31, 50)
The Court Meeting will be held at the offices of Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] [a.m.]/[p.m.] (London time). The General Meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] (London time) (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).
At the Court Meeting, the Company Shareholders are being asked to consider and approve the Scheme (which we refer to as the “Court Scheme Proposal”).
At the General Meeting, the Company Shareholders are being asked to consider and approve the following proposals:
1.
Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the Company’s articles of association as described in “Articles Amendment Proposal” below at the General Meeting.

2.
Advisory Transaction-Related Compensation Proposal:   To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable.

The approval of the Court Scheme Proposal and the Articles Amendment Proposal are each a condition to the consummation of the Acquisition, and as such the Scheme will not become effective if the Court Scheme Proposal is not approved at the Court Meeting and the Articles Amendment Proposal is not approved at the General Meeting.
The approval of the Advisory Transaction-Related Compensation Proposal is not a condition to the consummation of the Acquisition. In addition, as the Advisory Transaction-Related Compensation Proposal is non-binding, the result of the vote will not require the Board to take any action. Subject to the satisfaction or waiver of the other conditions to the consummation of the Acquisition, the Scheme will become effective and the compensation may be paid or become payable.
The Acquisition is to be implemented by means of the Scheme. The procedure requires approvals by the Company Shareholders at the Court Meeting and the General Meeting and sanction of the Scheme by the High Court of Justice in England and Wales (which we refer to as the “Court”).
After careful consideration, on December 14, 2020, the Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act 2006 (which we refer to as the “Companies Act”), approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Accordingly, the Board recommends that the Company Shareholders vote “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and

“FOR” the Advisory Transaction-Related Compensation Proposal. For a complete description of the recommendation of the Board, see “The Acquisition — Recommendation of the Board” and “The Acquisition — Reasons for Recommending the Approval of the Acquisition; Fairness of the Acquisition” each beginning on page 50. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
Voting Record Time (see page 31)
Shareholders of Record as of [•] (London time) on [•], 2021 (which we refer to as the “Voting Record Time”) are entitled to vote at the Court Meeting and the General Meeting. Changes to entries on the Company’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Court Meeting and the General Meeting. Due to the COVID-19 Restrictions, Shareholders of Record will not be able to attend the Court Meeting or the General Meeting and, in order to vote their Shares must appoint the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline.
Due to the measures implemented by the UK government from time to time in order to address the ongoing COVID-19 pandemic and which, as of the date hereof, include a prohibition on large public gatherings save in certain limited circumstances, together with the associated uncertainty as to any additional and/or alternative measure that may be put in place by the UK government (which we refer to as the “COVID-19 Restrictions”), Shareholders of Record will not be permitted to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Please refer to page [•] of this proxy statement for further details on attendance protocols in light of the COVID-19 Restrictions.
The Company Shareholders who own Shares for which Cede & Co. is the registered holder (as nominee for the Depository Trust Company (which we refer to as “DTC”)) or whose interests in Shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in this proxy statement as “Beneficial Holders.” Only Beneficial Holders at the Voting Record Time will have the right to direct their broker, bank, trust or other nominee how to vote their Ordinary Shares at the Court Meeting and the General Meeting.
Shareholders of Record and Beneficial Holders at the Voting Record Time will receive notice of the Court Meeting and the General Meeting.
As of [•], there were [•] Shares outstanding, held by [•] Shareholders of Record.
Vote Required; Abstentions and Broker Non-votes (see pages 32, 34, 37)
Before the Court’s sanction can be sought for the Scheme, the Scheme must be approved by the Company Shareholders at the Court Meeting. The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy.
The Company Shareholders are being asked to consider and approve the Articles Amendment Proposal at the General Meeting. This will be proposed as a special resolution, which means, provided that a quorum is present, the Articles Amendment Proposal will be approved if at least 75% of the votes cast on the Articles Amendment Proposal are cast in favor thereof. The Articles Amendment Proposal will authorize the Board to implement the Scheme and to deal with certain ancillary matters, including necessary amendments to the Company’s articles of association. The Company Shareholders are also being asked to consider and approve, on a non-binding, advisory basis, the Advisory Transaction-Related Compensation Proposal at the General Meeting. The Advisory Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast on the Advisory Transaction-Related Compensation Proposal are cast in favor thereof.
An abstention occurs when a shareholder abstains from voting (either by person or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum. As abstentions and broker non-votes are not considered votes cast under the Companies Act, for purposes of determining whether the Court Scheme Proposal, the Articles Amendment Proposal and the Advisory Transaction-Related Compensation Proposal have been approved in accordance with the Companies Act, abstentions and broker non-votes will not have any effect on the outcome of the vote.
The votes on each proposal are separate and apart from the votes on the other proposals. Accordingly, you may vote to approve certain of the proposals and vote not to approve other proposals.
Irrevocable Undertakings (see page 116, Annex D and Annex E)
On December 15, 2020, HEC delivered to the Company a deed of irrevocable undertaking (which we refer to as the “HEC Undertaking”) pursuant to which, HEC agreed, among other things, to vote its Shares in favor of the Acquisition and against any proposal that would impede or frustrate the Acquisition. The HEC Undertaking represents an aggregate of 8,644,880 Shares, or approximately 19.4% of the outstanding Shares as of December 15, 2020.
In addition, on December 15, 2020, each member of the Board that holds Shares (including Mr. Braunstein) delivered to the Company a deed of irrevocable undertaking (which we refer to, collectively, as the “Director Undertakings”) pursuant to which each director agreed, among other things, to vote his or her Shares in favor of the Acquisition and against any proposal that would impede or frustrate the Acquisition. The Director Undertakings represent an aggregate of 359,185 Shares, or approximately 0.8% of the outstanding Shares as of December 15, 2020 (excluding 8,644,880 Shares beneficially owned by HEC and Mr. Braunstein that are included in the HEC Undertaking).
The HEC Undertaking and the Director Undertakings will terminate under certain circumstances.
The foregoing description of the HEC Undertaking and the Director Undertakings are each qualified in their entirety by reference to the full text of each such undertaking. A Form of Director Undertaking is filed with this proxy statement as Annex D and the HEC Undertaking is filed with this proxy statement as Annex E, each of which is incorporated by reference herein.
Position of the HEC Filing Persons as to the Fairness of the Acquisition
Under SEC rules governing “going-private” transactions, Hudson Executive Capital LP, HEC Management GP LLC, HEC Master Fund LP, HEC SPV I LP and Douglas Braunstein (which we refer to as, collectively, the “HEC Filing Persons”) are required to express their belief as to the fairness of the Acquisition to the Company’s unaffiliated shareholders. The HEC Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the HEC Filing Persons as to the fairness of the Acquisition are not intended and should be not be construed as a recommendation to any Company Shareholder regarding how to vote on the proposals in this proxy statement. The HEC Filing Persons have interests in the Acquisition that are different from, and/or in addition to, those of the unaffiliated shareholders of the Company by virtue of their continuing interests in the indirect parent of BidCo after the completion of the Acquisition.
The HEC Filing Persons have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Acquisition to the Company’s unaffiliated shareholders. The Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Mr. Braunstein, a member of the Board and Managing Partner and Founder of the HEC, did not participate in any discussions or deliberations of the Board with respect to the Acquisition, the review of strategic alternatives and related matters and recused himself from approvals in connection with the Acquisition. The other HEC Filing Persons did not otherwise participate in the deliberations of the Board in connection with the Acquisition. The HEC Filing Persons do not believe they have or had any fiduciary duty to the Company or its shareholders, including with respect to the Acquisition Agreement and its terms and conditions, except for Mr. Braunstein in his capacity as a director of the Company.
The HEC Filing Persons believe that the Acquisition is substantively and procedurally fair to the Company’s unaffiliated shareholders. For additional information, see the section entitled “Position of the HEC Filing Persons as to the Fairness of the Acquisition’’ beginning on page 53.
Position of the Apollo Filing Persons as to the Fairness of the Acquisition
We refer to AGM, the Apollo Funds and BidCo collectively as the “Apollo Filing Persons.” The rules of the SEC governing “going-private” transactions require the Apollo Filing Persons, which may be deemed affiliates of the Company for purposes of the Acquisition, to express their belief as to the fairness of the Acquisition to the Company Shareholders (other than HEC). The Apollo Filing Persons are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Apollo Filing Persons’ views as to fairness of the Acquisition should not be construed as a recommendation to any Company Shareholder as to whether such Company Shareholder should vote his, her or its Shares in favor of the Acquisition.
The Apollo Filing Persons attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Company Shareholders, and, accordingly, did not negotiate the Acquisition Agreement with a goal of obtaining terms that were fair to the Company Shareholders. None of the Apollo Filing Persons believes that it has or had any fiduciary duty to the Company Shareholders, including with respect to the Acquisition and its terms. The Company Shareholders (other than HEC) were, as described elsewhere in this proxy statement, represented by the Board that negotiated with BidCo on their behalf, with the assistance of the Company’s legal and financial advisors.
The Apollo Filing Persons did not participate in the deliberations of the Board or receive advice from the Company, the Board or their respective legal or financial advisors relating to the fairness of the Acquisition or rely on the Board’s conclusions and analyses as to the fairness of the Acquisition or the Per Share Consideration. The Apollo Filing Persons did not receive an opinion with respect to the fairness of the Acquisition. The Apollo Filing Persons believe, however, that the Acquisition is substantively fair to the Company Shareholders. For additional information, see the section entitled “Position of the Apollo Filing Persons as to the Fairness of the Acquisition” beginning on page 56.
Purposes and Reasons of the HEC Filing Persons for the Acquisition
Under the SEC Rules governing “going-private” transactions, the HEC Filing Persons are required to express their purposes and reasons for the Acquisition to the Company’s unaffiliated shareholders. The HEC Filing Persons are making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the HEC Filing Persons should not be construed as a recommendation to any of the Company Shareholders to approve the proposals in this proxy statement. The HEC Filing Persons do not make any recommendation regarding how Company Shareholders should vote with respect to the proposals in this proxy statement.
For the HEC Filing Persons, the purpose of the Acquisition is to effectuate the transactions contemplated by the Acquisition Agreement and the Contribution Agreement, which will allow the HEC Filing Persons to own equity interests in the indirect parent of BidCo and to bear the rewards and risks of such ownership after the Acquisition is completed and the Shares cease to be publicly traded. For additional information, see the section entitled “Purposes and Reasons of the HEC Filing Persons for the Acquisition’’ beginning on page 59.
Purposes and Reasons of the Apollo Filing Persons for the Acquisition
Under the SEC rules governing “going-private” transactions, the Apollo Filing Persons may be deemed to be affiliates of the Company and, therefore, are required to express their purpose and reason for the Acquisition to the Company’s “unaffiliated security holders,” as such term is defined under Rule 13e-3 of the

Exchange Act. The Apollo Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Apollo Filing Persons should not be construed as a recommendation to any Company Shareholder as to whether such Company Shareholder should vote his, her or its Shares in favor of the Acquisition.
The Apollo Filing Persons attempted to negotiate with the Board the terms of a transaction that would be most favorable to the Apollo Filing Persons and not necessarily to the Company Shareholders (other than HEC), and, accordingly, did not negotiate the Acquisition Agreement with a goal of obtaining terms that were fair to such Company Shareholders.
For the Apollo Filing Persons, the purpose of the Acquisition is to enable BidCo to acquire all outstanding equity of the Company (other than certain equity owned by HEC), so that BidCo can acquire control of the Company and operate it as a privately held company, which in turn will allow BidCo to bear the rewards and risk of the ownership of the Company after the Shares cease to be publicly traded. For additional information, see the section entitled “Purposes and Reasons of the Apollo Filing Persons for the Acquisition” beginning on page 60.
Opinion of Goldman Sachs & Co. LLC (see page 64 and Annex C)
At a meeting of the Board, Goldman Sachs rendered to the Board its oral opinion, subsequently confirmed in its written opinion dated December 15, 2020, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders.
The full text of the written opinion of Goldman Sachs, dated December 15, 2020, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with Goldman Sachs’ opinion, is attached to this proxy statement as Annex C. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the Acquisition and the opinion does not constitute a recommendation as to how any Company Shareholder should vote with respect to the Acquisition or any other matter.
Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs for its services in connection with the Acquisition an aggregate fee that is estimated, based on the information available as of the date of announcement, at approximately $25 million, $5 million of which was payable upon announcement of the proposed acquisition and the remainder of which is contingent upon completion of the acquisition, plus a potential discretionary fee of $2.5 million.
For additional information, see the section entitled “The Acquisition — Opinion of Goldman Sachs & Co. LLC” beginning on page 64 and Annex C to this proxy statement.
Market Price and Dividend Data (see page 118)
The Shares are traded on The NASDAQ Stock Market LLC (which we refer to as “Nasdaq”) under the symbol “CATM.” On December 8, 2020, the day before HEC filed an amendment to its Schedule 13D with respect to the submission, together with funds managed by affiliates of AGM, of a non-binding proposal to the Board concerning the Acquisition of all of the outstanding Shares not owned by HEC and funds managed by affiliates of AGM, the closing price for the Shares was $25.87. On December 14, 2020, the last full trading day prior to the public announcement of the Acquisition, the closing price for the Shares was $35.67 per Share. On [•], 2021, the last full trading day prior to the date of this proxy statement, the closing price for the Shares was $[•] per Share.
Certain Effects of the Acquisition (see page 119)
Upon completion of the Acquisition, the Company will become a wholly-owned subsidiary of BidCo upon the terms set forth in the Acquisition Agreement.

Following the completion of the Acquisition, the Shares will no longer be traded on Nasdaq or any other public market. In addition, the registration of the Shares under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), will be terminated. As soon as reasonably practicable after the Effective Date, the Company will be re-registered as a private limited company under the relevant provisions of the Companies Act.
Consequences if the Acquisition is Not Completed (see page 79)
If the Court Scheme Proposal and the Articles Amendment Proposal are not both approved by the Company Shareholders or if the Acquisition is not completed for any other reason, Company Shareholders will not receive any cash consideration for their Shares. Instead, the Company will remain a public limited company and the Shares will continue to be listed and traded on Nasdaq.
In addition, if the Acquisition Agreement is terminated under specified circumstances, the Company is required to pay BidCo a termination fee of $32,600,000 (which we refer to as the “Company termination fee”). Additionally, the Company has agreed to pay BidCo a termination fee of $16,300,000 if BidCo terminates upon material breach by the Company of its representations and warranties or covenants under the Acquisition Agreement and prior to such termination an “acquisition proposal” (as defined herein) has been made and becomes publicly known. The Acquisition Agreement also provides that BidCo may be required to pay the Company a reverse termination fee of $93,800,000 (which we refer to as the “BidCo termination fee”), if the Acquisition Agreement is terminated under specified circumstances. For additional information, see the section entitled “The Acquisition Agreement — Expenses; Termination Fees,” beginning on page 111.
The Company and BidCo have also agreed that if either party fails to timely pay their respective termination fees in the event of a termination described above, and in order to obtain such payment, either party commences a suit that results in a final and non-appealable judgment against the other party, then the losing party will pay to the winning party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out-of-pocket fees and expenses of any expert or consultant engaged by the Company) up to a maximum aggregate amount of $500,000 in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment.
Treatment of Options, Time-Based Restricted Stock Units and Performance-Based Restricted Stock Units (see page 72)
The Acquisition Agreement provides for the following treatment of Company stock options, time-based restricted stock units and performance-based restricted stock units:
•
Immediately prior to the Effective Date, each then-outstanding option to purchase Shares (each, an “Option”) granted under any director or employee stock option or compensation plan or arrangement of the Company (collectively, the “Company Share Plans”) prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such Option and (ii) the number of Shares subject to such Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date. Each Option outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Option”) will be cancelled and converted into the right to receive an amount in cash (the “Option Cash Out Award”) equal to the product of (i) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such 2021 Option and (ii) the number of Shares subject to such 2021 Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Option would have otherwise vested and become exercisable in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date. Any Option which has a per Share exercise price that is greater than or equal to the Per Share Consideration shall be cancelled on the Effective Date for no consideration or payment.

•
Immediately prior to the Effective Date, each then-outstanding award for restricted stock units with respect to Shares that vests solely based on the passage of time (each, a “Company RSU”) granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company RSU award, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Internal Revenue Code). Each award of Company RSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company RSU”) will be cancelled and converted into the right to receive an amount in cash (the “RSU Cash Out Award”) equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such award of 2021 Company RSUs, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company RSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date.

•
Immediately prior to the Effective Date, each then-outstanding award for restricted stock units with respect to Shares that vests based on both performance and the passage of time (each, a “Company PSU”) granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company PSU award (with such number of Shares based on the greater of the target level achievement and the actual level of achievement of any performance goals as determined by the Board immediately prior to the Effective Date based on pro-rated performance goals to account for any shortened performance period), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each award of Company PSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company PSU”) will be cancelled and converted into the right to receive an amount in cash (the “PSU Cash Out Award”) equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such 2021 Company PSU (with such number of Shares based on the target level achievement), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company PSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date (excluding any performance conditions).

Interests of Directors and Executive Officers in the Acquisition (see page 71)
In considering the recommendation of the Board that you vote “FOR” the proposal to approve the Acquisition, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of the Company Shareholders generally. The Board was aware of these interests and considered them at the time it approved the Acquisition Agreement and made its recommendation to the Company Shareholders. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
Conditions to the Acquisition (see page 108)
The Company’s and BidCo’s respective obligations to complete the Acquisition are subject to the satisfaction (or mutual waiver at or prior to the date of the Court hearing by each of the Company and BidCo where permitted) of the following conditions:
•
(i) the Scheme has been approved by a majority in number representing not less than seventy-five percent (75%) in value of shareholders of the Company who are on the register of members of the Company (or the relevant class or classes thereof) at the Voting Record Time, present and voting

(and who are entitled to vote), whether in person or by proxy, at the Court Meeting and at any separate class meeting which may be required (or any adjournment thereof); (ii) the resolutions required to implement the Scheme being duly passed by the requisite majority of the shareholders of the Company at the General Meeting (or any adjournment thereof); and (iii) the sanction of the Scheme by the Court (with or without modification (but subject to any modification being on terms acceptable to BidCo and the Company));
•
no law, injunction or other order (whether temporary, preliminary or permanent) will have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits, restrains, enjoins or otherwise makes illegal the consummation of the Acquisition and will remain in effect; and

•
the waiting period (and any extension thereof) applicable to the consummation of the Acquisition under (i) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as the “HSR Act”); and (ii) the antitrust and foreign investment laws of Australia, Canada, the European Union and South Africa will have expired or been earlier terminated and any required approvals thereunder will have been obtained.

The obligations of BidCo to complete the Acquisition are also subject to the satisfaction or waiver by BidCo at or prior to the date of the Court Hearing of additional conditions, including:
•
subject to certain materiality qualifiers, the accuracy of each of the Company’s representations and warranties in the Acquisition Agreement;

•
the Company’s performance or compliance in all material respects with the obligations, agreements and covenants required to be performed or complied with by it under the Acquisition Agreement on or prior to the date of the Court Hearing; and

•
the absence of any “Material Adverse Effect” since December 15, 2020; and

•
BidCo’s receipt of a signed certificate by an executive officer of the Company certifying that the conditions set forth above have been satisfied.

The obligations of the Company to complete the Acquisition are also subject to the satisfaction or waiver by the Company at or prior to the date of the Court Hearing of additional conditions, including:
•
subject to certain materiality qualifiers, the accuracy of each of BidCo’s representations and warranties in the Acquisition Agreement;

•
BidCo’s performance or compliance in all material respects with the obligations, agreements and covenants, required to be performed by or complied with by it under the Acquisition Agreement on or prior to the date of the Court Hearing; and

•
the Company’s receipt of a signed certificate by an executive officer of BidCo stating that the conditions set forth above have been satisfied.

Antitrust Review Required for the Acquisition and Other Regulatory Filings (see page 85)
U.S. Antitrust
Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (which we refer to as the “FTC”), we cannot complete the Acquisition until we have given notification and furnished information to the FTC and the Department of Justice (which we refer to as the “DOJ”), and until the applicable waiting period has expired or has been terminated. The Acquisition is subject to the waiting period requirements and may not be completed until the expiration of a 30-day waiting period (which may be extended as described below) following the filing of the premerger notification and report forms with the DOJ and the FTC. On December 30, 2020, Cardtronics and BidCo each filed or caused to be filed a premerger notification and report form under the HSR Act with the DOJ and the FTC. At 11:59 p.m., Eastern Time, on January 29, 2021, the waiting period with respect to the premerger notification and report form under the HSR Act will expire.

It is not out of the ordinary for the FTC and the DOJ to scrutinize the legality of transactions like the Acquisition under U.S. antitrust laws. At any time before or after the consummation of the Acquisition, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Acquisition, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Acquisition, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any U.S. state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Acquisition or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
EU Antitrust
BidCo and its affiliates and Cardtronics also conduct business in the European Union (which we refer to as the “EU”). Under the European Union Merger Regulation (which we refer to as the “EUMR”), the Acquisition may not be completed until the expiration of a 25 business day waiting period following the filing of a notification concerning the Acquisition with the European Commission (which we refer to as the “Commission”), unless the waiting period is earlier terminated. This waiting period can be extended by 10 business days in the event commitments or remedies are offered to the Commission in order to address the competitive concerns raised by the Commission to obtain approval for the Acquisition. The waiting period starts the first business day after the filing of the notification. Under the EUMR, the required waiting period will expire if the Commission has not decided to open a “Phase II” investigation within such 25-business day or 35-business day period. If a Phase II investigation is undertaken, the waiting period with respect to the Acquisition could be extended for an additional period of up to 90 business days (or 105 business days if commitments or remedies are offered to the Commission). The Commission frequently appraises transactions like the Acquisition to establish that they will not significantly impede effective competition in the common market (or a substantial part of it). The Commission could take action under the EUMR that it considers necessary or desirable to ensure competition in the EU is not distorted or impeded, including seeking (i) to require the parties to abandon the Acquisition, (ii) to require BidCo or Cardtronics to enter into structural remedies (and thus divest one or more business units or assets) referred to as “commitments”, or (iii) to require BidCo or Cardtronics to enter into behavioral commitments whereby BidCo or Cardtronics commit to take or refrain from taking certain actions to ensure undistorted competition in relevant markets.
Other Foreign Antitrust and Regulatory Filings
In addition, the obligation of the parties to the Acquisition Agreement to effect the Acquisition is subject to (i) approval under the foreign investment laws of Australia and (ii) approval or expiration or termination of any applicable waiting period under the antitrust laws of Canada and South Africa and obtainment of any required consents pursuant thereto (which we refer to, collectively, as the “Other Regulatory Authorities”). In connection with the foregoing, on [•], the Company and BidCo filed an application seeking a no objections notice from the Treasurer of the Commonwealth of Australia. Filings in Canada and South Africa are expected to be made in the coming weeks and, following the Effective Date, a filing pursuant to the Investment Canada Act will be required. Any of these Other Regulatory Authorities may seek to enjoin the consummation of the Acquisition or seek a divestiture of a substantial portion of the Company’s assets or seek other relief pursuant to applicable law.
The Company and BidCo have agreed to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transaction contemplated by the Acquisition Agreement as promptly as practicable (and in any event within ten business days) after the date of the Acquisition Agreement and to (ii) make or file, as promptly as practicable, with the appropriate governmental authority, all other filings, registrations and notifications required to be filed to consummate the Acquisition under the foreign investment laws of Australia and the antitrust laws of Canada, the European Union and South Africa. The Company and BidCo have also agreed to supply as promptly as practicable any additional information and documentary material that may be requested from a governmental authority in connection with filings made with such governmental authority. So as to permit closing to occur as promptly as practicable and in any event prior to the Termination Date, BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, and the Company shall (x) propose, negotiate, commit to and effect, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition, or license of any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest therein and (y) otherwise take or commit to take actions that would limit BidCo’s, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company’s or its subsidiaries’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest or interests therein, provided that any such action is conditioned upon (and shall not be completed prior to) the consummation of the Acquisition and the other transactions contemplated by the Acquisition Agreement. In addition, the Company and BidCo agree to use best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Acquisition Agreement.
Financing of the Acquisition (see page 80)
We anticipate that the total funds needed to complete the Acquisition, including the funds needed to pay Company Shareholders and holders of other equity-based interests the amounts due to them under the Acquisition Agreement, which would be approximately $2,595,000,000 based upon the number of Shares (and our other equity-based interests) outstanding as of December 13, 2020, will be funded through the debt and equity financing described in the following paragraphs and potentially also in small part in combination with the Company’s cash on hand.
Apollo Investment Fund IX, L.P., Apollo Overseas Partners (Delaware 892) IX, L.P., Apollo Overseas Partners (Delaware) IX, L.P., Apollo Overseas Partners IX, L.P. and Apollo Overseas Partners (Lux) IX, SCSP (which we collectively refer to as the “Equity Investors”) have delivered to BidCo an equity commitment letter, dated December 15, 2020, for an aggregate amount of $845,400,000.
BidCo has entered into a debt commitment letter, dated as of December 15, 2020 (which we refer to as the “debt commitment letter”), with certain financial institutions (which we collectively refer to as the “Commitment Parties”). Pursuant to and subject to the terms of the debt commitment letter, the Commitment Parties have committed to provide, severally but not jointly, the following: (i)(x) a senior secured term loan facility in an aggregate principal amount of $1,200 million (which we refer to as the “Term Facility”) and (y) a senior unsecured bridge facility in an aggregate principal amount of $450 million (which we refer to as the “Senior Unsecured Bridge Facility”), in each case of clauses (x) and (y), the proceeds of which are expected to be used to finance the Acquisition and related transactions and (ii) a senior secured revolving credit facility with an aggregate commitment of $300 million (which we refer to as the “Revolving Facility” and together with the Term Facility and the Senior Unsecured Bridge Facility, the “Credit Facilities”), the proceeds of which may be used for general corporate purposes. The borrower under the debt commitment letter will, at its option, either (i) issue senior unsecured notes in a Rule 144A or other private placement on or prior to the Effective Date yielding up to $450 million in aggregate gross cash proceeds (which we refer to as the “Senior Unsecured Notes”) or (ii) if any or all of the Senior Unsecured Notes are not issued on or prior to the Effective Date, borrow up to such unissued amount in the form of senior unsecured bridge loans under the Senior Unsecured Bridge Facility. The Credit Facilities and the Senior Unsecured Notes are collectively referred to herein as the “Debt Financing.”
The debt commitment letter terminates automatically on the earliest to occur of (a) the date that is five business days after the End Date (as defined in the Acquisition Agreement, and as it may be extended in accordance with the terms of the Acquisition Agreement as in effect on December 15, 2020), (b) the date the Acquisition Agreement is terminated (and such termination is valid and legally binding) without the consummation of the Acquisition having occurred and (c) the date of the consummation of the Acquisition (x) in the case of the Term Facility, without the use of the Term Facility or (y) in the case of the Senior Unsecured Bridge Facility, without the use of the Senior Unsecured Bridge Facility, unless, in each case of the foregoing clauses (a), (b) and (c), the Commitment Parties, in their discretion, agree to an extension.
The obligations of the Commitment Parties to provide financing under the debt commitment letter are subject to various conditions, including (i) the execution and delivery of definitive documentation consistent with the terms of the debt commitment letter, (ii) the substantially simultaneous or substantially concurrent consummation of the Acquisition on the terms described in the Acquisition Agreement (without giving effect to any amendment, waiver, consent or other modification to the Acquisition Agreement by BidCo that is materially adverse to the Commitment Parties in their capacities as such unless approved by the lead arrangers), (iii) the consummation of the equity financing prior to, or substantially simultaneously or concurrently with, the initial borrowings under the Debt Financing, (iv) since December 15, 2020, there must not have been, nor will there be, any Material Adverse Effect (as defined in the Acquisition Agreement), which condition is tested on the date of the Court Hearing, (v) delivery of certain audited, unaudited and pro forma financial statements, (vi) as a condition to the availability of the Senior Unsecured Bridge Facility, the borrower under the debt commitment letter having used commercially reasonable efforts to afford the investment banks engaged to privately place the Senior Unsecured Notes a marketing period of at least ten (10) business days (subject to certain blackout dates) following receipt of a customary preliminary prospectus or preliminary offering memorandum or preliminary private placement memorandum, in each case, which includes certain financial statements, (vii) as a condition to the availability of the Term Facility, the borrower under the debt commitment letter having used commercially reasonable efforts to afford the arrangers a marketing period of at least ten (10) business days (subject to certain blackout dates), (viii) payment of all applicable fees and reasonable and documented out-of-pocket expenses, (ix) the receipt of all documentation and other information about the borrower and guarantors required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act), (x) the execution and delivery of guarantees by certain guarantors and the taking of certain actions necessary to create and perfect a security interest in specified items of collateral, (xi) the accuracy in all material respects of specified representations and warranties in the loan documents under which the debt financing will be provided and of certain representations and warranties in the Acquisition Agreement and (xii) delivery of certain customary closing documents.
The documentation governing the Debt Financing has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.
As of the date of this proxy statement, the debt commitment letter remains in effect and no alternative financing arrangements or alternative financing plans have been made in the event the Debt Financing is not available.
The completion of the Acquisition is not conditioned upon BidCo’s receipt of the Debt Financing (or any alternative financing).
RBC Capital Markets, LLC, Barclays Bank PLC, Deutsche Bank Securities Inc. and Mizuho Bank, Ltd. will act as joint bookrunners and joint lead arrangers for the Credit Facilities. In accordance with the terms of the debt commitment letter, the Commitment Parties may invite other banks, financial institutions and institutional lenders to participate in the Debt Financing and to undertake a portion of the commitments to provide such Debt Financing.
Restriction on Solicitation of Acquisition Proposals (see page 97)
The Acquisition Agreement generally restricts the Company’s, its subsidiaries’ and the Company’s and its subsidiaries’ directors’, officers’ and employees’ ability to solicit, directly or indirectly, potential competing proposals from third parties, or to engage in discussions or negotiations with, or furnish information regarding the Company or any of its subsidiaries to, third parties regarding any potential competing proposal. Under certain circumstances, however, and in compliance with certain obligations contained in the Acquisition Agreement, the Company is permitted to furnish information with respect to the Company and its subsidiaries and participate in discussions or negotiations with third parties making a competing proposal if the Board determines in good faith, after consultation with our outside legal counsel and financial advisors, that the competing proposal constitutes or would reasonably be expected to result in a superior proposal and that the failure to furnish information to or participate in discussions or negotiations with respect to such competing proposal would violate the directors’ fiduciary duties under the laws of England and Wales.

Termination of the Acquisition Agreement (see page 110)
The Acquisition Agreement may be terminated prior to the Effective Date by the mutual written consent of BidCo and the Company. In addition, the Acquisition Agreement may be terminated prior to the Effective Date by either BidCo or the Company if:
•
any court or other governmental entity of competent jurisdiction has issued an order, decree, ruling, judgment or injunction, or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such order, decree, ruling, judgment, injunction or other action is or has become final and non-appealable;

•
the Acquisition has not been consummated by September 14, 2021, subject to certain extensions in respect of the marketing period for the Debt Financing (which we refer to as the “Marketing Period”) and the Court Hearing (which we refer to as the “End Date”); or

•
the Company Shareholders do not approve the Acquisition at the General Meeting and the Court Meeting or at any adjournment or postponement thereof, in each case, at which a vote on the approval of the Acquisition was taken.

The right to terminate the Acquisition Agreement pursuant to the above circumstances will not be available to any party that has breached in any material respect its obligations under the Acquisition Agreement in any manner that has proximately caused or resulted in the failure of the Acquisition to be consummated.
The Company may also terminate the Acquisition Agreement and abandon the Acquisition if:
•
there has been a material breach of or material failure to perform any representation, warranty, covenant or agreement on the part of BidCo contained in the Acquisition Agreement, or any such representation or warranty will be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition described above not being satisfied and such breach or failure is not cured prior to the earlier of (A) thirty (30) business days after written notice thereof is given by the Company to BidCo or (B) the End Date; provided, that (x) the Company has first given BidCo written notice at least thirty (30) business days prior to such termination (or promptly, if such written notice is given within thirty (30) business days prior to the End Date), stating the Company’s intention to terminate the Acquisition Agreement as a result thereof and the basis for such termination and (y) the Company will not have the right to terminate as a result if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in the Acquisition Agreement;

•
at any time prior to the time the “Company Requisite Vote” (as defined below) is obtained, in order to enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms and conditions of the Acquisition Agreement; provided, however, that the Company has concurrently with such termination paid or caused to be paid to BidCo the “Company termination fee” (as defined below); or

•
(i) the mutual conditions and BidCo’s conditions (subject to certain exceptions) have been satisfied or waived in accordance with the terms of the Acquisition Agreement, (ii) the Marketing Period has ended and the Company has irrevocably and unconditionally confirmed by written notice to BidCo after the end of the Marketing Period that (x) all of the Company’s conditions have been satisfied (subject to certain exceptions) or that it will irrevocably and unconditionally waive any unsatisfied conditions of the Company, (y) it is prepared, willing and able to consummate the Acquisition and (z) it intends to terminate the Acquisition Agreement, (iii) BidCo fails to consummate the Acquisition within three (3) business days after the delivery of such notice (and the Company has not revoked, withdrawn, modified or conditioned such notice) and (iv) at all times during such three (3) business day period, the Company stood ready, willing and able to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement.

BidCo may also terminate the Acquisition Agreement and abandon the Acquisition at any time prior to the Effective Date if:

•
there has been a material breach of or material failure to perform any representation, warranty, covenant or agreement will the part of the Company contained in the Acquisition Agreement, or any such representation or warranty shall be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition described above not being satisfied and such breach or failure is not cured prior to the earlier of (A) thirty (30) business days after written notice thereof is given by BidCo to the Company or (B) the End Date; provided, that (x) BidCo has given the Company written notice at least thirty (30) business days prior to such termination (or promptly, if such written notice is given within thirty (30) business days prior to the End Date), stating BidCo’s intention to terminate the Acquisition Agreement and the basis for such termination and (y) BidCo will not have the right to terminate if BidCo is then in material breach of any of its representations, warranties, covenants or agreements contained in the Acquisition Agreement; or

•
the Board has made, prior to obtaining the Company Requisite Vote, a change of recommendation.

Termination Fees (see page 111)
Company termination fee:   If the Acquisition Agreement is terminated under specified circumstances, the Company is required to pay BidCo a termination fee of $32,600,000 (which we refer to as the “Company termination fee”). Additionally, the Company has also agreed to pay BidCo a termination fee of $16,300,000 if BidCo terminates upon an uncured material breach by the Company of its representations and warranties or covenants under the Acquisition Agreement and prior to such termination an “acquisition proposal” (as defined herein) has been made and becomes publicly known.
BidCo termination fee:   The Acquisition Agreement also provides that BidCo may be required to pay the Company a reverse termination fee of $93,800,000 (which we refer to as the “BidCo termination fee”), if the Acquisition Agreement is terminated under specified circumstances. The Company and BidCo have also agreed that if either party fails to timely pay their respective termination fees in the event of a termination described above, and in order to obtain such payment, either party commences a suit that results in a final and non-appealable judgment against the other party, then the losing party will pay to the winning party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out-of-pocket fees and expenses of any expert or consultant engaged by the Company) up to a maximum aggregate amount of $500,000 in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. For additional information, see the section entitled “The Acquisition Agreement — Expenses; Termination Fees,” beginning on page 111.
No Dissenters’ or Rights of Objecting Shareholders (see page 117)
The Company Shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.
When the Court’s sanction is sought for the Scheme, the Court will consider matters, including whether the Scheme has been implemented in accordance with the Companies Act, whether the Company Shareholders were fairly represented at the Court Meeting, whether the majority of the Company Shareholders are acting bona fide and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Company Shareholders subject to the Scheme (which we refer to as the “Scheme Shareholders”) are entitled to attend the Court hearing (which we refer to as the “Court Hearing”) and make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court sanctions the Scheme and the Court order is delivered to the Registrar of Companies, all Scheme Shareholders will be bound by the terms of the Scheme.
Material UK Income Tax Consequences of the Acquisition (see page 81)
For a UK Shareholder (as defined under “The Acquisition — Material UK Income Tax Consequences of the Acquisition” beginning on page 81), the receipt of cash in exchange for Shares pursuant to the Acquisition generally will be treated as a disposal for the purposes of UK taxation of chargeable gains. A disposal of ordinary shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains. A non-UK Shareholder (as defined under “The Acquisition — Material UK Income Tax Consequences of the Acquisition” beginning on page 81) generally will not be subject to UK capital gains tax or corporation tax with respect to the exchange of Shares for cash in the Acquisition unless such non-UK Shareholder has certain connections to the United Kingdom (as described in “The Acquisition — Material UK Income Tax Consequences of the Acquisition” beginning on page 81). Shareholders should refer to the discussion in the section entitled “The Acquisition — Material UK Income Tax Consequences of the Acquisition” beginning on page 81 and consult their own tax advisors for complete analysis of the UK and/or foreign tax consequences of the Acquisition that are applicable to them in light of their particular circumstances.
Material U.S. Federal Income Tax Consequences of the Acquisition (see page 82)
The receipt of cash in exchange for Shares pursuant to the Acquisition generally will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who receives cash in exchange for Shares in the Acquisition will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the Shares converted into the right to receive cash in the Acquisition. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired for the same cost in a single transaction). A non-U.S. holder generally will not be subject to U.S. federal income tax with respect to the exchange of Shares for cash in the Acquisition unless such non-U.S. holder has certain connections to the United States. Because particular circumstances may differ, Cardtronics recommends that you consult your own tax advisor for complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the Acquisition that are applicable to you. A more complete description of the U.S. federal income tax consequences of the Acquisition is provided under “The Acquisition — Material U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 82.
Additional Information (see page 125)
You can find more information about Cardtronics in the periodic reports and other information we file with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”). The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov.
Expected Timetable of Principal Events
All dates and times are based on the Company’s current expectations and are subject to change. Terms used but not defined in this “Expected Timetable of Principal Events” shall have the meanings given to them in the Scheme.
Event	Time and/or date(1)
Latest time for receipt of Court Meeting Proxy Cards for Shareholders of Record (Beneficial Holders should follow the deadlines provided by their broker, bank, trust or other nominee)	[•] on [•], 2021(2)
Latest time for receipt of General Meeting Proxy Cards for Shareholders of Record (Beneficial Holders should follow the deadlines provided by their broker, bank, trust or other nominee)	[•] on [•], 2021
Voting Record Time for Court Meeting and General Meeting	[•], 2021(3)
Court Meeting	[•] on [•], 2021
General Meeting	[•] on [•], 2021(4)

Event	Time and/or date(1)
Court hearing to sanction the Scheme	A date expected to be in March or April, 2021, subject to the satisfaction or waiver of relevant conditions to the Acquisition (“D”)(5)
Scheme Record Time and Last Day of Trading	6.00 p.m. (London time) on D+1 Business Day
Scheme Effective Time	D+2 Business Days
Delisting by the Company of Shares from Nasdaq	D+[•] Business Days
Settlement of the Consideration	As soon as possible and within 14 days following the Scheme Effective Time
Long Stop Termination Date	September 14, 2021(6)

(1)
The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable. The parties currently expect the Acquisition to close in the first half of 2021. However, it is possible that factors could result in the Acquisition being completed at another time or not at all. The actual dates will depend, among other things, on the satisfaction or waiver of the conditions in the Acquisition Agreement.

References to times are to London, United Kingdom time unless otherwise stated. If any of the times and/or dates above change, the revised times and/or dates will be notified to Cardtronics shareholders.
(2)
It is requested that Court Meeting Proxy Card be lodged no later than [time] on [date] or, in the case of an adjourned meeting, at [•] [a.m.]/[p.m.] (London time) on the date which is ten days before the date fixed for reconvening the adjourned Court Meeting. [Court Meeting Proxy Cards not so lodged may be completed and emailed to [email address] at any time before the start of the Court Meeting.]

(3)
If either the Court Meeting or the General Meeting is adjourned, the Voting Record Time for the relevant adjourned meeting will be at [•] [a.m.]/[p.m.] (London time) on the date which is ten days before the date fixed for reconvening the adjourned meeting.

(4)
To commence at [time] or as soon thereafter as the Court Meeting concludes or is adjourned.

(5)
In accordance with the terms of the Acquisition Agreement, the parties agree to submit a request to the Court to schedule the Court hearing date for the date that is twelve to fifteen business days after the conditions to the Acquisition have been satisfied (or, to the extent permitted, waived). Pursuant to the terms of the Acquisition Agreement, the Court hearing date may be rescheduled in certain circumstances.

(6)
This is the latest date by which the Scheme may become effective. Pursuant to the terms of the Acquisition Agreement, the Long Stop Termination Date may be extended in certain circumstances.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SHAREHOLDER MEETINGS
The following questions and answers are intended to briefly address some commonly asked questions regarding the Acquisition, the Court Meeting and the General Meeting. These questions and answers do not address all questions that may be important to you as a Company Shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
On December 15, 2020, the Company entered into the Acquisition Agreement with BidCo. You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the proposal to approve the Acquisition.

Q:
As a shareholder, what will I receive in the Acquisition?

A:
If the Acquisition is completed, you will be entitled to receive $35.00 in cash, without interest and subject to deduction for any withholding taxes, for each Share you own as of immediately prior to the Effective Date. For further information, see the section entitled “The Acquisition Agreement — Acquisition Consideration,” beginning on page 89.

Q:
What are the material U.S. federal income tax consequences of the Acquisition?

A:
The receipt of cash in exchange for Shares pursuant to the Acquisition generally will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who receives cash in exchange for Shares in the Acquisition will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the Shares converted into the right to receive cash in the Acquisition. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired for the same cost in a single transaction). A non-U.S. holder generally will not be subject to U.S. federal income tax with respect to the exchange of Shares for cash in the Acquisition unless such non-U.S. holder has certain connections to the United States. Because particular circumstances may differ, Cardtronics recommends that you consult your own tax advisor for complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the Acquisition that are applicable to you. A more complete description of the U.S. federal income tax consequences of the Acquisition is provided under “The Acquisition — Material U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 82.

Q:
What are the material UK income tax consequences of the Acquisition?

A:
If you are a UK Shareholder (as defined under “The Acquisition — Material UK Tax Consequences of the Acquisition” beginning on page 81) the exchange of Shares for cash pursuant to the Acquisition will generally be treated as a disposal for the purposes of UK taxation of chargeable gains. A disposal of ordinary shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains. A non-UK Shareholder (as defined under “The Acquisition — Material UK Income tax Consequences of the Acquisition” beginning on page 81) generally will not be subject to UK capital gains tax or corporation tax with respect to the exchange of Shares for cash in the Acquisition unless such non-UK Shareholder has certain connections to the United Kingdom (as described in “The Acquisition — Material UK Income tax Consequences of the Acquisition” beginning on page 81).

Shareholders should refer to the discussion in the section entitled “The Acquisition — Material UK Income tax Consequences of the Acquisition” beginning on page 81 and consult their own tax advisors for a complete analysis of the UK and/or foreign tax consequences of the Acquisition that are applicable to them in light of their particular circumstances.

Q:
What will happen to the Company’s outstanding equity compensation awards in the Acquisition?

A:
For information regarding the treatment of outstanding Company equity awards, see the section entitled “The Acquisition Agreement — Treatment of Options, Company RSUs and Company Performance-Based RSUs” beginning on page 89.

Q:
Why are there two shareholder meetings?

A:
The Acquisition will be implemented by means of a Court-sanctioned scheme of arrangement between the Company and its shareholders who are Scheme Shareholders on the register of members of the Company at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval of the Scheme by Company Shareholders at a meeting that is convened by the Court, which we refer to as the Court Meeting. The Company Shareholders will vote on the Court Scheme Proposal at the Court Meeting as described in “Court Scheme Proposal” beginning on page 34.

The Acquisition also requires approval of the Articles Amendment Proposal which is a proposal to amend the Company’s articles of association to allow the Board to carry the Scheme into effect. This proposal will not be presented at the Court Meeting. Therefore, the Company is also holding a General Meeting at which Company Shareholders will vote on the Articles Amendment Proposal and on the Advisory Transaction-Related Compensation Proposal.
Q:
What are Company Shareholders being asked to consider and approve?

A:
Company Shareholders are being asked to consider and approve the following matters:

1. The Court Scheme Proposal:   To approve the Scheme at the Court Meeting;
2. Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the Company’s articles of association as described in “Articles Amendment Proposal” on page 36 at the General Meeting; and
3. Advisory Transaction-Related Compensation Proposal:   To approve, in accordance with Section 14A of the Exchange Act on an advisory, non-binding basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable.
As more particularly described in “The Court Meeting and the General Meeting” and “Court Scheme Proposal” on pages 31 and 34, respectively, the Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between the Company and the Company Shareholders who are Scheme Shareholders on the register of members of the Company at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval by the Company Shareholders at the Court Meeting and the sanction of the Scheme by the Court.
Court Meeting:   The purpose of the Scheme is to provide for BidCo to acquire all of the issued and to be issued Shares. This is to be achieved by the automatic transfer of all of the outstanding Scheme Shares at the Scheme Record Time to BidCo (or its affiliates or its nominees), including any issuer of depositary receipts falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 (a “DR Nominee”), in consideration for which BidCo will pay the Per Share Consideration on the basis set out in the Scheme. Before the Court’s sanction can be sought for the Scheme, the Court Scheme Proposal must be approved by the Company Shareholders at the Court Meeting. The resolution must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy. The approval of the Court Scheme Proposal is a condition to the consummation of the Acquisition, so if the Court Scheme Proposal is not approved, the Acquisition cannot be completed.
General Meeting:   The Company Shareholders also are being asked to consider and approve the Articles Amendment Proposal and the Advisory Transaction-Related Compensation Proposal at the General Meeting. The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast on the Articles Amendment Proposal are cast in favor thereof. The Articles Amendment Proposal will authorize the Board to implement the Scheme and to deal with certain ancillary matters, including necessary amendments to the Company’s articles of association. Approval of the Articles Amendment Proposal is required for consummation of the Acquisition. The approval of the Articles Amendment Proposal is a condition to the consummation of the Acquisition, so if the Articles Amendment Proposal is not approved, the Acquisition cannot be completed.
The Advisory Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast on the Advisory Transaction-Related Compensation Proposal are in favor thereof. In addition, as the proposal is non-binding, the result of the vote will not require the Board to take any action. Completion of the Acquisition is not conditioned on approval of the Advisory Transaction-Related Compensation Proposal. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.
Q:
Why am I receiving two proxy cards or voting instructions for two meetings?

A:
As described above, the Company Shareholders are being asked to consider and approve resolutions at both the Court Meeting and the General Meeting. Each copy of this document mailed to Shareholders of Record is accompanied by two proxy cards with instructions for voting. The proxy card labeled “Court Meeting Proxy Card” corresponds to the Court Meeting, and the proxy card labeled “General Meeting Proxy Card” corresponds to the General Meeting.

Beneficial Holders will receive voting instructions from their broker, bank, trust or other nominee with instructions on how to vote for each meeting. Beneficial Holders will only receive one voting instruction form, but this form will cover how to vote for both meetings.
Your vote is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the holders of the Scheme Shares at the Court Meeting. You are encouraged to submit a proxy card or voting instructions for BOTH the Court Meeting and the General Meeting as soon as possible.
If you have not received two proxy cards or a voting instruction form that covers how to vote for both meetings, please contact Georgeson LLC at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, Shareholders, Banks and Brokers Call Toll Free: 888-666-2594. If your Shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee.
Q:
How does the Board recommend that I vote on the proposals?

A:
The Board has determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition, would promote the success of the Company to the benefit of the Company Shareholders as a whole and, accordingly, recommends that the Company Shareholders vote:

•
“FOR” the Court Scheme Proposal;

•
“FOR” the Articles Amendment Proposal; and

•
“FOR” the Advisory Transaction-Related Compensation Proposal.

For a more complete description of the recommendation of the Board with respect to these proposals, see “The Acquisition — Recommendation of the Board” and “The Acquisition — Reasons for Recommending the Approval of the Acquisition; Fairness of the Acquisition” each beginning on page 50. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.

Q:
Do I need to attend the Court Meeting and the General Meeting?

A:
No. In addition, due to the COVID-19 Restrictions, it is not possible for you to attend either the Court Meeting or the General Meeting in order to vote your Shares. If you are a shareholder of record as of the Voting Record Time, you may vote by mail, by telephone or through the internet, as described in more detail below. If you are a “street name” holder of Shares, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the Court Meeting or the General Meeting, as described in more detail below. Please refer to page 32 of this document for attendance protocols in light of the COVID-19 Restrictions.

Q:
When and where are the Court Meeting and the General Meeting?

A:
The Court Meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] (London time) and the General Meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] (London time) (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).

Q:
Who can receive notice of, attend and vote at the Court Meeting and General Meeting?

A:
Each Shareholder of Record or Beneficial Holder as of the Voting Record Time will receive notice of the Court Meeting and the General Meeting.

Only Shareholders of Record at the Voting Record Time will be entitled to attend and vote on the resolutions to be put to the Company Shareholders at the Court Meeting and the General Meeting. Each Beneficial Holder as of the Voting Record Time will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Shares on the resolutions to be put to the Company Shareholders at the Court Meeting and the General Meeting. At the Voting Record Time, there were [•] Shares outstanding and entitled to vote at each of the Court Meeting and the General Meeting. However, due to the COVID-19 Restrictions, Shareholders of Record will not be permitted to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline. Please refer to page 32 of this document for attendance protocols in light of the COVID-19 Restrictions. While HEC is the holder of Shares, it will not vote at the Court Meeting. Instead, HEC will provide an undertaking to the Court to be bound by the Scheme in respect of its Shares that are subject to the Scheme and that are not acquired pursuant to the Contribution Agreement, in which it will also confirm to the Court that it did not vote at the Court Meeting.
All communications concerning Shareholder of Record accounts, including address changes, name changes, share transfer requirements and similar issues, can be handled by contacting Computershare Trust Company N.A., in its capacity as transfer agent, at (866) 595-9768 (toll free), (781) 575-2157 (toll), or in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202.
Q:
If my Shares are held in “street name” by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee vote my Shares for me?

A:
If your Shares are registered in the name of Cede & Co. (as nominee for DTC) or are held in “street name” through a broker, bank, trust or other nominee as a custodian, you are referred to in this proxy statement as a “Beneficial Holder.” Only Beneficial Holders as of the Voting Record Time may direct their broker, bank, trust or other nominee how to vote at the General Meeting and the Court Meeting (such broker, bank, trust or other nominee having been granted an omnibus proxy by the Shareholder of Record). Please follow the voting instructions provided by your broker, bank, trust or other nominee. Please note that you may not vote Shares held as a Beneficial Holder by returning a proxy card or voting instructions directly to the Company. You may only vote Shares held as a Beneficial Holder in person at the General Meeting or the Court Meeting if you obtain a “legal proxy” from your broker, bank, trust or other nominee.

Unless a Beneficial Holder instructs his or her broker, bank, trust or other nominee how to vote his or her Shares, Shares held by such Beneficial Holder will NOT be voted on any of the proposals presented at the General Meeting or the Court Meeting.

Q:
What are the effects of abstentions and broker non-votes at the meetings?

A:
An abstention occurs when a Company Shareholder abstains from voting on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. Brokers, banks, trusts and other nominees will not have discretionary authority to vote on any of the proposals at the Court Meeting or the General Meeting, so they will only be able to vote Shares for which they have received voting instructions from the Beneficial Holders. If you are a Beneficial Holder, you should therefore provide your broker, bank, trust or other nominee with instructions as to how to vote your Shares for each proposal.

In connection with the Court Meeting, abstentions and broker non-votes will not be considered votes cast and will, therefore, not have any effect on the outcome of the vote at the Court Meeting.
In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum but will not be considered as votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Articles Amendment Proposal or the Advisory Transaction-Related Compensation Proposal.
Q:
What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Acquisition affects you. See “Where You Can Find Additional Information.”

After you have carefully read this proxy statement and the attached annexes, please respond by completing, signing and dating the relevant proxy cards or voting instruction form, as applicable, and returning them in the enclosed postage-paid envelope or by submitting your proxy or voting instructions by appointing the chair of each of the Court Meeting and the General Meeting as your proxy by telephone or through the Internet as soon as possible so that your Shares will be represented and voted at the Court Meeting and General Meeting.
If you are a Shareholder of Record, please sign BOTH of the proxy cards exactly as your name appears on such cards. If your Shares are owned jointly, each joint owner should sign the relevant proxy cards. In the case of joint holders of Shares who are Shareholders of Record, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in the Company’s register of members. If a Shareholder of Record is a corporation, limited liability company, partnership or other entity, the relevant proxy cards should be signed in the full corporate, limited liability company, partnership or other entity name by a duly authorized person. If the relevant proxy cards are signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.
If you are a Beneficial Holder, please refer to your voting instructions or the information forwarded by your broker, bank, trust or other nominee to see which voting options are available to you.
The Internet and telephone proxy submission procedures are designed to verify your holdings and to allow you to confirm that your instructions have been properly recorded.
If you are a Shareholder of Record at the Voting Record Time, neither the submission of a proxy or voting instructions, nor the method by which you submit a proxy or voting instructions, will in any way limit your right to vote at the Court Meeting and General Meeting if you later decide to attend the meeting in person, however, due to the COVID-19 Restrictions, a Shareholder of Record will not be granted access to the Court Meeting or the General Meeting in person. If you are a Beneficial Holder as of the Voting Record Time, you must obtain a legal proxy, executed in your favor, from the Shareholder of Record through which your shares are held, to be able to vote at the Court Meeting and General Meeting.

Q:
How will my Shares be voted if I complete my proxy or voting instructions?

A:
All Shares entitled to vote and represented by properly completed proxies received prior to the Court Meeting and General Meeting, and not revoked, will be voted at the Court Meeting and General Meeting as instructed on the proxies or voting instructions.

If you are a Shareholder of Record and properly complete, sign and return your proxy cards, but do not indicate how your Shares should be voted on a matter, the Shares represented by your proxy will be voted as the Board recommends and, therefore:
•
“FOR” the Court Scheme Proposal;

•
“FOR” the Articles Amendment Proposal; and

•
“FOR” the Advisory Transaction-Related Compensation Proposal.

In light of the COVID-19 Restrictions, proxies (other than the chair of each of the Court Meeting and General Meeting) who do seek to attend will not be granted access to the Court Meeting or General Meeting in person. Accordingly, Shareholders of Record must appoint the chair of each of the Court Meeting or General Meeting as their proxy before the relevant deadline if they wish for their shares to be voted.
Broker non-votes occur when shares held by a bank, broker, trust or other nominee are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular resolution and does not have discretionary authority to vote on that resolution. If you are a Beneficial Holder and you do not submit voting instructions to your broker, bank, trust or other nominee, your broker, bank, trust or other nominee may generally vote your shares in its discretion only on routine matters. Because each of the resolutions being considered at the Court Meeting and the General Meeting are considered non-routine, your broker, bank trust or nominee will not have the discretion to vote your shares unless you provide voting instructions. Please refer to page 32 of this proxy statement for details on attendance protocols in light of the COVID-19 Restrictions.
Q:
Can I revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A:
Yes. If you are a Shareholder of Record, you can do this as follows:

•
by sending a written notice via e-mail to [•] in time to be received before the deadline for the receipt of proxy cards for such meeting, stating that you would like to revoke your proxy; or

•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the deadline for the receipt of proxy cards for the Court Meeting and General Meeting or by submitting a later dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

Please note that due to the COVID-19 Restrictions, Shareholders of Record will not be able to attend the Court Meeting or the General Meeting in person.
If you are a Beneficial Holder, you should contact your broker, bank, trust or other nominee for instructions on how to do so.
Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each shareholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for shareholders of record; however, certain brokerage firms may have instituted householding for Beneficial Holders of Shares held through brokerage firms. If your family has multiple accounts holding Shares, you may have already received householding notification from your broker.

Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.
Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Acquisition?

A:
No. You are not entitled to dissenting shareholders’ appraisal rights, rights of objecting shareholders or other similar rights in connection with the Acquisition or any of the transactions contemplated by the Acquisition Agreement. For more information, see the section entitled “No Dissenters’ Rights or Rights of Objecting Shareholders” beginning on page 117.

Q:
When is the Acquisition expected to be completed?

A:
We and BidCo are working toward completing the Acquisition as quickly as possible. We currently anticipate that the Acquisition will be completed during the first half of calendar year 2021, but we cannot be certain when or if the conditions to the Acquisition will be satisfied or, to the extent permitted, waived. The Acquisition cannot be completed until the conditions to effect the Scheme are satisfied (or, to the extent permitted, waived), including the approval of the Acquisition by Company Shareholders. For additional information, see the section entitled “The Acquisition Agreement — Conditions to the Acquisition,” beginning on page 108.

Q:
What happens if the Acquisition is not completed?

A:
If the Court Scheme Proposal and the Articles Amendment Proposal are not both approved by the Company Shareholders or if the Acquisition is not completed for any other reason, Company Shareholders will not receive any cash consideration for their Shares. Instead, Cardtronics will remain an independent public limited company and the Shares will continue to be listed and traded on Nasdaq. Under the Acquisition Agreement, the Company or BidCo may be required to pay the other party a termination fee if the Acquisition Agreement is terminated under certain circumstances. See “The Acquisition Agreement — Expenses; Termination Fees” beginning on page 111.

Q:
Where can I find more information about the Company?

A:
The Company files periodic reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. For a more detailed description of the information available, see the section entitled “Where You Can Find More Information,” beginning on page 125.

Q:
Who can help answer my questions?

A:
For additional questions about the Acquisition, assistance in submitting proxies or voting Shares, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, New York 10104
Shareholders, Banks and Brokers Call Toll Free: 888-666-2594
If your Shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain information is this proxy statement constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and are intended to be covered by the safe harbor provisions thereof. The forward-looking statements relate to future events and are based on management’s current expectations and beliefs relating to anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the Company’s business and future financial and operating results, the expected timing of the proposed transaction, the anticipated effective date for the proposed transaction and other aspects of the Company’s operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expect,” “anticipate,” “foresee,” “forecast,” “estimate,” “intend,” “plan,” “future,” “project,” “contemplate,” “could,” “would,” and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the Company or its share price. The Company’s forward-looking statements involve certain assumptions and significant risks and uncertainties (some of which are beyond its control) that could cause actual results to differ materially from its historical experience and present expectations or projections, including but not limited to:
•
the effect of the announcement of the proposed transaction on the Company’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on our operating results and business generally;

•
risks that the proposed transaction disrupts current plans and operations or creates unanticipated difficulties or expenditures;

•
the outcome of any legal proceedings related to the proposed transaction;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition Agreement;

•
the ability of the parties to consummate the proposed transaction on a timely basis or at all;

•
the satisfaction of the conditions precedent to consummation of the proposed transaction, including, without limitation, the ability to secure any and all required regulatory and shareholder approvals on the terms expected, at all or in a timely manner;

•
the Company’s ability to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits;

•
business disruption following the proposed transaction;

•
the Company’s ability to implement its business strategy;

•
the Company’s financial outlook and the financial outlook of the automated teller machines and multi-function financial services kiosks (collectively, “ATMs”) industry and the continued usage of cash by consumers at rates near historical patterns;

•
the impact of macroeconomic conditions, including the future impacts of the COVID-19 outbreak on global economic conditions, which is highly uncertain and difficult to predict;

•
the Company’s ability to respond to recent and future network and regulatory changes;

•
the Company’s ability to manage cybersecurity risks and protect against cyber-attacks and manage and prevent cyber incidents, data breaches or losses, or other business disruptions;

•
the Company’s ability to respond to changes implemented by networks and how they determine interchange, scheduled and potential reductions in the amount of net interchange that it receives from global and regional debit networks due to pricing changes implemented by those networks as well as changes in how issuers route their ATM transactions over those networks;

•
the Company’s ability to renew its existing merchant relationships on comparable or improved economic terms and add new merchants;

•
changes in interest rates and foreign currency rates;

•
the Company’s ability to successfully manage its existing international operations and to continue to expand internationally;

•
the Company’s ability to manage concentration risks with and changes in the mix of key customers, merchants, vendors, and service providers;

•
the Company’s ability to maintain appropriate liquidity;

•
the Company’s ability to prevent thefts of cash and maintain adequate insurance;

•
the Company’s ability to provide new ATM solutions to retailers and financial institutions including the demand for any such new ATM solutions as well as its ability to place additional banks’ brands on ATMs currently deployed;

•
the Company’s ATM vault cash rental needs, including potential liquidity issues with its vault cash providers and its ability to continue to secure vault cash rental agreements in the future and once secured, on reasonable economic terms;

•
the Company’s ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations;

•
the Company’s ability to renew its existing third-party service provider relationships on comparable or improved economic terms;

•
the Company’s ability to successfully implement and evolve its corporate strategy;

•
the Company’s ability to compete successfully with new and existing competitors;

•
the Company’s ability to meet the service levels required by its service level agreements with its customers;

•
the additional risks the Company is exposed to in its United Kingdom (“UK”) armored transport business;

•
the Company’s ability to pursue, complete, and successfully integrate acquisitions, strategic alliances, or joint ventures;

•
the impact of changes in laws, including tax laws that could adversely affect the Company’s business and profitability;

•
the impact of, or uncertainty related to, the UK’s exit from the European Union, including any material adverse effect on the tax, tax treaty, currency, operational, legal, human, and regulatory regime and macro-economic environment to which it will be subject to as a UK company;

•
the Company’s ability to adequately maintain and upgrade its ATM fleet to address changes in industry standards, regulations and consumer behavior patterns;

•
the Company’s ability to retain its key employees and maintain good relations with its employees; and

•
the Company’s ability to manage the fluctuation of its operating results, including as a result of the foregoing and other risk factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

While the risks presented in this proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties that may arise, including in connection with the proposed transaction. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and those set forth from time-to-time in other filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date of this communication. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

PARTIES TO THE ACQUISITION
Cardtronics
Cardtronics provides convenient automated consumer financial services through its global network of ATMs. As of December 31, 2019, we were the world’s largest ATM owner/operator, providing various services to approximately 285,000 ATMs globally. Our website address is www.cardtronics.com. The information provided on our website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to our website in this proxy statement. Additional information about the Company is contained in our public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 125, for more information.
BidCo
BidCo is a private limited company incorporated in England and Wales that was formed on December 11, 2020, solely for the purpose of engaging in the transactions contemplated by the Acquisition Agreement. BidCo has not engaged in any business activities other than in connection with the transactions contemplated by the Acquisition Agreement.
BidCo is an affiliate of certain funds (which we refer to as the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (together with its subsidiaries, collectively referred to in this proxy statement as “AGM”). AGM is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. AGM had assets under management of approximately $433 billion as of September 30, 2020 in private equity, credit and real assets funds invested across a core group of nine industries where AGM has considerable knowledge and resources. AGM’s shares are listed on the NYSE under the symbol “APO”.
Business and Background of Natural Persons Related to the Apollo Filing Persons
AGM
Please refer to “Parties Involved in the Acquisition” for information regarding AGM.
Additional information regarding the names, business addresses and material occupations, positions, offices or employment of the directors and executive officers of AGM is contained in the proxy statement filed by AGM on August 20, 2020 and such information is incorporated herein by reference.
Apollo Funds
Apollo Investment Fund IX, L.P. is a Delaware limited partnership. The registered office of Apollo Investment Fund IX, L.P. is located at c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The general partner of Apollo Investment Fund IX, L.P. is Apollo Advisors IX, L.P., and the general partner of Apollo Advisors IX, L.P. is Apollo Capital Management IX, LLC. The sole member of Apollo Capital Management IX, LLC is APH Holdings, L.P, and the general partner of APH Holdings, L.P. is Apollo Principal Holdings III GP, Ltd. The name and material occupation, position, office or employment of the directors and officers of Apollo Principal Holdings III GP, Ltd. are listed below. The name and material occupation, position, office or employment of the officers of Apollo Capital Management IX, LLC are listed below.
Apollo Overseas Partners (Delaware) IX, L.P. is a Delaware limited partnership. The registered office of Apollo Overseas Partners (Delaware) IX, L.P is located at c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The general partner of Apollo Overseas Partners (Delaware) IX, L.P. is Apollo Advisors IX, L.P., and the general partner of Apollo Advisors IX, L.P. is Apollo Capital Management IX, LLC. The sole member of Apollo Capital Management IX, LLC is APH Holdings, L.P, and the general partner of APH Holdings, L.P. is Apollo Principal Holdings III GP, Ltd.

Apollo Overseas Partners (Delaware 892) IX, L.P. is a Delaware limited partnership. The registered office of Apollo Overseas Partners (Delaware 892) IX, L.P. is located at c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The general partner of Apollo Overseas Partners (Delaware 892) IX, L.P. is Apollo Advisors IX, L.P., and the general partner of Apollo Advisors IX, L.P. is Apollo Capital Management IX, LLC. The sole member of Apollo Capital Management IX, LLC is APH Holdings, L.P, and the general partner of APH Holdings, L.P. is Apollo Principal Holdings III GP, Ltd.
Apollo Overseas Partners IX, L.P. is a Cayman Islands limited partnership. The registered office of Apollo Overseas Partners IX, L.P is located at c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands. The general partner of Apollo Overseas Partners IX, L.P. is Apollo Advisors IX, L.P., and the general partner of Apollo Advisors IX, L.P. is Apollo Capital Management IX, LLC. The sole member of Apollo Capital Management IX, LLC is APH Holdings, L.P, and the general partner of APH Holdings, L.P. is Apollo Principal Holdings III GP, Ltd.
Apollo Overseas Partners (Lux) IX, SCSp is special limited partnership formed under the laws of Luxembourg. The registered office of Apollo Overseas Partners (Lux) IX, SCSp is located at c/o AMI (Luxembourg) S.a r.l., Le Dome 3rd Floor, 2-8, Avenue Charles de Gaulle, L-1653 Luxembourg, Grand Duchy of Luxembourg. The general partner of Apollo Overseas Partners (Lux) IX, SCSp is Apollo Overseas Partners (Lux) IX, S.à.r.l.
The business address of each of Apollo Overseas Partners (Lux) IX, S.à.r.l’s managers is: c/o AMI (Luxembourg) S.a r.l., Le Dome 3rd Floor, 2-8, Avenue Charles de Gaulle, L-1653 Luxembourg, Grand Duchy of Luxembourg.
The name and material occupation, position, office or employment of the managers of Apollo Overseas Partners (Lux) IX, S.à.r.l are listed below.
Name	Title
James R. Crossen	Manager
Efisio Follesa	Manager
Fabrice Jeusette	Manager
Fabrien Morelli	Manager
Katherine G. Newman	Manager
The business address of each of Apollo Principal Holdings III GP, Ltd.’s directors and officers is: 9 West 57th Street, 43rd Floor, New York, New York 10019.
The name and material occupation, position, office or employment of the directors and officers of Apollo Principal Holdings III GP, Ltd. are listed below.
Name	Title
Leon D. Black	Director & President
Elise Boyle	Vice President
Matthew Breitfelder	Vice President
Anthony Civale	Vice President, Co-Chief Operating Officer
John DeRosa	Vice President
James Elworth	Vice President, Assistant Secretary
Joseph D. Glatt	Vice President, Assistant Secretary
Joshua J. Harris	Director & Vice President

Name	Title
Martin B. Kelly	Vice President, Chief Financial Officer & Co-Chief Operating Officer
Scott Kleinman	Vice President
William B. Kuesel	Vice President, Assistant Secretary
Maria Lennox	Vice President, Assistant Secretary
Jessica L. Lomm	Vice President, Assistant Secretary
Laurie D. Medley	Vice President, Assistant Secretary
Katherine G. Newman	Vice President, Assistant Secretary
Marc J. Rowan	Director & Vice President
John J. Suydam	Vice President, Secretary
Shari Verschell	Vice President, Assistant Secretary
Christian Weideman	Vice President, Assistant Secretary
James Zelter	Vice President
The business address of each of Apollo Capital Management IX, LLC’s officers is: 9 West 57th Street, 43rd Floor, New York, New York 10019.
The name and material occupation, position, office or employment of the officers of Apollo Capital Management IX, LLC are listed below.
Name	Title
Reinhold Asamoa-Frimpong	Vice President
Robert Azerad	Vice President
Marc Becker	Vice President
Lawrence Berg	Vice President
Leon D. Black	President
John Bookout	Vice President
Elise Boyle	Vice President
Matthew Breitfelder	Vice President
Jonathan Cancro	Vice President
James R. Crossen	Vice President
John DeRosa	Vice President
Stephanie Drescher	Vice President
Christopher Edson	Vice President
James Elworth	Vice President, Assistant Secretary
Samuel Feinstein	Vice President
Joseph D. Glatt	Vice President, Assistant Secretary
Isabelle Gold	Vice President, Assistant Secretary
Wilson Handler	Vice President
Joshua J. Harris	Vice President
Christine Hommes	Vice President
Andrew Jhawar	Vice President
Julia Ji	Vice President
Robert Kalsow-Ramos	Vice President
Martin Kelly	Vice President
Scott Kleinman	Vice President

Name	Title
William B. Kuesel	Vice President, Assistant Secretary
Theodore Kwon	Vice President
Maria Lennox	Vice President, Assistant Secretary
Jessica L. Lomm	Vice President, Assistant Secretary
Steve Martinez	Vice President
Laurie D. Medley	Vice President, Assistant Secretary
Matthew Michelini	Vice President
Trevor Mills	Vice President
Antoine Munfakh	Vice President
Pratik Mukhtiyar	Vice President
Katherine G. Newman	Vice President, Assistant Secretary
Matthew Nord	Vice President
Robert Pasteelnick	Vice President
Eric Press	Vice President
Reed Rayman	Vice President
Michael Reiss	Vice President
Marc J. Rowan	Vice President
Ephraim Rudman	Vice President
David Sambur	Vice President
Vishal Sheth	Vice President
Joshua Simpson	Vice President
Lee Solomon	Vice President
Justin Stevens	Vice President
Aaron Stone	Vice President
Geoffrey D. Strong	Vice President
John J. Suydam	Vice President, Secretary
Gareth Turner	Vice President
Shari Verschell	Vice President, Assistant Secretary
Alex Van Hoek	Vice President
Olivia Wassenaar	Vice President
Christian Weideman	Vice President, Assistant Secretary
BidCo
Please refer to “Parties Involved in the Acquisition” for information regarding BidCo.
BidCo does not have any officers.
The business address of each of BidCo’s directors is: 9 West 57th Street, 43rd Floor, New York, New York 10019.
The name and material occupation, position, office or employment of the directors of BidCo are listed below.
Robert Kalsow-Ramos. Mr. Kalsow-Ramos is a director of BidCo. Mr. Kalsow-Ramos is a Partner in Private Equity at AGM primarily focused on investments in the technology and services sectors. Prior to joining AGM in 2010, Mr. Kalsow-Ramos was a member of the Investment Banking group at Morgan Stanley. Mr. Kalsow-Ramos serves on the boards of directors of Tech Data, Alorica, Intrado and The TEAK

Fellowship, a non-profit organization. Mr. Kalsow-Ramos previously served on the boards of directors of Hexion Inc., Momentive Performance Materials and Noranda Aluminum and was involved with AGM’s investment in Evertec Inc.
Jonathan Williams. Mr. Williams is a director of BidCo. Mr. Williams is a Principal in Private Equity at AGM.
Business and Background of Persons Related to the HEC Filing Persons
The business address of each of the persons and entities described below is 570 Lexington Ave, New York, NY 10022. The business telephone number of each of the persons and entities described below is (212) 521-8495. During the past five years, none of the persons or entities described has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Hudson Executive Capital LP is a Delaware limited partnership. Hudson Executive Capital LP’s principal business is to serve as investment advisor to certain affiliated investment funds.
HEC Management GP LLC is a Delaware limited liability company. HEC Management GP LLC’s principal business is to serve as the general partner of Hudson Executive Capital LP.
HEC Performance GP LLC is a Delaware limited liability company. HEC Performance GP LLC’s principal business is to serve as the general partner of HEC Master Fund LP.
HEC SPV I GP LLC is a Delaware limited liability company. HEC SPV I GP LLC’s principal business is to serve as the general partner of HEC SPV I LP.
HEC Master Fund LP is a Cayman Islands exempted limited partnership. The principal business of HEC Master Fund LP is investing in securities.
HEC SPV I LP is a Delaware limited partnership. The principal business of HEC SPV I LP is purchasing certain securities of the Company.
DGB Hudson, LLC is a Delaware limited liability company. The principal business of DGB Hudson, LLC is to serve as managing member of HEC Management GP LLC.
The general partner of HEC Master Fund LP is HEC Performance GP LLC. The general partner of HEC SPV I LP is HEC SPV I GP LLC. The managing member of each of HEC Performance GP LLC and HEC SPV I GP LLC is HEC Management GP LLC. Hudson Executive Capital LP is the investment adviser of HEC Master Fund LP and HEC SPV IV LP. The general partner of Hudson Executive Capital LP is HEC Management GP LLC. The managing members of HEC Management GP LLC are Douglas Braunstein and DGB Hudson, LLC. The managing member of DGB Hudson, LLC is Douglas Bergeron.
Mr. Braunstein has served as Managing Partner and Founder of HEC since 2015. Previously, Mr. Braunstein served at JPMorgan Chase & Co., from March 1997 to January 2015, with roles as CFO, Vice Chair, member of the Operating Committee, Head of Americas Investment Banking, and Global M&A, among others. Mr. Braunstein serves on the boards of directors of Cardtronics Plc and USA Technologies, Inc. Mr. Braunstein previously served on the boards of directors of Eagle Pharmaceuticals, Inc. and Corindus Vascular Robotics, Inc.
Douglas Bergeron has served as a Managing Partner of Hudson Executive and the CEO of Hudson Executive Investment Corp. since February 2020. Mr. Bergeron has served as the founder and sole shareholder of DGB Investment, Inc. since 2002. In 2001, he led the acquisition of VeriFone Systems, Inc. (Verifone) from Hewlett-Packard. In 2002, Mr. Bergeron, as Chief Executive Officer of Verifone, partnered with GTCR, and grew VeriFone into a multi-national company with an enterprise value exceeding $4 billion by 2013, when he left the company. Since 2013, Mr. Bergeron has served as Chairman of the Board of Opus. In 2016, Mr. Bergeron joined the Board of Directors of United Language Group. In 2017, Mr. Bergeron

became Chairman of the Board of the Directors of Nyotron. Mr. Bergeron has been a member of the Board of Directors of Pipeworks Studios since 2018 and of Renters Warehouse since 2015. Mr. Bergeron has served as the Chairman of the Board of Directors of USA Technologies, Inc. since 2020. Mr. Bergeron serves as an investor and advisor to Blend, Inc.

THE COURT MEETING AND THE GENERAL MEETING
The Court Meeting
Date, Time and Place of the Court Meeting
The Court Meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] [a.m.]/[p.m.] (London time).
Purpose of the Court Meeting
The Court Meeting is being held to allow the Company Shareholders to consider and, if thought fit, approve the Scheme. The purpose of the Scheme is to provide for BidCo to acquire all of the issued and to be issued Shares of Cardtronics. This is to be achieved by means of an automatic transfer of all of the outstanding Scheme Shares at the Scheme Record Time to BidCo or its subsidiary or a DR Nominee, in consideration for which BidCo will pay the Per Share Consideration on the basis set out in the Scheme. Before the Court’s sanction can be sought for the Scheme, the Scheme requires the approval of the Court Scheme Proposal by the Company Shareholders at the Court Meeting.
The General Meeting
Date, Time and Place of the General Meeting
The General Meeting will be held at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom on [•], 2021 at [•] [a.m.]/[p.m.] (London time) (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).
Purpose of the General Meeting
The General Meeting is being held to allow the Company Shareholders to consider and, if thought fit, approve the Articles Amendment Proposal and the Advisory Transaction-Related Compensation Proposal. The Articles Amendment Proposal will be proposed as a special resolution, and the Advisory Transaction-Related Compensation Proposal will be proposed as an ordinary resolution.
•
Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the Company’s articles of association as described in “Articles Amendment Proposal” below at the General Meeting.

•
Advisory Transaction-Related Compensation Proposal:   To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable.

The approval of the Advisory Transaction-Related Compensation Proposal is not a condition to the consummation of the Acquisition. In addition, as the proposal is non-binding, the result of the vote will not require the Board to take any action. Subject to the satisfaction or waiver of the other conditions to the consummation of the Acquisition, the Scheme will become effective and the compensation may be paid or become payable whether or not the Advisory Transaction-Related Compensation Proposal is approved at the General Meeting.
Voting at the Court Meeting and the General Meeting
Each Shareholder of Record and each Beneficial Holder at the close of business on the Voting Record Time will receive notice of the Court Meeting and the General Meeting.
Each Shareholder of Record at the Voting Record Time will be entitled to vote on all resolutions to be put to the Company Shareholders at the Court Meeting and the General Meeting or they may appoint another person or persons, whether a shareholder of the Company or not, as their proxy or proxies, to exercise all or any of their rights to vote at the Court Meeting and the General Meeting. Due to the COVID-19 Restrictions, Shareholders of Record will not be permitted to attend the applicable meeting in person and it is therefore very important that they vote by appointing the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline.
If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your Shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Shares as proxy for the Shareholder of Record. Each Beneficial Holder on the Voting Record Time will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Shares on all resolutions to be put to the shareholders at the Court Meeting and the General Meeting. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Shares.
At the Court Meeting and the General Meeting, voting will be by way of poll and each Shareholder of Record present by proxy will be entitled to one vote for each Share held by such Shareholder of Record as of the Voting Record Time.
For the General Meeting, a quorum, which is the presence of qualifying persons who together are entitled to vote upon the business to be transacted in respect of a majority of the issued Shares, present by proxy for a shareholder or a duly authorized representative of a corporation or other entity that is a shareholder, must be present. If you are a Shareholder of Record, your shares held as of the Voting Record Time will be counted as being present at the meeting only if you submit a properly executed proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the General Meeting. For the Court Meeting, the Court must be satisfied that the votes cast are a fair and reasonable representation of the opinion of the holders of the Scheme Shares.
It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the holders of the Scheme Shares. You are therefore strongly urged to sign and return your Court Meeting Proxy Card or voting instructions by appointing the chair of the Court Meeting as your proxy and your General Meeting Proxy Card or voting instructions by appointing the chair of the General Meeting as your proxy as soon as possible. Although the completion and return of the proxy cards would not ordinarily prevent a Shareholder of Record from attending, voting and speaking at either the Court Meeting or the General Meeting, or any adjournment thereof, in person if you are entitled to do so, due to the COVID-19 Restrictions, you will not be granted access to the Court Meeting or the General Meeting in person.
If you are a Beneficial Holder, as a matter of English law, your name will not be entered in the Company’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the Court Meeting and/or the General Meeting, you must arrange for the completion of a stock transfer form by the applicable Shareholder of Record in respect of such Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to the Company’s transfer agent, Computershare Trust Company N.A., prior to the Voting Record Time. Beneficial Holders who wish to vote directly at the Court Meeting and/or General Meeting should take care to send such stock transfer form in respect of their Shares to permit processing to be completed by [•] prior to the Voting Record Time. Due to the COVID-19 Restrictions, Shareholders of Record will not be able to attend the Court Meeting or the General Meeting and, in order to vote their Shares, must appoint the chair of each of the Court Meeting and the General Meeting, as applicable, as their proxy before the relevant deadline.
Proxies
Each copy of this proxy statement mailed to Shareholders of Record is accompanied by two proxy cards with instructions for voting. The proxy card labeled “Court Meeting Proxy Card” corresponds to the Court Meeting, and the proxy card labeled “General Meeting Proxy Card” corresponds to the General Meeting. You should complete and return BOTH proxy cards accompanying this document to ensure that your vote is counted at both meetings, or at any adjournment or postponement of the meetings. You may also authorize a proxy to vote your Shares by telephone or through the Internet as instructed on the proxy cards.

A space has been included in the proxy cards to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the relevant shareholder meeting to represent a Shareholder of Record. In light of the COVID-19 Restrictions, proxies (other than the chair of each of the Court Meeting and the General Meeting) will not be granted access to the Court Meeting or the General Meeting in person. Accordingly, Shareholders of Record are strongly encouraged to appoint the chair of each of the Court Meeting and the General Meeting as their proxy before the relevant deadline. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Georgeson LLC, Shareholders, Banks and Brokers Call Toll Free: 888-666-2594. If your Shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee.
If you are a Beneficial Holder as of the Voting Record Time, you must direct your broker, bank, trust or other nominee to vote, in accordance with the voting instructions you have received from your broker, bank, trust or other nominee.
If you are a Shareholder of Record as of the Voting Record Time, you can revoke your proxy or voting instructions or change your vote after you have delivered your proxy or voting instructions as follows:
•
by sending a written notice to the Secretary of the Company at the address set forth below in time to be received before the deadline for receipt of proxy cards for the Court Meeting and General Meeting, stating that you would like to revoke your proxy; or

•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the deadline for receipt of proxy cards for the Court Meeting and General Meeting or by submitting a later dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

Please note that due to the COVID-19 Restrictions, Shareholders of Record will not be able to attend the Court Meeting or the General Meeting in person.
Written notices of revocation and other communications about revoking your proxy should be sent via e-mail to: [•].
If you are a Beneficial Holder as of the Voting Record Time, you should contact your broker, bank, trust or other nominee for instructions on how to revoke your voting instructions.
All Shares represented by valid proxies that the Company receives through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxies.
If you are a Shareholder of Record and you fail to make a specification on your proxy cards as to how you want your shares voted before signing and returning it, your proxy will be voted in accordance with the Board’s recommendation, “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Advisory Transaction-Related Compensation Proposal. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
Solicitation of Proxies
The Company will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to shareholders and the retention of any information agent or other service provider in connection with the Acquisition. This proxy solicitation is being made by the Company on behalf of the Board. The Company has hired Georgeson LLC to assist in the solicitation of proxies. The Company has agreed to pay Georgeson LLC a fee of approximately $40,000 plus payment of certain fees and expenses for its services to solicit proxies. In addition to this mailing, proxies may be solicited by directors, officers or employees of the Company or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.
In accordance with applicable regulations, the Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to Beneficial Holders of Shares.

COURT SCHEME PROPOSAL
The Scheme
The following section of this proxy statement explains, among other things, the effect of the Scheme and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.
The Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between the Company and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Scheme requires approval of the Scheme by the Company Shareholders at the Court Meeting (the Court Scheme Proposal). The Scheme also requires the sanction of the Court following this approval. The Scheme is set out in full in Annex B of this proxy statement.
The purpose of the Scheme is to provide for BidCo to acquire all of the issued and to be issued ordinary share capital of the Company. This is to be achieved by means of an automatic transfer of all Scheme Shares outstanding at the Scheme Record Time to BidCo or its subsidiary or a DR Nominee, in consideration for which BidCo will pay the Per Share Consideration on the basis set out in the Scheme.
Sanction of the Scheme by the Court
Under the Companies Act, the Scheme also requires the sanction of the Court. The hearing by the Court to sanction the Scheme is expected to be scheduled following the satisfaction or waiver of the other conditions to the Closing, which are summarized in the section of this proxy statement titled “The Acquisition Agreement — Conditions to the Acquisition” beginning on page 108, other than those that are by their terms to be satisfied at the consummation of the Acquisition. Scheme Shareholders are entitled to attend the Court Hearing, should they wish to do so, in person or through counsel.
Following sanction of the Scheme by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies. This is presently expected to occur two (2) UK business days after the date the Court sanctions the Scheme.
Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including all Beneficial Holders at the Scheme Record Time), irrespective of whether or not they voted in favor of, or against, the Scheme at the Court Meeting or in favor of, or against, or abstained from voting on the special resolution at the General Meeting.
If the Scheme does not become effective on or prior to the End Date (or such later date as may be agreed by the Company and BidCo and as the Court may approve (if such approval is required)), the Scheme will not become effective.
Required Vote
The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time, representing 75% or more in value of the Shares at the Voting Record Time, in each case, voting (and entitled to vote) by proxy.
Approval of the Court Scheme Proposal is required for the consummation of the Acquisition.
Recommendation of the Board
After careful consideration, on December 14, 2020, the Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Accordingly, the Board recommends that the Company Shareholders vote “FOR” the Court Scheme Proposal. For a more complete discussion of the Board’s recommendation, see “The Acquisition — Recommendation of the Board” and “The Acquisition — Reasons for Recommending the Approval of the Acquisition; Fairness of the Acquisition” each beginning on page 50. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
When considering the recommendation of the Board that you vote “FOR” the Court Scheme Proposal, you should be aware that certain of the Company’s directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a Company Shareholder generally. The members of the Board were also aware of these interests in, among other matters, recommending that you vote “FOR” the Court Scheme Proposal. These interests are described in more detail in “The Acquisition — Interests of the Directors and Executive Officers in the Acquisition” beginning on page 71.

ARTICLES AMENDMENT PROPOSAL
Amendment to the Company’s Articles of Association
It is proposed, pursuant to the Articles Amendment Proposal, that the articles of association of the Company be amended to ensure that any Shares issued after the Voting Record Time in respect of the Court Meeting and on or prior to the Scheme Record Time will be subject to the Scheme. It is also proposed to amend the articles of association so that any Shares issued to any person other than BidCo or its nominees after the Scheme Record Time will be automatically acquired by BidCo on the same terms of the Acquisition (other than terms as to timings and formalities). These provisions will avoid any person (other than BidCo or its nominees) being left with Shares after the Scheme becomes effective.
Special Resolution to be Proposed at the General Meeting
For the reasons described above, the Company is requesting that the Company Shareholders adopt the following resolution at the General Meeting, which is a special resolution:
THAT for the purpose of giving effect to the scheme of arrangement dated [•], 2021 (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced at this meeting and for the purposes of identification signed by the chairman of this meeting, in its original form or subject to any modification, addition, or condition as may be agreed between the Company and BidCo and approved or imposed by the Court (the Scheme):
(A)   the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and
(B)   with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 145:
“145.   Scheme of Arrangement
145.1   In this article, references to the Scheme are to the Scheme of Arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme) dated [•] 2021 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and mutually acceptable to the Company and Catalyst Holdings Limited. (the “Buyer”), and save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.
145.2   Notwithstanding either any other provision of these articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any shares (other than to the Buyer or its nominee(s)) on or after the adoption of this article but at or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.
145.3   Notwithstanding any other provision of these articles, if any shares are issued to any person (other than to the Buyer or its nominee(s)) (the “New Member”) after the Scheme Record Time (the “Disposal Shares”), such Disposal Shares shall be issued on the terms that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, subject to the Scheme becoming effective in accordance with its terms, upon the Scheme becoming effective or, if later, upon the issue of the Disposal Shares, be immediately transferred to the Buyer (or as the Buyer may otherwise direct in writing to the Company) who shall be obliged to acquire all such Disposal Shares in consideration of the payment by or on behalf of the Buyer to the New Member of an amount in cash for each Disposal Share equal to the consideration that the New Member would have been entitled to had each Disposal Share been a Scheme Share.
145.4   On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time (as defined in the Scheme), the value of the consideration per Disposal Share to be paid under paragraph (145.3) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company or an independent investment bank selected by the Company may determine to ensure (as nearly as may be) parity of treatment with that provided for by paragraph (145.3) above. References in this article to shares shall, following such adjustment, be construed accordingly.
145.5   To give effect to any transfer required by this article, the Company may appoint any person as attorney and/or agent for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of the Buyer (or as the Buyer may otherwise direct in writing to the Company) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Buyer (or as the Buyer may otherwise direct in writing to the Company) and pending such vesting to exercise all such rights attaching to the Disposal Shares as the Buyer may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the Buyer) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed in writing by the Buyer. The Company may give good receipt for the purchase price of the Disposal Shares and may register the Buyer as holder of the Disposal Shares and issue to it certificate(s) for the same. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Disposal Shares. Unless otherwise set forth in the Scheme, the Buyer shall settle the consideration due to the New Member pursuant to paragraph 145.3 above by sending a check drawn on a US clearing bank (or shall procure that such a check is sent) in favor of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) for the purchase price of such Disposal Shares, as described in paragraph 145.3 above (and adjusted pursuant to paragraph 145.4 above, as applicable), as soon as possible and in any event no later than 14 days after the date on which the Disposal Shares are issued to the New Member.
145.6   If the Scheme shall not have become effective by the date referred to in clause 6.2 of the Scheme (or such later date, if any, as the Buyer and the Company may agree and the Court may approve (if such approval is required)), this article 145 shall be of no effect.
145.7   Notwithstanding any other provision of these articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the effective date of the Scheme other than to the Buyer and/or its nominees pursuant to the Scheme.”
Required Vote
The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast on the Articles Amendment Proposal are cast in favor thereof.
Recommendation of the Board
After careful consideration, on December 14, 2020, the Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Accordingly, the Board recommends that the Company Shareholders vote “FOR” the Articles Amendment Proposal. For a more complete discussion of the Board’s recommendation, see “The Acquisition — Reasons for Recommending the Approval of the Acquisition; Fairness of the Acquisition” and “The Acquisition — Recommendation of the Board” each beginning on page 50. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.

When considering the recommendation of the Board that you vote “FOR” the Articles Amendment Proposal, you should be aware that certain of the Company’s directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board were also aware of these interests in, among other matters, recommending that you vote “FOR” the Articles Amendment Proposal. These interests are described in more detail in “The Acquisition — Interests of the Company’s Directors and Executive Officers in the Acquisition” beginning on page 71.

ADVISORY TRANSACTION-RELATED COMPENSATION PROPOSAL
In accordance with Section 14A of the Exchange Act, the Company is providing the Company Shareholders the opportunity to cast a vote, on a non-binding, advisory basis, to approve the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in the section entitled “The Acquisition — Interests of Directors and Executive Officers in the Acquisition — Golden Parachute Compensation,” beginning on page 75, including the table entitled “Golden Parachute Payment” and accompanying footnotes. As an advisory vote, this proposal is not binding upon the Company or the Board, and approval of this proposal is not a condition to completion of the Acquisition. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation that is based on or otherwise relates to the Acquisition will be payable to the Company’s named executive officers, subject only to the conditions applicable thereto, regardless of the outcome of the approval of this proposal.
Accordingly, you are asked to vote on the following resolution:
“RESOLVED, that the Company Shareholders approve, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Acquisition, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Acquisition — Interests of Directors and Executive Officers in the Acquisition — Golden Parachute Compensation,” beginning on page 75 (which disclosure includes the Golden Parachute Compensation Table and accompanying footnotes required pursuant to Item 402(t) of Regulation S-K).”
The Board, unanimously of those directors voting, recommends that Company Shareholders vote “FOR” the Advisory Transaction-Related Compensation Proposal. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the Advisory Transaction-Related Compensation Proposal.
The Advisory Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof. In addition, as the proposal is non-binding, the result of the vote will not require the Board to take any action. Completion of the Acquisition is not conditioned on approval of the Transaction-Related Compensation Proposal. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

THE ACQUISITION
Overview
The Company is seeking the approval by the Company Shareholders of the Acquisition pursuant and subject to the terms of the Acquisition Agreement that the Company entered into on December 15, 2020 with BidCo. Under the terms of the Acquisition Agreement, subject to the satisfaction or waiver of specified conditions, BidCo will acquire all of the issued and to be issued Shares for $35.00 per Share.
The Board has approved the Acquisition Agreement and, unanimously of those directors voting, recommends that the Company Shareholders vote “FOR” the proposal to approve the Acquisition. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
Upon completion of the Acquisition, each Share that is issued and outstanding immediately prior to the Effective Date (other than Excluded Shares) will be acquired by BidCo in exchange for $35.00 per Share, in cash, subject to deduction for any required withholding taxes and without interest.
Following the completion of the Acquisition, the Company will become a wholly-owned subsidiary of BidCo.
On December 15, 2020, the Company entered into the Acquisition Agreement with BidCo, pursuant to which BidCo has agreed to acquire the Company by means of the Scheme for the Per Share Consideration, subject to the terms and conditions of the Acquisition Agreement. With the exception of Douglas Braunstein, the Board has approved the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition. Mr. Braunstein is the Managing Partner and Founder of HEC, a 19.4% shareholder of the Company that has agreed to rollover certain of its Shares in connection with the Acquisition, and he did not participate in any discussions or deliberations with respect to the Acquisition, the review of strategic alternatives and related matters and recused himself from approvals in connection with the Acquisition.
Pursuant to the Scheme and subject to the terms and conditions of the Acquisition Agreement, on the effective date of the Acquisition, BidCo shall acquire all of the Company’s issued and to be issued Shares other than (a) Shares legally or beneficially held by BidCo or any of its subsidiaries (or any nominee on their behalf), (b) any Shares held in treasury or owned, directly or indirectly, by the Company or any of its subsidiaries and (c) any Shares acquired by BidCo or its designee(s) pursuant to a contribution agreement between HEC and BidCo, none of which will be covered by the Scheme.
Background of the Acquisition
The Board, together with senior management, regularly review and assess, and engage with the Company’s shareholders regarding the Company’s strategic direction, financial performance and business plans with a view towards strengthening the Company’s business and identifying opportunities to increase shareholder value, taking into account financial, industry, competitive and other considerations. As part of this process, from time to time, the Board and senior management have reviewed potential strategic alternatives available to the Company, including strategic acquisitions and divestitures, in order to enhance the value of the Company’s business and operations.
Given the increasing strategic activity in the broader payments industry, and the significant role mergers and acquisitions were continuing to have in driving growth and scale in the industry, during a regularly scheduled Board meeting on May 15-16, 2019 in London, the Board reviewed strategic alternatives with senior management and the Company’s legal and financial advisors. After discussion of alternatives at that meeting, including the continued execution of the Company’s strategic plan on a stand-alone basis, potential acquisitions and potential business combinations, the Board authorized the Company’s financial advisor, Goldman Sachs, to approach a limited number of financial sponsors and strategic parties to gauge their interest in a transaction involving the Company. Based on confidentiality concerns, the Board directed Goldman Sachs to start the process by gauging interest from financial sponsors before approaching any strategic parties.

In late May 2019, Goldman Sachs reached out to seven financial sponsors. Following this outreach, the Company entered into non-disclosure agreements with six financial sponsors, including AGM. Senior management of the Company met with and made presentations to six financial sponsors, including representatives of AGM, which meetings took place on June 5 and June 6, 2019. Also in late May, at the request of senior management of the Company, Goldman Sachs introduced Edward H. West, chief executive officer of the Company, to the chief executive officer of another participant in the payment industry, which we refer to as “Party A.” The two executives met on May 30, 2019. During the course of June 2019, representatives of Goldman Sachs and the Company’s management held various telephonic and in-person meetings with the six financial sponsors, including with representatives of AGM, to discuss the Company’s business and financial performance.
On June 25, 2019, representatives of AGM submitted a preliminary non-binding indication of interest to the Company indicating a price per share of $34.00 to $38.00 based on its evaluation of the information provided in the management presentation and follow-up calls. HEC was not a party to AGM’s June 25th proposal. No other financial sponsors submitted an indication of interest in 2019.
At a meeting on June 27, 2019, Goldman Sachs updated the Board on the results of the process to date and its engagement with the parties contacted and summarized AGM’s indication of interest (a copy of which had been provided to the Board). In addition, Goldman Sachs reviewed with the Board certain alternatives for capital return to shareholders, including share repurchases or dividends. After detailed discussion, the Board determined that the indication of interest submitted by AGM was not compelling and continuing to execute on the Company’s strategic plan would likely lead to greater value creation for shareholders than pursuit of a business combination at that time. As a result, at that time, the Board decided not to pursue discussions with AGM in respect of a potential business combination and not to continue reviewing strategic alternatives further.
During the remainder of 2019, the Company continued to execute on its business and strategic plan. Beginning in February 2020, the global COVID-19 pandemic resulted in widespread global business disruption. Shelter-in-place orders, promotion of social distancing measures, restrictions to businesses deemed non-essential and travel restrictions implemented throughout the world had a material impact on the ability of people to conduct transactions at the Company’s ATM locations and use of cash more generally. During this time, management and the Board had numerous conversations on how the global COVID-19 pandemic was impacting and may continue to impact the Company’s business, including the potential negative longer-term impact on the use of cash, the Company’s strategic plan and its financial results. Due to the difficulty in predicting the implications of the global COVID-19 pandemic on the business, the Company withdrew its 2020 annual guidance on April 1, 2020. On that day, the Company’s stock was trading at a 52-week low of $15.93. On August 6, 2020, the Company delivered its second quarter of 2020 earnings summary, which reported revenues of $233 million, down 32% versus the second quarter of 2019, adjusted EBITDA of $47 million, down 42% (on a constant currency basis) versus the second quarter of 2019 and adjusted earnings per share of $0.13 versus $0.69 in the second quarter of 2019.
On May 14, 2020, Robert Kalsow-Ramos, a partner at AGM, reached out by telephone to a member of senior management of the Company to express AGM’s continued interest in the Company and sector.
In August 2020, Mr. Kalsow-Ramos contacted Douglas Braunstein, a member of the Board and Managing Partner and Founder of HEC, the Company’s largest shareholder, expressing an interest in potential transactions with the Company. Mr. Kalsow-Ramos raised with Mr. Braunstein the possibility of HEC working with AGM with respect to such potential transactions. During late August and early September 2020, the discussions of such potential transactions and the possibility of HEC’s involvement in the transactions continued between Mr. Kalsow-Ramos and Mr. Braunstein.
On September 17, 2020, Mr. West received a call from Mr. Braunstein. Mr. Braunstein informed Mr. West that he had been approached by and was having preliminary discussions with AGM regarding a range of potential transactions involving the Company, and that HEC and AGM intended to send a letter in respect of such potential transactions in the coming days. On the morning of September 18, 2020, Mark Rossi, Chairman of the Board, received a call from Mr. Braunstein, during which Mr. Braunstein conveyed to Mr. Rossi the same information that he had disclosed to Mr. West the prior day regarding discussions with AGM about potential transactions. On September 21, 2020, the Company received a letter from AGM and HEC indicating their interest in acquiring, investing equity in, providing other financing to or otherwise partnering with the Company (which we refer to as the “September 21 Letter”). The September 21 Letter proposed, among other things, an initial 30-day period of business and financial due diligence and indicated that AGM and HEC had engaged Paul, Weiss, Rifkind, Wharton & Garrison LLP (which we refer to as “Paul Weiss”) and Cadwalader, Wickersham & Taft LLP (which we refer to as “Cadwalader”), respectively, as legal advisors. On September 23, 2020, the September 21 Letter was shared with the Board (other than Mr. Braunstein). It was decided by Messrs. West and Rossi that a previously-scheduled meeting of the Board on September 24, 2020 would be used to discuss the September 21 Letter. On September 23, 2020, Mr. Kalsow-Ramos called Mr. West to express AGM’s serious interest in potential transactions with the Company. Mr. West informed Mr. Kalsow-Ramos that he had received the September 21 Letter and would be discussing it with the Board (other than Mr. Braunstein).
On September 24, 2020, the Board convened by telephone with members of senior management attending to discuss general Board matters and the September 21 Letter. Based on discussions in advance of the meeting with their respective outside counsel, Mr. Braunstein notified the Company that as a result of HEC’s possible role in a potential transaction involving the Company he would recuse himself from the portion of any meetings of the Board at which potential transactions with HEC and AGM, or other strategic alternatives, would be discussed, for as long as potential transactions with HEC and AGM were under consideration. Mr. Braunstein also noted that the role HEC would take in any potential transaction had not been determined at that time. Following Mr. Braunstein’s exit from the meeting, Mr. West confirmed that the Company had engaged Weil, Gotshal & Manges LLP (which we refer to as “Weil”) and Ashurst LLP (which we refer to as “Ashurst”) as legal advisors and Goldman Sachs as financial advisor in connection with the review of strategic alternatives and the indication of interest from AGM and HEC. The Board discussed the September 21 Letter and concluded that it would not provide AGM and HEC with the requested 30-day period for business and financial diligence, but directed Messrs. Rossi and West and Gary Ferrera, chief financial officer of the Company, to engage with AGM and Mr. Braunstein to understand the parameters of the potential transactions referenced in the September 21 Letter, including, among other things, HEC’s potential role in a transaction, transaction structure, transaction value, financing and timing.
On September 25, 2020, Messrs. West, Rossi, Kalsow-Ramos and Braunstein had a call to discuss next steps and the need to have AGM execute a new non-disclosure agreement. On that day, the Company and AGM executed a non-disclosure agreement in substantially the same form that AGM had previously executed with the Company on June 3, 2019 as part of the Company’s strategic review process, which, among other things, included a 12-month standstill. On October 1, 2020, Mr. West and Mr. Ferrera conducted a videoconference with representatives of AGM, HEC and Goldman Sachs to discuss AGM and HEC’s interest in potential transactions involving the Company, to understand AGM’s indication of interest and HEC’s potential involvement, as well as to provide AGM with a high-level review of the Company’s business and financial performance.
On October 7, 2020, the Board (other than Mr. Braunstein) convened by telephone with members of senior management attending for an update on the discussions engaged in by Messrs. Rossi, West and Ferrera with AGM and HEC and to consider, among other things, whether and how to engage further with AGM and HEC and whether the Company should undertake a review of all strategic alternatives. Following discussion, the Board determined that engaging with AGM and HEC to explore the potential for a transaction, including to understand the value being proposed, was best for the Company’s shareholders, given, among other things, the parameters of the indication of interest, the reputation of AGM as a significant investor in the financial services sector and the proposed involvement of HEC, the Company’s largest shareholder, which has a deep knowledge of the Company. In addition, at the October 7 meeting, members of senior management reviewed with the Board management’s updated view of the Company’s long-range plan, which reflected management’s preliminary view of the known impacts of the global COVID-19 pandemic on the Company and the industry in which it operates.
On October 13, 2020, Mr. West, Mr. Ferrera and representatives of Goldman Sachs attended a videoconference with representatives of AGM and HEC to review the Company’s business and financial performance and management’s view of the Company’s prospects.
On October 16, 2020, members of the Company’s senior management and representatives of Goldman Sachs attended a videoconference with representatives of AGM and HEC to further review the Company’s financial performance.

In mid-October 2020, representatives of AGM and HEC continued their discussions of the potential transactions involving the Company. Among other potential transaction structures, the representatives of AGM and HEC discussed the possibility of an acquisition transaction and the potential terms thereof.
On October 22, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending. Mr. Rossi informed the Board that AGM and HEC had, through Goldman Sachs, orally indicated their interest in a potential acquisition of the Company at consideration of $30.00 to $32.00 per share (which we refer to as the “October 22 Indication of Interest”) as one of the transactions under consideration. Representatives of Goldman Sachs summarized the October 22 Indication of Interest compared to management’s long-range plan and the historical and projected performance of the Company. Representatives of Weil reviewed with the Board significant factors that the Board should consider in evaluating the October 22 Indication of Interest, as well as all of its strategic alternatives generally. Senior management of the Company again discussed with the Board their views on the long-range plan and the impact of the global COVID-19 pandemic and other macroeconomic factors that could impact performance, including the considerable uncertainty arising from consumer behavioral changes as a result of the pandemic, and ultimately the achievement of the long-range plan. Senior management of the Company reminded the Board that the current long-range plan only reflected the known impacts of the global COVID-19 pandemic on the Company’s business. After discussions with management and the Company’s external advisors, the Board determined that the Company should contact certain potential strategic partners to gauge interest in a potential transaction, as well as continue to engage with AGM and HEC. The Board and the Company’s advisors discussed the parties that should be contacted and the process.
Over the course of the next several weeks, the Company prepared a comprehensive virtual data room, which also included specific due diligence materials requested by AGM, HEC and their respective advisors (which we refer to as the “Data Room”). In addition, representatives of Goldman Sachs contacted parties as discussed with the Board concerning a potential acquisition of the Company, which we refer to as “Party B,” “Party C,” “Party D,” “Party E,” “Party F,” “Party H,” “Party I” and “Party J.” During this period, the Company entered into non-disclosure agreements with Party B, Party C, Party E, Party F and Party J.
On October 27, 2020, the Board had a scheduled monthly update call by telephone, the first part of which Mr. Braunstein attended for general Board-related matters. Once this business was concluded, Mr. Braunstein exited the call and members of senior management provided the remaining Board members in attendance with an update on the status of the calls being made by Goldman Sachs to potentially interested parties. Management reported that Party D, which had not signed a non-disclosure agreement or been furnished any confidential information, had confirmed to Goldman Sachs that it was not interested in pursuing a transaction with the Company, and Goldman Sachs was continuing to engage with five additional parties with respect to their potential interest, including Party E, Party F, an additional party with whom senior management of the Company had initiated contact, which we refer to as “Party G,” Party H and Party I.
On October 29, 2020, Party H, which had not signed a non-disclosure agreement or been furnished any confidential information confirmed to Goldman Sachs that it was not interested in pursuing a transaction with the Company.
On November 5, 2020, the Company executed a non-disclosure agreement with HEC specific to the potential transactions under consideration, including an acquisition transaction.
On November 6, 2020, Mr. West had a call with an executive at Party G to discuss Party G’s interest in a potential transaction with the Company, and the Party G representative noted that he would review the opportunity with other members of senior management at Party G. No detailed terms of a potential transaction were discussed on this call. Subsequent to this call, Party G confirmed it was not interested in pursuing a transaction with the Company at this time.
In addition, also on November 6, 2020, representatives of Goldman Sachs spoke to Party I, who indicated it was not interested in pursuing a transaction with the Company. Party I did not sign a non-disclosure agreement and no confidential information was provided to Party I.
Throughout November, representatives of the Company, Goldman Sachs, AGM, HEC and AGM’s advisors conducted numerous teleconferences and videoconferences in respect of AGM and HEC’s due diligence review of the Company. The Data Room was first made available to AGM on November 3, 2020 and to HEC on November 5, 2020.
During the weeks of November 9, 2020 and November 16, 2020, management met with five interested parties (Party B, Party C, Party E, Party F and Party J) to review the Company’s business and performance and the Company continued to respond to diligence requests from AGM. Certain parties submitted follow up questions about the Company’s business and financial performance to representatives of Goldman Sachs, who worked with senior management at the Company to respond. These responses were sent by representatives of Goldman Sachs to the requesting party. Following these meetings, representatives of Goldman Sachs also contacted these five parties to discuss their level of interest in pursuing a transaction with the Company at that time and to answer additional questions about the process and the Company’s business. Through these calls, Party B, Party C and Party F indicated they were not interested in pursuing a transaction with the Company at this time.
On November 13, 2020, Goldman Sachs sent a letter to Party C, Party F and Party J, which provided that indications of interest in a potential transaction involving the Company should be submitted by 5:00 p.m. ET on November 23, 2020.
Also on November 13, 2020, the Board (other than Mr. Braunstein) convened by telephone with Goldman Sachs and members of senior management attending at which, among other things, Goldman Sachs updated the Board with respect to engagement with third parties, including its outreach to a total of nine other parties, of which (i) Party D, Party G, Party H and Party I had confirmed they were not interested in pursuing a transaction with the Company, (ii) Party B, Party C, Party E, Party F and Party J had entered into non-disclosure agreements and (iii) management had held meetings with each of Party B and Party F. Goldman Sachs confirmed that the management presentation had been provided to Party E and they were coordinating a meeting between Party E and management of the Company. Goldman Sachs also provided the Board with an illustrative timeline for a potential transaction should the Board determine to proceed on any proposal. Representatives of management also provided the Board with an update on the status of AGM’s continuing due diligence.
Management met with Party B and Party F on November 10, 2020, Party J on November 17, 2020 and Party C on November 19, 2020 to review the Company’s business and performance and continued to respond to diligence requests from AGM throughout this period. On November 19, 2020, at the direction of the Board, Goldman Sachs sent a letter to Party E, which provided that indications of interest in a potential transaction involving the Company should be submitted by 5:00 p.m. ET on November 23, 2020. Also on November 19, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending at which, among other things, the Board received further updates on the status of the outreach made to third parties to date and the status of ongoing discussions with AGM and certain other parties. Representatives of Goldman Sachs reported that, following meetings with the Company’s management team, Party B and Party F had declined to pursue the opportunity further as they were focused on other strategic priorities at the time and of the remaining three parties, Party C and Party J remained interested, and a management presentation was scheduled, but had not yet been held, with Party E. Representatives of Goldman Sachs then reported that AGM had completed most of its business due diligence and that it was in discussions with potential financing sources in connection with a transaction with the Company and that it expected to submit a non-binding offer in approximately the next seven to ten days.
On November 20, 2020, members of the Company’s management met with representatives of Party E to review the Company’s business and performance.
On November 23, 2020, Party J submitted to Goldman Sachs a non-binding offer to acquire the Company at a price between $30.00 and $32.00 per share in cash (which we refer to as the “Party J Proposal”). The Party J Proposal was subject to, among other things, the satisfactory completion of due diligence, negotiation and execution of mutually agreed upon definitive transaction documents and obtaining any necessary contractual, creditor and regulatory consents and approvals. The Party J Proposal was not subject to any financing contingency and Party J indicated that it would be able to execute definitive transaction documents within three months. Representatives of Goldman Sachs contacted Party J to further discuss certain terms of the Party J Proposal, including its ability to proceed on a more expedited basis.

On November 25, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending, at which the Party J Proposal was discussed. Goldman Sachs updated the Board on the status of the ongoing discussions with interested parties including confirmation that each of Party C and Party E had confirmed that they did not intend to pursue a transaction with the Company further. Following discussion, the Board determined that Party J should move forward into a subsequent round of diligence. Representatives of Goldman Sachs also provided the Board with an update regarding ongoing discussions with AGM, informing the Board that AGM had completed most of its business due diligence and that HEC would be required to file an amendment to its statement of beneficial ownership on Schedule 13D if and when AGM and HEC submitted an offer for a specific transaction with the Company, which would likely indicate, among other things, HEC and AGM’s intent to acquire the Company and their indicative price range. At this meeting, based on prior discussions with the Board regarding potential downside scenarios to the previously discussed long-range plan, and systemic and other risks that could impact execution of that plan, management discussed the potential impact on the Company’s long-range plan of a slower recovery from the global COVID-19 pandemic, a substantial decrease in U.S. same store growth, slower growth in the U.S. managed services business, extended depression of cross-border travel and a systemic acceleration away from cash in the Company’s most mature international markets.
On the evening of November 25, 2020, Goldman Sachs contacted Party J to inform them that the Board decided that Party J should move forward into a second round of due diligence. As part of this process, Goldman Sachs requested Party J submit various pieces of information, including, among other things, a request list of business and financial diligence and a detailed list of individuals at Party J that would be involved in the diligence process. During the period from November 25, 2020 to December 4, 2020, Goldman Sachs reached out to Party J several times for an update on the diligence process because Party J had not submitted the requested information from the call on November 25, 2020 with Goldman Sachs. On December 4, 2020, during a call with representatives of Goldman Sachs, a representative of Party J indicated that it did not believe Party J would be able to move expeditiously and be in a competitive position in the timeframe contemplated by the Board.
During the period from November 25, 2020 to December 6, 2020, AGM substantially completed its business, financial and legal due diligence, and members of management continued to meet with representatives of AGM.
On December 3, 2020, at the request of AGM and HEC, Mr. West met Mr. Kalsow-Ramos and Mr. Braunstein for dinner in Houston, Texas to discuss status and their respective thoughts with respect to a potential transaction. The meeting was designed to give Mr. Kalsow-Ramos and Mr. West an opportunity to become better acquainted, and a potential transaction was discussed at a high-level. Mr. Kalsow-Ramos and Mr. Braunstein also discussed certain questions that had arisen from their due diligence. No transaction terms were specifically discussed at this meeting.
In early December 2020, Mr. Kalsow-Ramos and Mr. Braunstein discussed the terms of a non-binding offer to purchase the Company, including the terms of the potential transaction and the consideration to be offered to the Company Shareholders.
On December 7, 2020, Mr. Kalsow-Ramos and Mr. Braunstein agreed upon terms to propose the non-binding offer to purchase the Company. AGM and HEC also agreed at that time that HEC would make a joint acquisition proposal exclusively with AGM.
On December 7, 2020, each of Goldman Sachs and Mr. West received requests for a call with Mr. Kalsow-Ramos and Mr. Braunstein. The information shared in the calls later that day was consistent in that the Company should expect to receive overnight a definitive offer from AGM and HEC to purchase the Company for $31.00 per share in cash, a draft definitive transaction agreement, a draft amendment to HEC’s Schedule 13D filing, debt commitment letters and a copy of HEC’s irrevocable undertaking with respect to a transaction with AGM should one be consummated. This information was shared with the Board (other than Mr. Braunstein).
On December 8, 2020, consistent with what was conveyed by Mr. Kalsow-Ramos and Mr. Braunstein, representatives of Paul Weiss submitted to Goldman Sachs AGM’s and HEC’s non-binding, written proposal to acquire 100% of the outstanding ordinary shares of the Company for $31.00 per share in cash (which we refer to as the “December 8 Proposal”). The December 8 Proposal included drafts of (i) HEC’s amendment to Schedule 13D, (ii) an acquisition agreement, (iii) a limited guarantee, (iv) an equity commitment letter, (v) debt commitment letters provided by each of Barclays, Mizuho and RBC and (vi) an exclusivity agreement. The December 8 Proposal required that the Company execute the proposed exclusivity agreement by 5:00 p.m. ET on December 8, which provided for a period of exclusivity until 5:00 p.m. ET on December 11 with a view towards signing and announcing a transaction by no later than 5:00 p.m. ET on December 11. The December 8 Proposal was shared with the Board (other than Mr. Braunstein) on December 8, 2020 and, notwithstanding the request for exclusivity made by AGM and HEC, a Board meeting was scheduled for December 9, 2020. The December 8 Proposal also specified that HEC, which beneficially owns approximately 19.4% of the Company’s ordinary shares, intended to deliver a voting commitment for the transaction in connection with the execution of definitive transaction documents. The draft acquisition agreement provided for, among other things, (i) a prohibition on the Company’s ability to “shop” the company or respond to unsolicited offers, (ii) an unspecified termination fee, (iii) a reverse termination fee, (iv) no acceleration of unvested equity awards but instead, a determination of the cash-out value as of the closing to be paid to the award holder when the award would have otherwise vested, and (v) completion of a marketing period related to AGM’s debt financing as a closing condition.
On the morning of December 9, 2020, HEC filed an amendment to its Schedule 13D, disclosing, among other things, that AGM and HEC had submitted the December 8 Proposal to the Company and that HEC agreed to make a joint acquisition proposal exclusively with AGM. The Company also issued a press release on the morning of December 9, 2020, confirming receipt of the December 8 Proposal.
Later in the afternoon of December 9, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending, at which the December 8 Proposal was discussed. Goldman Sachs noted that, at the close of business, the Company’s share price closed at $34.11 per share and had hovered around $34.00 per share throughout the day. Goldman Sachs also informed the Board that it had received inbound calls from each of Party M and Party N, both financial sponsors, each of which expressed an interest in exploring a potential transaction involving the Company. Goldman Sachs reviewed with the Board the process that previously had been conducted to review strategic alternatives (and Goldman Sachs’ engagement with third parties) and confirmed that Party J had confirmed it would not be pursuing a transaction with the Company any further. After reviewing the terms of the December 8 Proposal, the Board determined that the $31.00 per share price was not sufficient to warrant granting exclusivity, but that the Company should continue to engage with AGM to improve the terms of AGM’s proposal, including with respect to price. Management then reviewed with the Board a revised long-range plan, reflecting not just the known impacts of the global COVID-19 pandemic, but also the potential impact of a prolonged second-wave of the global COVID-19 pandemic, a slower recovery, extended depression of cross-border travel, slower growth in U.S. same store sales and in managed services and the acceleration of a trend away from cash usage in the Company’s mature international markets. The Board also directed Goldman Sachs to continue to engage with Party M and Party N in order to determine if they were interested in a transaction with the Company and, if so, on what basis and timeline.
On December 9, 2020, Goldman Sachs delivered to the Board a relationship disclosure letter.
On December 10, 2020, the Board (other than Mr. Braunstein) reconvened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending. Goldman Sachs updated the Board on (i) the market’s reaction throughout the day following the filing of HEC’s Schedule 13D amendment, (ii) its conversations with Party M and Party N, in which Goldman Sachs relayed to them that the Board was willing to give them an opportunity to be in a position to submit indications of interest on an expedited basis and (iii) its receipt of a call from an additional interested party, which we refer to as “Party K”, indicating that the Company was discussed at Party K’s recent board of directors meeting. Each of Party M and Party N executed non-disclosure agreements and committed to work through the weekend with a view towards providing non-binding indications of interest by December 14, 2020. Mr. West also informed the Board that the chief executive officer of Party K called Mr. West to notify him that Party K intended to submit a non-binding indication of interest. Following discussion, the Board instructed Goldman Sachs to inform AGM that the Company would be willing to transact at $35.00 per share as soon as Monday, December 14.

On the evening of December 10, 2020, Mr. Rossi received a call from the chairman of Party K, which Mr. Rossi returned that evening. During that call, the chairman of Party K indicated that Party K was interested in the Company, and an indication of interest would be forthcoming.
On the morning of December 11, 2020, representatives of Goldman Sachs delivered the message that the Company would be willing to transact at $35.00 per share as soon as Monday, December 14 to AGM and HEC. Following Goldman Sachs’ call with AGM and HEC, at the request of AGM and on behalf of the Company, Weil sent a list of material issues raised by the acquisition agreement to AGM, including that: (i) the agreement included a “no-talk” provision and did not include a customary “no shop” with a fiduciary out; (ii) the termination fee (payable to AGM upon termination of the agreement if the Board changed its recommendation or exercised its fiduciary out) should be no more than 1% of the equity value with no provision for expense reimbursement; (iii) the reverse termination fee should be 8% of equity value; (iv) all equity awards should accelerate and be paid out at closing of the transaction based on the transaction consideration; (v) the interim operating covenants would need to be revised to provide the Company with additional flexibility to run the business between signing and closing of the transaction; and (vi) references to the marketing period related to AGM’s debt financing in the closing conditions should be deleted.
On December 11, 2020, the Company held management presentations with Party M and Party N to discuss the business and financial performance of the Company. Following these meetings, Party M submitted additional diligence requests through Goldman Sachs. Goldman Sachs worked with the Company to provide responses to those requests. On December 12, 2020, Mr. Ferrera and senior members of management spoke by telephone to Party M to discuss the financial performance of the Company.
Later on December 11, 2020, Mr. West received a call from the chief executive officer of an additional interested party, which we refer to as “Party L”. Party L’s chief executive officer indicated that Party L was very interested in the Company and would be discussing that interest at their next board meeting.
On the afternoon of December 12, 2020, AGM delivered a revised proposal to Goldman Sachs with the following terms (which we refer to as the “December 12 Proposal”): (i) $34.00 per share; (ii) a “no-shop” provision with a fiduciary out; (iii) a termination fee of four percent (4%); (iv) a reverse termination fee of 5.75%; (v) 2020 equity grants would be paid out at closing of the transaction, with the remaining equity grants to be paid out in accordance with the existing vesting schedule (with no acceleration); (vi) a reasonable compromise on interim operating covenants; (vii) retaining the concept of a marketing period related to AGM’s debt financing in the closing conditions; and (viii) signing and announcing prior to the opening of trading of the Company’s common stock on Nasdaq on Monday, December 14.
Also during the afternoon of December 12, 2020, Party K submitted to Messrs. West and Rossi an indication of interest to acquire 100% of the outstanding shares of the Company for $34.50 per share in cash (which we refer to as the “Party K Proposal”). The Party K Proposal was subject to the satisfactory completion of due diligence, which it estimated would require four weeks to complete, and the execution of customary and appropriate definitive transaction documents. The Party K Proposal was expressly not conditioned on financing and indicated that Party K had retained financial and legal advisors to assist with a transaction. The Party K Proposal did not include any information on contemplated financing. At the request of management, representatives of Goldman Sachs discussed Party K’s ability to finance the Party K Proposal with Party K’s financial advisor.
In addition, in the afternoon of December 12, 2020, Party M provided a preliminary non-binding oral indication to acquire the Company for approximately $37.00 per share in cash and Party N provided a preliminary non-binding oral indication to acquire the Company for a range of $32.00 to $33.00 per share in cash.
On December 12, 2020, Mr. Rossi called Messrs. Kalsow-Ramos and Braunstein to inform them that the Company had received offers at greater than $34.00 per share, and AGM would have to increase its offer in order to be superior on economic terms.
Later in the evening of December 12, 2020, representatives of Weil sent to Paul Weiss revised drafts of the acquisition agreement and related definitive transaction documents reflecting the Company’s positions.

In addition, in the evening of December 12, 2020, representatives of Paul Weiss sent to Cadwalader a draft of the HEC Undertaking.
On December 13, 2020, Mr. West received a call from Party L, who indicated that the Party L board of directors had discussed the Company, and Party L would be submitting an indication of interest at a price of $35.00 to $37.00 per share in consideration comprised of cash and stock.
Also on December 13, 2020, representatives of Paul Weiss and Cadwalader drafted the Contribution Agreement, and representatives of AGM and HEC discussed the terms of the Contribution Agreement and the HEC Undertaking. Representatives from Paul Weiss and Cadwalader exchanged drafts of the documents as discussions continued.
On the afternoon of December 13, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs and Weil attending, at which Goldman Sachs and Mr. West provided the Board with an update on the Party K Proposal as well as conversations they had with Party K and Party L over the past 48 hours. Mr. West confirmed that the chief executive officer of Party L provided an oral offer to acquire the Company for a range of $35.00 to $37.00 per share to be paid with a mix of cash and stock of Party L and confirmed that a written proposal with the foregoing terms would be delivered to the Company in the next day after Party L’s board of directors had convened. Goldman Sachs then reviewed with the Board its discussions with AGM regarding the December 12 Proposal. Representatives of Weil also reviewed with the Board the status of the acquisition agreement, including the following outstanding issues: (i) the treatment of unvested equity awards; (ii) restrictions on operation of the Company during the pendency of the transaction; (iii) delay of closing for a marketing period related to AGM’s debt financing; (iv) the Company’s obligation to pay AGM’s expenses in the event the acquisition agreement were terminated due to the Company Shareholders failing to approve the proposed acquisition; (v) a reverse termination fee of 5.75% of equity value; and (vi) a termination fee of four percent (4%) of equity value. Following discussion, including consideration of the proposals received over the past 48 hours, the Board determined that it was in the best interests of the Company and the Company Shareholders to direct Goldman Sachs to request that AGM increase its offer to $36.00 per share and the Company would work towards executing a transaction overnight. The Board also instructed management and Weil to ensure that the termination fee agreed as part of the transaction documents not be prohibitive such that it would inhibit third parties from making proposals after execution of the Acquisition Agreement, if such an agreement with BidCo was ultimately agreed.
Later in the evening of December 13, 2020, the Board (other than Mr. Braunstein) reconvened by telephone with members of senior management and representatives of Goldman Sachs and Weil attending, at which Goldman Sachs reported that, in response to the $36.00 per share counteroffer, AGM delivered its “best and final” proposal of $35.00 per share (which we refer to as the “December 13 Proposal”). Given the Board’s prior deliberations, the Board determined that it was in the best interests of the Company and the Company Shareholders to move forward with the December 13 Proposal and grant exclusivity to AGM for a period of 24 hours with a view towards finalizing definitive transaction documents on terms acceptable to the Board. Following this meeting, representatives of Weil sent to Paul Weiss a revised draft of the exclusivity agreement, providing that, among other things, the Company would work in good faith to negotiate a sale transaction on terms acceptable to the Board exclusively with AGM at a per share price equal to $35.00 until 11:59 p.m. ET on December 14, 2020. The Company and AGM executed the exclusivity agreement early in the morning of December 14, 2020, and the parties continued to work throughout the day to negotiate and finalize the definitive transaction documents.
On December 14, 2020, Goldman Sachs delivered to the Board an updated relationship disclosure letter.
In the evening of December 14, 2020, the Board (other than Mr. Braunstein) convened by videoconference with members of senior management and representatives of Goldman Sachs, Weil and Ashurst attending, at which, among other things, the Board discussed the progress made with AGM with respect to the transaction terms. Representatives of Goldman Sachs reviewed with the Board Goldman Sachs’ updated financial analysis of AGM’s proposal, as well as the process to date, including that Goldman Sachs contacted, in total, 21 parties, including nine financial sponsors and 12 strategic parties since May 2019. Representatives of Goldman Sachs also informed the Board that, just prior to the meeting, Party L submitted a written non-binding indication of interest to acquire the Company for $36.00 per share to be paid with a mix of cash and stock of Party L.
Representatives of Goldman Sachs then rendered to the Board Goldman Sachs’ oral opinion, subsequently confirmed in Goldman Sachs’ written opinion dated as of December 15, 2020, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders. For additional information, see the section entitled “The Acquisition — Opinion of Goldman Sachs & Co. LLC” beginning on page 64 and Annex C to this proxy statement. Representatives of Weil and Ashurst then reviewed with the Board certain matters in connection with their evaluation of the proposed transaction, and reviewed the transaction process implemented by the Board, the key aspects of the Acquisition Agreement and the other definitive transaction documents, including, among others, the provisions concerning the Board’s ability to change its recommendation and under appropriate circumstances terminate the Acquisition Agreement to accept a superior proposal, and the anticipated timeline of events between signing and closing, should the Board determine to approve the Acquisition Agreement. Following the presentations by Goldman Sachs, Weil and Ashurst and discussion of the December 13 Proposal, the Board discussed the potential reasons for and against the Acquisition Agreement (see below under the heading “— Recommendation of the Board of Directors and Reasons for the Acquisition — Reasons for the Acquisition”) and then approved the Acquisition Agreement upon the terms and subject to the conditions set forth in the Acquisition Agreement, subject to conclusion of several open issues with respect to which the Board delegated the authority to management to finalize within acceptable parameters, determined that the Acquisition and the other transactions provided for in the Acquisition Agreement on the terms and conditions set forth in the Acquisition Agreement were advisable, and in the best interests of, the Company and its shareholders, determined that the Board reasonably believed that the Acquisition is fair to the Company Shareholders not affiliated with BidCo or HEC, and recommended that the Company’s Shareholders approve the Acquisition. In addition, AGM and HEC executed the Contribution Agreement and HEC delivered the HEC Undertaking.
On the morning of December 15, 2020, prior to the opening of trading of the Company’s ordinary shares on Nasdaq, the Company issued a press release announcing the execution of the Acquisition Agreement. Also on December 15, 2020, the Company filed with the SEC a Form 8-K that summarized the Acquisition Agreement and included the Acquisition Agreement as an exhibit thereto.
On December 31, 2020, the Company, through Goldman Sachs, received an unsolicited proposal from Party L, through Party L’s financial advisor, to acquire the Company for $39.00 per share in cash (which we refer to as the “December 31 Proposal”). The December 31 Proposal was not subject to financing and included a highly confident letter with respect to the debt financing contemplated by Party L in connection with a proposed transaction, as well as a mark-up of the Acquisition Agreement reflecting limited changes to the Acquisition Agreement. The December 31 Proposal also contemplated that Party L would need to complete confirmatory due diligence. Later that day, the December 31 Proposal was shared with the Board.
On January 1, 2021, representatives of Weil, on behalf of the Company, notified AGM of the December 31 Proposal in accordance with the terms of the Acquisition Agreement, including providing AGM and its legal counsel with a copy of the December 31 Proposal.
In the afternoon of January 2, 2021, the Board (other than Mr. Braunstein) convened by telephone with members of senior management and representatives of Goldman Sachs, Weil and Ashurst attending to discuss the December 31 Proposal. Following discussion (including consultation with representatives of Goldman Sachs, Weil and Ashurst), the Board determined in good faith that (i) the December 31 Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (ii) the failure to engage or participate in discussions or negotiations with Party L with respect to the December 31 Proposal and provide material non-public information concerning the Company or its subsidiaries in response to a request therefor by Party L would violate the Board’s fiduciary duties under applicable law. The Board authorized management of the Company to enter into a non-disclosure agreement with Party L in accordance with the terms of the Acquisition Agreement to facilitate discussions and negotiations with Party L and the provision of material non-public information to Party L in connection with the December 31 Proposal and in accordance with the terms of the Acquisition Agreement. The Board also confirmed its support of and recommendation in favor of the Acquisition and instructed management of the Company and the Company’s advisors to continue to perform all of the Company’s obligations under the Acquisition Agreement.
On January 4, 2021, the Company entered into a non-disclosure agreement with Party L in connection with the December 31 Proposal and in accordance with the terms of the Acquisition Agreement.
Recommendation of the Board
After careful consideration, on December 14, 2020, the Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Accordingly, the Board recommends that the Company Shareholders vote “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Advisory Transaction-Related Compensation Proposal. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.
Reasons for Recommending the Approval of the Acquisition; Fairness of the Acquisition
At a meeting held on December 14, 2020, the Board, unanimously of those voting, (i) determined that it is in the best interests of the Company and the Company Shareholders for the Company to enter into the Acquisition Agreement and consummate the transactions contemplated thereby (including the Acquisition) in accordance with the Companies Act, (ii) approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby (including the Acquisition) and (iii) determined to recommend the Acquisition to the Company Shareholders. The Board also determined that the Acquisition Agreement and the transactions contemplated thereby (including the Acquisition) were fair to, and in the best interests of, the Company Shareholders not affiliated with BidCo or HEC. The Board recommends that the Company Shareholders approve the Acquisition. Mr. Braunstein, director of the Company and the Managing Partner and Founder of HEC, did not participate in the Board’s deliberations or determinations in respect of the Acquisition.
In arriving at this determination and recommendation and in evaluating the fairness and advisability of the Acquisition Agreement to the Company Shareholders not affiliated with BidCo or HEC, the Board (i) reviewed and discussed a significant amount of information with respect to the Company’s financial condition, results of operations, businesses, competitive position and business strategy, on a historical and prospective basis, as well as current industry, economic and market conditions and trends (including the substantial uncertainty as a result of the global COVID-19 pandemic) and strategic alternatives other than the Acquisition, (ii) consulted with the Company’s management, legal advisors and financial advisor and (iii) considered the involvement of HEC, an approximately 19.4% shareholder of the Company, in its joint proposal with the Apollo Funds to acquire the Company. The following are some of the significant factors that were considered by the Board and supported its decision in approving the Acquisition Agreement:
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Consideration.   The Board considered that the Per Share Consideration represented:

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a 60% premium over the Company’s volume-weighted average share price over the 30 trading days prior to December 8, 2020, the day prior to the announcement of HEC’s disclosure of its joint proposal with AGM to acquire the Company;

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a 35% premium to the Company’s closing share price on December 8, 2020; and

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a price per Share that was unlikely to be achieved on a standalone basis in the near future given the current and prospective outlook for the Company’s industry.

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Prospects of the Company.   The Board considered the Company’s standalone business plan, financial projections and the risks associated with the Company’s ability to meet such projections and to execute on its strategic plan.

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Potential Strategic Alternatives.   The Board considered (1) the possible alternatives to the acquisition by BidCo, including the possibility of continuing to operate the Company as an independent publicly-traded entity and the desirability and perceived risks of that alternative and the possibility of alternative offers to acquire the Company, (2) the potential benefits to the Company Shareholders of these alternatives and the timing and likelihood of effecting such alternatives and (3) the Company’s assessment that none of these alternatives was reasonably likely to present superior opportunities for the Company to create greater value for the Company Shareholders, taking into account risks of execution as well as business, competitive, financial, industry, market and regulatory risks.

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Cash Consideration; Certainty of Value.   The Board considered the fact that the Acquisition consideration is a fixed cash amount providing the Company shareholders with certainty of value and liquidity immediately upon the consummation of the Acquisition, in comparison to the risks and uncertainty that would be inherent in remaining a standalone company or pursuing a transaction in which all or a portion of the consideration may be payable in stock.

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Goldman Sachs’ Fairness Opinion and Related Analyses.   The Board considered the oral opinion of Goldman Sachs, subsequently confirmed in Goldman Sachs’ written opinion dated as of December 15, 2020, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders, as more fully described below in the section “The Acquisition — Opinion of Goldman Sachs & Co. LLC” beginning on page 64 and Annex C to this proxy statement.

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Potentially Interested Counterparties.   The Board considered that, since September 2020, representatives of Goldman Sachs had communicated with thirteen potential acquirors, and that, during the course of the Company’s strategic review process, the Company had received indications of interest from three parties in addition to BidCo. The Board also considered the fact that, on December 9, 2020, HEC filed an amendment to its Schedule 13D, publicly disclosing, among other things, that the Apollo Funds and HEC had submitted a joint acquisition proposal to acquire the Company for $31.00 per Share in cash. The Board also considered the fact that no other counterparty had submitted a proposal that was more beneficial to Company Shareholders and had a level of certainty that was better than BidCo’s offer.

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Negotiations with BidCo and the Acquisition Agreement.   The Board considered the general terms and conditions of the Acquisition Agreement, including:

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that the price of $35.00 per Share was stated by BidCo to be its best and final offer;

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that the debt and equity commitments provided in favor of BidCo were for an aggregate amount sufficient to cover the aggregate Consideration and refinancing of the Company’s existing indebtedness, and that the Company is named a third party beneficiary of the equity commitment letter;

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the ability of the parties to consummate the Acquisition, including the fact that BidCo’s obligations to complete the Acquisition are not conditioned upon the receipt of financing;

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the Company’s ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding unsolicited alternative acquisition proposals;

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the Company’s ability, under certain circumstances, to change its recommendation that shareholders vote to approve the Acquisition in the event that the Company receives a superior proposal or certain other intervening events occur and to terminate the Acquisition in exchange for payment to BidCo of a termination fee equal to $32,600,000 in order to accept a superior proposal;

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BidCo’s obligation to pay the Company a Closing failure payment of $93,800,000 and, in addition, reimbursement for any and all reasonable and documented out-of-pocket fees and expenses up to a maximum aggregate amount of $500,000 utilized to enforce such payment, if the Acquisition Agreement is terminated under certain circumstances;

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the Company’s general entitlement to specific performance to prevent breaches of the Acquisition Agreement;

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the Company’s entitlement to specific performance to cause the equity financing contemplated by the equity commitment letters to be funded, subject to certain conditions;

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that the Acquisition is subject to the approval of at least 75% in value of the Company Shareholders who are on the register of members of the Company (or the relevant class or classes thereof) at the Voting Record Time, present and voting (and who are entitled to vote), whether in person or by proxy, at the Court Meeting;

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the fact that certain investors in BidCo provided the limited guarantee in favor of the Company in connection with the BidCo termination payment and reimbursement of certain Company expenses; and

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the Board’s view that the Acquisition Agreement was the product of arms’-length negotiation and contained customary terms and conditions.

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Irrevocable Undertaking of HEC.   The Board considered the fact that HEC, a shareholder of the Company (representing approximately 19.4% of the outstanding Shares at the time of execution of the HEC Undertaking), signed the HEC Undertaking, under which such shareholder agreed to vote for the Acquisition so long as the Acquisition Agreement has not been terminated, regardless of whether the Board makes a Change in Recommendation.

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Timing of Completion.   The Board considered that the consummation of the transactions contemplated by the Acquisition Agreement could be achieved in a reasonable timeframe.

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the transactions contemplated by the Acquisition Agreement and the Acquisition, including:
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the fact that, following the Acquisition, the Company will no longer exist as an independent public company and the Company’s existing shareholders (other than HEC) will not participate in the Company’s or BidCo’s future earnings or growth;

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the fact that the Acquisition Agreement precludes the Company from soliciting alternative proposals;

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the fact that the Acquisition might not be consummated in a timely manner, or at all, as a result of a failure to satisfy certain conditions, including the approval by the Company’s shareholders;

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the time it would take to consummate the Acquisition, and the restrictions on the conduct of the Company’s business prior to the consummation of the Acquisition, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action that it might otherwise take with respect to the operations of the Company;

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the risks and contingencies related to the announcement and pendency of the transactions contemplated by the Acquisition Agreement, including the impact on the Company’s employees and its relationships with existing and prospective customers, suppliers and other third parties;

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the fact that, for U.S. federal income tax purposes, the Acquisition consideration will be taxable to the Company’s shareholders who are entitled to receive such consideration;

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the significant costs involved in connection with entering into and completing the Acquisition and the substantial time and effort of management required to complete the transactions contemplated by the Acquisition Agreement, which may disrupt the Company’s business operations;

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the requirement that the Company pay BidCo a termination fee equal to $32,600,000 or $16,300,000 if the Acquisition Agreement is terminated under certain circumstances;

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the risk that, while the Acquisition transaction is expected to be completed, there can be no assurance that all conditions to the parties’ obligations to complete the Acquisition transaction will be satisfied, and as a result, it is possible that the Acquisition transaction may not be completed even if approved by the Company Shareholders;

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the fact that the Company’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of the Company’s Shareholders (See “The Acquisition — Interests of Directors and Executive Officers in the Acquisition”); and

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the other risks described in and incorporated by reference in this proxy statement, see “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019 incorporated by reference herein and “Cautionary Information Regarding Forward-Looking Statements.”

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Acquisition and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented, including the factors described above.
Position of the HEC Filing Persons as to the Fairness of the Acquisition
Under SEC rules governing “going-private” transactions, Hudson Executive Capital LP, HEC Management GP LLC, HEC Master Fund LP, HEC SPV I LP and Douglas Braunstein (which we refer to as, collectively, the “HEC Filing Persons”) are required to express their belief as to the fairness of the Acquisition to the Company’s unaffiliated shareholders. The HEC Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the HEC Filing Persons as to the fairness of the Acquisition are not intended and should be not be construed as a recommendation to any Company Shareholder regarding how to vote on the proposals in this proxy statement. The HEC Filing Persons have interests in the Acquisition that are different from, and/or in addition to, those of the unaffiliated shareholders of the Company by virtue of their continuing interests in the indirect parent of BidCo after the completion of the Acquisition.
The HEC Filing Persons have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Acquisition to the Company’s unaffiliated shareholders. The Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition. Douglas Braunstein, a member of the Board and Managing Partner and Founder of the HEC, did not participate in any discussions or deliberations of the Board with respect to the Acquisition, the review of strategic alternatives and related matters and recused himself from approvals in connection with the Acquisition. The other HEC Filing Persons did not otherwise participate in the deliberations of the Board in connection with the Acquisition. The HEC Filing Persons do not believe they have or had any fiduciary duty to the Company or its shareholders, including with respect to the Acquisition Agreement and its terms and conditions, except for Mr. Braunstein in his capacity as a director of the Company.
The HEC Filing Persons believe that the Acquisition is substantively and procedurally fair to the Company’s unaffiliated shareholders based on the following factors, among others:
•
the Per Share Consideration represented a 60% premium over the Company’s volume-weighted average share price over the 30 trading days prior to December 8, 2020, and a 35% premium to the Company’s closing share price on December 8, 2020, the day prior to HEC’s disclosure of its joint proposal with BidCo to acquire the Company;

•
notwithstanding that the opinion of Goldman Sachs was provided solely for the information and assistance of the Board and the HEC Filing Persons are not entitled to, nor did they, rely on such opinion, the Board received the opinion, dated December 15, 2020, of Goldman Sachs to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders, as more fully described below in the section “The Acquisition — Opinion of Goldman Sachs & Co. LLC” beginning on page 64 and Annex C to this proxy statement;
•
the belief that the value to the Company’s unaffiliated shareholders continuing as an independent public company would not be as great as the Per Share Consideration, due to the public market’s emphasis on short-term performance, and the potential risks and uncertainties associated with the near-term prospects of the Company;

•
the fact that the Per Share Consideration is a fixed cash amount providing the Company shareholders with certainty of value and liquidity immediately upon the consummation of the Acquisition, in comparison to the risks and uncertainty that would be inherent in remaining a standalone company or pursuing a transaction in which all or a portion of the consideration may be payable in stock, which include, among others, decline in stock prices resulting from loss of investor confidence or analyst recommendations and expectations, volatility as a result of developments beyond the Company’s control, including the COVID-19 pandemic, and exposure to market, economic and other risks arising from owning an equity interest in a public company;

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none of the HEC Filing Persons or their affiliates, or BidCo, participated in the deliberative process of, or the conclusions reached by, the Board;

•
the Board retained independent, internationally recognized financial and legal advisors, each of which has extensive experience in transactions similar to the Acquisition;

•
the Per Share Consideration was AGM’s best and final offer, and the Per Share Consideration and other terms and conditions of the Acquisition Agreement were the product of arms’-length negotiation;

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the debt and equity commitments provided in favor of BidCo were sufficient to cover the Acquisition consideration and refinancing of the Company’s existing indebtedness, the Company is named a third-party beneficiary of the equity commitment letter, and the completion of the Acquisition is not conditioned upon BidCo’s receipt of the debt financing;

•
the Company’s ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding unsolicited alternative acquisition proposals;

•
the Company’s ability, under certain circumstances, to change its recommendation that Company Shareholders vote to approve the Acquisition in the event that the Company receives a superior proposal or certain other intervening events occur and to terminate the Acquisition in exchange for payment to BidCo of a termination fee equal to $32,600,000 in order to accept a superior proposal;

•
the fact that (i) BidCo will be required to pay to the Company a reverse termination fee of $93,800,000 if the Acquisition Agreement is terminated under certain circumstances, (ii) the Company will not need to prove damages as a condition to receiving such reverse termination fee and (iii) the Apollo Funds have guaranteed BidCo’s obligation to pay such reverse termination fee;

•
the recognition by the Board that it had no obligation to recommend the Acquisition;

•
the Board, unanimously of those directors voting, determined that it is in the best interests of the Company and the Company Shareholders to enter into the Acquisition Agreement and the transactions contemplated thereby, including the Acquisition, in accordance with the Companies Act, approved the execution, delivery and performance of the Acquisition Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and determined to recommend that the Company Shareholders vote in favor of the approval of the Acquisition; and

•
the Acquisition is structured such that it must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Shares at the Voting Record Time, in each case, present and voting (and entitled to vote).

In reaching their position as to the fairness of the Acquisition to the unaffiliated Company Shareholders, the HEC Filing Persons also considered certain risks and other potentially negative factors concerning the transactions contemplated by the Acquisition Agreement and the Acquisition, including:
•
the risks and contingencies related to the announcement and pendency of the transactions contemplated by the Acquisition Agreement, including the impact on the Company’s employees and its relationships with existing and prospective customers, suppliers and other third parties;

•
the time it would take to consummate the Acquisition, and the restrictions on the conduct of the Company’s business prior to the consummation of the Acquisition, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action that it might otherwise take with respect to the operations of the Company;

•
it is possible that the Acquisition and related integration process could result in the loss of key employees of the Company, the disruption of the Company’s on-going business and the loss of the Company’s customers and suppliers;

•
the fact that the Acquisition Agreement precludes the Company from soliciting alternative proposals;

•
the fact that an all cash transaction would generally be taxable to the Company Shareholders that are U.S. holders for U.S. federal income tax purposes;

•
the fact that certain of the Company’s directors and executive officers have interests in the transaction that are different from, or in addition to, those of the Company Shareholders (other than HEC), see “Interests of the Company’s Directors and Executive Officers in the Acquisition” beginning on page 71;

•
the fact that, following the Acquisition, the Company will no longer exist as an independent public company and the Company’s other existing shareholders will not participate in the Company’s or BidCo’s future earnings or growth;

•
the requirement that the Company pay BidCo a termination fee equal to $32,600,000 or $16,300,000 if the Acquisition Agreement is terminated under certain circumstances;

•
the fact that the Company’s remedy in the event of breach of the Acquisition Agreement by BidCo could be limited to receipt of the reverse termination fee of $93,800,000, and under certain circumstances, the Company would not be entitled to any reverse termination fee if the Acquisition Agreement was terminated;

•
the fact that the Company will be required, if the Acquisition is not completed, to pay its own expenses associated with the Acquisition Agreement, the Acquisition and the other transactions contemplated by the Acquisition Agreement; and

•
the risk that, while the Acquisition transaction is expected to be completed, there can be no assurance that all conditions to the parties’ obligations to complete the Acquisition transaction will be satisfied, and as a result, it is possible that the Acquisition transaction may not be completed even if approved by the Company Shareholders.

The HEC Filing Persons did not seek to establish a pre-Acquisition going concern value for the Shares to determine the fairness of the Per Share Consideration to the Company’s unaffiliated shareholders because following the Acquisition the Company will have a different capital structure. The HEC Filing Persons did not consider the Company’s net book value, which is an accounting concept, to be a factor in determining the substantive fairness of the transaction to the Company’s unaffiliated shareholders because they believed that net book value is not a material indicator of the value of the Company’s equity but rather an indicator of historical costs. The HEC Filing Persons also did not consider the liquidation value of the Company’s assets as indicative of the Company’s value primarily because of their belief that the liquidation value would be significantly lower than the Company’s value as an ongoing business and that, due to the fact that the Company is being sold as an ongoing business, the liquidation value is irrelevant to a determination as to whether the Acquisition is fair to the Company’s unaffiliated shareholders. In making its determination as to the fairness of the Acquisition to the Company’s unaffiliated shareholders, the HEC Filing Persons were not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.
The foregoing discussion of the information and factors considered by the HEC Filing Persons is not intended to be exhaustive, but includes the material factors considered by the HEC Filing Persons. In view of the wide variety of factors considered in connection with its evaluation of the Acquisition and the complexity of these matters, the HEC Filing Persons did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their position as to the fairness of the Acquisition Agreement and the Acquisition. The HEC Filing Persons did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support their ultimate determination. The HEC Filing Persons based their recommendation on the totality of the information presented, including the factors described above. The HEC Filing Persons believe that these factors provide a reasonable basis upon which to form their belief that the Acquisition is fair to the unaffiliated shareholders of the Company. This belief should not, however, be construed as a recommendation to any of the Company Shareholders to approve the proposals in this proxy statement. The HEC Filing Persons do not make any recommendation regarding how Company Shareholders should vote with respect to the proposals in this proxy statement.
Position of the Apollo Filing Persons as to the Fairness of the Acquisition
We refer to AGM, the Apollo Funds and BidCo collectively as the “Apollo Filing Persons.” The rules of the SEC governing “going-private” transactions require the Apollo Filing Persons, which may be deemed affiliates of the Company for purposes of the Acquisition, to express their belief as to the fairness of the Acquisition to the Company Shareholders (other than HEC). The Apollo Filing Persons are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Apollo Filing Persons’ views as to fairness of the Acquisition should not be construed as a recommendation to any Company Shareholder as to whether such Company Shareholder should vote his, her or its Shares in favor of the Acquisition.
The Apollo Filing Persons attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Company Shareholders, and, accordingly, did not negotiate the Acquisition Agreement with a goal of obtaining terms that were fair to the Company Shareholders. None of the Apollo Filing Persons believes that it has or had any fiduciary duty to the Company Shareholders, including with respect to the Acquisition and its terms. The Company Shareholders (other than HEC) were, as described elsewhere in this proxy statement, represented by the Board that negotiated with BidCo on their behalf, with the assistance of the Company’s legal and financial advisors.
The Apollo Filing Persons did not participate in the deliberations of the Board or receive advice from the Company, the Board or their respective legal or financial advisors relating to the fairness of the Acquisition or rely on the Board’s conclusions and analyses as to the fairness of the Acquisition or the Per Share Consideration. The Apollo Filing Persons did not receive an opinion with respect to the fairness of the Acquisition. The Apollo Filing Persons believe, however, that the Acquisition is substantively fair to the Company Shareholders based on the following factors, which are not listed in any relative order of importance:
•
the Per Share Consideration represents a 60% premium over the Company’s volume-weighted average share price over the 30 trading days prior to December 8, 2020, the day prior to the announcement of HEC’s disclosure of its joint proposal with AGM to acquire the Company;

•
the Per Share Consideration represents a 35% premium to the Company’s closing share price on December 8, 2020;

•
the Per Share Consideration represents a price per Share that was unlikely to be achieved on a standalone basis in the near future given the current and prospective outlook for the Company’s industry;

•
notwithstanding that the opinion of Goldman Sachs was provided for the information and assistance of the Board in connection with its consideration of the Acquisition and BidCo is not entitled to, nor did it, rely on such opinion, Goldman Sachs rendered to the Board its oral opinion, subsequently confirmed in its written opinion dated December 15, 2020, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders, as more fully described in the section “The Acquisition — Opinion of Goldman Sachs & Co. LLC” beginning on page 64 and Annex C to this proxy statement.
•
the Board determined that the Acquisition Agreement and the Acquisition are fair to and in the best interests of the Company Shareholders (other than HEC);

•
the Acquisition is structured such that it must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Shares at the Voting Record Time, in each case, present and voting (and entitled to vote);

•
the Company has the ability, under certain circumstances, to seek specific performance to prevent breaches of the Acquisition Agreement and to specifically enforce the terms of the Acquisition Agreement;

•
the fact that (i) BidCo will be required to pay to the Company a reverse termination fee of $93,800,000 if the Acquisition Agreement is terminated under certain circumstances, (ii) the Company will not need to prove damages as a condition to receiving such reverse termination fee and (iii) the Apollo Funds have guaranteed BidCo’s obligation to pay such reverse termination fee;

•
the Acquisition will provide consideration to the Company Shareholders (other than HEC) entirely in cash, thus eliminating any uncertainty in valuing the Acquisition consideration and, as a result, no longer being exposed to the various risks and uncertainties related to continued ownership of the Shares, which include, among others, the following:

•
exposure to market, economic and other risks that arise from owning an equity interest in a public company;

•
a potential decline in market prices resulting from loss of investor confidence;

•
fluctuations in the value of the Shares based on general economic, business and industry conditions, both in the U.S. and internationally;

•
volatility in the price of the Shares as a result of developments beyond the Company’s control, including government or regulatory action, the global COVID-19 pandemic, changes in tax laws, interest rates and general market conditions; and

•
impacts to stock price and trading volume from analyst recommendations and expectations.

The Apollo Filing Persons believe that the Acquisition is procedurally fair to the Company Shareholders (other than HEC) based on the following factors, which are not listed in any relative order of importance:
•
the Board retained independent, internationally recognized financial and legal advisors, each of which has extensive experience in transactions similar to the Acquisition;

•
the terms and conditions of the Acquisition Agreement were the product of extensive negotiations between the Board and its advisors, on the one hand, and BidCo and its advisors, on the other hand;

•
the recognition by the Board that it had no obligation to recommend the Acquisition;

•
BidCo and HEC did not participate in or have any influence over the deliberative process of, or the conclusions reached by, the Board or the negotiating positions of the Board; and

•
the Company’s ability, subject to compliance with the terms and conditions of the Acquisition Agreement, to terminate the Acquisition Agreement prior to the receipt of shareholder approval in order to accept an alternative transaction proposed by a third party that is a superior proposal.

In considering the fairness of the Acquisition to the Company Shareholders (other than HEC), the Apollo Filing Persons also considered the following risks and other countervailing factors related to the Acquisition Agreement and the Acquisition:

•
it is possible that the Acquisition and related integration process could result in the loss of key employees of the Company, the disruption of the Company’s on-going business and the loss of the Company’s customers and suppliers;

•
the risk that the Acquisition may not be completed despite the Apollo Filing Persons’ efforts due to the requisite Company Shareholder approval not being obtained or the Debt Financing described under “Financing of the Acquisition” not being obtained as BidCo on its own does not possess sufficient funds to complete the Acquisition;

•
the risk that all of the conditions to the parties’ obligations to effect the Acquisition will not be satisfied prior to the termination date set forth in the Acquisition Agreement;

•
the fact that Company Shareholders (other than HEC) will not have any equity in the Company following the Acquisition, meaning that the Company Shareholders (other than HEC) will cease to participate in the Company’s future earnings or growth, or to benefit from any increases in the value of the equity in the Company;

•
the restrictions on the conduct of the Company’s business prior to the completion of the Acquisition, which may delay or prevent the Company from pursuing business opportunities that may arise or taking any other action it would otherwise take with respect to its business operations;

•
the fact that the Company could be required to pay a termination fee of $32,600,000 or $16,300,000 if the Acquisition Agreement was terminated under certain circumstances;

•
the fact that the Company will be required, if the Acquisition is not completed, to pay its own expenses associated with the Acquisition Agreement, the Acquisition and the other transactions contemplated by the Acquisition Agreement;

•
the fact that (i) BidCo is a newly formed limited company with essentially no assets other than the equity commitments of the Apollo Funds and the rollover commitments of HEC; (ii) the Company’s remedy in the event of breach of the Acquisition Agreement by BidCo could be limited to receipt of the reverse termination fee of $93,800,000, and (iii) under certain circumstances, the Company would not be entitled to any reverse termination fee if the Acquisition Agreement was terminated;

•
the Apollo Filing Persons also understand that their and their affiliates’ respective directors, officers, and other employees will have expended considerable time and effort to negotiate, implement and complete the Acquisition, and their time may have been diverted from other important business opportunities and operational matters while working to implement the Acquisition;

•
the fact that HEC entered into the HEC Undertaking;

•
the fact that the Apollo Filing Persons have incurred and will continue to incur significant transaction costs and expenses in connection with the Acquisition, regardless of whether the Acquisition is completed;

•
the fact that an all cash transaction would generally be taxable to the Company Shareholders that are U.S. holders for U.S. federal income tax purposes;

•
the fact that (i) certain of the Company’s directors and executive officers and (ii) HEC have interests in the transaction that are different from, or in addition to, those of the Company Shareholders (other than HEC), see “Interests of the Company’s Directors and Executive Officers in the Acquisition” beginning on page 71; and

•
the risks and costs to the Company if the Acquisition is not consummated, including uncertainty about the effect of the proposed Acquisition on the Company’s employees, customers, suppliers and other parties, which may impair the Company’s ability to attract, retain and motivate key personnel, and could cause customers, suppliers and others to seek to change existing business relationships with the Company.

The Apollo Filing Persons did not seek to establish a pre-Acquisition going concern value for the Shares to determine the fairness of the Per Share Consideration to the Company’s Shareholders (other than HEC) because following the Acquisition the Company will have a different capital structure. The Apollo

Filing Persons did not consider the Company’s net book value, which is an accounting concept, to be a factor in determining the substantive fairness of the transaction to the Company’s unaffiliated shareholders because they believed that net book value is not a material indicator of the value of the Company’s equity but rather an indicator of historical costs. In its consideration of the fairness of the proposed Acquisition, the Apollo Filing Persons did not find it practicable to, and did not, appraise the assets of the Company to determine the liquidation value for the Company Shareholders because: (i) of the Apollo Filing Persons’ belief that liquidation sales generally result in proceeds substantially less than the sales of a going concern; (ii) of the impracticability of determining a liquidation value given the significant execution risk involved in any breakup; (iii) the Apollo Filing Persons considered the Company to be a viable going concern; and (iv) the Company will continue to operate its business following the Acquisition.
The foregoing discussion of the information and factors considered by the Apollo Filing Persons in connection with the fairness of the Acquisition is not intended to be exhaustive, but is believed to include all material factors considered by the Apollo Filing Persons. The Apollo Filing Persons did not find it practicable to, and it did not, quantify or otherwise attach relative weights to the foregoing factors in reaching its conclusion as to the fairness of the Acquisition. Rather, the fairness determinations were made by the Apollo Filing Persons after considering all of the foregoing factors as a whole. The Apollo Filing Persons believe these factors provide a reasonable basis upon which to form its belief that the Acquisition is fair to the Company Shareholders. This belief should not, however, be construed as a recommendation as to whether any Company Shareholder should vote his, her or its Shares in favor of the proposal to adopt the Acquisition Agreement. The Apollo Filing Persons do not make any recommendation as to whether Company Shareholders (other than HEC) should vote their Shares in favor of the Acquisition.
Purposes and Reasons of the HEC Filing Persons for the Acquisition
Under the SEC rules governing “going-private” transactions, the HEC Filing Persons are required to express their purposes and reasons for the Acquisition to the Company’s unaffiliated shareholders. The HEC Filing Persons are making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the HEC Filing Persons should not be construed as a recommendation to any of the Company Shareholders to approve the proposals in this proxy statement. The HEC Filing Persons do not make any recommendation regarding how Company Shareholders should vote with respect to the proposals in this proxy statement.
The HEC Filing Persons believe that it is in the best interests of the Company to operate as a privately-held entity. The HEC Filing Persons believe that, as a privately-held entity, the Company will have greater operational flexibility to pursue alternatives than it would have as a public company, and management will be able to concentrate on long-term growth, reducing the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Shares. The HEC Filing Persons also believe that the Acquisition will provide the Company with flexibility to pursue transactions with a risk profile that may be unacceptable to public shareholders, and that these transactions can be more effectively executed as a private company.
If the Acquisition is completed, the Company will become a wholly-owned subsidiary of BidCo, the Shares will no longer be traded on Nasdaq, and the Shares will cease to be registered under the Exchange Act. The HEC Filing Persons will receive benefits and be subject to obligations in connection with the Acquisition that are different from, or in addition to, the benefits and obligations of the Company’s unaffiliated shareholders generally. The incremental benefits will include the right of the HEC Filing Persons to make an equity investment in the indirect parent of BidCo in exchange for their contribution of Shares and/or cash equity financing. A detriment to the HEC Filing Persons is that their equity interests in the indirect parent of BidCo will not be listed on a securities exchange and will be highly illiquid without an active public trading market for such equity interests. The HEC Filing Persons’ equity interests in the indirect parent of BidCo will also be subject to agreements restricting the ability of certain of the HEC Filing Persons from selling or otherwise transferring such equity interests. Although the HEC Filing Persons believe that there will be significant opportunities associated with its contribution to BidCo of the Excluded Shares, the HEC Filing Persons recognize that there are also substantial risks, and that such opportunities may not ever be fully realized. For certain risks and potential negative factors considered by the HEC Filing Persons in the course of reaching their determination to pursue the Acquisition, see “Position of the HEC Filing Persons as to the Fairness of the Acquisition” on page 53.

For the HEC Filing Persons, the purpose of the Acquisition is to effectuate the transactions contemplated by the Acquisition Agreement and the Contribution Agreement, which will allow the HEC Filing Persons to own equity interests in the indirect parent of Bidco and to bear the rewards and risks of such ownership after the Acquisition is completed and the Shares cease to be publicly traded. The HEC Filing Persons have undertaken to pursue the transaction at this time in light of the opportunities they perceive to strengthen the Company’s competitive position, strategy and financial performance under a new form of ownership. The HEC Filing Persons believe that structuring the transaction in such manner is preferable to other alternative transaction structures because: (i) it will enable BidCo to acquire all of the outstanding shares of the Company at the same time, (ii) it will allow the Company to cease to be a publicly-registered and reporting company, (iii) it represents an opportunity for the Company’s unaffiliated shareholders to immediately realize the value of their investment in the Company and (iv) it allows the HEC Filing Persons to continue to own indirect equity interests in the Company after the Acquisition,and to bear the rewards and risks of such ownership after the Acquisition. The HEC Filing Persons did not consider other alternative transaction structures or other alternative means to accomplish the purposes set forth above because no other alternatives would enable them to continue their investments in the Company and allow the Company to cease to be a publicly-registered and reporting company.
Purposes and Reasons of the Apollo Filing Persons for the Acquisition
Under the SEC rules governing “going-private” transactions, the Apollo Filing Persons may be deemed to be affiliates of the Company and, therefore, are required to express their purpose and reason for the Acquisition to the Company’s “unaffiliated security holders,” as such term is defined under Rule 13e-3 of the Exchange Act. The Apollo Filing Persons are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Apollo Filing Persons should not be construed as a recommendation to any Company Shareholder as to whether such Company Shareholder should vote his, her or its Shares in favor of the Acquisition.
The Apollo Filing Persons attempted to negotiate with the Board the terms of a transaction that would be most favorable to the Apollo Filing Persons and not necessarily to the Company Shareholders (other than HEC), and, accordingly, did not negotiate the Acquisition Agreement with a goal of obtaining terms that were fair to such Company Shareholders.
For the Apollo Filing Persons, the purpose of the Acquisition is to enable BidCo to acquire all outstanding equity of the Company (other than certain equity owned by HEC), so that BidCo can acquire control of the Company and operate it as a privately held company, which in turn will allow BidCo to bear the rewards and risk of the ownership of the Company after the Shares cease to be publicly traded.
The Apollo Filing Persons considered certain risks and potential negative factors associated in the course of reaching its determination to pursue the Acquisition, see “Position of the Apollo Filing Persons as to the Fairness of the Acquisition” on page 56.
The Apollo Filing Persons determined to undertake the Acquisition at this time based on their belief that with the Company’s shares privately held, the Company will have greater operating flexibility and will be able to allow its management to more effectively concentrate on long-term growth and reduce the short-term focus on quarter-to-quarter performance that is emphasized by the public equity market’s valuation of the Shares. Accordingly, the Apollo Filing Persons believe that the business of the Company can be conducted more effectively as a private company following the Acquisition. The Apollo Filing Persons’ plans for the Company following the Acquisition are to operate the Company substantially in the manner it operates today. As a result of the Company’s shares being privately held, the Company will also enjoy certain additional efficiencies, such as a reduction of the time devoted by its management and certain other employees to investor relations activities that a company that has publicly traded common stock would typically undertake. Although the Apollo Filing Persons believe that there will be significant opportunities associated with the Acquisition, the Apollo Filing Persons realize that there are also substantial risks (including the risks and uncertainties relating to the prospects of the Company and as described in the prior paragraph) and that such opportunities may not ever be fully realized.

Certain Financial Projections Utilized in Connection with the Acquisition
In early October 2020, after receipt of the September 21 Letter from AGM and HEC, management of the Company determined that in connection with a strategic alternative review process, an update of its existing long-range plan would be required for review by the Board. Although there had been frequent engagement between the Board and management in relation to the ongoing business impacts of the global COVID-19 pandemic, the Company’s long-range plan had not previously been updated as the Company focused on mitigating the impact of the global COVID-19 pandemic to the business. As a result, the Company’s management prepared and presented to the Board, on October 7, 2020, certain non-public, unaudited prospective financial information for the fiscal years 2020 through 2025, which reflected the known impacts of the global COVID-19 pandemic on the Company to date and the industry in which it operates, for consideration in connection with discussions with AGM and HEC regarding a potential transaction. In addition to the known impacts of the global COVID-19 pandemic on the Company, the projections presented also reflected various assumptions, including regarding certain future events, all of which are difficult to predict (the “October 2020 Projections”). These financial projections were provided to AGM and HEC and other prospective bidders during the due diligence process, which forecasts did not take into account the Acquisition as set forth in the Acquisition Agreement.
In December 2020, after discussion with the Board regarding general business uncertainty and the potential impacts of a prolonged second-wave of the global COVID-19 pandemic, a slower recovery, extended depression of cross-border travel, slower growth in U.S. same store sales and in managed services and the acceleration of a trend away from cash usage in the Company’s mature international markets, the Company’s management prepared certain additional unaudited prospective financial information for fiscal years 2020 through 2025 in connection with the Board’s review of AGM and HEC’s acquisition proposal and evaluation of other strategic alternatives (the “December 2020 Projections” and together with the October 2020 Projections, the “Projections”)). The December 2020 Projections were presented to the Board during a meeting held on December 9, 2020. The Company’s management and the Board believed that the December 2020 Projections incorporated assumptions that appropriately reflected risk and uncertainty in the foreseeable operating conditions relative to the October 2020 Projections. The December 2020 Projections assumed a prolonged second-wave of the global COVID-19 pandemic, a slower recovery from the impacts of the pandemic, extended depression of cross-border travel, slower growth in U.S. same-store sales and in managed services and the acceleration of a trend away from cash usage in the Company’s mature international markets. The December 2020 Projections were also provided to AGM and HEC prior to execution of the Acquisition Agreement.
At the time the December 2020 Projections were prepared, the Company’s management believed that the prior assumptions underlying the October 2020 Projections no longer reflected the Company’s prospects, as they did not take into account the impact of a prolonged second-wave of the global COVID-19 pandemic, a slower recovery, extended depression of cross-border travel, slower growth in U.S. same store sales and in managed services and the acceleration of a trend away from cash usage in the Company’s mature international markets.
The December 2020 Projections prepared by the Company’s management and reviewed with the Board were provided to Goldman Sachs, and Goldman Sachs was directed by the Board to use the December 2020 Projections rather than the October 2020 Projections for purposes of performing its financial analyses and rendering its opinion to the Board as described in “Opinion of Goldman Sachs & Co. LLC”.
A summary of the October 2020 Projections and the December 2020 Projections is not being included in this proxy statement to influence your decision whether to vote in favor of the Court Scheme Proposal at the Court Meeting or in favor of the Articles Amendment Proposal and the Advisory Transaction-Related Compensation Proposal at the General Meeting or for any other purpose, but is included only to give the Company Shareholders access to certain non-public information previously made available to the Board, Goldman Sachs, AGM and HEC. The inclusion of the financial data excerpted from the October 2020 Projections and the December 2020 Projections should not be regarded as an indication that the Board, Goldman Sachs, AGM, HEC or any other recipient of this information considered, or now considers, it to be material, an assurance of the achievement of future results, or an accurate or reliable prediction of future results of the Company, and they should not be relied on as such.

As described above, notwithstanding the fact that (i) the Board no longer believes the assumptions underlying the October 2020 Projections reflect the Company’s prospects and did not rely on the October 2020 Projections in approving the Acquisition Agreement and (ii) Goldman Sachs did not rely on the October 2020 Projections in rendering its fairness opinion, a summary of the October 2020 Projections is being included in this proxy statement only to give the Company Shareholders access to certain non-public information previously made available to the Board, Goldman Sachs, AGM and HEC.
The following table summarizes the October 2020 Projections prepared by the Company’s management as described above:
October 2020 Projections
(In millions)	2019A	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$1,349	$1,116	$1,245	$1,331	$1,421	$1,491	$1,563
Adjusted EBITDA(1)	$308	$251	$280	$328	$363	$389	$426
Adjusted EPS(2)	$2.52	$1.53	$1.88	$2.85	$3.72	$4.33	$4.93
CapEx(3)	$125	$91	$91	$100	$100	$100	$100
Adjusted EBITDA – CapEx	$183	$160	$189	$228	$263	$289	$326
Unlevered Free Cash Flows(4)	—	—	$136	$161	$187	$198	$218

(1)
Adjusted EBITDA excludes the items excluded from EBITDA as well as share-based compensation expense, certain other income and expense amounts, acquisition related expenses, gains or losses on disposal and impairment of assets, certain non-operating expenses, (if applicable in a particular period), the obligation for the payment of income taxes, interest expense and other obligations such as capital expenditures, and includes an adjustment for noncontrolling interests. EBITDA adds interest, income tax expense (benefit), depreciation and accretion, amortization of deferred financing costs and note discounts, and amortization of intangible assets, and certain costs not anticipated to occur in future periods to net income.

(2)
Adjusted EPS is calculated by dividing Adjusted Net Income by weighted average diluted shares outstanding. Adjusted Net Income represents net income computed in accordance with GAAP, before amortization of intangible assets, deferred financing costs and note discount, gains or losses on disposal and impairment of assets, share-based compensation expense, certain other income and expense amounts, acquisition and divestiture-related expenses, certain non-operating expenses, and (if applicable in a particular period) certain costs not anticipated to occur in future periods. The non-GAAP tax rate used to calculate Adjusted Net Income represent the GAAP tax rate for the period as adjusted by the estimated tax impact of the items adjusted from the measure.

(3)
CapEx represents the Company’s annual capital investment that is primarily related to organic growth projects, including the purchase of ATMs for both new and existing ATM management agreements, technology and product development, investments in infrastructure, ongoing refreshment of ATMs and operational assets and other related type activities in the normal course of business.

(4)
Unlevered Free Cash Flow is a non-GAAP measure and is calculated as Adjusted EBITDA, unburdened for stock-based compensation expense and adjusted for capital expenditures, changes in net working capital and cash taxes.

The following table summarizes the December 2020 Projections prepared by the Company’s management as described above:
December 2020 Projections
(In millions)	2019A	2020E	2021E	2022E	2023E	2024E	2025E
Revenue	$1,349	$1,110	$1,222	$1,271	$1,323	$1,364	$1,407
Adjusted EBITDA(1)	$308	$267	$281	$296	$311	$320	$339
Adjusted EPS(2)	$2.52	$1.73	$1.90	$2.29	$2.79	$3.14	$3.48
CapEx(3)	$125	$90	$98	$102	$106	$109	$113
Adjusted EBITDA – CapEx	$183	$176	$184	$194	$205	$211	$226
Unlevered Free Cash Flows(4)	—	—	$127	$147	$150	$149	$158

(1)
Adjusted EBITDA excludes the items excluded from EBITDA as well as share-based compensation expense, certain other income and expense amounts, acquisition related expenses, gains or losses on disposal and impairment of assets, certain non-operating expenses, (if applicable in a particular period), the obligation for the payment of income taxes, interest expense and other obligations such as capital expenditures, and includes an adjustment for noncontrolling interests. EBITDA adds interest, income tax expense (benefit), depreciation and accretion, amortization of deferred financing costs and note discounts, and amortization of intangible assets, and certain costs not anticipated to occur in future periods to net income.

(2)
Adjusted EPS is calculated by dividing Adjusted Net Income by weighted average diluted shares outstanding. Adjusted Net Income represents net income computed in accordance with GAAP, before amortization of intangible assets, deferred financing costs and note discount, gains or losses on disposal and impairment of assets, share-based compensation expense, certain other income and expense amounts, acquisition and divestiture-related expenses, certain non-operating expenses, and (if applicable in a particular period) certain costs not anticipated to occur in future periods. The non-GAAP tax rate used to calculate Adjusted Net Income represent the GAAP tax rate for the period as adjusted by the estimated tax impact of the items adjusted from the measure.

(3)
CapEx represents the Company’s annual capital investment that is primarily related to organic growth projects, including the purchase of ATMs for both new and existing ATM management agreements, technology and product development, investments in infrastructure, ongoing refreshment of ATMs and operational assets and other related type activities in the normal course of business.

(4)
Unlevered Free Cash Flow is a non-GAAP measure and is calculated as Adjusted EBITDA, unburdened for stock-based compensation expense and adjusted for capital expenditures, changes in net working capital and cash taxes.

The Projections are subjective in many respects and, thus, subject to interpretation. Although presented with numeric specificity, the Projections reflect numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the Company’s businesses, including the factors listed under “Cautionary Statement Regarding Forward-Looking Statements”, all of which are difficult to predict and many of which are beyond the Company’s control. The Company cannot provide any assurance that the assumptions underlying the Projections will be realized.
Many of the assumptions reflected in the Projections are subject to change and the Projections do not reflect revised prospects for the Company’s business, changes in general business or economic conditions or any other transaction or event that has occurred or that may occur and that was not anticipated at the time such financial information was prepared. The Company has not updated and does not intend to update or otherwise revise the Projections. There can be no assurance that the results reflected in the Projections will be realized or that actual results will not materially vary from the Projections. In addition, the Projections cover multiple years and such information by its nature becomes less predictive with each successive year. Therefore, the Projections included in this proxy statement should not be relied on as necessarily predictive of actual future events nor construed as financial guidance.

Company shareholders are urged to review the Company’s most recent SEC filings for a description of risk factors with respect to the Company’s business. You should read “Cautionary Statement Regarding Forward-Looking Statements” for additional information regarding the risks inherent in forward-looking information such as the Projections and “Where You Can Find More Information”.
The Projections were not prepared with a view toward complying with U.S. Generally Accepted Accounting Principles (which we refer to as “GAAP”) (including because certain metrics are non-GAAP measures, and the forecasts contained therein do not include footnote disclosures as may be required by GAAP), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on the Projections or the achievability of the results reflected in the Projections, and they assume no responsibility for, and disclaim any association with, the Projections. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures such as those used in the Projections may not be comparable to similarly titled amounts used by other companies or persons.
The non-GAAP financial measures set forth above should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company is not providing a quantitative reconciliation of these forward-looking non-GAAP financial measures. In accordance with Item 10(e)(1)(i)(B) of Regulation S-K of the Securities Act of 1933, a quantitative reconciliation of a forward-looking non-GAAP financial measure is only required to the extent it is available without unreasonable efforts. The Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation, or to quantify the probable significance of these items at this time. The adjustments required for any such reconciliation of the Company’s forward-looking non-GAAP financial measures cannot be accurately forecast by the Company, and therefore the reconciliation has been omitted. For the reasons described above, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Projections. The Company has not made any representation to BidCo in the Acquisition Agreement concerning any of the Projections.
The information about the Projections set forth above does not give effect to the Acquisition and also does not take into account the effect of any failure of the Acquisition to be consummated.
THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NOT REALIZED.
Opinion of Goldman Sachs & Co. LLC
At a meeting of the Board, Goldman Sachs rendered to the Board its oral opinion, subsequently confirmed in its written opinion dated December 15, 2020, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement was fair from a financial point of view to such Company Shareholders.
The full text of the written opinion of Goldman Sachs, dated December 15, 2020, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with Goldman Sachs’ opinion, is attached to this proxy statement as Annex C. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the Acquisition and the opinion does not constitute a recommendation as to how any Company Shareholder should vote with respect to the Acquisition or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Acquisition Agreement;

•
annual reports to shareholders and Annual Reports on Form 10-K of the Company for the four years ended December 31, 2019 and the Company’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein dated May 19, 2016;

•
certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

•
certain other communications from the Company to its shareholders;

•
certain publicly available research analyst reports for the Company; and

•
certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Company (referred to in this section as the “December 2020 Projections” and which are summarized in the section entitled “The Acquisition — Certain Financial Projections Utilized in Connection with the Acquisition” beginning on page 61).

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the consumer and merchant financial services industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the consent of the Board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the Board that the December 2020 Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Acquisition would be obtained without any adverse effect on the expected benefits of the Acquisition in any way meaningful to its analysis. Goldman Sachs assumed that the Acquisition would be consummated on the terms set forth in the Acquisition Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Acquisition, or the relative merits of the Acquisition as compared to any strategic alternatives that may be available to the Company, including certain indications of interests provided by other parties for transactions at prices greater than the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement, which indications of interests, the Board advised Goldman Sachs, the Board determined not to pursue; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the Company Shareholders (other than BidCo and its affiliates and HEC), as of the date of its opinion, of the $35.00 in cash per Share to be paid to such Company Shareholders pursuant to the Acquisition Agreement. Goldman Sachs did not express any view on, and its opinion does not address, any other term or aspect of the Acquisition Agreement or the Acquisition, or any term or aspect of the Contribution Agreement or any other agreement or instrument contemplated by the Acquisition Agreement or entered into or amended in connection with the Acquisition, including the fairness of the Acquisition to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Acquisition, whether relative to the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement or otherwise. Goldman Sachs did not express any opinion as to the prices at which the Shares would trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on the Company, BidCo or the Acquisition, or as to the impact of the Acquisition on the solvency or viability of the Company or BidCo or the ability of the Company or BidCo to pay their respective obligations when they would come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the Acquisition and such opinion does not constitute a recommendation as to how any Company Shareholder should vote with respect to the Acquisition or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
Summary of Financial Analyses
The following is a summary of the material financial analyses presented by Goldman Sachs to the Board in connection with Goldman Sachs’ rendering to the Board of the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 14, 2020, and is not necessarily indicative of current market conditions.
Implied Premia and Multiples
Goldman Sachs calculated and compared the implied premia and implied multiples described below based on the $35.00 in cash per Share to be paid to the Company Shareholders (other than BidCo and its affiliates and HEC) pursuant to the Acquisition Agreement:
Goldman Sachs calculated the implied premia represented by the $35.00 in cash per Share relative to:
•
$25.87, the closing price of the Shares on December 8, 2020, the day before HEC filed an amendment to its Schedule 13D with respect to the submission, together with funds managed by affiliates of AGM, of a non-binding proposal to the Board of the Company concerning the Acquisition of all of the outstanding Shares not owned by HEC and funds managed by affiliates of AGM (which we refer to as the “Unaffected Share Price”);

•
$21.93, the volume weighted average price (which we refer to as the “VWAP”) of the Shares over the 30-trading-day period ended December 8, 2020 (which we refer to as the “30-Day VWAP”);

•
$21.51, the VWAP of the Shares over the 90-trading-day period ended December 8, 2020 (which we refer to as the “90-Day VWAP”);

•
$21.85, the VWAP of the Shares over the 180-trading-day period ended December 8, 2020 (which we refer to as the “180-Day VWAP”);

•
$23.62, the VWAP of the Shares over the period beginning on February 20, 2020 (pre-COVID S&P 500 high) and ended December 8, 2020 (which we refer to as the “Pre-COVID VWAP”);

•
$46.94, the highest closing trading price of the Shares over the 52-week period ended December 8, 2020 (which we refer to as the “52-Week High”); and

•
$15.93, the lowest closing trading price of the Shares over the 52-week period ended December 8, 2020 (which we refer to as the “52-Week Low”).

The results of these calculations and comparisons are as follows:
Implied Premium Represented by $35.00 in cash per Share
Reference Price Per Share:
Unaffected Share Price of $25.87	35.3%
30-Day VWAP of $21.93	59.6%
90-Day VWAP of $21.51	62.7%
180-Day VWAP of $21.85	60.2%
Pre-COVID VWAP of $23.62	48.2%
52-Week High of $46.94	(25.4)%
52-Week Low of $15.93	119.7%
In addition, Goldman Sachs calculated an implied equity value of the Company by multiplying the $35.00 in cash per Share by the total number of fully diluted Shares outstanding as of December 13, 2020, calculated using information provided by the Company’s management and the treasury stock method. Goldman Sachs then calculated an implied enterprise value of the Company by adding to the implied equity value it calculated as described above, the Company’s net debt (defined for this purpose as the Company’s debt less cash, including the value of non-controlling interest, and which we refer to as “Net Debt”) as of September 30, 2020, as reflected in the Company’s publicly available filings.
Using the foregoing, Goldman Sachs calculated the following multiples:
•
The implied enterprise value for the Company as a multiple of the estimated earnings before interest, taxes, depreciation and amortization (which we refer to as “Adjusted EBITDA”) of the Company for calendar years 2020, 2021 and 2022, as reflected in the December 2020 Projections.

•
The $35.00 in cash per Share as a multiple of estimated earnings per Share (which we refer to as “Adjusted EPS”) of the Company for calendar years 2020, 2021 and 2022, as reflected in the December 2020 Projections.

The results of these calculations and comparisons are as follows:
Multiples
Implied Enterprise Value as a Multiple of:
2020E Adjusted EBITDA	8.6x
2021E Adjusted EBITDA	8.1x
2022E Adjusted EBITDA	7.7x
Multiples
Implied Price as a Multiple of:
2020E Adjusted EPS	20.2x
2021E Adjusted EPS	18.4x
2022E Adjusted EPS	15.3x
Illustrative Discounted Cash Flow Analysis
Using the December 2020 Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per Share.
Using discount rates ranging from 7.5% to 8.5%, reflecting estimates of the Company’s weighted average cost of capital, and a mid-year convention, Goldman Sachs derived a range of illustrative enterprise values for the Company, by discounting to present value as of September 30, 2020, (a) the estimates of the unlevered free cash flow to be generated by the Company for the period from January 1, 2021 to December 31,

2025, as reflected in the December 2020 Projections, and (b) a range of illustrative terminal values for the Company as of December 31, 2025, calculated by applying a range of terminal year multiples of 6.0x to 7.5x to the Company’s estimated terminal year Adjusted EBITDA as reflected in the December 2020 Projections (which analysis implied perpetuity growth rates ranging from (0.2)% to 2.2%). Goldman Sachs derived such discount rates by application of the capital asset pricing model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of terminal year multiples of enterprise value to Adjusted EBITDA for the last 12 month period (which we refer to as “Adjusted LTM EBITDA”) was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical quarters’ Adjusted LTM EBITDA multiples for the Company for the last five years.
Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the Company’s Net Debt as of September 30, 2020, as reflected in the Company’s publicly available filings, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values by the implied total number of fully diluted Shares as of December 13, 2020, based on the derived range of illustrative equity values, and calculated using information provided by management and the treasury stock method, to derive a range of illustrative present values per Share of $27.06 to $36.20.
Illustrative Present Value of Future Share Price Analysis
Goldman Sachs performed an illustrative analysis to derive a range of illustrative present values per Share, based on theoretical future prices calculated by Goldman Sachs for the Shares.
Goldman Sachs derived a range of theoretical future values per Share for the Shares as of December 11 of each of 2020, 2021 and 2022 by applying illustrative next twelve months’ Adjusted P/E multiples ranging from 12.0x to 16.0x to estimates of the Adjusted EPS of the Company for each of fiscal years 2021, 2022 and 2023 as reflected in the December 2020 Projections. By applying a discount rate of 9.5%, reflecting an estimate of the Company’s cost of equity, Goldman Sachs discounted to present value, as of December 11, 2020, the theoretical future values per Share it derived for each applicable year to yield present values per Share ranging from $22.67 to $37.11.
The illustrative next twelve months’ Adjusted P/E multiples used in the foregoing analysis were derived by Goldman Sachs using its professional judgement and experience, taking into account historical next twelve months’ Adjusted P/E multiples for the Company over the past five years. Goldman Sachs derived the discount rate used in the foregoing analysis by application of the capital asset pricing model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally.
Selected Precedent Transactions Analysis
Goldman Sachs analyzed certain publicly available information relating to certain acquisition transactions announced since November 1, 2015 involving target companies in the consumer and merchant financial services industry.
While none of the target companies in the selected transactions are directly comparable to the Company and none of the selected transactions are directly comparable to the proposed transaction, the target companies in the selected transactions are companies with certain operations that, for the purposes of analysis, may be considered similar to certain operations of the Company.
Using publicly available information, for each of the selected transactions, Goldman Sachs calculated the implied enterprise value of the applicable target company based on the consideration paid in the applicable transaction, as a multiple of the target company’s estimated LTM EBITDA for the period ended prior to announcement of each applicable transaction, as disclosed in public company filings and other publicly available information. The selected transactions and the implied enterprise value to LTM EBITDA multiples calculated for the transactions are set forth below.
Announced	Acquiror	Target	EV / LTM EBITDA
Nov-15	Diebold, Incorporated	Wincor Nixdorf Aktiengesellschaft	11.0x
Jul-16	AGM	Outerwall, Inc.	3.5x
Oct-16	Cardtronics plc	DirectCash Payments Inc.	7.7x
Jul-17	Blackstone, CVC	Paysafe Group	12.7x
Apr-18	Francisco Partners	Verifone Systems, Inc.	12.5x
Feb-20	The Brink’s Company	G4S plc	5.5x
Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs applied a reference range of enterprise value to LTM EBITDA multiples of 3.5x to 12.7x to the Company’s estimated Adjusted EBITDA for the Company’s fiscal year 2020, as reflected in the December 2020 Projections, to derive a range of implied enterprise values for the Company. Goldman Sachs subtracted from this range of implied enterprise values the Company’s Net Debt as of September 30, 2020, as reflected in the Company’s publicly available filings, and divided the result by the implied total number of fully diluted Shares outstanding as of December 13, 2020, based on the derived range of illustrative equity values, and calculated using information provided by management and the treasury stock method, to derive a range of implied values per Share of $6.01 to $58.74.
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available data obtained from FactSet, the premia paid in 242 acquisitions of publicly traded companies in the United States announced during the period from January 1, 2015 through December 11, 2020 in which the target company had an implied enterprise value of $1 billion to $10 billion. For each calendar year through December 11, 2020, Goldman Sachs calculated the median premia of the price paid in acquisitions announced during such period relative to the target company’s closing share price at each of the 1-trading day, 30-trading day, 90-trading day and the 52-week high prior to the original announcement of the transaction. For the entire period from January 1, 2015 through December 11, 2020, Goldman Sachs calculated the 25th percentile and 75th percentile of the premia paid in acquisitions announced during such period relative to the target company’s closing share price at each of the 1-trading day, 30-trading day, 90-trading day, and 52-week high prior to the original announcement of the transaction. The following shows a summary of the results of the review:
	Premium to 1-Trading Day	Premium to 30-Trading Day	Premium to 90-Trading Day	Premium/(Discount) to 52-Week High
Entire Period
25th Percentile	9.9%	20.5%	23.8%	(2.5)%
75th Percentile	37.9%	50.1%	61.0%	16.6%
Calendar Years
2015 median	17.4%	34.9%	35.2%	10.2%
2016 median	21.2%	39.2%	49.0%	3.5%
2017 median	14.4%	29.7%	32.5%	8.0%
2018 median	17.2%	25.1%	35.5%	5.6%
2019 median	20.1%	37.2%	42.8%	6.9%
2020 year to date median	26.8%	47.9%	64.1%	12.2%
Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 10%-38% (based on the average premia paid in the 25th percentile and 75th percentile of acquisitions announced in the entire period relative to the target company’s share price over the 1-trading day prior to the original announcement of the transaction) to the Unaffected Share Price. This analysis resulted in a range of implied values per Share of $28.46 to $35.70.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or BidCo or the Acquisition.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the Board as to the fairness from a financial point of view to the Company Shareholders (other than BidCo and its affiliates and HEC), as of the date of the opinion, of the $35.00 in cash per Share to be paid to such Company Shareholders pursuant to the Acquisition Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, BidCo, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The consideration of $35.00 in cash per Share was determined through arm’s-length negotiations between the Company and BidCo and was approved by the Board. Goldman Sachs provided advice to the Board during the Company’s negotiations with BidCo in connection with the Acquisition Agreement. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or that any specific amount of consideration constituted the only appropriate consideration for the Acquisition.
As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Acquisition. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the Board and is qualified in its entirety by reference to the written opinion of Goldman Sachs, attached as Annex C to this proxy statement.
Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, BidCo and any of their respective affiliates and third parties, including HEC, a significant shareholder of the Company that is party to the Contribution Agreement with BidCo pursuant to which, in connection with the Acquisition, HEC will contribute a portion of its Shares to Bidco in exchange for equity interest in BidCo, and AGM, an affiliate of BidCo, and their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Acquisition. Goldman Sachs has acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Acquisition. Goldman Sachs expects to receive fees for its services in connection with the Acquisition, the principal portion of which is contingent upon consummation of the Acquisition, and the Company has agreed to reimburse certain of its expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as joint bookrunner in connection with the Company’s Senior Secured Term Loan B Facility due 2027 (aggregate principal amount $500 million) in June 2020. During the two year period ended December 15, 2020, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to the Company and/or its affiliates of approximately $0.5 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to AGM and/or its affiliates and portfolio companies from time to time for which the Investment Banking Division of Goldman Sachs has received, and may receive, compensation, including having acted as joint bookrunner in connection with the initial public offering of Aurum Holding Limited, a portfolio company of AGM, in May 2019; as financial advisor to Momentive Performance Materials Inc., a former portfolio company of AGM, in connection with its sale in May 2019; as financial advisor to Altamira Asset Management SL, an affiliate of AGM, in connection with its sale of its 85 percent interest in Altamira Asset Management S.A., in June 2019; as financial advisor to AGM in connection with the acquisition by an affiliate of AGM of the power and energy business of SPX Flow Inc. in March 2020; as financial advisor to AGM in connection with the purchase by affiliates of AGM and Silver Lake Group L.L.C. of 1,200,000 shares of Series A preferred stock and warrants to purchase 8,400,000 shares of common stock of Expedia Group Inc. in May 2020; as left lead bookrunner in connection with the initial public offering of Rackspace Technology, Inc., a portfolio company of AGM, in August 2020; as joint bookrunner with respect to a public offering by Albertsons Companies, Inc., a portfolio company of AGM, of its 3.50% Senior Notes due 2029 and its 3.25% Senior Notes due 2026 (aggregate principal amount $1,500 million) in August 2020; as financial advisor to Intrado Corporation, a portfolio company of AGM, in connection with its pending divestiture of its Health Advocate business announced in October 2020; as financial advisor to AMAG Pharmaceuticals, Inc., a former portfolio company of AGM, in connection with its sale in November 2020; as joint bookrunner with respect to a private placement by DoublePoint Energy, LLC, a portfolio company of AGM, of its 7.75% Senior Notes due 2025 (aggregate principal amount $650 million) in November 2020; and as joint bookrunner with respect to a private placement by Rackspace Technology, Inc., a portfolio company of AGM, of its 5.375% Senior Notes due 2028 (aggregate principal amount $550 million) in November 2020. During the two year period ended December 15, 2020, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to AGM and/or its affiliates and portfolio companies of approximately $86.7 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, BidCo, HEC, AGM and their respective affiliates and, as applicable, portfolio companies for which the Investment Banking Division of Goldman Sachs may receive compensation. Affiliates of Goldman Sachs also may have co-invested with AGM and/or HEC and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of AGM and/or HEC from time to time and may do so in the future.
The Company selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Acquisition. Pursuant to an engagement letter between the Company and Goldman Sachs, dated December 10, 2020, the Company engaged Goldman Sachs to act as one of its financial advisors in connection with the Acquisition. The engagement letter provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $25 million, $5 million of which was payable upon announcement of the proposed acquisition and the remainder of which is contingent upon completion of the acquisition, plus a potential discretionary fee of $2.5 million. In addition, the Company agreed to reimburse Goldman Sachs for certain of its expenses, including reasonable attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Interests of Directors and Executive Officers in the Acquisition
Our directors and executive officers have various interests in the Acquisition described in this section that may be in addition to, or different from, the interests of Company Shareholders generally. You should keep this in mind when considering the recommendation of the Board for the approval of the Acquisition. The Board was aware of these interests and considered them at the time they approved the Acquisition Agreement and in making their recommendation that the Company Shareholders approve the Acquisition. These interests are described below and there is no different impact on the interests of our directors when compared to the interests of the Company Shareholders generally. Mr. Braunstein, as a director of the Company and the Managing Partner and Founder of HEC, has not participated in the decision to make the recommendation as set out above.

Treatment of Options, Time-Based Restricted Stock Units and Performance-Based Restricted Stock Units
The Acquisition Agreement provides for the following treatment of Options, Company RSUs and Company PSUs in connection with the Acquisition:
Options
Immediately prior to the Effective Date, each Option granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such Option and (ii) the number of Shares subject to such Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date. Each 2021 Option will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such 2021 Option and (ii) the number of Shares subject to such 2021 Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Option would have otherwise vested and become exercisable in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date. Any Option which has a per Share exercise price that is greater than or equal to the Per Share Consideration shall be cancelled on the Effective Date for no consideration or payment.
Company RSUs
Immediately prior to the Effective Date, each Company RSU granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company RSU award, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Internal Revenue Code). Each 2021 Company RSU will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such award of 2021 Company RSUs, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company RSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date.
Company PSUs
Immediately prior to the Effective Date, each Company PSU granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company PSU award (with such number of Shares based on the greater of the target level of achievement and the actual level of achievement of any performance goals as determined by the Board immediately prior to the Effective Date based on pro-rated performance goals to account for any shortened performance period), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each 2021 Company PSU will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such 2021 Company PSU (with such number of Shares based on the target level of achievement), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company PSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date (excluding any performance conditions).
See the section below entitled “Golden Parachute Compensation” for an estimate of the amounts that would become payable to each of the Company’s named executive officers in respect of their equity awards in connection with the consummation of the Acquisition. Based on the assumptions described below in the section entitled “Golden Parachute Compensation”, and assuming that the Company PSUs would be paid based on target achievement of the applicable performance goals, the estimated aggregate amounts that would become payable to executive officers and directors in respect of their equity awards is as follows: Options — $6,449,938; Company RSUs — $7,476,105; and Company PSUs — $27,161,750. The figures include the value of equity awards scheduled to vest in January 2021 in the ordinary course of business, with an aggregate target value of $20,157,359, but do not include the value of any equity awards that may be granted in calendar year 2021. Directors (excluding Mr. West, listed separately below, and Michelle Moore, who resigned from the Board effective December 31, 2020 and forfeited all Company RSUs) hold 41,501 unvested Company RSUs in the aggregate and do not hold any Options or Company PSUs.
Employment Agreements for Executive Officers
The Company entered into employment agreements (each such agreement we refer to as an “Employment Agreement” and, collectively, the “Employment Agreements”) with Messrs. West, Antilley, Ferrera, Gullo, Hunt, Mackinnon, Terry, Wilmore, and Mses. House and Killeen.
Under the employment agreement with Mr. West, upon (1) a termination by the Company other than due to disability or death or for “cause” (including due to the Company’s election not to renew the initial term or any renewal term of the agreement), or (2) a resignation by the executive for “good reason” (as such terms are defined in the executive’s employment agreement), the executive is entitled to the following severance payments and benefits (i) two times the sum of the executive’s base salary and the executive’s average annual bonus paid for the two calendar years prior to termination date; (ii) a prorated annual bonus for the year of termination based on the Company’s performance for such year, payable in a lump sum between January 1 and March 15 of the following calendar year; (iii) 18 multiplied by the monthly cost of the executive’s COBRA premiums; (iv) if such termination of employment occurs within 24 months following a “change in control” (as defined in the executive’s employment agreement), the unvested portion of any annual long-term incentive program awards (which we refer to as “LTIPs”) will vest, with any applicable performance goals deemed achieved at the greater of target or actual levels; and (v) earned but unpaid base salary, earned but unpaid bonus for the year prior to the year of termination and business expense reimbursement. The payments and benefits in clauses (i) through (iv) are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the employment agreement. Any payments under the executive’s employment agreement or any another agreement or arrangement applicable to the executive that would constitute “parachute payments” under Section 280G of the Code will either be reduced to the extent necessary to avoid penalty taxes, or will be paid in full, whichever would result in net greater payments to the executive on an after-tax basis.
Under the employment agreement with Mr. Ferrera, upon (1) a termination by the Company other than for “cause”, “impairment” or death (including due to the Company’s election not to renew the initial term or any renewal term of the agreement), or (2) resignation by the executive for “good reason” (as such terms are defined in Mr. Ferrera’s employment agreement)), the executive is entitled to the following severance payments and benefits: (i) two times the sum of the executive’s base salary and the executive’s average annual bonus paid (or payable) for the prior two calendar years, payable in 24 equal consecutive semi-monthly installments on the 15th and last day of each month, measuring from the termination date; (ii) a prorated annual bonus for the year of termination based on the Company’s performance for such year, payable in a lump sum between January 1 and March 15 of the following calendar year; (iii) reimbursement on a monthly basis for 18 months of COBRA premiums for executive and executive’s eligible dependents under the Company’s group health plans; (iv) if such termination is within 24 months following a “change in control” (as defined in Mr. Ferrera’s employment agreement) (A) any sign-on or one-time special equity awards granted under the Company’s stock incentive plan that were not awarded to the executive as part of the Company’s annual equity award program, and any annual equity awards that were granted under the Company’s stock incentive plan that vest solely based on continued employment or service, will fully vest as of the termination date, (B) any annual equity awards granted under the Company’s stock incentive plan that vest solely or in part based on performance goals, (1) for a termination of employment during the performance period applicable to an award, will be deemed earned at the greater of actual or target level of performance and any time-vesting condition will be deemed satisfied as of termination date and (2) for a termination of employment following the end of the performance period applicable to an award, if such award was earned during the performance period, such award will fully vest as of termination date; and (v) earned but unpaid base salary, earned but unpaid bonus for the year prior to the year of termination and business expense reimbursement. The payments and benefits in clauses (i) through (iv) are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the employment agreement. Any payments under Mr. Ferrera’s employment agreement or any another agreement or arrangement applicable to the executive that would constitute “parachute payments” under Section 280G of the Code will either be reduced to the extent necessary to avoid penalty taxes, or will be paid in full, whichever would result in net greater payments to the executive on an after-tax basis.
Under the employment agreement with Mr. Gullo, upon (1) a termination by the Company without “cause” or due to non-renewal of the term of the agreement, or (2) resignation by the executive for “good reason” (as such terms are defined in the executive’s employment agreement), the executive is entitled to the following severance payments and benefits: (i) an amount equal to one times the sum of (1) the executive’s base salary and (2) the executive’s target bonus, payable over the 12 months following the termination date in substantially equal installments; (ii) payment of 12 months of the employer portion of premiums for coverage under the Company’s group health at the same level of coverage as the executive had on the termination date, payable in a lump sum on the first payroll date following the 60th day after the termination date; (iii) any outstanding equity award that was granted subject solely to time- based vesting will fully vest on the termination date; and (iv) earned but unpaid base salary, earned but unpaid bonus for the year prior to the year of termination, and business expense reimbursement. The payments and benefits in clauses (i) through (iii) are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the restrictive covenants in his employment agreement.
Under the employment agreement with Mr. Terry, upon (1) a termination of the executive’s employment by the Company other than for cause or (2) resignation by the executive for “good reason” in either case within 24 months following a “change in control” (as such terms are defined in the executive’s employment agreement), the executive is entitled to the following severance payments and benefits: (i) two times the executive’s annual salary and target annual bonus, payable in a lump sum on the first payroll date that falls on or immediately following the 60th day after the termination date; (ii) a prorated annual bonus based on the target bonus payable under the Company’s annual incentive plan for the year of termination, payable in a lump sum on the first payroll date that falls on or immediately following the 60th day after the termination date; (iii) (A) any sign-on or one-time special equity awards that were not awarded to the executive as part of the Company’s annual LTIP, and any equity awards granted as part of the annual LTIP that vest solely based on continued employment or service, will fully vest as of the termination date; and (B) any equity awards granted as part of the annual LTIP that vest solely or in part based on performance goals: (1) for a termination of employment during the performance period applicable to an award, will be deemed earned at the greater of actual or target level of performance and any time-vesting condition will be satisfied as of the termination date; and (2) for a termination of employment following the end of the performance period applicable to an award, any such award earned during the performance period will fully vest as of the termination date; and (iv) earned but unpaid base salary and business expense reimbursement. The payments and benefits in clauses (i) through (iii) are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the employment agreement.
Under the employment agreements with Messrs. Antilley, Hunt, Mackinnon, Wilmore, and Mses. House and Killeen, if the executive’s employment is terminated (1) by the Company other than for “cause”, death or “impairment” (including the Company’s election not to renew the initial term or any renewal term) or (2) resignation by the executive for “good reason” in each case, within 24 months following a “change in control” (in each case, as defined in the Employment Agreements, and which along with the aforementioned terminations of employment for Messrs. West, Ferrera, Gullo and Terry, we refer to as a “qualifying termination”), then each executive is entitled to the following severance payments and benefits: (i) two times the sum of the executive’s base salary and target annual bonus; (ii) a prorated annual bonus for the year of termination assuming target achievement of the applicable performance goals; (iii) an amount equal to 18 times the monthly premium for coverage under the Company’s group health plans under COBRA; (iv) (A) any sign-on or one-time special equity awards that were not awarded to the executive as part of the Company’s annual LTIP, and any equity awards that were granted as part of the Company’s annual LTIP that vest solely based on continued employment or service, will fully vest as of the termination date, (B) any equity awards granted as part of the Company’s annual LTIP that vest solely or in part based on performance goals, (1) for a termination of employment during the performance period applicable to an award, such award will be deemed earned at the greater of actual or target level of performance and any time-vesting condition will be deemed satisfied as of termination date and (2) for a termination of employment following the end of the performance period applicable to an award, if such award was earned during the performance period, such award will fully vest as of termination date; and (v) earned but unpaid base salary, earned but unpaid bonus for the year prior to the year of termination and business expense reimbursement. The payments and benefits in clauses (i) through (iv) are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the employment agreement.
See the section below entitled “Golden Parachute Compensation” for an estimate of the payments and benefits to which each of the Company’s named executive officers would be entitled under his Employment Agreement upon a qualifying termination occurring immediately following the effective date of the Acquisition.
Transaction Bonuses
Pursuant to the Acquisition Agreement, the Company or any subsidiary thereof may grant cash bonuses in respect of the transaction up to an aggregate amount of $500,000, payable on the Effective Date, some of which may be paid to the Company’s executive officers other than named executive officers.
Retention Awards
Pursuant to the Acquisition Agreement, the Company or any subsidiary thereof may grant cash retention awards up to an aggregate amount of $1,500,000, payable 50% nine months following the Effective Date and 50% eighteen months following the Effective Date, in each case, subject to continued employment; provided that if a recipient’s employment is terminated by the Company or any subsidiary without Cause or as a result of death or Disability (each as defined in the 2020 form of option award agreement under the Fourth Amended and Restated 2007 Stock Incentive Plan), any unpaid portion of the retention award will be paid within thirty (30) days following such termination. The Company will allocate these retention awards in consultation with BidCo, and some of these retention awards may be paid to the Company’s executive officers.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K, the tables below present the estimated amounts of compensation that each named executive officer could receive that are based on or otherwise related to the Acquisition. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the transaction-related compensation payable to the Company’s named executive officers. This transaction-related compensation is subject to a non-binding advisory vote of the Company Shareholders. See the section entitled “Advisory Transaction-Related Compensation Proposal,” on page 39.
The amounts indicated below are estimates of amounts that would be payable to the named executive officers, and the estimates are based on multiple assumptions that may or may not actually occur. Except as otherwise specifically noted, the following assumptions were used solely for purposes of quantifying the potential payments and benefits described in this section:
•
The relevant price per Share of $35.00, which is the price per Share to be paid in connection with the Acquisition;

•
The effective date of the Acquisition is December 31, 2020, the latest practicable date prior to the filing of the preliminary proxy statement, assumed solely for purposes of the disclosure in this section, unless noted otherwise; and

•
Each of the executive officers experienced a “qualifying termination” (as defined below) immediately following the assumed effective date.

The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate as of the date referenced; therefore, the actual amounts, if any, that may be paid or become payable may materially differ from the amounts set forth below.

Some of the assumptions, including those identified above, are based on information not currently available, and as a result, the actual amounts to be received by a named executive officer may differ in material respects from the amounts set forth below. All dollar amounts set forth below have been rounded to the nearest whole number.
Name	Cash(1)	Equity(2)	Perquisites / Benefits(3)	Total
Edward West – Chief Executive Officer and Director	$4,950,311	$21,572,271	$38,831	$26,561,413
Gary W. Ferrera – Chief Financial Officer	$3,465,772	$5,928,738	$38,831	$9,433,341
Dan Antilley – Executive Vice President – Operations and Chief Information Security Officer	$2,106,328	$2,596,781	$43,215	$4,746,324
Stuart Mackinnon – Executive Vice President – Technology & Chief Information Officer	$1,808,663	$2,117,937	$38,831	$3,965,431
Marc Terry – Executive Vice President & Managing Director – International	$2,022,525	$1,773,353	$0	$3,795,878

(1)
The amounts listed reflect payments payable to each of the named executive officers upon a qualifying termination under each named executive officer’s Employment Agreement. All amounts are “double-trigger” payments.

For Mr. West, these estimated cash severance payments, which are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of his employment agreement, consist of (1) two times the sum of the executive’s base salary and average annual bonus paid (or payable) for the two calendar years prior to the termination date; and (2) a prorated annual bonus for the year of termination based on the Company’s performance for such year, which for purposes of this table is based on target performance. The components of Mr. West’s aggregate cash severance amount listed in the above table are as follows: (1) two times base salary and average annual bonus: $4,106,049; and (2) prorated annual bonus: $844,262.
For Mr. Ferrera, these estimated cash severance payments, which are subject to the executive’s execution and non-revocation of a general release of claims and covenant not to sue and compliance with the surviving provisions of his employment agreement, consist of (1) two times the sum of the executive’s base salary and the executive’s average annual bonus paid (or payable) for the prior two calendar years, payable in twenty-four equal consecutive semi-monthly installments on the (fifteenth) 15th and last day of each month, measuring from the termination date; and (2) a prorated annual bonus for the year of termination based on the Company’s performance for such year, payable in a lump sum between January 1 and March 15 of the following calendar year, which for purposes of this table is based on target performance. The components, of Mr. Ferrera’s aggregate cash severance amount listed in the above table are as follows: (1) two times base salary and average annual bonus: $2,934,827; and (2) prorated annual bonus: $530,945.
For each of Messrs. Antilley and Mackinnon, these estimated cash severance payments, which are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the applicable employment agreement, consist of (1) an amount equal to two times the sum of the executive’s base salary and target annual bonus; (2) a prorated annual bonus for the year of termination assuming target achievement of the applicable performance goals. The components of each of Messrs. Antilley and Mackinnon’s aggregate cash severance amount listed in the above table are as follows: (i) Mr. Antilley (1) two times annual salary and target annual bonus: $1,696,052; and (2) prorated annual bonus: $410,276; and (ii) Mr. Mackinnon, (1) two times annual salary and target annual bonus: $1,480,442; and (2) prorated annual bonus: $328,221.
For Mr. Terry, these estimated cash severance payments, which are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of his employment agreement, consist of (1) two times the executive’s annual salary and target annual bonus; and (2) a prorated annual bonus based on the target bonus payable under the Company’s annual incentive plan for the year of termination. The components of Mr. Terry’s aggregate cash severance amount listed in the above table are as follows: (1) two times annual salary and target annual bonus: $1,665,656; and (2) prorated annual bonus: $356,869, converted from pounds sterling to U.S. dollars using the 2020 yearly average exchange rate of approximately $1.28.
For the avoidance of doubt, these amounts will not be paid to each of the named executive officers if the named executive officer does not experience a qualifying termination of employment. For further details regarding the cash severance that may become payable to the Company’s named executive officers, see “Interests of Directors and Executive Officers in the Acquisition — Employment Agreements for Executive Officers.”
(2) The amounts listed reflect the value of the Options, Company RSUs and Company PSUs held by each named executive officer that would become payable in connection with the consummation of the Acquisition. The amounts listed in the table do not include the value of any Company Options, Company RSUs and Company PSUs that may be granted in calendar year 2021.
The amounts payable to the named executive officers under the Acquisition Agreement in respect of their Options, Company RSUs and Company PSUs will be paid as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date. These amounts are “single trigger,” which means they will be paid even if the named executive officer’s employment is not terminated in connection with the Acquisition. The values for the Company PSUs are based on target performance.
For further details regarding the treatment of Company equity awards in connection with the Acquisition, see “Interests of Directors and Executive Officers in the Acquisition — Treatment of Outstanding Equity Awards” and “Interests of Directors and Executive Officers in the Acquisition — Employment Agreements for Executive Officers”. Details of the cash payments to which the named executive officers would be entitled under the Acquisition Agreement or their Employment Agreement, as applicable, in connection with their outstanding equity awards are shown in the following supplementary table:
Name	Unvested Options	Vested Options	Unvested Company RSUs	Unvested Company PSUs	Total
Edward West	$2,297,192	$1,037,804	$2,110,955	$16,126,320	$21,572,271
Gary W. Ferrera	$706,135	$385,463	$994,280	$3,842,860	$5,928,738
Dan Antilley	$287,712	$144,214	$594,650	$1,570,205	$2,596,781
Stuart Mackinnon	$266,848	$127,864	$311,185	$1,412,040	$2,117,937
Marc Terry	$219,301	$115,692	$266,385	$1,171,975	$1,773,353
(3) The amounts listed reflect the estimated value of the monthly premium payments for benefit continuation to which each named executive officer is entitled under his Employment Agreement upon a qualifying termination. Such amounts are “double trigger” payments.
For Mr. West, this payment is equal to 18 multiplied by the monthly cost of his COBRA premiums, is subject to his execution and non-revocation of a general release of claims and compliance with the surviving provisions of his employment agreement.
For Mr. Ferrera, this payment is equal to 18 months of COBRA premiums for himself and his eligible dependents under the Company’s group health plans, is subject to his execution and non-revocation of a general release of claims and compliance with the surviving provisions of his employment agreement.
For each of Messrs. Antilley and Mackinnon, these payments are equal to 18 times the monthly premium for coverage under the Company’s group health plans under COBRA, are subject to the executive’s execution and non-revocation of a general release of claims and compliance with the surviving provisions of the applicable employment agreement.
For the avoidance of doubt, these amounts will not be paid if the named executive officer does not experience a qualifying termination of employment. For further details regarding the perquisites and benefits that may become payable to the Company’s named executive officers, see “Interests of Directors and Executive Officers in the Acquisition — Employment Agreements for Executive Officers.”
Director and Officer Indemnification and Insurance
Pursuant to the Acquisition Agreement, from and after the Effective Date, BidCo must cause the Company to assume all obligations of the Company and its subsidiaries in respect of exculpation, indemnification and advancement of expenses for each individual who on the Effective Date is, or at any time prior to the Effective Date was, a director or officer of the Company, or, while a director or officer of the Company, is or was a director or officer of its subsidiaries (each, an “Indemnified Party”), for acts or omissions occurring on or prior to the Effective Date as provided in the Certificate of Incorporation and Articles of Association as in effect on December 15, 2020. For a period of six (6) years from the Effective Date, the Company must maintain, and BidCo must cause the Company to maintain, provisions of the Certificate of Incorporation and Articles of Association with respect to limitation of liabilities of directors and indemnification and advancement of expenses of officers and directors of the Company that are no less favorable to the Indemnified Parties than are set forth in the Certificate of Incorporation and Articles of Association as in effect on December 15, 2020, and will not prior to the expiration of such period amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, however, that all rights to indemnification in respect of any actual or threatened proceeding made within such six (6)-year period will continue until the disposition or resolution of such proceeding in accordance with the Company’s Certificate of Incorporation and Articles of Association. Any person to whom an advancement of expenses is provided in connection with a proceeding will be required to provide, as a condition to such advancement, an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification in connection with such proceeding. In the event of any such proceeding (x) neither BidCo nor the Company will settle, compromise or consent to the entry of any judgment in any proceeding in which indemnification could be sought by such Indemnified Party under the Acquisition Agreement, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding or such Indemnified Party otherwise consents in writing to such settlement, compromise or consent and (y) the Company will cooperate in the defense of any such matter. In the event any proceeding is brought against any Indemnified Party and in which indemnification could be sought by such Indemnified Party under the terms of the Acquisition Agreement, (i) the Company or BidCo will have the right, but not the obligation, to control the defense thereof after the Effective Date, (ii) each Indemnified Party will be entitled to retain his or her own counsel, whether or not the Company will elect to control the defense of any such proceeding, (iii) the Company will advance all reasonable fees and expenses of any counsel retained by an Indemnified Party promptly after statements therefor are received, whether or not the Company will elect to control the defense of any such Proceeding and (iv) no Indemnified Party will be liable for any settlement effected without his or her prior express written consent (which consent will not be unreasonably withheld, conditioned or delayed). Any Indemnified Party wishing to claim indemnification or an advancement of expense under the terms of the Acquisition Agreement must promptly notify the Company upon learning of any such proceeding, but the failure to so notify will not relieve the Company of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the Company.
Pursuant to the Acquisition Agreement, BidCo must maintain, or cause the Company to maintain, at no expense to the beneficiaries, in effect for a period of six (6) years from the Effective Date the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company as disclosed by the Company under the Acquisition Agreement with respect to matters existing or occurring on or prior to the Effective Date; provided, however, that after the Effective Date, BidCo will not be required to pay in the aggregate for such coverage more than 300% of the last annual premium paid by the Company prior to December 15, 2020 in respect of the coverage required to be obtained pursuant hereto, but in such case will purchase as much coverage as reasonably practicable for such amount. At BidCo’s option, BidCo may direct the Company to purchase a six (6)-year prepaid “tail policy” to incept on the Effective Date at a cost no greater than the aggregate amount that the Company would be permitted to spend during the six (6)-year period provided for in the Acquisition Agreement on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Date, including the transactions contemplated hereby. In the event BidCo elects to purchase such a “tail policy” prior to the Effective Date, the Company will (and BidCo will cause the Company to) maintain such “tail policy” in full force and effect. BidCo will cause the Company to honor and perform all indemnification agreements entered into by the Company or any of its subsidiaries with any Indemnified Party on the terms and conditions set forth therein and solely to the extent disclosed by the Company in connection with the Acquisition Agreement.
Under the terms of the Acquisition Agreement, proper provisions are required to be made so that the successors and assigns of BidCo or the Company assume all of the obligations described above in the event that BidCo or the Company or any of their respective successors or assigns consolidate with or merge into any other corporation or entity and will not be the continuing entity of such consolidation or merger or in the event that BidCo or the Company transfer all or substantially all of its properties and assets to any individual, corporation or other entity.
Plans for the Company after the Acquisition
After the Effective Date, BidCo anticipates that the Company’s operations will be conducted substantially as they are currently being conducted, except that the Company will (i) cease to be a publicly traded company and will instead be a wholly-owned subsidiary of BidCo and (ii) have substantially more debt than it currently has. BidCo currently plans to repay the debt incurred to finance the Acquisition using the operating cash flow of the Company in accordance with the terms of the debt financing agreements.
Subsequent to the completion of the Acquisition, the Company will no longer be subject to the Exchange Act and Nasdaq compliance and reporting requirements and the related direct and indirect costs and expenses, and may experience positive effects on profitability as a result of the elimination of such costs and expenses.
The Apollo Filing Persons and the HEC Filing Persons believe that the pressure from public investors to operate profitably in the short term could, in turn, adversely affect the Company’s ability to compete to retain existing business and acquire new business, and that the Company can avoid these adverse effects without public common stock. As a result of the common stock being privately held, the Company will also enjoy certain additional efficiencies notwithstanding the fact that it will remain a reporting company under the Exchange Act, such as a reduction of the time devoted by its management and certain other employees to investor relations activities that a company that has publicly traded common stock would typically undertake.
BidCo has advised the Company that, except as set forth in this proxy statement, BidCo does not have any current plans, proposals or negotiations that relate to or would result in any of the following:
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an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries;

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the sale or transfer of a material amount of the assets of the Company or any of its subsidiaries; or

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any other material changes in the Company’s business, including with respect to the Company’s corporate structure or business.

Following the Effective Date, the Company’s management and the Board will continuously evaluate and review the Company’s business and operations and may propose or develop new plans and proposals, including any of the foregoing actions and any actions to address the challenges referred to in “Purposes of and Reasons of BidCo for the Acquisition” above, in each case, which BidCo considers to be in the best interests of the Company and its shareholders. BidCo expressly reserves the right to make any changes it deems appropriate to the operation of the Company in light of such evaluation and review as well as any future developments.
Consequences if the Acquisition is Not Completed
If the proposal to approve the Acquisition does not receive the required approval from the Company Shareholders, or if the Acquisition is not completed for any other reason, you will not receive any consideration from BidCo for your Shares. Instead, the Company will remain a public company, and the Shares will continue to be listed and traded on Nasdaq.
In addition, if the Acquisition Agreement is terminated under specified circumstances, the Company is required to pay BidCo a termination fee of $32,600,000 (which we refer to as the “Company termination fee”). Additionally, the Company has agreed to pay BidCo a termination fee of $16,300,000 if BidCo terminates upon material breach by the Company of its representations and warranties or covenants under the Acquisition Agreement and prior to such termination an acquisition proposal has been made and becomes publicly known. The Acquisition Agreement also provides that BidCo may be required to pay the Company a reverse termination fee of $93,800,000 (which we refer to as the “BidCo termination fee”), if the Acquisition Agreement is terminated under specified circumstances. For additional information, see the section entitled “The Acquisition Agreement — Expenses; Termination Fees,” beginning on page 111.
Financing of the Acquisition
We anticipate that the total funds needed to complete the Acquisition, including the funds needed to pay Company Shareholders and holders of other equity-based interests the amounts due to them under the Acquisition Agreement, which would be approximately $2,595,000,000 based upon the number of Shares (and our other equity-based interests) outstanding as of December 13, 2020, will be funded through the debt and equity financing described in the following paragraphs and potentially also in small part in combination with the Company’s cash on hand.
The Equity Investors have delivered to BidCo an equity commitment letter, dated December 15, 2020, for an aggregate amount of $845,400,000.
BidCo has entered into a debt commitment letter, dated as of December 15, 2020 (which we refer to as the “debt commitment letter”), with certain financial institutions (which we collectively refer to as the “Commitment Parties”). Pursuant to and subject to the terms of the debt commitment letter, the Commitment Parties have committed to provide, severally but not jointly, the following: (i)(x) a senior secured term loan facility in an aggregate principal amount of $1,200 million (which we refer to as the “Term Facility”) and (y) a senior unsecured bridge facility in an aggregate principal amount of $450 million (which we refer to as the “Senior Unsecured Bridge Facility”), in each case of clauses (x) and (y), the proceeds of which are expected to be used to finance the Acquisition and related transactions and (ii) a senior secured revolving credit facility with an aggregate commitment of $300 million (which we refer to as the “Revolving Facility” and together with the Term Facility and the Senior Unsecured Bridge Facility, the “Credit Facilities”), the proceeds of which may be used for general corporate purposes. The borrower under the debt commitment letter will, at its option, either (i) issue senior unsecured notes in a Rule 144A or other private placement on or prior to the Effective Date yielding up to $450 million in aggregate gross cash proceeds (which we refer to as the “Senior Unsecured Notes”) or (ii) if any or all of the Senior Unsecured Notes are not issued on or prior to the Effective Date, borrow up to such unissued amount in the form of senior unsecured bridge loans under the Senior Unsecured Bridge Facility. The Credit Facilities and the Senior Unsecured Notes are collectively referred to herein as the “Debt Financing.”
The debt commitment letter terminates automatically on the earliest to occur of (a) the date that is five business days after the End Date (as defined in the Acquisition Agreement, and as it may be extended in accordance with the terms of the Acquisition Agreement as in effect on December 15, 2020), (b) the date the Acquisition Agreement is terminated (and such termination is valid and legally binding) without the consummation of the Acquisition having occurred and (c) the date of the consummation of the Acquisition (x) in the case of the Term Facility, without the use of the Term Facility or (y) in the case of the Senior Unsecured Bridge Facility, without the use of the Senior Unsecured Bridge Facility, unless, in each case of the foregoing clauses (a), (b) and (c), the Commitment Parties, in their discretion, agree to an extension.
The obligations of the Commitment Parties to provide financing under the debt commitment letter are subject to various conditions, including (i) the execution and delivery of definitive documentation consistent with the terms of the debt commitment letter, (ii) the substantially simultaneous or substantially concurrent consummation of the Acquisition on the terms described in the Acquisition Agreement (without giving effect to any amendment, waiver, consent or other modification to the Acquisition Agreement by BidCo that is materially adverse to the Commitment Parties in their capacities as such unless approved by the lead arrangers), (iii) the consummation of the equity financing prior to, or substantially simultaneously or concurrently with, the initial borrowings under the Debt Financing, (iv) since December 15, 2020, there must not have been, nor will there be, any Material Adverse Effect (as defined in the Acquisition Agreement), which condition is tested on the date of the Court Hearing, (v) delivery of certain audited, unaudited and pro forma financial statements, (vi) as a condition to the availability of the Senior Unsecured Bridge Facility, the borrower under the debt commitment letter having used commercially reasonable efforts to afford the investment banks engaged to privately place the Senior Unsecured Notes a marketing period of at least ten (10) business days (subject to certain blackout dates) following receipt of a customary preliminary prospectus or preliminary offering memorandum or preliminary private placement memorandum, in each case, which includes certain financial statements, (vii) as a condition to the availability of the Term Facility, the borrower under the debt commitment letter having used commercially reasonable efforts to afford the arrangers a marketing period of at least ten (10) business days (subject to certain blackout dates), (viii) payment of all applicable fees and reasonable and documented out-of-pocket expenses, (ix) the receipt of all documentation and other information about the borrower and guarantors required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act), (x) the execution and delivery of guarantees by certain guarantors and the taking of certain actions necessary to create and perfect a security interest in specified items of collateral, (xi) the accuracy in all material respects of specified representations and warranties in the loan documents under which the debt financing will be provided and of certain representations and warranties in the Acquisition Agreement and (xii) delivery of certain customary closing documents.
The documentation governing the Debt Financing has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.
As of the date of this proxy statement, the debt commitment letter remains in effect and no alternative financing arrangements or alternative financing plans have been made in the event the Debt Financing is not available.
The completion of the Acquisition is not conditioned upon BidCo’s receipt of the Debt Financing (or any alternative financing).
RBC Capital Markets, LLC, Barclays Bank PLC, Deutsche Bank Securities Inc. and Mizuho Bank, Ltd. will act as joint bookrunners and joint lead arrangers for the Credit Facilities. In accordance with the terms of the debt commitment letter, the Commitment Parties may invite other banks, financial institutions and institutional lenders to participate in the Debt Financing and to undertake a portion of the commitments to provide such Debt Financing.
Material UK Income Tax Consequences of the Acquisition
Set forth below is a summary of certain aspects of the United Kingdom taxation treatment of certain Scheme Shareholders under the Scheme. The comments are based on current UK legislation and what is understood to be current HM Revenue and Customs practice, both of which are subject to change, possibly with retrospective effect.
These comments are not intended to be, nor should they be considered to be, legal or tax advice to any particular shareholder. They do not address all of the tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under the laws of England and Wales. They are intended as a general guide and do not deal with certain types of shareholders such as charities, trusts, dealers in securities, collective investment schemes, insurance companies, persons holding or acquiring shares in the course of a trade and persons who have or could be treated for tax purposes as having acquired their Ordinary Shares by reason of their employment.
References below to “UK Shareholders” are to Scheme Shareholders (a) who are resident for tax purposes in, and only in, the United Kingdom, and, in the case of individuals, to whom “split year” treatment does not apply and who are domiciled for tax purposes only in the UK; (b) who hold their Shares as an investment (other than under a self-invested personal pension plan or individual savings account) and (c) who are the absolute beneficial owners of their Shares.

References below to “non-UK Shareholders” are to Scheme Shareholders who are not domiciled or resident for tax purposes in the UK (and have not within the past five years been resident for tax purposes in the UK).
Shareholders are encouraged to consult an appropriate independent professional tax advisor in respect of their tax position.
UK Shareholders — Taxation of Chargeable Gains
UK Shareholders whose Ordinary Shares are transferred pursuant to the Scheme in consideration for the Per Share Consideration will be disposing of them for the purposes of UK taxation of chargeable gains. A disposal of Shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains.
If an individual UK Shareholder who is subject to income tax at either the higher or the additional rate becomes liable to UK capital gains tax on the disposal of Shares, the applicable rate of such tax will be 20%. For an individual UK Shareholder who is subject to income tax at the basic rate and liable to UK capital gains tax on such disposal, the applicable rate would be 10% (except to the extent that the aggregate of the UK Shareholders capital gains that are subject to tax and the individual’s taxable income for the year exceeds the higher rate income tax threshold, in which case the amount of such excess will be subject to capital gains tax at the rate of 20%). As noted above, the capital gains tax annual exempt amount (£12,300 for the 2020/2021 tax year) may be available to individual UK Shareholders to offset against gains realized on the disposal of their Ordinary Shares.
A corporate UK Shareholder will generally be subject to corporation tax at the rate of 19% on any chargeable gain realized on its disposal of Shares. In addition to any other applicable exemptions and reliefs, such a shareholder may be able to claim indexation allowance for the period up to December 31, 2017 (but not thereafter) to reduce the amount of any chargeable gain on disposal (although indexation allowance may not be used to increase the amount of a capital loss).
Non-UK Shareholders — Taxation of Chargeable Gains
An individual non-UK Shareholder that does not conduct any trade, profession or vocation in the UK to which the shares are attributable should not be liable to UK capital gains tax on capital gains realized on the sale of his or her Shares pursuant to the Scheme.
A corporation which is a non-UK Shareholder should not be liable for UK corporation tax on chargeable gains realized on the sale of its Shares pursuant to the Scheme unless it carries on a trade in the UK through a permanent establishment to which the shares are attributable.
Stamp Duty and Stamp Duty Reserve Tax (which we refer to as “SDRT”)
Any stamp duty and SDRT payable as a result of the transfer of the Ordinary Shares under the Scheme will not be payable by the Company Shareholders.
Material U.S. Federal Income Tax Consequences of the Acquisition
The following is a general summary of certain material U.S. federal income tax consequences of the Acquisition to U.S. holders and non-U.S. holders (each as defined below) who each receive cash in exchange for their Shares in the Acquisition. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that might be relevant to a U.S. holder or a non-U.S. holder in light of such holder’s particular circumstances. In addition, this summary does not address the Medicare tax on net investment income or describe any tax consequences arising under the laws of any state, local or foreign jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation.
This summary only addresses Shares held as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), generally, property held for investment. This summary also does not address tax considerations applicable to any U.S. holders or non-U.S. holders that may be subject to special treatment under the U.S. federal income tax laws, including:
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a bank, insurance company or other financial institution;

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a tax-exempt organization;

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a retirement plan or other tax-deferred account;

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a partnership, an S corporation or other pass-through entities (including branches) for U.S. federal income tax purposes (or an investor in such an entity);

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a personal holding company;

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a passive foreign investment company or controlled foreign corporation;

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a qualified foreign pension fund or qualified collective investment vehicle;

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a dealer or broker in stocks and securities or currencies;

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a trader in securities that elects mark-to-market treatment;

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a holder of Shares subject to the alternative minimum tax provisions of the Code;

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a holder of Shares that received the Shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

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a U.S. holder that has a functional currency other than the U.S. dollar;

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corporate shareholders that own (directly, indirectly or constructively) 10% or more of the vote or value of the Company;

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a holder that holds Shares as part of a hedge, straddle, constructive sale, conversion or other risk reduction strategy or integrated transaction; or

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a U.S. expatriate.

This summary is based on the Code, the Treasury regulations promulgated under the Code and rulings and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the U.S. Internal Revenue Service (which we refer to as the “IRS”) with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.
For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of Shares that is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

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a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, we use the term “non-U.S. holder” to mean a beneficial owner of Shares that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. holder as described in the bullets above.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) beneficially owns Shares, the tax treatment of the partnership and its partners generally will depend on the status of the partners and the activities of the partnership. A partner in a partnership holding Shares should consult such partner’s tax advisor.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS AND NON-U.S. HOLDERS. WE URGE U.S. HOLDERS, NON-U.S. HOLDERS AND OTHER BENEFICIAL OWNERS OF SHARES TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER APPLICABLE U.S. TAX TREATIES AND STATE, LOCAL OR FOREIGN TAX LAWS, INCLUDING POSSIBLE CHANGES IN SUCH LAWS.
Tax Consequences to U.S. Holders
A U.S. holder’s receipt of cash in exchange for Shares pursuant to the Acquisition will be a taxable transaction for U.S. federal income tax purposes, and such U.S. holder will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the Shares converted into the right to receive cash in the Acquisition. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired at the same cost in a single transaction). Such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for the Shares is more than one year at the Effective Date. Long-term capital gain recognized by a non-corporate U.S. holder generally is subject to tax at a reduced rate of U.S. federal income tax. There are limitations on the deductibility of capital losses.
Tax Consequences to Non-U.S. Holders
A non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for Shares in the Acquisition unless:
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the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the non-U.S. holder in the United States); or

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the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of Shares in the Acquisition, and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates, generally in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules and rates.
FATCA
Sections 1471 through 1474 of the Tax Code and the Treasury regulations and administrative guidance issued thereunder (which we refer to as “FATCA”) imposes a 30% withholding tax on “withholdable payments” (as defined in the U.S. Tax Code, including payments of interest and distributions treated as dividends) if paid to a “foreign financial institution” or a “non-financial entity” (each as defined in the Tax Code) (including in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Tax Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). While withholdable payments would have originally included payments of gross proceeds from the sale or other disposition of stock which can produce U.S.-source dividends, proposed Treasury regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers may rely generally on these proposed Treasury regulations until they are revoked or final Treasury regulations are issued. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules.
Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting. In addition, all payments to which a U.S. holder would be entitled pursuant to the Acquisition will be subject to backup withholding at the statutory rate of 24% unless such holder (i) is a corporation or other exempt recipient (and, when required, demonstrates this fact), or (ii) provides a taxpayer identification number (which we refer to as a “TIN”) and certifies, under penalty of perjury, that the U.S. holder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A U.S. holder that does not otherwise establish exemption should complete and sign the IRS Form W-9, in order to provide the information and certification necessary to avoid backup withholding and possible penalties. If a U.S. holder does not provide a correct TIN, such U.S. holder may be subject to backup withholding and penalties imposed by the IRS.
A non-U.S. holder may be required to comply with certification requirements and identification procedures, including filing an applicable IRS Form W-8, in order to establish an exemption from information reporting and backup withholding.
Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a holder’s U.S. federal income tax liability, provided the required information is given to the IRS in a timely manner. If backup withholding results in an overpayment of tax, a holder may obtain a refund by filing a U.S. federal income tax return in a timely manner.
Antitrust Review Required for the Acquisition and Other Regulatory Filings
U.S. Antitrust
Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (which we refer to as the “FTC”), we cannot complete the Acquisition until we have given notification and furnished information to the FTC and the Department of Justice (which we refer to as the “DOJ”), and until the applicable waiting period has expired or has been terminated. The Acquisition is subject to the waiting period requirements and may not be completed until the expiration of a 30-day waiting period (which may be extended as described below) following the filing of the premerger notification and report forms with the DOJ and the FTC. On December 30, 2020, Cardtronics and BidCo each filed or caused to be filed a premerger notification and report form under the HSR Act with the DOJ and the FTC. At 11:59 p.m., Eastern Time, on January 29, 2021, the waiting period with respect to the premerger notification and report form under the HSR Act will expire.
It is not out of the ordinary for the FTC and the DOJ to scrutinize the legality of transactions like the Acquisition under U.S. antitrust laws. At any time before or after the consummation of the Acquisition, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Acquisition, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Acquisition, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any U.S. state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Acquisition or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
EU Antitrust
BidCo and its affiliates and Cardtronics also conduct business in the European Union (which we refer to as the “EU”). Under the European Union Merger Regulation (which we refer to as the “EUMR”), the Acquisition may not be completed until the expiration of a 25 business day waiting period following the filing of a notification concerning the Acquisition with the European Commission (which we refer to as the “Commission”), unless the waiting period is earlier terminated. This waiting period can be extended by 10 business days in the event commitments or remedies are offered to the Commission in order to address the competitive concerns raised by the Commission to obtain approval for the Acquisition. The waiting period starts the first business day after the filing of the notification. Under the EUMR, the required waiting period will expire if the Commission has not decided to open a “Phase II” investigation within such 25- business day or 35-business day period. If a Phase II investigation is undertaken, the waiting period with respect to the Acquisition could be extended for an additional period of up to 90 business days (or 105 business days if commitments or remedies are offered to the Commission). The Commission frequently appraises transactions like the Acquisition to establish that they will not significantly impede effective competition in the common market (or a substantial part of it). The Commission could take action under the EUMR that it considers necessary or desirable to ensure competition in the EU is not distorted or impeded, including seeking (i) to require the parties to abandon the Acquisition, (ii) to require BidCo or Cardtronics to enter into structural remedies (and thus divest one or more business units or assets) referred to as “commitments”, or (iii) to require BidCo or Cardtronics to enter into behavioral commitments whereby BidCo or Cardtronics commit to take or refrain from taking certain actions to ensure undistorted competition in relevant markets.
Other Foreign Antitrust and Regulatory Filings
In addition, the obligation of the parties to the Acquisition Agreement to effect the Acquisition is subject to (i) approval under the foreign investment laws of Australia and (ii) approval or expiration or termination of any applicable waiting period under the antitrust laws of Canada and South Africa and obtainment of any required consents pursuant thereto (which we refer to, collectively, as the “Other Regulatory Authorities”). In connection with the foregoing, on [•], the Company and BidCo filed an application seeking a no objections notice from the Treasurer of the Commonwealth of Australia. Filings in Canada and South Africa are expected to be made in the coming weeks and, following the Effective Date, a filing pursuant to the Investment Canada Act will be required. Any of these Other Regulatory Authorities may seek to enjoin the consummation of the Acquisition or seek a divestiture of a substantial portion of the Company’s assets or seek other relief pursuant to applicable law.
The Company and BidCo have agreed to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transaction contemplated by the Acquisition Agreement as promptly as practicable (and in any event within ten business days) after the date of the Acquisition Agreement and to (ii) make or file, as promptly as practicable, with the appropriate governmental authority, all other filings, registrations and notifications required to be filed to consummate the Acquisition under the foreign investment laws of Australia and the antitrust laws of Canada, the European Union and South Africa. The Company and BidCo have also agreed to supply as promptly as practicable any additional information and documentary material that may be requested from a governmental authority in connection with filings made with such governmental authority. So as to permit closing to occur as promptly as practicable and in any event prior to the Termination Date, BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, and the Company shall (x) propose, negotiate, commit to and effect, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition, or license of any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest therein and (y) otherwise take or commit to take actions that would limit BidCo’s, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company’s or its subsidiaries’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest or interests therein, provided that any such action is conditioned upon (and shall not be completed prior to) the consummation of the Acquisition and the other transactions contemplated by the Acquisition Agreement. In addition, the Company and

BidCo agree to use best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Acquisition Agreement.

THE ACQUISITION AGREEMENT
Explanatory Note Regarding the Acquisition Agreement
The summary of the material provisions of the Acquisition Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Acquisition Agreement that is important to you. We encourage you to read the Acquisition Agreement carefully in its entirety.
The Acquisition Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the Company or BidCo or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section entitled “Where You Can Find More Information,” beginning on page 125.
The representations, warranties and covenants made in the Acquisition Agreement by the Company and BidCo are qualified and subject to important limitations agreed to by the Company and BidCo in connection with negotiating the terms of the Acquisition Agreement. In particular, in your review of the representations and warranties contained in the Acquisition Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Acquisition Agreement may have the right not to close the Acquisition if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Acquisition Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to Company Shareholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by the Company, which disclosures are not reflected in the Acquisition Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Acquisition Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.
Date of the Acquisition Agreement
The Acquisition Agreement was executed by the Company and BidCo on December 15, 2020 (which we refer to as the “date of the Acquisition Agreement”).
The Acquisition
Upon the terms and subject to the conditions set forth in the Acquisition Agreement, the approval by the Company Shareholders at the Court Meeting and the General Meeting, and the sanction by the High Court of Justice in England and Wales (the “Court”) of the parties’ scheme of arrangement under Part 26 of the Companies Act (the “Scheme”), upon delivery of a copy of the order of the Court sanctioning the Scheme under section 899 of the Companies Act (the “Court Order”) to the Registrar of Companies of England and Wales on the Effective Date, BidCo will acquire the Company pursuant to the Scheme for $35.00 per ordinary share of the Company (such transaction, the “Acquisition”).
Effective Date
Subject to the terms and conditions set forth in the Acquisition Agreement, two (2) business days after the date the Court sanctions the Scheme, or such other time as the parties may agree in writing, the Company will deliver, or cause to be delivered, a copy of the Court Order to the Registrar of Companies of England and Wales, and the Acquisition will become effective at the time when the Court Order has been so delivered (the “Effective Date”).

Directors, Officers and Actions of the Board
On the Effective Date, the Company will deliver resignation letters from the directors and/or secretary (if any) of the Company and its applicable subsidiaries, identified by BidCo prior to the Effective Date.
At or prior to the Effective Date (subject to the Effective Date taking place), the Company will cause that at a duly convened meeting of the Board (or a duly appointed committee thereof) it will be resolved that (a) the Acquisition and the Scheme will be approved for registration in the Company’s shareholder and other statutory registers, (b) the resignations of the directors and/or secretary (if any) of the Company and its applicable subsidiaries will be approved, (c) any appointments of directors and/or secretary (if any) to the boards of the Company and its applicable subsidiaries, effective as of the Effective Date, identified by BidCo will be approved, and (d) the disposition of any Shares pursuant to the Acquisition by each individual who is subject to Section 16 as an officer or director of the Company under the Exchange Act will be exempt under Rule 16b-3 promulgated under the Exchange Act to the fullest extent available, as reasonably required under applicable law.
Acquisition Consideration
Company Shares
Pursuant to the Scheme and subject to the terms and conditions of the Acquisition Agreement, on the Effective Date, BidCo will acquire all of the Shares other than (a) Shares legally or beneficially held by BidCo or any of its subsidiaries (or any nominee on their behalf), (b) any Shares held in treasury or owned, directly or indirectly, by the Company or any of its subsidiaries and (c) any Shares acquired by BidCo or its designee(s) pursuant to a contribution agreement between HEC and BidCo, none of which will be covered by the Scheme (collectively, the “Excluded Shares”).
Treatment of Options, Company RSUs, and Company Performance-Based RSUs
Options
At the Effective Date, with respect to each outstanding Option under the Company Stock Plans prior to calendar year 2021, whether vested or unvested, will automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company will pay to each former holder of any such Option an amount in cash equal to the product of (i) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such Option and (ii) the number of Shares subject to such Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date. Each Option outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Option”) will, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “Option Cash Out Award”) equal to the product of (A) the excess, if any, of the Per Share Consideration over the applicable exercise price per Share of such 2021 Option and (B) the number of Shares subject to such 2021 Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Option would have otherwise vested and become exercisable in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date; provided, that if the employment or service of the grantee of such Option Cash Out Award is terminated prior to any vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Option was granted, which definitions will be the same as the definitions in the Option award agreements evidencing the grants made in calendar year 2020), then the Option Cash Out Award will fully vest as of the date of such termination of employment or service and be paid within thirty days following such termination.
Company Restricted Stock Units
Immediately prior to the Effective Date, each outstanding Company RSU granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company will pay to each former holder of any such award of Company RSUs an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company RSU award, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each award of Company RSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “RSU Cash Out Award”) equal to the product of (A) the Per Share Consideration and (B) the number of Shares subject to such award of 2021 Company RSUs, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company RSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date; provided, that if the employment or service of the grantee of such RSU Cash Out Award is terminated prior to any vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Company RSU was granted, which definitions will be the same as the definitions in the Company RSU award agreements evidencing the grants made in calendar year 2020), then the RSU Cash Out Award will fully vest as of the date of such termination of employment or service and be paid within thirty (30) days following such termination.
Company Performance-Based Restricted Stock Units
Immediately prior to the Effective Date, each outstanding Company PSU granted under any Company Share Plan prior to calendar year 2021, whether or not vested, will, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company will pay to each former holder of any such award of Company PSUs an amount in cash equal to the product of (i) the Per Share Consideration and (ii) the number of Shares subject to such Company PSU award (with such number of Shares based on the greater of the target level of achievement and the actual level of achievement of any performance goals as determined by the Board immediately prior to the Effective Date based on pro-rated performance goals to account for any shortened performance period), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each award of Company PSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company PSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “PSU Cash Out Award”) equal to the product of (A) the Per Share Consideration and (B) the number of Shares subject to such 2021 Company PSU (with such number of Shares based on the target level of achievement), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company PSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date (excluding any performance conditions); provided, that if the employment or service of the grantee of such PSU Cash Out Award is terminated prior to each such vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Company PSU was granted, which definitions will be the same as the definitions in the Company PSU award agreements evidencing the grants of Company PSUs made in calendar year 2020), then the PSU Cash Out Award will fully vest as of the date of such termination of employment or service and be paid within thirty (30) days following such termination.
Payment of Consideration
Receiving Agent
On the Effective Date, BidCo will deposit, or cause to be deposited, with a receiving agent selected by BidCo with the Company’s prior approval, which must not be unreasonably withheld, conditioned or delayed (which we refer to as the “receiving agent”), for the benefit of the Company Shareholders (other than holders of Excluded Shares), an aggregate amount of cash comprising a cash amount in immediately available funds equal to $35.00 in cash per share subject to the Scheme (being all Shares minus the Excluded Shares) (the “Per Share Consideration”). After the Effective Date, BidCo will cause, subject to the terms and conditions of the Acquisition Agreement, the payment by the Company of all amounts payable to holders of Options, Company RSUs and Company PSUs.
The Per Share Consideration to which each Company Shareholder is entitled (less any amounts required to be deducted and withheld with respect to the making of such payments under the Code or any other applicable state, local or foreign tax law) will be transferred to such shareholder by the receiving agent from the funds received by BidCo pursuant to the agreement entered into between BidCo and the receiving agent and in accordance with the Scheme, with all funds to be dispatched as soon as possible and, in any event, not later than the fourteenth (14th) day following the Effective Date to the Company Shareholder entitled to it electronically or at the address as appearing in the register of members of the Company at the Voting Record Time and made in U.S. dollars. As of the Voting Record Time, each holding of Shares credited to any stock account in the DTC will be disabled and all Shares will be removed from DTC in due course.
You should not send in your Share certificate(s) with your proxy card. A letter of transmittal with instructions for the surrender of certificates representing Shares of common stock of the Company will be mailed to shareholders if the Acquisition is completed.
Representations and Warranties
The Company, on the one hand, and BidCo, on the other hand, have each made representations and warranties to each other in the Acquisition Agreement. The representations and warranties referenced below and included in the Acquisition Agreement were made only for purposes of the Acquisition Agreement and as of specific dates, were solely for the benefit of the parties to the Acquisition Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the parties to each other (including in the disclosure letter delivered by the Company in connection with the Acquisition Agreement (which we refer to as the “Company Disclosure Letter”) and including in the disclosure letter delivered by BidCo in connection with the Acquisition Agreement). The representations and warranties contained in the Acquisition Agreement should not be relied upon as characterizations of the actual state of facts or condition of the Company, BidCo, or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the Acquisition Agreement will expire on the Effective Date.
Representations and Warranties of the Company
The Company has made customary representations and warranties to BidCo in the Acquisition Agreement regarding aspects of the Company’s business and various other matters pertinent to the Acquisition. The topics covered by its representations and warranties include the following:
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the organization, good standing and qualification to do business of the Company;

•
the capital structure of, and the absence of restrictions with respect to the capital stock of, the Company and its subsidiaries;

•
the Company’s authority to enter into, and, subject to Company shareholder approval, consummate the transactions contemplated by the Acquisition Agreement, the recommendation of the Board to approve the Acquisition Agreement and the opinion of the Company’s financial advisors;

•
the governmental and regulatory approvals required to complete the Acquisition, and the absence of conflicts with, or violations of, laws, organizational documents or certain material contracts (as defined below) and instruments to which the Company is a party, in each case as a result of the Company’s execution or delivery of the Acquisition Agreement or the performance by the Company of its covenants under, or the consummation by the Company of the transactions contemplated by, the Acquisition Agreement;

•
the Company’s SEC filings since January 1, 2018 and the financial statements contained in those filings;

•
the absence of certain changes or events since December 31, 2019 and the Company having conducted its business in the ordinary course from December 31, 2019 to the date on which the Acquisition Agreement was executed, other than with respect to actions taken in response to COVID-19;

•
the absence of pending or threatened material litigation, material liabilities or outstanding orders and judgments;

•
employee benefits matters;

•
labor matters;

•
the Company’s compliance with laws and possession of licenses;

•
the existence of and compliance with contracts that are described in the material contracts representation and warranty in the Acquisition Agreement (which we refer to as “Material Contracts”);

•
the inapplicability of takeover laws to the Acquisition and the absence of a shareholder rights plan;

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environmental matters;

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tax matters;

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the Company’s intellectual property, information technology, cybersecurity and data privacy;

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the Company’s real property;

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insurance coverage;

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solvency;

•
compliance with anti-corruption and international trade laws;

•
material customers and suppliers;

•
the absence of broker’s or finder’s fees, other than those payable to Goldman Sachs & Co. LLC in connection with the transactions contemplated by the Acquisition Agreement; and

•
the absence of related-party transactions since January 1, 2018.

Some of the Company’s representations and warranties are qualified by the concept of a “Material Adverse Effect.” Under the terms of the Acquisition Agreement, a Material Adverse Effect on the Company means any state of facts, event, development, change, effect or occurrence that, individually or in the aggregate with all such other states of facts, events, developments, changes, effects or occurrences, (a) has had, or would reasonably be expected to have, a material adverse effect on or with respect to the business, results of operation or condition (financial or otherwise), properties, assets or liabilities of the Company and its subsidiaries taken as a whole or (b) prevents, materially impairs or delays, or could reasonably be expected to prevent, impair or delay, the Company’s ability to perform its obligations under the Acquisition Agreement and consummate the Acquisition and the other transactions contemplated thereby in accordance with the terms thereof; provided, that, with respect to clause (a), no events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following will be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect:
•
general changes or developments in the economy or the financial, debt, capital, credit or securities markets in the U.S. or elsewhere in the world, including as a result of changes in geopolitical conditions;

•
general changes or developments in the industries in which the Company or its subsidiaries operate,

•
the public announcement of the Acquisition; provided, that this clause will not apply to any Company representation or warranty set forth in the Acquisition Agreement that addresses the consequences of the announcement of the Acquisition Agreement or the Acquisition;

•
changes in any applicable laws or GAAP or interpretation thereof;

•
any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God, pandemic (including that resulting from the COVID-19, SARS-CoV-2 virus or any mutation or variation thereof), or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions;

•
any decline in the market price or trading volume of the Shares (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); or

•
any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect).

However, with respect to the first, second, fourth and fifth bullets above, such facts, circumstances, developments, events, changes, effects or occurrences will be taken into account to the extent they (i) disproportionately and adversely affect the Company and its subsidiaries, taken as a whole, compared to other companies operating in the industries in which the Company and its subsidiaries operate; or (ii) prevent, materially impair or delay, or could reasonably be expected to prevent, impair or delay, the Company’s ability to perform its obligations under the Acquisition Agreement and consummate the Acquisition and the other transactions contemplated thereby in accordance with the terms thereof.
Representations and Warranties of BidCo
BidCo made customary representations and warranties to the Company in the Acquisition Agreement, including representations and warranties relating to the following:
•
the organization, good standing and qualification to do business of BidCo;

•
BidCo’s lack of operating activities and assets and liabilities other than those incidental to its formation and pursuant to the Acquisition Agreement and the Acquisition and other transactions contemplated by the Acquisition Agreement;

•
BidCo’s authority to enter into, and consummate the transactions contemplated by, the Acquisition Agreement;

•
the governmental and regulatory approvals required to complete the Acquisition, and the absence of conflicts with, or violations of, laws, organizational documents or certain material contracts and instruments to which BidCo is a party, in each case as a result of BidCo’s execution or delivery of the Acquisition Agreement or the performance by BidCo of its covenants under, or the consummation by BidCo of the transactions contemplated by, the Acquisition Agreement;

•
the absence of pending or threatened litigation and outstanding judgments which would prevent the Acquisition;

•
the absence of broker’s or finder’s fees;

•
the financing and the financial ability of BidCo to consummate the Acquisition;

•
the limited guarantee in favor of the Company being in full force and effect and being valid and binding against the Equity Investors, as guarantors;

•
no vote or consent of the holders of any class or series of share capital of BidCo or any of its Affiliates is necessary to approve the Acquisition Agreement or the transactions contemplated thereby, including the Acquisition;

•
absence of any contract, arrangement or understanding pursuant to which: (i) any Company Shareholder (other than HEC) would be entitled to receive consideration of a different amount or nature than the Cash Consideration or pursuant to which any Company Shareholder agrees to vote to approve the Scheme or agrees to vote against any superior proposal (except for certain irrevocable undertakings obtained from HEC and directors holding Shares) or (ii) any current executive officer of the Company has agreed to remain as an executive officer of the Company or any of its subsidiaries following the Effective Date at compensation levels in excess of levels currently in effect (other than pursuant to any employment contracts with the Company and its subsidiaries in effect as of the date of the Acquisition Agreement); and
•
solvency.

Covenants Regarding Conduct of Business by the Company Prior to the Acquisition
Under the Acquisition Agreement, the Company agreed as to itself and its subsidiaries that, from and after the execution of the Acquisition Agreement and prior to the Effective Date, except as BidCo otherwise approves in writing (such approval not to be unreasonably withheld, delayed or conditioned), except as required by applicable law, expressly required by the Acquisition Agreement, or otherwise expressly set forth in the Company Disclosure Letter, the Company will (i) conduct its business and the business of its subsidiaries in the ordinary course of business (except that any deviations from the ordinary course of business reasonably necessary (but solely to the extent supported by documentation, information, data, or other evidence reasonably substantiating the necessity of such actions or conduct as determined by the Company in good faith) in response to COVID-19 will be deemed not to be a breach of this clause (i)); (ii) use its commercially reasonable efforts to operate its and its subsidiaries’ businesses in compliance with all applicable laws and preserve intact its and each of its subsidiaries’ material business organizations, to keep available the services of its and their officers and employees and to preserve in all material respects the relationships with governmental entities, customers, suppliers, distributors, creditors, and lessors and other persons with which the Company or its subsidiaries have material business or regulatory relationships; and (iii) without limiting the foregoing, the Company shall not, and the Company shall cause each of its subsidiaries not to:
•
other than in connection with the scheme of arrangement, amend or otherwise alter or change the Company’s Certificate of Incorporation or Articles of Association or the organizational or governing documents of any of its subsidiaries;

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convene any special meeting of the Company Shareholders other than the Court Meeting and the General Meeting, except as may be required by applicable law or applicable organizational documents;

•
enter into or adopt any “poison pill” or similar company shareholder rights plan;

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issue, sell, grant, authorize, pledge, encumber or dispose of any shares of share capital, voting securities or other ownership interest, or any options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any shares of share capital, voting securities or other ownership interest (including stock appreciation rights, phantom stock or similar instruments); except for the issuance of Shares upon the exercise, vesting or settlement of options or Company RSUs or Company PSUs in accordance with their terms and the issuance of options, Company RSUs and Company PSUs in respect of annual awards for calendar year 2021 made in the ordinary course of business consistent in magnitude and allocation between the type of such award with the annual grants made in respect of calendar year 2020;

•
take any action to cause to be exercisable any otherwise unexercisable option;

•
reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide, redeem, purchase or otherwise acquire (excluding in connection with the cashless exercise or cashless withholding in connection with the exercise of options or settlement of Company RSUs and Company PSUs to the extent permitted prior to the date of the Acquisition Agreement) any shares of share capital or other ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize any other similar transaction with respect to shares of share capital or ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) or issue, sell, grant, dispose or authorize or propose the issuance, sale, grant or authorization of any of its or its subsidiaries’ shares of share capital or ownership interests or any other securities (or any warrants, options or other rights to acquire the foregoing) in respect of, in lieu of or in substitution for shares of its or its subsidiaries’ share capital, ownership interests or securities;
•
consummate or authorize any transaction with respect to shares of share capital or ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) or issue, sell, grant, dispose or authorize or propose the issuance, sale, grant or authorization of any of its or its subsidiaries’ shares of share capital or ownership interests or any other securities (or any warrants, options or other rights to acquire the foregoing) in respect of, in lieu of or in substitution for shares of its or its subsidiaries’ share capital, ownership interests or securities;

•
declare, set aside, establish a record date for, authorize, make or pay any dividend or other distribution, payable in cash, stock, property, rights or otherwise, with respect to any subsidiaries’ share capital; except for any dividend or distribution by a wholly owned subsidiary of the Company to the Company or any wholly owned subsidiary of the Company;

•
enter into any agreement or understanding or arrangement or other Contract with respect to the voting or registration of the shares of the Company’s or its subsidiaries’ share capital or other securities, equity interests or ownership interests;

•
except as required by law, increase the compensation or benefits payable or provided to any current or former director, officer, employee or independent contractor of the Company or any of its subsidiaries other than in connection with reversing any decreases in compensation or benefits in connection with the COVID-19 response;

•
grant any severance or termination pay not required under any company plan;

•
enter into any employment, change of control, retention, consulting or severance agreement or arrangement (including any offer letter) with any current or former director, officer, employee or independent contractor of the Company or any subsidiaries;

•
other than in connection with new hires or promotions in the ordinary course of business whose annual base compensation does not exceed $200,000;

•
hire any employee or independent contractor whose annual base compensation exceeds $200,000;

•
materially amend or terminate any, or enter into or adopt any new company plan or any other plan, trust, fund, policy, agreement or arrangement; other than as permitted by the first and third bullets of this section, or in connection with health benefit plan renewals in the ordinary course of business;

•
take any action to fund the payment of compensation or benefits under any company plan;

•
adopt, enter into, amend or terminate any collective bargaining agreement or other similar arrangement relating to union or organized employees;

•
take any action to accelerate the vesting or payment of any compensation or benefit (including in respect of options, Company RSUs and Company PSUs) under any company plan or awards made thereunder;

•
grant any equity or equity based award; except for the issuance of Shares upon the exercise, vesting or settlement of options or Company RSUs or Company PSUs in accordance with their terms, and the issuance of options, Company RSUs and Company PSUs in respect of annual awards for calendar year 2021 made in the ordinary course of business consistent in magnitude and allocation between the type of such award with the annual grants made in respect of calendar year 2020;

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materially change any assumptions used to calculate funding or contribution obligations under any company plan; other than as required by GAAP;

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create or incur any lien, other than permitted liens;

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make or authorize any capital expenditures (including customer acquisition costs and expenses) in excess of $35,000,000 in the aggregate in respect of the fourth quarter of 2020, or $70,000,000 in the aggregate in respect of the fiscal year 2021 of which (i) $20,000,000 has been previously approved and/or committed to in executed contracts and (ii) no more than $22,500,000 will be spent, approved and/or committed to in any individual fiscal quarter (without taking into account any amounts previously approved and/or committed as described in the preceding clause (i));
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incur, prepay, issue, syndicate, refinance, or otherwise become liable for, indebtedness for borrowed money (directly, contingently or otherwise) (including any indebtedness under swap or hedge agreements), or modify the terms of any such indebtedness, or assume, guarantee or endorse the obligations of any person in respect of such indebtedness; other than (i) indebtedness for borrowed money or guarantees thereof incurred in the ordinary course of business pursuant to agreements in effect, disclosed on the Company Disclosure Letter, (ii) indebtedness for borrowed money not to exceed $3,000,000 in aggregate principal amount outstanding at any time incurred by the Company or any if its subsidiaries, (iii) borrowings under the Company’s revolving credit facility, and (iv) intercompany loans between the Company and any of its wholly owned subsidiaries or between any subsidiaries of the Company;

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enter into or make any loans to any of its officers, directors, employees, agents or consultants (other than in connection with a defined contribution retirement plan or de minimis advances of business expenses in the ordinary course of business), or make any change in its existing borrowing or lending arrangements for or on behalf of any such persons;

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make any loans, advances or capital contributions to, or investment in, any person (other than the Company’s wholly owned subsidiaries in the ordinary course of business and other than de minimis advances for expenses made to employees of the Company or any of its subsidiaries in the ordinary course of business);

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grant any material refunds, credits, rebates or other allowances to any supplier, vendor, distributor or franchisee, other than in the ordinary course of business;

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sell, assign, transfer, lease, license or allow to lapse any rights in any owned intellectual property (other than licenses granted by the Company or any of its subsidiaries to any of its vendors, suppliers, distributors or customers in the ordinary course of business); except as would not have, or reasonably be expected to have, a Material Adverse Effect;

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enter into, renew, terminate, or amend or modify in any material respect, a lease, except in the ordinary course of business;

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enter into, modify or amend in any material respect, or accelerate, terminate or cancel, any Material Contract or any contract that would have been required to be disclosed pursuant to the Acquisition Agreement, or waive any material right to enforce, relinquish, release, transfer or assign any material rights or claims thereunder; other than in the ordinary course of business;

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renew or enter into any non-compete, exclusivity, non-solicitation, “most favored nation” or similar provision or agreement or contract that would restrict or limit the operations of the Company and its affiliates or the Company or its affiliates after the effective date of the Acquisition;

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enter into any new line of business outside of its existing business, other than as contemplated in ordinary course business plans and as made available by the Company to BidCo;

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enter into, amend, waive or terminate any Company affiliate transaction; other than terminations in accordance with their terms;

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make any material change in any accounting policies, procedures, principles or practices or any methods of reporting income, deductions or other material items for accounting purposes, except as may be required by GAAP or applicable law;

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(i) make any material change to any method of tax accounting or tax election, (ii) surrender any claim for a refund of material taxes, offset or other reduction in tax liability, (iii) file any material amended tax return, (iv) fail to pay any material taxes as they become due and payable, (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to any material taxes, (vi) surrender, agree, settle or compromise any material tax liability or any audit or proceeding relating to a material amount of taxes, (vii) take or omit to take any other action, if any such action or omission would have the effect of materially increasing the Tax liability or accrual of tax liability under FASB Interpretation No. 48 or materially reducing any tax asset or accrual of tax asset under FASB Interpretation No. 48 of the Company or any of its subsidiaries, or (viii) fail to use reasonable best efforts to obtain any and all information regarding any material tax audit, examination, investigation or other proceeding to which it is entitled pursuant to any tax sharing agreement, or fail promptly to notify BidCo, in reasonable detail, regarding any such information so obtained;
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make any acquisition or investment in any interest in, any business or any corporation, partnership or other business organization or division thereof or any property or assets; except for purchases of inventory and other assets in the ordinary course of business or pursuant to existing contracts;

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sell, transfer or otherwise dispose of (whether by merger, division, consolidation, scheme, share exchange, disposition of securities or assets, other business combination transaction or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, mortgage, pledge, hypothecate, grant an easement with respect to, or otherwise encumber or restrict the use (including securitizations), or subject to any lien (other than permitted liens, allow to expire, or dispose of, in a single transaction or series of transactions, any assets (excluding owned intellectual property), rights or properties; other than sales, dispositions or licensing of equipment and/or inventory and other assets in the ordinary course of business;

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waive, release, assign, settle or compromise any action, transaction litigation or other claim, liability or obligation, whether absolute, accrued, asserted or unasserted, contingent or otherwise against the Company or any subsidiaries or any of their respective directors or officers; other than: (i) in the ordinary course of business (except with respect to transaction litigation), (ii) where the amount paid or to be paid does not exceed $1,500,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $3,000,000 in the aggregate (determined, in each case, net of insurance proceeds), or (iii) where the amount thereof is paid or reimbursed to the Company or its subsidiaries by an insurance policy, in each of these three bullets only without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its subsidiaries or any of their respective officers or directors;

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fail to maintain in full force and effect existing insurance policies that, individually or in the aggregate, are material to the Company and its subsidiaries, taken as a whole; provided, that in the event of a termination, cancellation or lapse of any material insurance policies, it will promptly obtain replacement policies providing insurance coverage with respect to the material assets, operations and activities of the Company and its subsidiaries as currently in effect;

provided, that nothing contained in the Acquisition Agreement gives BidCo the right to control or direct the Company’s or its subsidiaries’ operations prior to the Effective Date.
Restriction on Solicitation of Acquisition Proposals
Subject to certain exceptions described below, the Company has agreed that it will not, and will not permit any of its subsidiaries or any of the directors, officers or employees of the Company or any of its subsidiaries to, and that it will use its reasonable best efforts to cause its and its subsidiaries’ investment bankers, attorneys, accountants and other representatives and advisors, not to:
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initiate, solicit or knowingly encourage or facilitate any inquiries, proposals or offers with respect to, or the making of, or that could reasonably be expected to lead to, any acquisition proposal (as defined below), or the consummation thereof;

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enter into, continue or otherwise participate or engage in, facilitate or encourage, any negotiations or discussions concerning, or that could reasonably be expected to lead to, an acquisition proposal, or provide access to its properties, books and records or any information or data to any person relating to an acquisition proposal;

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approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any acquisition proposal;

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waive, terminate, modify or fail to enforce any provision of any “standstill” or similar obligation of any person (other than BidCo) with respect to the Company or any of its subsidiaries;

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take any action to make the provisions of any takeover law, or any restrictive provision of any applicable anti-takeover provision in the Certificate of Incorporation or Articles of Association, inapplicable to any transactions contemplated by any acquisition proposal;

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execute or enter into any merger agreement, acquisition agreement or other similar definitive agreement with respect to any Acquisition Proposal; or

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authorize any of, or commit or agree to do any of, the foregoing clauses.

Additionally, the Company will, and will cause each of its subsidiaries and its and its subsidiaries’ respective officers, directors and employees to, and will use its reasonable best efforts to cause its and their other respective representatives to, immediately cease, (i) any solicitations, discussions, communications or negotiations with any person (other than BidCo) in connection with an acquisition proposal, in each case that exist as of December 15, 2020, and (ii) all access of any person (other than BidCo and its representatives) to any electronic data room maintained by the Company with respect to the transactions contemplated by the Acquisition Agreement. The Company also agrees that it will promptly (and in any event within two (2) business days) deliver a written notice to each such person to the effect that the Company is ending all such solicitations, discussions, communications and negotiations with such person, effective immediately, which written notice will also request each person (other than BidCo) that has prior to December 15, 2020, executed a confidentiality agreement in connection with its consideration of acquiring the Company to promptly return or destroy all non-public information furnished to such person by or on behalf of it or any of its subsidiaries prior to December 15, 2020.
An “acquisition proposal” is defined in the Acquisition Agreement to mean any proposal or offer from any Person (other than BidCo or its affiliates) relating to any direct or indirect acquisition or purchase of a business that constitutes fifteen percent (15%) or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or fifteen percent (15%) or more of the total voting power of the equity securities of the Company, any tender offer or exchange offer that if consummated would result in any person beneficially owning fifteen percent (15%) or more of the total voting power of the equity securities of the Company, or any merger, division, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business constitutes fifteen percent (15%) or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole).
Notwithstanding anything to the contrary in the non-solicitation provisions described above, prior to the time, but not after, the “company requisite vote” (as defined below) is obtained, the Company may, in response to an unsolicited, bona fide written acquisition proposal that did not result from a breach of the Company’s non-solicitation obligations, provide non-public information and data concerning the Company and its subsidiaries in response to a request therefor by such person and may engage or participate in any discussions or negotiations with such person if (i) the Company will have received from such person a confidentiality agreement on customary terms not materially more favorable to such person than those contained in the confidentiality agreement between the Company and BidCo and which confidentiality agreement does not restrict in any manner the Company’s ability to perform its obligations under the Acquisition Agreement and provided that the Company will promptly (and in any event within twenty-four (24) hours thereafter) provide to BidCo any material non-public information concerning the Company or its subsidiaries that the Company provided or made available to any person given such access which was not previously made available to BidCo, and (ii) prior to taking any such action (and as a condition thereto), (A) the Board will have determined in good faith (after consultation with its outside legal counsel) that failure to take such action would violate the Board’s fiduciary duties under applicable law, and (B) the Board will have determined in good faith (after consultation with its outside legal counsel and financial advisor) that such acquisition proposal either constitutes a superior proposal or would reasonably be expected to result in a superior proposal.
“company requisite vote”   means (i) the approval by a majority in number representing not less than seventy-five (75%) in value of shareholders who are on the register of members of the Company (or the relevant class or classes thereof), present and voting (and who are entitled to vote), whether in person or by proxy, at the Court Meeting and at any separate class meeting which may be required (or any adjournment thereof); and (ii) the due passing by the requisite majority of the shareholders who are on the register of members of the Company of the resolutions required to implement the Scheme at the General Meeting (or any adjournment thereof).
“superior proposal”   means a bona fide written acquisition proposal (with the percentages set forth in the definition of such term changed from 15% to 75%), that did not result from a breach of the Acquisition Agreement and that the Board has determined in its good faith judgment after consultation with outside legal and financial advisors (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, regulatory, timing and other aspects of the proposal (including the financing thereof) and the person making the proposal, and (ii) if consummated in accordance with its terms, would result in a transaction more favorable from a financial point of view to the shareholders of the Company than the transactions contemplated hereby, in each case after taking into account any changes to the terms of the Acquisition Agreement proposed in writing by BidCo in response to such superior proposal pursuant to, and in accordance with, the Acquisition Agreement and taking into account the time expected to be required to consummate such acquisition proposal, any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, and the identity of the person or persons making the acquisition proposal.
The Acquisition Agreement provides that the Company will promptly (and, in any event, within twenty-four (24) hours) deliver to BidCo a written notice of the receipt after December 15, 2020 of any acquisition proposal, or any inquiry, proposal or offer in respect of an acquisition proposal, including any modification, amendment or supplement thereto, which notice will include a copy of such acquisition proposal, or such inquiry, proposal or offer in respect of an acquisition proposal, made in writing and any written documents or materials relating thereto (including any documents or materials relating to the financing thereof), a written summary of the material terms of such acquisition proposal, or such inquiry, proposal or offer in respect of an acquisition proposal, not made in writing, and the identity of the person making such acquisition proposal or such inquiry, proposal or offer in respect of an acquisition proposal.
Obligation of the Board with Respect to Its Recommendation
The Acquisition Agreement provides that, except as described below, the Board will not (i) fail to recommend against any acquisition proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (ii) fail to include the Company’s recommendation to approve the Acquisition in this Proxy Statement, (iii) make any statement to any person beneficially owning five (5%) or more of the outstanding Shares or any public statement in connection with the Court Meeting or the General Meeting, in each case that is inconsistent with the Company’s recommendation to approve the Acquisition, (iv) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable any acquisition proposal, (v) approve, recommend, declare advisable or fail to recommend against, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any contract with respect to any acquisition proposal or that would require, or would reasonably be expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise materially impede, interfere with or be inconsistent with, the transactions contemplated by the Acquisition Agreement, including the Acquisition, (vi) fail to issue a press release that reaffirms the Company’s recommendation to approve the Acquisition as promptly as practicable after receipt of a written request to do so from BidCo following public disclosure of an acquisition proposal, subject to the terms of the Acquisition Agreement, (vii) approve or recommend, or publicly declare advisable, any acquisition proposal or other proposal that would reasonably be expected to lead to an acquisition proposal or approve or recommend, or publicly declare advisable or publicly propose to enter into, any alternative acquisition agreement, (viii) authorize the Company or any of its subsidiaries to enter into any agreement, arrangement or understanding with respect to any acquisition proposal (other than an acceptable confidentiality agreement, as described above), or require the Company to abandon or terminate or fail to consummate the Acquisition or (ix) agree, authorize or commit, or publicly propose or announce an intention, to do any of the foregoing.
Notwithstanding the foregoing, prior to obtaining the company requisite vote, in the event of an intervening event (as defined below) or a superior proposal that did not result from a breach of the

Acquisition Agreement, and that the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a superior proposal, the Board may (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Company’s recommendation to approve the Acquisition, (ii) fail to include the Company’s recommendation to approve the Acquisition in this Proxy Statement or the Circular or (iii) approve, recommend or otherwise declare advisable (or propose publicly to approve, recommend or otherwise declare advisable) any superior proposal made after December 15, 2020 (each of the foregoing, a “change of recommendation”), and may also terminate the Acquisition Agreement in accordance with its terms, if all of the following conditions are met:
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the Company has provided to BidCo five (5) business days’ prior written notice that it intends to effect a change of recommendation (subject to the bullet point directly below) or terminate the Acquisition Agreement in accordance with its terms, which notice will (1) with respect to a superior proposal, specify the identity of the party who made such superior proposal and all of the material terms and conditions of such superior proposal and will include all written documents and materials relating thereto and the most current version of the agreement relating thereto (if such agreement has been provided) or (2) with respect to an intervening event, state that an intervening event has occurred and provide all of the details of such intervening event and the basis upon which the Board believes such an effect constitutes an intervening event giving rise to a change of recommendation rights under the Acquisition Agreement;

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after providing the notice described above and prior to making such a change in recommendation or terminating the Acquisition Agreement in accordance with its terms, the Company will negotiate in good faith with BidCo during the five (5) business day notice period (if BidCo so desires) to make such revisions to the terms of the Acquisition Agreement as would permit the Board not to effect a change of recommendation or terminate the Acquisition in accordance with its terms; and

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the Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms proposed by BidCo, such superior proposal continues to constitute a superior proposal and that the failure to make such change in recommendation would violate the directors’ fiduciary duties under applicable law.

Notwithstanding anything to the contrary in the Acquisition Agreement, neither the Company nor any of its subsidiaries may enter into an alternative acquisition agreement before the Acquisition Agreement has been validly terminated in accordance with its terms (including payment of any applicable Company termination fee and the BidCo expenses to the extent due and payable under the Acquisition Agreement).
An “intervening event” means any fact, event, development, change, effect or occurrence with respect to the Company and its subsidiaries, taken as a whole, that (i) was not known or reasonably foreseeable (with respect to substance or timing) to the Board, or a committee thereof, as of or prior to the date hereof and (ii) first becomes known to the Board after the execution of the Acquisition Agreement and at any time prior to the time the company requisite vote is obtained; provided, however, that any event, change, development, circumstance, fact or occurrence (1) that is set forth in clauses (i) through (vii) of subsection (A) of the definition of “Material Adverse Effect”, (2) that involves or relates to an acquisition proposal or a superior proposal (which, for purposes of this definition, will be read without reference to any percentages set forth in the definitions of “acquisition proposal” and “superior proposal”) or any inquiry or communications or matters relating thereto, (3) resulting from a breach of the Acquisition Agreement by the Company, or (4) resulting from any event, change, development, circumstance or fact after the execution and delivery of the Acquisition Agreement in the market price or trading volume of the Shares, individually or in the aggregate, will not be deemed to constitute an intervening event.
Obligations with Respect to this Proxy Statement, the Circular and the Scheme Documentation; Information and Undertakings
Under the terms of the Acquisition Agreement, BidCo will provide promptly to the Company all information about itself, BidCo’s subsidiaries and affiliates (the “BidCo Group”) and the BidCo directors and their concert parties required by (i) the Exchange Act to be set forth in this Proxy Statement and (ii) the

Companies Act or as otherwise may reasonably be requested by the Company for inclusion in the Circular or any other Scheme Documentation (“BidCo Information”), and BidCo will provide such other cooperation and assistance as may reasonably requested by the Company in connection with the preparation of each of the Proxy Statement and the Scheme Documentation. The Company will, with the assistance of BidCo, prepare and file with the SEC, as promptly as reasonably practicable after December 15, 2020 (and in any event within fifteen (15) Business Days of such date or such later date as the Company and BidCo may agree in agree), each of the Proxy Statement and the Circular including a Rule 13e-3 Transaction Statement on Schedule 13e-3, if applicable). The Company will cause each of the Proxy Statement and the Circular to include the unanimous recommendation of all of the directors on the Board (other than any director whom the Company considers to have a conflict of interest in relation to the Acquisition) to the Company Shareholders to vote in favor of the resolutions at the Court Meeting and the General Meeting. Prior to the filing of each of the Proxy Statement and the Circular or the filing of any other required filings, or any dissemination thereof to the shareholders of the Company, or responding to any comments from the SEC with respect thereto, the Company will provide BidCo and its counsel with a reasonable opportunity to review and comment on such document or response.
Subject to applicable Law, and anything in the Acquisition Agreement to the contrary notwithstanding, prior to the filing of each of the Proxy Statement and the Circular or the filing of any other required filings (or, in each case, any amendment or supplement thereto), or any dissemination thereof to the Company Shareholders, or responding to any comments from the SEC with respect thereto, and the Company will consider in good faith and take into account in such filing, document or response any comments reasonably proposed by BidCo and its representatives. The Company will promptly notify BidCo upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to this Proxy Statement or the Circular and will provide BidCo with copies of all correspondence between it and its representatives and the SEC and its staff relating to this Proxy Statement or the Circular. The Company will use its commercially reasonable efforts to resolve all SEC comments with respect to each of this Proxy Statement and the Circular as promptly as practicable after receipt thereof.
The Company will cause each of the Proxy Statement and the Circular to be mailed to shareholders of the Company as of the record date established for the Shareholders Meetings promptly after (x) the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing this Proxy Statement and (y) the Court has given the Company leave to convene the Court Meeting.
If at any time prior to the Shareholders Meetings there occurs any event that should be set forth in an amendment or supplement to either or both of this Proxy Statement and the Circular, or if any supplemental circular, proxy statement (or related materials) or document is required to be published by the Company in connection with the Acquisition or, subject to the prior written consent of BidCo, any variation or amendment to the Acquisition, the Company will promptly after becoming aware thereof inform BidCo in writing of such fact or event and prepare (with the assistance of BidCo) and, subject to the permission of the Court, mail to the Company Shareholders such an amendment or supplement, in each case, to the extent required by applicable Law.
Subject to the applicable law, the Company will (i) prior to the General Meeting and the Court Meeting, keep BidCo reasonably informed of the number of proxy votes received in respect of the resolutions to be proposed at the General Meeting and the Court Meeting and provide BidCo with details of any material changes to the Company’s shareholder and other statutory registers which occur prior to the Effective Date as promptly as reasonably practicable, (ii) cooperate with and provide such details to BidCo and its advisers in relation to the Company Share Plans and awards thereunder as BidCo or its advisers may reasonably request and to communicate with participants of the Company Share Plans as reasonably necessary or desirable to implement the Acquisition in the manner contemplated by the Acquisition Agreement, (iii) coordinate with BidCo for the purpose of obtaining any tax clearances that BidCo may reasonably require to be obtained in connection with the Scheme and the Acquisition, to provide drafts of any such application for clearance and take into account BidCo’s reasonable comments and not to dispatch any application for such clearance without the prior written consent of BidCo, (iv) provide, and cause each of its subsidiaries to provide, promptly to BidCo and its advisers such information, documentation and access to the management, employees, facilities and assets of such subsidiary and its advisers and independent auditors as is reasonably requested by BidCo for the purposes of implementing the Acquisition and preparing or making any filing, notification or submission with a governmental entity in connection with the Acquisition, and (v) take any action not otherwise contemplated under the Acquisition Agreement that is reasonably requested by BidCo to implement the Acquisition.
Company Shareholders Meetings
Under the terms of the Acquisition Agreement, the Company will, as promptly as reasonably practicable following (x) confirmation by the SEC that the SEC has no further comments on this Proxy Statement and (y) the Court giving the Company leave to convene the Court Meeting, take all action required under the Companies Act and the Articles of Association and the applicable requirements of Nasdaq necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable the General Meeting and the Court Meeting, with the meeting date of the Company Shareholders Meetings and the Voting Record Time to be selected after reasonable consultation with BidCo (it being expected that the General Meeting will be held as soon as the preceding Court Meeting will have been concluded and, if the Court Meeting is adjourned, the General Meeting will be correspondingly adjourned); provided, that the Company pay postpone, recess or adjourn any such meeting (i) to the extent required by law or the Court or otherwise necessary for bona fide security reasons or a physical event outside of the Company’s control which renders the holding of either or both of the Company Shareholders Meetings impossible or impracticable, (ii) with the written consent of BidCo, (iii) to allow additional time to solicit additional proxies in order to obtain the company requisite vote, (iv) in the absence of a quorum or (v) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which (A) is ordered by the Court or (B) the Board has determined in good faith after consultation with outside legal counsel is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to the Company Shareholders Meetings.
Subject to the ability of the Company to make a change of recommendation in accordance with the terms of the Acquisition Agreement, the Company will (a) make the recommendation to approve the Acquisition and include in each of the Proxy Statement and the Circular such recommendation, (b) issue a press release that reaffirms such recommendation as promptly as practicable after receipt of a written request to do so from BidCo following public disclosure of an acquisition proposal (but in any event within four (4) Business Days after such written request to do so by BidCo or, if either of the Shareholders Meetings is scheduled to occur prior to such fourth (4th) Business Day, within twenty-four (24) hours after such written request or such disclosure (and in any event prior to such meeting)), and (c) use its reasonable efforts to solicit from the shareholders of the Company proxies to obtain the Company Requisite Vote.
Notwithstanding anything to the contrary contained in the Acquisition Agreement, the Company will submit the Acquisition Agreement and the transactions contemplated thereby to the shareholders of the Company at the Shareholders Meetings and will not submit any alternate acquisition proposal for adoption by the Company Shareholders unless the Acquisition Agreement has been validly terminated in accordance with its terms.
Efforts to Complete the Acquisition
Under the terms of the Acquisition Agreement, each of the Company and BidCo must use, and must cause its subsidiaries to use, their respective best efforts to take or cause to be taken (and in the case of BidCo, use its best efforts to cause each of its subsidiaries and affiliates to take) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Acquisition Agreement and applicable laws and regulations to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement.
Each of the Company and BidCo will make (or cause to be made) an appropriate filing pursuant to the HSR Act and the foreign antitrust and investment filings described in the Acquisition Agreement with respect to the transactions contemplated thereby as promptly as practicable and in any event within ten (10) business days of December 15, 2020, with respect to any filing made pursuant to the HSR Act and as promptly as practicable for the other filings identified by the Acquisition Agreement and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any antitrust or foreign investment law and to take any and all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act and to obtain approval required under any other antitrust or foreign investment law as soon as practicable. In furtherance of the efforts reference above, each of the Company and BidCo will use its reasonable best efforts to:
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cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party;

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subject to applicable law, furnish to the other party as promptly as reasonably practicable all information required for any application or other filing to be made by the other party pursuant to any applicable law in connection with the transactions contemplated by the Acquisition Agreement;

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promptly notify the other party of any substantive communication received by such party from, or given by such party to, the U.S. Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign governmental entity and of any substantive communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby and, subject to applicable law, furnish the other party promptly with copies of all correspondence, filings and communications between them and the FTC, the DOJ, or any other governmental entity with respect to the transactions contemplated by the Acquisition Agreement (other than Item 4(c) and Item 4(d) documents and subject to adequate measures for protection of commercially and/or competitively sensitive information;

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respond as promptly as reasonably practicable to any inquiries received from, and supply as promptly as reasonably practicable any additional information or documentation that may be requested by the DOJ, FTC or by any other governmental entity in respect of such registrations, declarations and filings or such transactions; and

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permit the other party to review any substantive communication given by it to, and consult with each other in advance, and consider in good faith the other party’s reasonable comments in connection with, any communication, meeting or conference with, the FTC, the DOJ or any other governmental entity or, in connection with any proceeding by a private party, with any other person; provided, that BidCo will be solely responsible for the final content of any substantive communications with any applicable governmental entity.

Neither party will independently participate in any substantive meeting or communication with any governmental entity with respect to any such filings, investigations or other inquiry without giving the other party sufficient prior notice and the opportunity to attend and/or participate in such meeting or communication, to the extent permitted.
In furtherance of the foregoing, BidCo will, and will cause its affiliates and subsidiaries to, take any and all steps necessary to (x) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by the Acquisition Agreement under any antitrust or foreign investment law or (y) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the parties to close the Acquisition expeditiously and in no event later than the End Date, including:
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proposing, negotiating, committing to and effecting, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition, or license of any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest therein, and

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otherwise taking or committing to take actions that would limit BidCo’s, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company’s or its subsidiaries’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest or interests therein, provided that any such action is conditioned upon (and will not be completed prior to) the consummation of the Acquisition and the other transactions contemplated by the Acquisition Agreement.

Each of BidCo and the Company will, and BidCo will cause each member of the BidCo Group to, cooperate in all respects with each other and use its respective best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Acquisition Agreement.
Neither BidCo nor any of its affiliates (excluding AGM, any Apollo Fund or any of their respective affiliates) will acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents of any governmental entity necessary to consummate the transactions contemplated by the Acquisition Agreement or the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any governmental entity seeking or entering an order prohibiting the consummation of the transactions contemplated by the Acquisition Agreement; or (iii) materially delay or prevent the consummation of the transactions contemplated by the Acquisition Agreement.
Notwithstanding the foregoing, (i) BidCo will direct, in consultation with the Company and after considering in good faith the Company’s views, strategy and timing, proceedings and other activities with respect to seeking any actions, non-actions, terminations or expirations of waiting periods, consents, approvals or waivers of any governmental entity as contemplated hereby (provided that no party may enter into a so-called timing agreement with any governmental entity without the consent of the other Party), (ii) the Company will, and will cause each of its subsidiaries to, use reasonable best efforts to take such actions as reasonably requested by BidCo in connection with obtaining any such actions, non-actions, terminations or expirations of waiting periods, consents, approvals or waivers and (iii) BidCo will have the sole and exclusive right, in consultation with the Company and after considering in good faith the Company’s views, to propose, negotiate, offer or commit to make or effect any divestitures, dispositions or licenses of any assets, properties, products, rights, services or businesses, or to agree to any other remedy, requirement, obligation, condition or restriction related to the conduct of BidCo’s and its HSR Affiliates’ (as such term is defined by the HSR Act) or the Company’s and its subsidiaries’ businesses in order to resolve any governmental entity’s objections to or concerns about the transactions contemplated by the Acquisition Agreement.
“antitrust or foreign investment law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or (ii) review and approve investments made by entities based in other countries.
Access to Information
Under the terms of the Acquisition Agreement, upon reasonable notice, and except as may otherwise be required by applicable law, the Company will, and will use its reasonable best efforts to cause its subsidiaries, officers, directors and employees to, afford BidCo and its representatives, reasonable access (subject to any reasonable limitations to protect the health and safety of the Company’s or its subsidiaries’ employees and other individuals having business dealings with the Company or any of its subsidiaries in response to COVID-19, SARS-Cov-2 virus or any mutation or variation thereof), during normal business hours during the period prior to the Effective Date, to the Company’s and its subsidiaries’ officers, employees, representatives, properties, offices and other facilities and to all contracts, commitments, books, records, tax returns and any tax documents or information that the Company or any of its subsidiaries receives or has received pursuant to a tax sharing agreement, and will furnish BidCo reasonably promptly with all financial, operating and other data and information concerning its business and properties as BidCo or its representatives, may from time to time reasonably request (provided, that BidCo and its representatives will conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company).

Director and Officer Indemnification and Insurance
Pursuant to the Acquisition Agreement, from and after the Effective Date, BidCo must cause the Company to assume all obligations of the Company and its subsidiaries in respect of exculpation, indemnification and advancement of expenses for each individual who on the Effective Date is, or at any time prior to the Effective Date was, a director or officer of the Company, or, while a director or officer of the Company, is or was a director or officer of its subsidiaries (each, an “Indemnified Party”), for acts or omissions occurring on or prior to the Effective Date as provided in the Certificate of Incorporation and Articles of Association as in effect on December 15, 2020. For a period of six (6) years from the Effective Date, the Company must maintain, and BidCo must cause the Company to maintain, provisions of the Certificate of Incorporation and Articles of Association with respect to limitation of liabilities of directors and indemnification and advancement of expenses of officers and directors of the Company that are no less favorable to the Indemnified Parties than are set forth in the Certificate of Incorporation and Articles of Association as in effect on December 15, 2020, and will not prior to the expiration of such period amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, however, that all rights to indemnification in respect of any actual or threatened proceeding made within such six (6)-year period will continue until the disposition or resolution of such proceeding in accordance with the Company’s Certificate of Incorporation and Articles of Association. Any person to whom an advancement of expenses is provided in connection with a proceeding will be required to provide, as a condition to such advancement, an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification in connection with such proceeding. In the event of any such proceeding (x) neither BidCo nor the Company will settle, compromise or consent to the entry of any judgment in any proceeding in which indemnification could be sought by such Indemnified Party under the Acquisition Agreement, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding or such Indemnified Party otherwise consents in writing to such settlement, compromise or consent and (y) the Company will cooperate in the defense of any such matter. In the event any proceeding is brought against any Indemnified Party and in which indemnification could be sought by such Indemnified Party under the terms of the Acquisition Agreement, (i) the Company or BidCo will have the right, but not the obligation, to control the defense thereof after the Effective Date, (ii) each Indemnified Party will be entitled to retain his or her own counsel, whether or not the Company will elect to control the defense of any such proceeding, (iii) the Company will advance all reasonable fees and expenses of any counsel retained by an Indemnified Party promptly after statements therefor are received, whether or not the Company will elect to control the defense of any such Proceeding and (iv) no Indemnified Party will be liable for any settlement effected without his or her prior express written consent (which consent will not be unreasonably withheld, conditioned or delayed). Any Indemnified Party wishing to claim indemnification or an advancement of expense under the terms of the Acquisition Agreement must promptly notify the Company upon learning of any such proceeding, but the failure to so notify will not relieve the Company of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the Company.
Pursuant to the Acquisition Agreement, BidCo must maintain, or cause the Company to maintain, at no expense to the beneficiaries, in effect for a period of six (6) years from the Effective Date the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company as disclosed by the Company under the Acquisition Agreement with respect to matters existing or occurring on or prior to the Effective Date; provided, however, that after the Effective Date, BidCo will not be required to pay in the aggregate for such coverage more than 300% of the last annual premium paid by the Company prior to December 15, 2020 in respect of the coverage required to be obtained pursuant hereto, but in such case will purchase as much coverage as reasonably practicable for such amount. At BidCo’s option, BidCo may direct the Company to purchase a six (6)-year prepaid “tail policy” to incept on the Effective Date at a cost no greater than the aggregate amount that the Company would be permitted to spend during the six (6)-year period provided for in the Acquisition Agreement on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Date, including the transactions contemplated hereby. In the event BidCo elects to purchase such a “tail policy” prior to the Effective Date, the Company will (and BidCo will cause the Company to) maintain such “tail policy” in full force and effect.

BidCo will cause the Company to honor and perform all indemnification agreements entered into by the Company or any of its subsidiaries with any Indemnified Party on the terms and conditions set forth therein and solely to the extent disclosed by the Company in connection with the Acquisition Agreement.
Under the terms of the Acquisition Agreement, proper provisions are required to be made so that the successors and assigns of BidCo or the Company assume all of the obligations described above in the event that BidCo or the Company or any of their respective successors or assigns consolidate with or merge into any other corporation or entity and will not be the continuing entity of such consolidation or merger or in the event that BidCo or the Company transfer all or substantially all of its properties and assets to any individual, corporation or other entity.
Employee Benefits
Under the terms of the Acquisition Agreement, BidCo agreed that, for a period of at least twelve (12) months following the Effective Date, BidCo will provide, or will cause the Company to provide, to each employee of the Company or its subsidiaries who continues to be employed by the Company or any of its subsidiaries or affiliates (the “Continuing Employees”), (i) a salary, wage and target bonus opportunity, that is the same, in the aggregate, as the salary, wage and target bonus opportunity that was provided to such Continuing Employee immediately prior to the Effective Date; provided, that through the end of calendar year 2021, each Continuing Employee will be provided with a salary, wage and target bonus opportunity that, in each case, is the same as the salary, wage and target bonus opportunity that was provided to such Continuing Employee immediately prior to the Effective Date and (ii) that was provided to such Continuing Employee immediately prior to the Effective Date and (ii) employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that are substantially comparable in the aggregate to the employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) provided to such Continuing Employee immediately prior to the Effective Date; provided, that through the end of calendar year 2021, each Continuing Employee will be provided with employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that are no less favorable in the aggregate than the employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that was provided to such Continuing Employee immediately prior to the Effective Date. From the Effective Date through the date that is twelve (12) months following the Effective Date, BidCo or one of its Affiliates will maintain for the benefit of each Continuing Employee a severance or termination arrangement or policy no less favorable than the severance or termination arrangement or policy provided to such Continuing Employee immediately prior to the Effective Date, including, without limitation any severance policy set forth in Section 1.17 of the Cardtronics Employee Manual for U.S. employees.
Under the terms of the Acquisition Agreement, BidCo and its affiliates must maintain all Company Plans that are health and welfare plans in effect as of the Effective Date, through calendar year 2021 and thereafter, BidCo will use commercially reasonable efforts to (i) cause any preexisting conditions or limitations and eligibility waiting periods under any group health or welfare plans of BidCo or its Affiliates to be waived with respect to Continuing Employees and their eligible dependents and (ii) give each Continuing Employee credit for the plan year in which the Continuing Employee commence participation in a corresponding employee benefit plan of BidCo or an affiliate towards applicable deductibles, copayments, coinsurance and annual out-of-pocket limits for medical expenses incurred prior to the date of commencement in such new plan of BidCo or an affiliate for which payment has been made. BidCo will, to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized under a similar Company Plan, give each Continuing Employee service credit for such Continuing Employee’s employment with the Company, its subsidiaries and predecessors for purposes of eligibility to participate, vesting credit, level of benefits and benefit accrual (but excluding benefit accrual under defined benefit pension plans) under each applicable BidCo benefit plan as if such service had been performed with BidCo; provided, that such recognition of service will not apply (x) for purposes of any BidCo benefit plan under which similarly situated employees of BidCo and its subsidiaries participate and do not receive credit for prior service or (y) for purposes of any plan or arrangement that is grandfathered or frozen and not open to new participants, either with respect to the level of benefits or participation.
BidCo also agreed that, as of the Effective Date, BidCo will or will cause the Company to, assume or retain, as the case may be, all obligations of the Company and its subsidiaries for the accrued and unused vacation and paid time off of the Continuing Employees. Continuing Employees will be permitted to use such accrued and unused vacation and paid time off in accordance with the Company’s or a subsidiary’s, as applicable, policies and procedures as may be in effect from time to time.
BidCo will or will cause the Company or its subsidiaries to pay Continuing Employees annual cash bonus amounts for the full year in which the Effective Date occurs in accordance with the terms of the applicable cash bonus plans in effect immediately prior to the Effective Date, and if the annual cash bonus with respect to the 2020 fiscal year has not been paid prior to the Effective Date, BidCo will or will cause the Company or its subsidiaries to pay such bonuses on terms approved by the Company’s compensation committee prior to the Effective Date at the regularly scheduled time in the ordinary course.
Under the terms of the Acquisition Agreement, none of its terms confer upon any Continuing Employee any right to continue in the employ or service of BidCo, the Company or any affiliate of BidCo, or will interfere with or restrict in any way the rights of BidCo, the Company or any affiliate of BidCo, which rights are expressly reserved under the terms of the Acquisition Agreement, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause.
Surviving Company Financing
Under the terms of the Acquisition Agreement, the Company and its subsidiaries agreed to use reasonable best efforts to cooperate with BidCo as reasonably requested by BidCo and as is reasonably necessary and customary for financings similar to the financings contemplated by the debt commitment letter, and at BidCo’s sole expense, in connection with BidCo’s arranging and obtaining the debt financing. In addition, the Company agreed to use reasonable best efforts to deliver payoff letters with respect to the Company’s credit facilities, unwind the Company’s existing swaps and hedges and provide cooperation reasonably requested by BidCo in connection with any tender offer or offer to purchase in respect of the Company’s outstanding notes or redemption thereof, in each case, at BidCo’s sole expense. During the pre-closing period, except as otherwise expressly permitted in the Acquisition Agreement, BidCo agreed not to permit or consent to certain amendments, restatements, replacements, supplements, terminations or other modifications or waivers of any provisions or remedies under either of the debt commitment letter or equity commitment letter, in each case without obtaining the Company’s prior written consent.
BidCo further agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do all things necessary, proper or advisable to arrange, obtain and consummate the equity financing and the debt financing in an amount required to satisfy the Financing Uses no later than the Effective Date on the terms and conditions described in the equity commitment letter and the debt commitment letter, respectively.
If any portion of the debt financing in an amount required to satisfy the Financing Uses becomes unavailable on the terms and conditions contemplated in the debt commitment letter, BidCo agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to obtain alternative financing for any such portion of the financing, subject to the limitations specified in the Acquisition Agreement.
Other Covenants and Agreements
Under the terms of the Acquisition Agreement, the Company and BidCo made certain other covenants to and agreements with each other regarding various other matters, including:
•
public statements and disclosure concerning the Acquisition Agreement, the Acquisition and the other transactions contemplated by the Acquisition Agreement;

•
state anti-takeover or other similar laws;

•
the Company’s ability to take all actions as may be reasonably requested by any party to the Acquisition Agreement to cause any dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by the Acquisition Agreement by each individual who is a director or executive officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•
cooperating to delist the ordinary shares of the Company from Nasdaq and to deregister such ordinary shares under the Exchange Act as soon as practicable following the Effective Date;

•
notifying BidCo of any shareholder litigation;

•
the Company using commercially reasonable efforts to take all actions reasonably requested by BidCo in connection with making elections under, amending, negotiating adjustments, obtaining waivers, and/or unwinding or otherwise settling the Company’s warrants; and

•
BidCo agreeing not to elect to implement the Acquisition by means of takeover offer within the meaning of Section 974 of the Companies Act at any time without first obtaining the written consent (in its sole discretion) of the Company, other than revisions to the Acquisition Agreement negotiated between the parties in connection with a superior proposal.

Conditions to the Acquisition
Conditions to Each Party’s Obligations
Each party’s obligations to effect the Acquisition are subject to the satisfaction (or mutual waiver if permitted by law) on or prior to the date of the Court Hearing of the following conditions:
•
(i) the Scheme has been approved by a majority in number representing not less than seventy-five percent (75%) in value of shareholders of the Company who are on the register of members of the Company (or the relevant class or classes thereof) at the Voting Record Time, present and voting (and who are entitled to vote), whether in person or by proxy, at the Court Meeting and at any separate class meeting which may be required (or any adjournment thereof); (ii) the resolutions required to implement the Scheme being duly passed by the requisite majority of the shareholders of the Company at the General Meeting (or any adjournment thereof); and (iii) the sanction of the Scheme by the Court (with or without modification (but subject to any modification being on terms acceptable to BidCo and the Company));

•
no law, injunction or other order (whether temporary, preliminary or permanent) will have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits, restrains, enjoins or otherwise makes illegal the consummation of the Acquisition and will remain in effect; and

•
the waiting period (and any extension thereof) applicable to the consummation of the Acquisition under (i) the HSR Act and (ii) the antitrust and foreign investment laws of Australia, Canada, the European Union and South Africa will have expired or been earlier terminated and any required approvals thereunder will have been obtained.

Conditions to BidCo’s Obligations
The obligations of BidCo to effect the Acquisition are also subject to the satisfaction or waiver by BidCo on or prior to the date of the Court Hearing of the following additional conditions:
•
each of the Company’s representations and warranties contained in the Acquisition Agreement related to (i) the organization and qualification the Company and its subsidiaries, (ii) dividends and distributions of the Company, (iii) the Company having all corporate power and having taken all corporate action necessary in order to execute, deliver and perform its obligations under the Acquisition Agreement and to consummate the Acquisition, subject only to the Company obtaining the required shareholder approvals, (iv) the absence of a “Material Adverse Effect” from December 31, 2019 until December 15, 2020, (v) receipt of the opinion of the Company’s financial advisor that the Per Share Consideration to be received by the shareholders of the Company is fair, from a financial point of view, to such holders, and (vi) brokers and finders, must be true and correct in all respects, when made and at and as of the date of the Court Hearing and as though made on and as of such date (in each case except to the extent that any such representation and warranty expressly is made as of an earlier date, in which such representation and warranty will be true and correct as of such date);

•
each of the Company’s representations and warranties contained in the Acquisition Agreement related to (i) the Company’s subsidiaries; (ii) the valid issuance and ownership of equity interests in each of the Company’s subsidiaries; (iii) the ownership by the Company or its subsidiaries of any equity or similar interests; (iv) the issuance of ordinary shares of the Company and options to purchase ordinary shares of the Company from December 13, 2020 until December 15, 2020, (v) due authorization, valid issuance, full payment and the absence of any restrictive rights and liens of the ordinary share of the Company, (vi) the Company’s outstanding subscriptions, options, warrants calls, puts, convertible securities or similar rights, agreements and commitments that obligate the Company in respect of its ordinary shares and (vii) the authorized share capital of the Company, must be true and correct in all respects except any failure to be so true and correct that is de minimis in nature, when made and at and as of the date of the Court Hearing and as though made on and as of such date (in each case except to the extent that any such representation and warranty expressly is made as of an earlier date, in which such representation and warranty must be true and correct as of such date);

•
each of the Company’s representations and warranties contained in the Acquisition Agreement related to (i) required filings and consents in connection with the execution, delivery and performance of the Acquisition Agreement, (ii) this Proxy Statement and the Circular and (iii) compliance with anti-corruption and international trade regulations must be true and correct in all materials respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), both when made and at and as of the date of the Court Hearing and as though made on and as of such date (in each case except to the extent that any such representation and warranty expressly is made as of an earlier date, in which such representation and warranty must be true and correct as of such date);

•
the representation and warranties of the Company contained in the Acquisition Agreement not described above must be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), both when made and at and as of the date of the Court Hearing and as though made on and as of such date (in each case except to the extent that any such representation and warranty expressly is made as of an earlier date, in which such representation and warranty must be true and correct as of such date), except where the failures of any such representations and warranties to be so true and correct would not reasonably be expected to have or result in a Material Adverse Effect as of the date of the Court Hearing;

•
the Company must have performed or complied in all material respects with the obligations, and performed or complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under the Acquisition Agreement on or prior to the date of the Court Hearing; and

•
since December 15, 2020, there must not have been, nor will there be, any “Material Adverse Effect”; and

•
BidCo must have received a signed certificate by an executive officer of the Company certifying that the conditions set forth in the bullets above have been satisfied.

Conditions to the Company’s Obligations
The Company’s obligations to effect the Acquisition are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions:
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BidCo’s representations and warranties contained in the Acquisition Agreement related to (i) the organization and qualification the Company and its subsidiaries and (ii) BidCo having all corporate power and having taken all corporate action necessary in order to execute, deliver and perform its obligations under the Acquisition Agreement and to consummate the Acquisition, must be true and correct in all respects, both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty must be true and correct as of such specified date);

•
the representation and warranties of BidCo contained in the Acquisition Agreement not described above must be true and correct, both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date), except where the failure of any such representations and warranties to be true and correct would not reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of BidCo to consummate the transactions contemplated by the Acquisition Agreement;

•
BidCo must have performed or complied in all material respects the obligations, and performed or complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under the Acquisition Agreement on or prior to the date of the Court Hearing; and

•
the Company must have received a signed certificate by an executive officer of BidCo stating that the conditions set forth in the bullet above have been satisfied.

Each of the Company and BidCo may waive the conditions to the performance of its respective obligations under the Acquisition Agreement and effect the Acquisition even though one or more of these conditions has not been met. The Company cannot give any assurance that all of the conditions of the Acquisition will be either satisfied or waived or that the Acquisition will occur.
Termination of the Acquisition Agreement
Termination Rights Exercisable by Either BidCo or the Company
The Acquisition Agreement may be terminated prior to the Effective Date by the mutual written consent of BidCo and the Company. In addition, the Acquisition Agreement may be terminated prior to the Effective Date by either BidCo or the Company if:
•
any court or other governmental entity of competent jurisdiction has issued an order, decree, ruling, judgment or injunction, or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such order, decree, ruling, judgment, injunction or other action is or has become final and non-appealable;

•
the Acquisition has not been consummated by the End Date, subject to certain extensions in respect of the Marketing Period and the Court Hearing; or

•
the Company Requisite Vote has not been obtained at the Company Shareholders Meetings or at any adjournment or postponement thereof, in each case, at which a vote on the approval of the Acquisition was taken.

The right to terminate the Acquisition Agreement pursuant to the above circumstances will not be available to any party that has breached in any material respect its obligations under the Acquisition Agreement in any manner that has proximately caused or resulted in the failure of the Acquisition to be consummated.
Company Termination Rights
The Company may also terminate the Acquisition Agreement and abandon the Acquisition if:
•
there has been a material breach of or material failure to perform any representation, warranty, covenant or agreement on the part of BidCo contained in the Acquisition Agreement, or any such representation or warranty will be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition described above not being satisfied and such breach or failure is not cured prior to the earlier of (A) thirty (30) business days after written notice thereof is given by the Company to BidCo or (B) the End Date; provided, that (x) the Company has first given BidCo written notice at least thirty (30) business days prior to such termination (or promptly, if such written notice is given within thirty (30) business days prior to the End Date), stating the Company’s intention to terminate the Acquisition Agreement as a result thereof and the basis for such termination and (y) the Company will not have the right to terminate as a result if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in the Acquisition Agreement;
•
at any time prior to the time the Company Requisite Vote is obtained, in order to enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms and conditions of the Acquisition Agreement; provided, however, that the Company has concurrently with such termination paid or caused to be paid to BidCo the “Company termination fee” (as defined below); or

•
(i) the mutual conditions and BidCo’s conditions (subject to certain exceptions) have been satisfied or waived in accordance with the terms of the Acquisition Agreement, (ii) the Marketing Period has ended and the Company has irrevocably and unconditionally confirmed by written notice to BidCo after the end of the Marketing Period that (x) all of the Company’s conditions have been satisfied (subject to certain exceptions) or that it will irrevocably and unconditionally waive any unsatisfied conditions of the Company, (y) it is prepared, willing and able to consummate the Acquisition and (z) it intends to terminate the Acquisition Agreement, (iii) BidCo fails to consummate the Acquisition within three (3) business days after the delivery of such notice (and the Company has not revoked, withdrawn, modified or conditioned such notice) and (iv) at all times during such three (3) business day period, the Company stood ready, willing and able to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement.

BidCo Termination Rights
BidCo may also terminate the Acquisition Agreement and abandon the Acquisition at any time prior to the Effective Date if:
•
there has been a material breach of or material failure to perform any representation, warranty, covenant or agreement will the part of the Company contained in the Acquisition Agreement, or any such representation or warranty shall be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition described above not being satisfied and such breach or failure is not cured prior to the earlier of (A) thirty (30) business days after written notice thereof is given by BidCo to the Company or (B) the End Date; provided, that (x) BidCo has given the Company written notice at least thirty (30) business days prior to such termination (or promptly, if such written notice is given within thirty (30) business days prior to the End Date), stating BidCo’s intention to terminate the Acquisition Agreement and the basis for such termination and (y) BidCo will not have the right to terminate if BidCo is then in material breach of any of its representations, warranties, covenants or agreements contained in the Acquisition Agreement; or

•
the Board has made, prior to obtaining the Company Requisite Vote, a change of recommendation.

Effect of Termination
If the Acquisition Agreement is terminated and the Acquisition is abandoned, the Acquisition Agreement will become void and of no effect with no liability of any party to the Acquisition Agreement (or any direct or indirect equity holder, partner, controlling person, member, manager, director, officer, employee, affiliate or representative of such party or such party’s affiliates or any of the foregoing’s successors or assigns) except for certain sections that by their terms will survive such valid termination under the terms of the Acquisition Agreement; provided, however, that no termination will relieve either party to the Acquisition Agreement of any liability for damages resulting from such party’s fraud prior to such valid termination or any liability for damages resulting from the Company’s or any of its subsidiaries’ willful breach prior to such valid termination.
Expenses; Termination Fees
Other than in connection with the financing, certain tax matters, and as provided below, all fees and expenses incurred in connection with the Acquisition Agreement and the transactions contemplated thereby will generally be borne by the party that incurs such fees and expenses, regardless of whether the Acquisition is consummated, except that expenses incurred in connection with the proxy statement will be shared equally by BidCo and the Company.
The Company has agreed to pay BidCo a termination fee of $32,600,000 (the “Company termination fee”) if:
•
the Company validly terminates the Acquisition Agreement at any time prior to the Company Requisite Vote is obtained in order to enter into an alternative acquisition agreement;

•
BidCo validly terminates the Acquisition Agreement because the Board has made a Change of Recommendation; or

•
either party validly terminates the Acquisition Agreement because (i) the Company Requisite Vote has not been obtained at the Company Shareholders Meetings or (ii) the End Date has passed pursuant to the terms described above under “Termination of the Acquisition Agreement — Mutual Termination Rights”, and in each case, at any time following December 15, 2020 and prior the Company Shareholders Meetings an acquisition proposal has been made to the Company or its representatives, to the Company Shareholders or has otherwise become publicly known, and within twelve (12) months after such termination, the Company or any of its subsidiaries has entered into a definitive agreement providing for an acquisition proposal, or has consummated an acquisition proposal; provided, that, for purposes of this bullet, references to “more than fifteen (15%) percent” in the term “acquisition proposal” will instead be deemed to be references to “more than fifty (50%) percent”.

Additionally, the Company has agreed to pay BidCo a termination fee of $16,300,000 if BidCo terminates upon material breach by the Company of its representations and warranties or covenants under the Acquisition Agreement and prior to such termination an acquisition proposal has been made and becomes publicly known.
BidCo has agreed to pay the Company a termination fee of $93,800,000 if:
•
the Company terminates because all conditions have been satisfied or waived, the Marketing Period has ended, and the Company has irrevocably and unconditionally confirmed in writing to BidCo that it stands ready, willing and able to consummate the Acquisition, as further described above under “Termination of the Acquisition Agreement — Company Termination Rights”, and BidCo’s failure to consummate the Acquisition is a result of the debt financing sources under the debt financing failure to fund the debt financing in full and/or the full proceeds from the debt financing are not available to BidCo on the date that the Effective Date should have occurred; or

•
there has been a material breach of or material failure to perform any representation, warranty, covenant or agreement on the part of BidCo contained in the Acquisition Agreement and the material breach or material failure by BidCo is the primary reason for the failure of the Acquisition to be consummated, and the Company has irrevocably and unconditionally confirmed in writing to BidCo that it stands ready, willing and able to consummate the Acquisition, as further described above under “Termination of the Acquisition Agreement — Company Termination Rights”, and the other transactions contemplated hereunder, then, in consideration of the Company irrevocably and unconditionally agreeing not to (and causing its affiliates not to) exercise, and agreeing to waive, any and all claims and rights it (or its affiliates) may have against the BidCo Related Parties under, in connection with or related to the Acquisition Agreement, the BidCo guarantee, the commitment letters, any other agreement referenced herein or therein and the transactions contemplated hereby or thereby or otherwise.

The Company and BidCo have also agreed that if either party fails to timely pay their respective termination fees in the event of a termination described above, and in order to obtain such payment, either party commences a suit that results in a final and non-appealable judgment against the other party, then the losing party will pay to the winning party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out-of-pocket fees and expenses of any expert or consultant engaged by the Company) up to a maximum aggregate amount of $500,000 in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment.
Miscellaneous
Specific Performance
Under the terms of the Acquisition Agreement, the parties are entitled to an injunction or injunctions to prevent breaches of the Acquisition Agreement and to enforce specifically the terms and provisions of the Acquisition Agreement, in addition to any other remedy to which they are entitled at law or in equity. Furthermore, the parties have agreed (1) not to raise any objections (including the defense of adequacy of a remedy at law) to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of the Acquisition Agreement by the Company or BidCo and the specific performance of the terms and provisions of the Acquisition Agreement, (2) that neither party will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining an injunction, specific performance or other equitable relief and (3) that a party’s pursuit of specific performance will not be deemed an election of remedies or waiver of their right to pursue any other right or remedy, including the right to pursue remedies for liabilities or damages incurred or suffered by such party in the case of a breach of the Acquisition Agreement involving fraud or willful breach, in each case, subject to the terms, conditions and limitations set forth in the Acquisition Agreement.
Notwithstanding the foregoing or anything to the contrary in the Acquisition Agreement, we will not be entitled to seek specific performance to cause BidCo to cause the equity financing to be funded and to consummate the Acquisition or the other transactions contemplated by the Acquisition Agreement or any other transaction document unless and only if:
•
all of the conditions applicable to BidCo and the Company’s obligations to close the Acquisition and BidCo’s obligations to close the Acquisition have been and continue to be satisfied or waived;

•
the debt financing has been (or on the Effective Date will be) received by BidCo in full in accordance with the terms thereof, provided that BidCo will not be required to draw down the equity commitment letter or consummate the closing if the debt financing is not in fact funded in full at the Effective Date;

•
BidCo has failed to consummate the Acquisition on the date on which the consummation of the Acquisition should have occurred pursuant to the Acquisition Agreement; and

•
the Company has irrevocably confirmed in writing to BidCo that, if specific performance is granted and the equity financing and the debt financing are funded, then the closing would occur, substantially simultaneously with the drawdown of the equity financing and the debt financing (and we have not revoked, withdrawn, modified or conditioned such confirmation), we are prepared, willing and able to effect the closing and the other transactions contemplated by the Acquisition Agreement in accordance with the terms of the Acquisition Agreement and BidCo fails to complete the closing within three (3) business days after delivery of such written confirmation by us, provided that the Company remains ready, willing and able to consummate the closing during such three (3) business day period.

Notwithstanding the foregoing or anything to the contrary in the Acquisition Agreement, for the avoidance of doubt and subject to the terms and limitation of the Acquisition Agreement, we will under no circumstances be permitted or entitled to receive, directly or indirectly (1) both a grant of specific performance to cause the equity financing to be funded (whether under the Acquisition Agreement or the equity commitment letter) or other equitable relief, on the one hand, and/or the payment of all or any portion of the BidCo termination fee and/or any amount, if any, on the other hand, or (2) both payment of any monetary damages whatsoever, on the one hand, and payment of any of the BidCo termination fee and/or any other amount, if any, on the other hand.
The parties have also agreed to waive the defense of adequacy of a remedy at law in any proceeding for specific performance.

Amendments
The Acquisition Agreement may be amended, modified or supplemented in writing by the parties thereto, by action of the board of directors, of the respective parties; provided, that after receipt of the Company Requisite Vote, if any such modification, supplement or amendment will by applicable law or in accordance with the rules and regulations of Nasdaq requires further approval of the shareholders of the Company, the effectiveness of such modification, supplement or amendment will be subject to such approval of the shareholders of the Company. No amendments or modifications to the provisions which any of the debt financing source related parties is expressly made a third-party beneficiary will be permitted in a manner adverse to any such party without the prior written consent of such debt financing source party to the debt commitment letter.
Governing Law; Submission to Jurisdiction; No Jury Trial
Except as described in the following paragraph, the Acquisition Agreement is governed by Delaware law, without giving effect any choice or conflict of law provision or rule. Each of the parties to the Acquisition Agreement has irrevocably submitted itself to the exclusive jurisdiction of the Chancery Courts of the State of Delaware (or, if the Chancery Court declines jurisdiction, any other Delaware state court, and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware) in the event any dispute or controversy arises out of the Acquisition Agreement or the transactions contemplated thereby. In addition, each of the parties to the Acquisition Agreement has irrevocably waived all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to the Acquisition Agreement or the transactions related to the Acquisition Agreement.
Notwithstanding the foregoing (i) the matters pertaining to the Scheme will be governed by and construed in accordance with the laws of England and Wales and (ii) except as set forth in the debt commitment letter, any dispute arising under or related to the Acquisition Agreement, the debt commitment letter, the debt financing or the transactions contemplated thereby that involves any debt financing related party will be governed by and construed in accordance with the laws of the State of New York.

ROLLOVER AND CONTRIBUTION AGREEMENT
Explanatory Note Regarding the Contribution Agreement
The summary of the material provisions of the Contribution Agreement is set forth below. This summary does not purport to be complete and may not contain all of the information about the Contribution Agreement that is important to you.
The Contribution Agreement is described in this proxy statement only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding BidCo, Hudson Executive, HEC Master Fund LP, HEC SPV I LP or their respective businesses. Such information can be found elsewhere in this proxy statement.
Date of the Contribution Agreement
The Contribution Agreement was executed by Hudson Executive, HEC Master Fund LP, HEC SPV I LP and BidCo on December 15, 2020.
The Contribution
The Contribution Agreement provides that, among other things, HEC will (i) cause an aggregate value of up to $200,000,000, which may be increased in limited circumstances (we refer to such aggregate amount as, the “Rollover Amount”), in cash and/or Shares owned by HEC, at the option of HEC, to be contributed simultaneously with or following the Effective Date to the indirect parent of BidCo (which we refer to as “Parent”) in exchange for equity interests of Parent equal to the Rollover Amount and (ii) not acquire, transfer, permit any encumbrances on or grant any proxy with respect to Shares owned by HEC, except for permitted transfers to HEC’s affiliates; with certain exceptions, the Contribution Agreement will terminate automatically upon, among other things, the first to occur of (A) the valid termination of the Acquisition Agreement and (B) the Effective Date.

IRREVOCABLE UNDERTAKINGS
On December 15, 2020, HEC delivered to the Company a deed of irrevocable undertaking (which we refer to as the “HEC Undertaking”) pursuant to which, HEC agreed, among other things, to vote its Shares in favor of the Acquisition and against any proposal that would impede or frustrate the Acquisition. The HEC Undertaking represents an aggregate of 8,644,880 Shares, or approximately 19.4% of the outstanding Shares as of December 15, 2020.
In addition, on December 15, 2020, each member of the Board that holds Shares (including Mr. Braunstein) delivered to the Company a deed of irrevocable undertaking (which we refer to, collectively, as the “Director Undertakings”) pursuant to which each director agreed, among other things, to vote his or her Shares in favor of the Acquisition and against any proposal that would impede or frustrate the Acquisition. The Director Undertakings represent an aggregate of 359,185 Shares, or approximately 0.8% of the outstanding Shares as of December 15, 2020 (excluding 8,644,880 Shares beneficially owned by HEC and Mr. Braunstein that are included in the HEC Undertaking).
The HEC Undertaking and the Director Undertakings will terminate under certain circumstances, including if the Acquisition Agreement is terminated or on the date on which a third-party offer (whether implemented by way of a scheme or an offer) is declared wholly unconditional or becomes effective.
The foregoing description of the HEC Undertaking and the Director Undertakings are each qualified in their entirety by reference to the full text of each such undertaking. A Form of Director Undertaking is filed with this proxy statement as Annex D and the HEC Undertaking is filed with this proxy statement as Annex E, each of which is incorporated by reference herein.

NO DISSENTERS’ OR RIGHTS OF OBJECTING SHAREHOLDERS
The Company Shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.
When the Court’s sanction is sought for the Scheme, the Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the Company Shareholders were fairly represented at the Court Meeting whether the majority of the Company Shareholders are acting bona fide and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. The Scheme Shareholders are entitled to attend the Court hearing and make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court sanctions the Scheme and the Court order is delivered to the Registrar of Companies, all Scheme Shareholders will be bound by the terms of the Scheme.

MARKET PRICE AND DIVIDEND DATA
The Shares are traded on the Nasdaq under the symbol “CATM.” As of the close of business on [•], the Voting Record Time, there were [•] Shares outstanding and entitled to vote, held by approximately [•] holders of record of the Shares. Because many Shares are held by brokers and other institutions on behalf of shareholders, we are unable to estimate the total number of shareholders represented by these record holders.
The following table presents the closing per Share price, as reported on Nasdaq on December 14, 2020, the last full trading day before the public announcement of the Acquisition, and on [•], 2021, the last full trading day before the filing of this proxy statement:
Date	Closing per Share Price
December 14, 2020		$35.67
[•], 2021	$	[•]
You are encouraged to obtain current market prices of the Shares in connection with voting your Shares. Following the Acquisition, there will be no further market for the Shares, and the Shares will be delisted from Nasdaq and deregistered under the Exchange Act.
Under the Acquisition Agreement, the declaration and payment of regular quarterly cash dividends is not permitted without the prior written consent of BidCo.

CERTAIN EFFECTS OF THE ACQUISITION
If the Acquisition is consummated, none of the Company Shareholders will have any ownership in, or be a shareholder of, the Company or BidCo after the completion of the Acquisition. As a result, the Company Shareholders will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of the Shares.
Upon completion of the Acquisition, each Share issued and outstanding immediately prior to the Effective Date (other than Excluded Shares) will be acquired by BidCo in exchange for $35.00 per Share, in cash, subject to deduction for any required withholding taxes and without interest, and the Company will become a wholly-owned subsidiary of BidCo upon the terms set forth in the Acquisition Agreement. See the see the section entitled “The Acquisition Agreement — Acquisition Consideration,” beginning on page 89.
For information regarding the effects of the Acquisition on the Company’s outstanding equity awards, please see the section entitled “The Acquisition — Interests of Directors and Executive Officers in the Acquisition,” beginning on page 72, and the section entitled “The Acquisition Agreement — Treatment of Options, Company RSUs and Company Performance-Based RSUs” beginning on page 89.
Following the completion of the Acquisition, the Shares will no longer be traded on Nasdaq or any other public market. In addition, the registration of the Shares under the Exchange Act, will be terminated, and the Company will no longer be required to file periodic and other reports with the SEC with respect to the Shares. Termination of registration of the Shares under the Exchange Act will reduce the information required to be furnished by the Company to the Company Shareholders and the SEC, and would make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company to the extent that they apply solely as a result of the registration of the Shares under the Exchange Act. As soon as reasonably practicable after the Effective Date, the Company will be re-registered as a private limited company under the relevant provisions of the Companies Act.
Based on the Company’s audited financial statements for the fiscal year ended December 31, 2019, the HEC Filing Persons’ interest in the Company’s net book value and net earnings is currently 19.4% ($73,783,244 and $9,363,410, respectively) and the Apollo Filing Persons’ interest in the Company’s net book value and net earnings is currently 0% ($0 and $0, respectively). At this time, the HEC Filing Persons and the Apollo Filing Persons are not able to determine their interests in the Company’s net book and net earnings following the completion of the Acquisition given that their interests will not be determined until the consummation of the Acquisition. Pursuant to the terms of the Contribution Agreement, the HEC Filing Persons’ interest in the Company’s net book value and net earnings will be between 12.5% ($47,540,750 and $6,033,125, respectively) and 25% ($95,081,500 and $12,066,250, respectively) and the Apollo Filing Persons’ interest in the Company’s net book value and net earnings will be between 75% ($285,244,500 and $36,198,750, respectively) and 87.5% ($332,785,250 and $42,231,875, respectively)” following the closing of the Acquisition.

STOCK OWNERSHIP
The following table sets forth information regarding the beneficial ownership of our shares as of December 31, 2020, for:
•
each person is known by us to beneficially own more than 5% of our shares;

•
each of our directors and director nominees;

•
each of our Named Executive Officers; and

•
all directors and executive officers as a group.

The number of shares and the percentages of beneficial ownership are based on 44,539,433 shares outstanding as of December 31, 2020, and the number of shares owned and acquirable within 60 days of December 31, 2020, by the named person, with the exception of the amounts reported in filings on Schedule 13D and 13G, which amounts are based on holdings as of the date disclosed in such filings and reported below.
To our knowledge and except as indicated in the footnotes to this table and subject to applicable laws, the persons named in this table have the sole voting and investment power with respect to all shares listed as beneficially owned by them.
Name and Address of Beneficial Owner(1)(2):	Amount(3)	Percent
Hudson Executive Capital LP and Affiliates(4)	8,652,968	19.4%
BlackRock, Inc.(5)	5,153,791	11.4%
The Vanguard Group(6)	4,261,524	9.6%
Wellington Management Group LLP(7)	4,253,143	9.5%
Van Berkom & Associates(8)	3,571,452	8.0%
Directors and Named Executive Officers:	Amount	Percent
Douglas L. Braunstein(4)	8,652,968	19.4%
Edward H. West	777,762	1.7%
Gary W. Ferrera	169,115	0.4%*
Dan Antilley	72,202	0.2%*
Stuart Mackinnon	67,427	0.2%*
Mark Rossi	54,253	0.1%*
Marc Terry	51,919	0.1%*
G. Patrick Phillips	34,741	0.1%*
Juli C. Spottiswood	29.951	0.1%*
Julie Gardner	23,576	0.1%*
Warren C. Jenson	8,088	0.0%*
Rahul Gupta	7,000	0.0%*
Michelle Moore(9)	—	0.0%*
All Directors and Executive Officers as a Group (17 persons)	10,066,402	22.6%

*
Less than 1% of our outstanding shares

(1)
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of December 31, 2020, and RSUs that are currently vested or will be vested within 60 days of December 31, 2020. Shares issuable pursuant to options and RSUs are deemed outstanding for computing the percentage of the person holding such options or RSUs but are not deemed outstanding for computing the percentage of any other person.

(2)
The address for each Named Executive Officer and director outlined in the table, unless otherwise indicated, is c/o Cardtronics plc, 2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas 77042. The address of Hudson Executive Capital LP is 570 Lexington Avenue, 35th Floor, New York, NY 10022. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

(3)
Amounts shown include 516,637 Company RSUs and Company PSUs that will vest within 60 days of December 31, 2020, as well as 189,228 exercisable options and 194,815 unvested options that will vest within 60 days of December 31, 2020.

(4)
As reported on Schedule 13D/A filed with the SEC on December 15, 2020, Hudson Executive Capital LP, a Delaware limited partnership (“Hudson Executive”), HEC Management GP LLC, a Delaware limited liability company (“Management GP”), and Douglas L. Braunstein, a citizen of the United States of America (together with Hudson Executive and Management GP, the “Reporting Persons”), beneficially own an aggregate of 8,658,920 Shares (the “Subject Shares”), as of December 15, 2020, of which 8,644,880 are owned by certain affiliated investment funds (the “HEC Funds”), over which the Reporting Persons share voting and dispositive power, 8,088 are owned solely by Mr. Braunstein and the remaining 5,952 will be owned solely by Mr. Braunstein upon the vesting of currently unvested Restricted Stock Units on March 9, 2021. The Subject Shares represent approximately 19.5% of the issued and outstanding Shares based on an aggregate of 44,495,989 Shares outstanding, which includes 44,490,037 Shares outstanding as of December 13, 2020, as disclosed in the Acquisition Agreement, and 5,952 shares issuable in connection with the vesting of the Restricted Stock Units granted to Mr. Braunstein. Hudson Executive, as the investment adviser to the HEC Funds, may be deemed to be the beneficial owner of the Subject Shares owned by the HEC Funds. Management GP, as the general partner of Hudson Executive, may be deemed to be the beneficial owner of the Subject Shares owned by the HEC Funds. By virtue of Mr. Braunstein’s position as Managing Partner of Hudson Executive and Managing Member of Management GP, Mr. Braunstein may be deemed to be the beneficial owner of the Subject Shares owned by the HEC Funds. Each of the Reporting Persons disclaims any beneficial ownership of any of the Subject Shares, except to the extent of any pecuniary interest therein. Mr. Braunstein, a member of the Company’s board of directors, was appointed to that board as a representative of the Reporting Persons. As a result, each of those persons are directors by deputization for purposes of Section 16 of the Securities Exchange Act of 1934.

(5)
As reported on Schedule 13F, dated as of September 30, 2020 and filed with the SEC on November 6, 2020, BlackRock, Inc. has sole voting power over 5,089,925 Shares and sole dispositive power over 5,153,791 Shares.

(6)
As reported on Schedule 13F, dated as of September 30, 2020, and filed with the SEC on November 16, 2020, the Vanguard Group, Inc. has shared voting power over 71,299 Shares, sole dispositive power over 4,162,807 Shares and shared dispositive power over 98,717 Shares.

(7)
As reported on Schedule 13F, dated as of September 30, 2020, and filed with the SEC on November 16, 2020, by Wellington Management Group LLP (“Wellington Management”), these Shares are owned by clients of Wellington Management. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities. Wellington Management has shared voting power over 4,041,829 Shares and shared dispositive power over 4,253,143 Shares.

(8)
As reported on Schedule 13F, dated as of September 30 2020, and filed with the SEC on November 12, 2020, Van Berkom & Associates has sole voting over 1,605,000 Shares and sole dispositive power over 3,571,452 Shares.

(9)
As reported on Form 8-K, dated December 22, 2020, and filed with the SEC on December 23, 2020, Michelle Moore notified the Board that she would be joining Wells Fargo & Company (“Wells Fargo”) as Digital Platform Leader, and consequently, would be resigning from the Board and its committees effective December 31, 2020, the date on which Ms. Moore commenced with Wells Fargo. Ms. Moore’s decision to resign was not due to any disagreements with the Company.

Transactions Related to the Shares by AGM
There have been no transactions in the Shares by AGM, BidCo or their respective directors and executive officers, within the sixty (60) days prior to the date of this proxy statement. In addition, there have been no prior purchases of Shares by AGM of the Shares during the past two (2) years.
Transactions Related to the Shares by HEC
There have been no transactions in the Shares by the HEC Filing Persons within the sixty (60) days prior to the date of this proxy statement. The following table provides information about the HEC Filing Persons’ market purchases of Shares over the past two years.
Period	Total number of shares	Range of prices paid ($)	Average price paid per shares ($)
Second Quarter 2020	517,947	18.63 – 24.75	23.15

HOUSEHOLDING OF PROXY MATERIAL
Unless Cardtronics has received contrary instructions, Cardtronics may send a single copy of this proxy statement and related notices to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate set of proxy cards or voting instructions. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce expenses.
If you would like to receive your own set of this proxy statement and related notices, follow the instructions described below.
If you are a Shareholder of Record, please contact Computershare Trust Company N.A. to inform Cardtronics of your request. If you are a Beneficial Holder, please contact your bank, broker, trust or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement.
We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Court Meeting and the General Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020, including the portions of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 1, 2020, incorporated therein by reference;

•
Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, filed with the SEC on May 8, 2020, August 6, 2020 and October 29, 2020, respectively; and

•
Our Current Reports on Form 8-K (only to the extent “filed” not “furnished”) filed with the SEC on March 24, 2020, April 1, 2020, May 8, 2020, May 15, 2020, June 1, 2020, June 3, 2020, June 15, 2020, June 30, 2020 and December 15, 2020.

Copies of any of the documents we file with the SEC may be obtained free of charge either on our website at www.cardtronics.com, by contacting our Company Secretary, Aimie Killeen, by mail to Cardtronics plc, 2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas 77042 or by telephone at (832) 308-4518.
If you would like to request documents from us, please do so at least five (5) business days before the date of the Court Meeting and the General Meeting in order to receive timely delivery of those documents prior to the Court Meeting and the General Meeting.
Because the Acquisition is a “going private” transaction, the Company and the Rollover Shareholder have filed with the SEC a Transaction Statement of Schedule 13E-3 with respect to the proposed Acquisition. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE COURT MEETING AND THE GENERAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION VERSION
ACQUISITION AGREEMENT
AMONG
CARDTRONICS PLC
AND
CATALYST HOLDINGS LIMITED
Dated as of December 15, 2020

INDEX OF DEFINED TERMS
Acquisition	A-1
Acquisition Proposal	A-44
Action	A-17
Affiliate	A-81
Agreement	A-1
Alternative Acquisition Agreement	A-81
Alternative Financing	A-61
Alternative Financing Commitment Letter	A-61
Anti-Corruption Laws	A-81
Anti-Money Laundering Laws	A-81
Antitrust or Foreign Investment Law	A-51
Applicable Date	A-11
Articles of Association	A-8
Audited Financial Statements	A-13
Bankruptcy and Equity Exception	A-10
Benefit Plan	A-81
BidCo	A-1
BidCo Disclosure Letter	A-31
BidCo Group	A-50
BidCo Guarantee	A-1
BidCo Information	A-46
BidCo Material Adverse Effect	A-70
BidCo Related Party	A-82
BidCo Termination Fee	A-76
Board	A-1
Business Day	A-82
CA 2006	A-1
Capitalization Date	A-8
Card Association	A-82
Card Association Rules	A-82
CARES ACT	A-82
Cash Consideration	A-3
Certificate of Incorporation	A-8
Circular	A-82
Clearances	A-69
Code	A-18
Commitment Letters	A-34
Company	A-1
Company Affiliate Transaction	A-29
Company Credit Facilities	A-82
Company Employees	A-18
Company Intellectual Property	A-25

Company Plan	A-18
Company PSU	A-5
Company Requisite Vote	A-82
Company Revolving Credit Facility	A-82
Company RSU	A-4
Company Share Plans	A-3
Company Shareholders	A-1
Company Shareholders Meetings	A-49
Company Shares	A-8
Company Term Credit Facility	A-83
Company Termination Payment	A-83
Compliant	A-83
Confidentiality Agreement	A-54
Consideration	A-3
Continuing Employees	A-55
Contract	A-83
Contribution Agreement	A-2
control	A-83
Court	A-83
Court Hearing	A-83
Court Meeting	A-83
Court Order	A-83
Customers	A-31
Debt Commitment Letter	A-34
Debt Financing	A-34
Debt Financing Source Related Party	A-77
Debt Financing Sources	A-34
Debt Offer	A-59
Debt Offer Documents	A-59
Debt Offers	A-59
Definitive Financing Agreements	A-60
DOJ	A-50
Effective Date	A-2
End Date	A-72
Environmental Laws	A-28
Equity Commitment Letter	A-2
ERISA	A-18
ERISA Affiliate	A-84
Exchange Act	A-11
Excluded Information	A-84
Excluded Shares	A-84
Financial Advisor	A-28
Financing	A-34
Financing Uses	A-35

FLSA	A-20
FTC	A-50
GAAP	A-84
General Meeting	A-84
Government Official	A-84
Governmental Entity	A-84
Guarantors	A-1
Hazardous Materials	A-28
Hedge Counterparty	A-67
HSR Act	A-11
Indemnified Party	A-56
Indenture	A-84
Information Privacy and Security Laws	A-84
Intellectual Property	A-85
IRS	A-18
IT Assets	A-85
JV Entity	A-7
JV Interest	A-7
knowledge	A-85
Law	A-85
Leased Real Property	A-86
Leases	A-86
Licensed Intellectual Property	A-25
Licenses	A-12
Lien	A-86
Marketing Period	A-86
Material Adverse Effect	A-87
Material Contract	A-16
Maximum Liability Amount	A-78
Multiemployer Plan	A-18
Non-U.S. Company Plans	A-19
OFAC	A-30
Options	A-3
Owned Intellectual Property	A-25
Owned Real Property	A-88
Parties	A-1
Party	A-1
Payoff Amount	A-58
Permitted Liens	A-88
Person	A-89
Personal Information	A-89
Privacy Policies	A-27
Proceeding	A-57
Proxy Statement	A-25

Real Property	A-89
Receiving Agent	A-6
Recommendation	A-47
Related Party	A-89
Required Information	A-89
Rollover Seller	A-90
Sanctioned Person	A-90
Scheduled Court Hearing Date	A-71
Scheme	A-90
SEC	A-12
SEC Reports	A-12
Securities Act	A-12
Senior Notes	A-90
Software	A-90
SOX	A-12
subsidiaries	A-90
subsidiary	A-90
Suppliers	A-30
Takeover Law	A-29
Tax Return	A-25
Taxes	A-24
Trade Laws	A-30
Transaction Documents	A-91
Transaction Litigation	A-66
Union	A-20
Voting	A-91
Warrant Documentation	A-91
Warrants	A-92
Willful Breach	A-92

ACQUISITION AGREEMENT
This ACQUISITION AGREEMENT, dated as of December 15, 2020 (this “Agreement”), is entered into by and between Cardtronics plc, a public limited company incorporated in England and Wales (registered no. 10057418) (the “Company”), and Catalyst Holdings Limited, a private limited company incorporated in England and Wales (registered no. 13078098) (“BidCo” and, together with the Company, the “Parties” and each, a “Party”).
RECITALS
WHEREAS, the Parties each desire the acquisition of the Company by BidCo (the “Acquisition”) and, subject to the terms and conditions set forth in this Agreement, have authorized the execution and delivery hereof;
WHEREAS, the board of directors of the Company (the “Board”): (i) has determined that it is in the best interests of the Company and the shareholders of the Company (the “Company Shareholders”) for the Company to enter into this Agreement and the transactions contemplated herein (including the Acquisition) in accordance with the UK Companies Act 2006 (“CA 2006”); (ii) has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the Acquisition); and (iii) intends to recommend the Acquisition to the Company Shareholders;
WHEREAS, the board of directors of BidCo: (i) has determined that it is in the best interests of BidCo and its shareholder for BidCo to enter into this Agreement and the transactions contemplated herein (including the Acquisition) in accordance with CA 2006; and (ii) has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the Acquisition);
WHEREAS, the Parties have agreed that the Acquisition will be implemented by means of the Scheme;
WHEREAS, the Scheme will result in BidCo acquiring the entire issued and to be issued share capital of the Company (other than the Excluded Shares);
WHEREAS, each director on the Board has entered into an irrevocable undertaking to vote (or, where applicable, cause to vote) in favor of the resolutions relating to the Acquisition at the Court Meeting and the General Meeting;
WHEREAS, the Rollover Seller has entered into an irrevocable undertaking to vote (or, where applicable, cause to vote) in favor of the resolutions relating to the Acquisition at the General Meeting to the extent entitled to do so;
WHEREAS, concurrently with the execution of this Agreement, Apollo Investment Fund IX, L.P., Apollo Overseas Partners (Delaware 892) IX, L.P., Apollo Overseas Partners (Delaware) IX, L.P., Apollo Overseas Partners IX, L.P. and Apollo Overseas Partners (Lux) IX, SCSP (collectively, the “Guarantors”) have entered into a limited guarantee, dated as of the date hereof, on the terms and subject to the conditions set forth therein, guaranteeing certain of BidCo’s obligations under this Agreement (the “BidCo Guarantee”);
WHEREAS, concurrently with the execution of this Agreement, the Guarantors have entered into an equity commitment letter, dated as of the date of this Agreement with BidCo (including all exhibits, schedules and annexes thereto, the “Equity Commitment Letter”);
WHEREAS, the Rollover Seller is entering into, concurrently with the execution and delivery of this Agreement, a contribution agreement (the “Contribution Agreement”) with BidCo pursuant to which, on the Effective Date, and subject to the terms and conditions contained in the Contribution Agreement, the Rollover Seller will contribute to BidCo or its designee(s) a number of Company Shares in exchange for a certain number of equity interests in BidCo or its Affiliate(s); and

WHEREAS, the Parties have agreed to take certain steps to implement the Acquisition and wish to enter into this Agreement to record their respective obligations relating to such matters;
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the Parties agree as follows:
ARTICLE I
THE ACQUISITION
Section 1.1   The Acquisition.   Subject to the terms and conditions set forth in this Agreement, the approval by the Company Shareholders at the Court Meeting and the General Meeting, and the sanction of the Scheme by the Court, upon the delivery of a copy of the Court Order to the Registrar of Companies on the Effective Date, BidCo shall acquire the Company pursuant to the Scheme. The Acquisition shall have the effects set forth in this Agreement and specified in Part 26 of CA 2006 and shall result in the acquisition by BidCo of the entire issued and to be issued share capital of the Company, other than the Excluded Shares, by way of the Scheme. Subject to the provisions of this Agreement, the Company shall use its reasonable best efforts to implement the Scheme in accordance with the terms of this Agreement, and to consult with BidCo in relation to such implementation. Except as otherwise permitted by this Agreement, the Company shall not, and shall cause each of its subsidiaries or Representatives not to knowingly take any action that would reasonably be expected to result in the Acquisition being frustrated or in Company Shareholders being denied the opportunity to decide on its merits.
Section 1.2   Effective Date.   Subject to the provisions of this Agreement, two (2) Business Days after the date the Court sanctions the Scheme, or such other time as the Parties may agree in writing, the Company will deliver, or cause to be delivered, a copy of the Court Order to the Registrar of Companies and the Acquisition shall become effective at the time when the Court Order has been so delivered (the “Effective Date”).
Section 1.3   Directors, Officers and Actions of the Board.
(a)   On the Effective Date, the Company shall deliver resignation letters (subject to the Scheme becoming effective in accordance with its terms) in the agreed form from the directors and/or secretary (if any) of the Company and its applicable subsidiaries, identified by BidCo to the Company in writing at least five (5) Business Days prior to the Effective Date.
(b)   At or prior to the Effective Date (subject to the Effective Date taking place), the Company shall cause that at a duly convened meeting of the Board (or a duly appointed committee thereof) it will be resolved that:
(i)   the Acquisition and the Scheme will be approved for registration in the Company’s shareholder and other statutory registers;
(ii)   any resignations pursuant to Section 1.3(a) will be approved;
(iii)   any appointments of directors and/or secretary (if any) to the boards of the Company or its applicable subsidiaries, effective as of the Effective Date, identified by BidCo to the Company in writing at least five (5) Business Days prior to the Effective Date, will be approved; and
(iv)   the disposition of any Company Shares (including derivative securities) pursuant to the Acquisition by each individual who is subject to Section 16 as an officer or director of the Company under the Exchange Act will be exempt under Rule 16b-3 promulgated under the Exchange Act to the fullest extent available, as reasonably required under applicable Law.

ARTICLE II
EFFECT OF THE ACQUISITION ON THE SHARE CAPITAL
OF THE COMPANY
Section 2.1   Acquisition Consideration.   BidCo hereby covenants that, in accordance with the terms and conditions of the Scheme: (i) on or prior to the Effective Date, BidCo shall deposit, or shall cause to be deposited, with the Receiving Agent (as defined below) for the benefit of the Company Shareholders a cash amount in immediately available funds equal to $35.00 in cash per share subject to the Scheme (being all Company Shares minus the Excluded Shares) (the “Consideration”); provided that BidCo and the Company shall work together to utilize available cash of the Company and its subsidiaries to fund a portion of the Consideration to be deposited with the Receiving Agent; and (ii) after the Effective Date, BidCo shall cause, subject to and in accordance with Section 2.2, the payment by the Company of all amounts payable to holders of awards pursuant to Section 2.2 (the amounts set forth in the foregoing clauses (i) and (ii) together, in the aggregate, the “Cash Consideration”).
Section 2.2   Treatment of Options, Company RSUs and Company PSUs.
(a)   Options.   Immediately prior to the Effective Date, each then-outstanding option to purchase Company Shares (each, an “Option”) granted under any director or employee stock option or compensation plan or arrangement of the Company (collectively, the “Company Share Plans”) prior to calendar year 2021, whether or not vested, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company shall pay to each former holder of any such Option an amount in cash equal to the product of (i) the excess, if any, of the Consideration over the applicable exercise price per Company Share of such Option and (ii) the number of Company Shares subject to such Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date. Each Option outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Option”) shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “Option Cash Out Award”) equal to the product of (i) the excess, if any, of the Consideration over the applicable exercise price per Company Share of such 2021 Option and (ii) the number of Company Shares subject to such 2021 Option, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Option would have otherwise vested and become exercisable in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date; provided, that if the employment or service of the grantee of such Option Cash Out Award is terminated prior to any vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Option was granted, which definitions shall be the same as the definitions in the Option award agreements evidencing the grants made in calendar year 2020), then the Option Cash Out Award shall fully vest as of the date of such termination of employment or service and be paid within thirty days following such termination. For the avoidance of doubt, any Option which has a per Company Share exercise price that is greater than or equal to the Consideration shall be cancelled on the Effective Date for no consideration or payment.
(b)   Immediately prior to the Effective Date, each then-outstanding award for restricted stock units with respect to Company Shares that vests solely based on the passage of time (each, a “Company RSU”) granted under any Company Share Plan prior to calendar year 2021, whether or not vested, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company shall pay to each former holder of any such award of Company RSUs an amount in cash equal to the product of (i) the Consideration and (ii) the number of Company Shares subject to such Company RSU award, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each award of Company RSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “RSU Cash Out Award”) equal to the product of (i) the Consideration and (ii) the number of Company Shares subject to such award of 2021 Company RSUs, payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company RSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date; provided, that if the employment or service of the grantee of such RSU Cash Out Award is terminated prior to any vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Company RSU was granted, which definitions shall be the same as the definitions in the Company RSU award agreements evidencing the grants made in calendar year 2020), then the RSU Cash Out Award shall fully vest as of the date of such termination of employment or service and be paid within thirty (30) days following such termination.
(c)   Immediately prior to the Effective Date, each then-outstanding award for restricted stock units with respect to Company Shares that vests based on both performance and the passage of time (each, a “Company PSU”) granted under any Company Share Plan prior to calendar year 2021, whether or not vested, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive, and the Company shall pay to each former holder of any such award of Company PSUs an amount in cash equal to the product of (i) the Consideration and (ii) the number of Company Shares subject to such Company PSU award (with such number of Company Shares based on the greater of the target level achievement and the actual level of achievement of any performance goals as determined by the Board immediately prior to the Effective Date based on pro-rated performance goals to account for any shortened performance period), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after the Effective Date (or at such later date as required under Section 409A of the Code). Each award of Company PSUs outstanding immediately prior to the Effective Date that was granted in calendar year 2021 (the “2021 Company PSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (the “PSU Cash Out Award”) equal to the product of (i) the Consideration and (ii) the number of Company Shares subject to such 2021 Company PSU (with such number of Company Shares based on the target level achievement), payable (without any crediting of interest for the period from the Effective Date through the date of payment) as soon as reasonably practicable (but no later than the first payroll date) after each date that such 2021 Company PSU would have otherwise vested in accordance with its terms but only if such conditions to vesting are satisfied prior to each such vesting date (excluding any performance conditions); provided, that if the employment or service of the grantee of such PSU Cash Out Award is terminated prior to each such vesting date by BidCo or one of its Affiliates without Cause or as a result of death or Disability (each as defined in the award agreement pursuant to which the 2021 Company PSU was granted, which definitions shall be the same as the definitions in the Company PSU award agreements evidencing the grants of Company PSUs made in calendar year 2020), then the PSU Cash Out Award shall fully vest as of the date of such termination of employment or service and be paid within thirty (30) days following such termination.
(d)   The Company shall pay the holders of Options, Company RSUs and Company PSUs the cash payments described in this Section 2.2 through the Company’s payroll system (if applicable) as described in Section 2.2(a), Section 2.2(b) and Section 2.2(c), respectively.
(e)   Corporate Actions.   On or prior to the Effective Date, the Company, the Board and the compensation committee of the Board, as applicable, shall adopt any resolutions and take all such lawful actions as may be reasonably necessary to provide for and give effect to the transactions contemplated by this Section 2.2. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement shall not provide any holder of an award or right under any Company Share Plan with the right to acquire any capital stock or other equity interest in the Company, BidCo or any of their respective Affiliates.
Section 2.3   Payment of Consideration.
(a)   Receiving Agent.   Prior to the Effective Date, BidCo shall enter into an agreement in form and substance reasonably acceptable to the Company with a paying agent selected by BidCo with the Company’s prior approval, which approval shall not be unreasonably conditioned, withheld or delayed, to act as agent for the Company Shareholders in connection with the Acquisition (the “Receiving Agent”) to receive payment of the Consideration to which the Company Shareholders shall become entitled. BidCo shall pay all costs, fees and expenses incurred in connection with the retention and engagement of the Receiving Agent.
(b)   Payment Procedures.   The Consideration to which each Company Shareholder is entitled (less any required deductions as provided in Section 2.4) will be transferred to such Person by the Receiving Agent from the funds received by BidCo pursuant to the agreement entered into between BidCo and the Receiving Agent with respect to such role hereunder (on customary terms) and in accordance with the Scheme, with all funds to be dispatched as soon as possible and, in any event, not later than the fourteenth (14th) day following the Effective Date to the Person entitled to it electronically or at the address as appearing in the register of members of the Company at the Voting Record Time and made in U.S. dollars. As of the Voting Record Time, each holding of Company Shares credited to any stock account in the Depository Trust Company (“DTC”) will be disabled and all Company Shares will be removed from DTC in due course. None of the Company, BidCo, any nominee(s) of BidCo or any of their respective agents shall be responsible for any loss or delay in the transmission of payments sent by the Receiving Agent as described above, and such payments shall be sent at the risk of the Person entitled to it.
(c)   Special Payment Procedures for DTC.   Prior to the Effective Date, BidCo and the Company shall cooperate to establish procedures with the Receiving Agent and DTC to ensure that the Company Shares held of record by DTC or its nominee will receive payment in immediately available funds in accordance with the Scheme and any other applicable Laws.
Section 2.4   Withholding Rights.   Each of the Receiving Agent, the Company and BidCo shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares, Options, Company RSUs or Company PSUs such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld by the Receiving Agent, the Company or BidCo, as the case may be, such deducted or withheld amounts (i) shall be remitted by BidCo or the Company, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares, Options, Company RSUs or Company PSUs (as the case may be) in respect of which such deduction and withholding was made by the Receiving Agent, the Company or BidCo, as the case may be. Prior to making any deduction or withholding with respect to non-compensatory payments, the withholding party will notify the Person in respect of such deduction or withholding, provide such Person a reasonable opportunity to deliver documentation to eliminate or reduce any such required deduction or withholding and otherwise use its reasonable best efforts to cooperate with such Person to minimize or eliminate any such deduction or withholding.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to BidCo that, except (i) as disclosed in the SEC Reports filed with, or furnished to, the SEC on or after January 1, 2019 and not less than five (5) Business Days prior to the date of this Agreement and only as and to the extent disclosed therein (and excluding any disclosures set forth in the SEC Reports (x) under the captions “Risk Factors,” “Forward-Looking Statements” or “qualitative or quantitative disclosure about market risk” and (y) in any other section relating to forward-looking statements to the extent they are cautionary, protective, predictive or forward-looking in nature), it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4 or Section 3.20 of this Agreement or (ii) as set forth on the corresponding sections or subsections of the disclosure letter delivered to BidCo by the Company concurrently with entering into this Agreement (the “Company Disclosure Letter”), it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is readily apparent on the face of such disclosure:
Section 3.1   Organization and Qualification; Subsidiaries.
(a)   Each of the Company and each subsidiary of the Company is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or present conduct of its business requires such qualification, except in each case where the failure to be so qualified or, to the extent such concept is applicable, in good standing, would not have, or reasonably be expected to have, a Material Adverse Effect.
(b)   Section 3.1(b) of the Company Disclosure Letter sets forth (x) a true, correct and complete list of each of the Company’s subsidiaries, indicating its jurisdiction of organization and the ownership interest of the Company in each such subsidiary, as well as the ownership interest of any other Person or Persons in each such subsidiary and (y) a true, correct and complete list of each other corporation, partnership, limited liability company or other Person that is not a subsidiary but in which the Company, directly or indirectly, holds an equity interest (each such Person in this clause (y), a “JV Entity”), the ownership interest of the Company in each JV Entity, the jurisdiction of organization of each such JV Entity and, to the knowledge of the Company, as of the date hereof, the ownership interest of any other Person or Persons in each such JV Entity.
(c)   All the outstanding shares of share capital or voting securities of, or other equity interests in, each of the Company’s subsidiaries have been validly issued and are owned, directly or indirectly, by the Company, by another subsidiary of the Company or by the Company and another subsidiary of the Company, free and clear of all Liens, and free of any other restriction (including any restriction on the right to vote, sell or otherwise transfer or dispose of such share capital, voting securities or other equity interests), except for such transfer restrictions of general applicability as may be provided under the Securities Act and other applicable securities Laws, and Liens that will be released on or prior to the Effective Date, and are validly issued, fully paid, non-assessable and free of preemptive rights. No such subsidiary is bound by any outstanding subscriptions, options, warrants, calls, commitments or Contracts of any character calling for the purchase or issuance of shares of share capital or other equity interests of such subsidiary or any securities representing the right to purchase or otherwise receive any shares of share capital or any other equity security of such subsidiary.
(d)   Except as set forth in Section 3.1(b) of the Company Disclosure Letter, neither the Company nor any subsidiary of the Company owns, directly or indirectly, any share capital or voting securities of, or other equity interests in, or has any direct or indirect equity participation or similar interest in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interests in, any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity, nor is the Company or any subsidiary of the Company under any current or prospective obligation to form or participate in, provide funds, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation to any Person (other than routine intercompany cash management practices among wholly owned subsidiaries of the Company).
Section 3.2   Organizational Documents.   The Company has made available to BidCo, prior to the date hereof, true, correct and complete copies of the certificate of incorporation, as amended to date (the “Certificate of Incorporation”), and the articles of association (the “Articles of Association”), of the Company, and equivalent organizational or governing documents of all of the Company’s subsidiaries. Each of the foregoing documents is in full force and effect, and neither the Company nor any of its subsidiaries is in violation of any provision of the foregoing documents.
Section 3.3   Capitalization.   The authorized share capital of the Company consists of 62,000,000 A ordinary shares, nominal value $0.01 per share (the “Company Shares”).
(a)   As of December 13, 2020 (the “Capitalization Date”):
(i)   no preferred shares of the Company were authorized, issued or outstanding;
(ii)   44,490,037 Company Shares were issued and outstanding and no Company Shares were held by the Company in its treasury;

(iii)   there were (A) 584,465 Company Shares underlying outstanding Options, (B) 614,003 Company Shares underlying outstanding Company RSUs and (C) 1,298,217 Company Shares underlying outstanding Company PSUs (assuming performance achieved at target) and 2,031,432 Company Shares underlying outstanding Company PSUs (assuming performance achieved at and maximum numbers); and
(iv)   a total of 2,207,623 Warrants are outstanding with a strike price of $73.29.
(b)   From the close of business on the Capitalization Date until the date of this Agreement, no options to purchase Company Shares have been granted and no Company Shares have been issued, except for Company Shares issued pursuant to the exercise or vesting of Options or the vesting or settlement of Company RSUs or Company PSUs, in each case in accordance with the terms of the Company Share Plans. Section 3.3(b) of the Company Disclosure Letter sets forth, as of the Capitalization Date, a list of all holders of award agreements issued under the Company Share Plan and, with respect to each, the type of award, the date of grant, the number of Company Shares subject to such award, the accrued but unpaid dividends or dividend equivalent units corresponding to such awards and, with respect to the Options, the price per share at which such Option may be exercised.
(c)   All outstanding Company Shares are duly authorized, validly issued, fully paid, and are not subject to and were not issued in violation of any pre-emptive or similar rights, purchase options, call or right of first refusal or similar right. All Company Shares that are subject to issuance in Section 3.3(a), upon issuance prior to the Effective Date in accordance with the terms and subject to the conditions specified in the instruments under which they are issuable (x) are, or upon issuance will be, duly authorized and validly issued and fully paid and free of preemptive rights and (y) are, to the extent owned directly or indirectly by the Company, owned free and clear of any Liens and transfer restrictions, except for such transfer restrictions of general applicability as may be provided under the Securities Act and other applicable securities Laws and Liens that will be released on or prior to the Effective Date. Each of the outstanding Company Shares or other equity interests of each of the Company’s subsidiaries is duly authorized, validly issued, fully paid and all such shares or other equity interests are owned by the Company or a subsidiary of the Company and are owned free and clear of all Liens, agreements, transfer restrictions, limitations in voting rights, charges or other encumbrances of any nature whatsoever, except for such transfer restrictions of general applicability as may be provided under the Securities Act and other applicable securities Laws and Liens that will be released on or prior to the Effective Date.
(d)   Except as set forth in Section 3.3(a) or in Section 3.3(b) of the Company Disclosure Letter, there are no outstanding subscriptions, options, warrants, calls, puts, convertible securities, exchangeable securities or other similar rights, agreements or commitments to which the Company or any of its subsidiaries is a party (i) obligating the Company or any of its subsidiaries to (A) issue, transfer, exchange, sell or register for sale any shares of share capital or other equity interests, including restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other interest of the Company or any subsidiary of the Company or securities convertible into or exchangeable for such shares or interests, (B) grant, extend or enter into any such subscription, option, warrant, call, put, convertible securities, exchangeable securities or other similar right, agreement or commitment relating to the share capital or other equity interests of the Company or any of its subsidiaries or (C) redeem or otherwise acquire any such shares of share capital or other equity interests or (ii) granting any preemptive, antidilutive, rights of first refusal or similar rights with respect to any security issued by the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has outstanding any bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or which are convertible or exchangeable into or exercisable for securities having the right to vote) with the Company Shareholders on any matter. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting or registration of the share capital or other equity interest of the Company or any of its subsidiaries. The Company has not issued or repurchased any shares of its share capital (other than in connection with the exercise, vesting or settlement of any Options, Company RSUs or Company PSUs in accordance with their respective terms) or, other than as disclosed in Section 3.3(a) or Section 3.3(b) of the Company Disclosure Letter, or as expressly permitted pursuant to Section 5.1(b)(xiv), granted any awards to acquire Company Shares under any equity incentive plan of the Company which remain outstanding.

(e)   The Company has made available to BidCo true, correct and complete copies of all proxies, powers of attorney, custodial agreements or other commitments or agreements that grant the Company a voting proxy with respect to its non-wholly owned subsidiaries. There are no voting trusts, proxies or similar agreements, arrangements or commitments to which the Company or any of its subsidiaries is a party with respect to the voting of any shares of share capital of the Company or any of its subsidiaries. Except for awards to acquire Company Shares under any equity incentive plan of the Company and its subsidiaries, neither the Company nor any of its subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Shareholders or the holders of voting securities of the Company on any matter.
(f)   All dividends and distributions (including dividend equivalents) on shares of the share capital of the Company or other securities of the Company or any of its subsidiaries that have been declared or authorized prior to the date hereof have been paid in full.
(g)   There are no voting trusts, “poison pill” or other similar “Company Shareholder rights plans” or other agreements, understandings or Contracts to which the Company or any of its subsidiaries is a party with respect to the voting of the share capital or other equity interest of the Company or any of its subsidiaries.
Section 3.4   Authority.   The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to perform (or cause to be performed) its obligations hereunder and to consummate the Acquisition and the other transactions contemplated hereby, subject only to the Company Requisite Vote. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by BidCo, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at Law) and any implied covenant of good faith and fair dealing (the “Bankruptcy and Equity Exception”). The Board, at a duly called and held meeting, has (i) determined that this Agreement and the transactions contemplated hereby, including the Acquisition, are in the best interests of the Company and the Company Shareholders, (ii) approved the execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition, (iii) resolved to make the Recommendation and (iv) directed that this Agreement be submitted to the Company Shareholders at the Company Shareholders Meetings for their adoption and approval. The only vote or approval of the holders of any class or series of capital stock of the Company or any of its subsidiaries which is required to adopt and approve this Agreement and the transactions contemplated hereby, including the Acquisition, is the Company Requisite Vote and except for the Company Requisite Vote, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby, including the Acquisition.
Section 3.5   No Conflict; Required Filings and Consents.
(a)   Except as set forth in Section 3.5(a) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company, and the consummation of the Acquisition and the other transactions contemplated hereby do not and will not (i) breach or violate the Articles of Association or other organizational or governing documents of the Company or any of its subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by subsection (b) below have been obtained and that all filings described in such clauses have been made, conflict with or violate any provision of any Law or any rule or regulation applicable to the Company or any of its subsidiaries or by which its or any of their respective properties or assets are bound or (iii) result in any breach or violation of, constitute a default or require a consent (with notice or lapse of time, or both) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, or result in the creation of a Lien (except a Permitted Lien) on any of the assets of the Company pursuant to, any Contract or Lease to which the Company or any of its subsidiaries is a party or to which their respective properties or assets are bound, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, loss, right or other occurrence which would not have, or reasonably be expected to have, a Material Adverse Effect.

(b)   The execution, delivery and performance of this Agreement by the Company and the consummation of the Acquisition and the other transactions contemplated hereby by the Company do not and will not require any consent, approval, authorization, declaration or permit of, action by, filing with or notification to, any Governmental Entity except for (i) compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated thereunder (including the filing of the Proxy Statement and the Circular), state securities, Takeover Laws and “blue sky” Laws, and CA 2006, (ii) compliance with and filings or notifications by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and the Antitrust and Foreign Investment Laws of Australia, Canada, South Africa, New Zealand and the European Union, (iii) the applicable rules, regulations and requirements of Nasdaq, (iv) the Company Requisite Vote and the filing of the Court Order with the Registrar of Companies of England and Wales and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not have, or reasonably be expected to have, a Material Adverse Effect.
Section 3.6   Compliance with Law; Licenses.
(a)   The Company and each of its subsidiaries are not, and since January 1, 2018 (the “Applicable Date”) have not been, in material violation of, and are, and since the Applicable Date have been, in compliance with, any Law applicable to the Company or any of its subsidiaries or any of their respective assets, businesses or properties, except for instances of non-compliance that would not have, or reasonably be expected to have, a Material Adverse Effect.
(b)   The Company and each of its subsidiaries hold all permits, licenses, authorizations, exemptions, exceptions, certificates, orders, consents, grants, approvals and franchises from Governmental Entities required for the Company and its subsidiaries to conduct their respective businesses and own, lease and operate their respective assets and properties as they are now being conducted (the “Licenses”) and all Licenses are in full force and effect, in each case except as would not have, or reasonably be expected to have, a Material Adverse Effect. Since the Applicable Date, none of the Company or any of its subsidiaries has received any written notice from any Governmental Entity threatening to suspend, revoke, withdraw or modify any of the Licenses, except for any of the Licenses the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect. The Company and its subsidiaries are, and since the Applicable Date have been, in compliance with the terms and conditions of the Licenses, except for any such Licenses the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect. No suspension or cancellation of any of the Licenses is pending or, to the knowledge of the Company, threatened, except for any such Licenses the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect. Section 3.6(b) of the Company Disclosure Letter sets forth as of the date hereof a list of all of the Licenses.
(c)   The consummation of the transactions contemplated hereby shall not result in any conflict, default or violation of any Licenses, except for any such Licenses the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect.
Section 3.7   SEC Filings; Financial Statements; Undisclosed Liabilities.
(a)   The Company has filed or furnished on a timely basis all registration statements, forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) in each case required to be filed or furnished on or prior to the date hereof by it with the U.S. Securities and Exchange Commission (the “SEC”) since the Applicable Date through the date hereof (all such registration statements, forms, reports, statements, certificates and other documents filed since the Applicable Date, including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the “SEC Reports”). As of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act (as defined below)) and as of their respective SEC filing dates (in the case of all other SEC Reports), or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 (“SOX”), as the

case may be, and the applicable rules and regulations promulgated thereunder and (ii) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, SOX and other applicable Law, each as in effect on the date of any such filing. As of the time of filing with the SEC (or, if amended prior to the date of this Agreement, as of the date of such amendment), none of the SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state any material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that the information in such SEC Reports has been amended or superseded by a later SEC Report filed prior to the date of this Agreement. There are no outstanding or unresolved comments in comment letters received from the SEC or its staff. There has been no material correspondence between the SEC and the Company since the Applicable Date that is not set forth in the SEC Reports or that has not otherwise been disclosed to BidCo prior to the date hereof. None of the SEC Reports is the subject of ongoing SEC review and there are no inquiries or inspections by the SEC regarding the accounting practices of the Company. No subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any periodic forms, reports, schedules, statements or other documents with the SEC. Since the Applicable Date, subject to any applicable grace period, the Company has been in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq.
(b)   True, correct and complete copies of the audited consolidated financial statements of the Company (including all notes thereto) and its subsidiaries included in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019 (the “Audited Financial Statements”) included in the SEC Reports and filed with the SEC complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof (taking into account the notes thereto) and the consolidated statements of operations, cash flows and Company Shareholders’ equity for the periods indicated. The unaudited consolidated financial statements of the Company (including any related notes thereto) for all interim periods included in the Company’s quarterly reports on Form 10-Q filed with the SEC since the Applicable Date and included in the SEC Reports complied in all material respects with the applicable accounting requirements and the rules and regulations of the SEC, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be specifically indicated in the notes thereto and except for the absence of certain footnote disclosures (none of which if presented would materially differ from those presented in the Audited Financial Statements) and normal and recurring year-end adjustments that are not material as permitted by GAAP) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof (taking into account the notes thereto) and the consolidated statements of operations and cash flows for the periods indicated (subject to normal and recurring year-end adjustments as permitted by GAAP, none of which would be material individually or in the aggregate). Since January 1, 2018, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP, except as described in the notes thereto. From the Applicable Date through the date hereof, neither the Company nor any Representative of the Company has received any material complaint, allegation, assertion or claim, regarding deficiencies in the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls.
(c)   The Company has established and maintains disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 of the Exchange Act. Such disclosure controls and procedures are designed and effective to ensure that material information required to be disclosed in the Company’s periodic reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents. The Company is, and has been since the Applicable Date, in compliance in all material respects with the applicable provisions of SOX and the applicable listing and corporate governance rules and regulations of Nasdaq. Neither the Company nor any of its subsidiaries has outstanding, or has arranged any outstanding “extensions of credit” to directors or executive officers of the Company prohibited by Section 402 of SOX. Since the Applicable

Date through the date hereof, the Company has not identified (i) any material weakness or significant deficiency in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The principal executive officer of the Company and the principal financial officer of the Company each has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, as applicable, with respect to the SEC Reports, and the statements contained in such certifications were accurate as of the date they were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.
(d)   Except (i) as disclosed, reflected, accrued or specifically and adequately reserved against in the consolidated balance sheet of the Company and its subsidiaries dated September 30, 2020 included in the SEC Reports, (ii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement, (iii) for liabilities or obligations expressly contemplated by this Agreement and (iv) liabilities or obligations that would not have, or reasonably be expected to have, a Material Adverse Effect, neither the Company nor any of its subsidiaries has any liabilities or obligations (whether accrued, contingent, determined, absolute or otherwise, whether due or that may become due) of a nature required by GAAP to be reflected in a consolidated balance sheet or disclosed in the notes thereto. There are no unconsolidated subsidiaries of the Company. Neither the Company nor any of its subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the Securities Act.
Section 3.8   Contracts.
(a)   Except (x) for this Agreement, (y) for a Company Plan or the Company Share Plans and (z) as set forth in Section 3.8(a) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is party to or bound by, or has any property or asset bound by, any Contract, as of the date of this Agreement, that:
(i)   would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K of the Securities Act or disclosed by the Company on a Current Report on Form 8-K, Annual Report on Form 10-K or Quarterly Report on Form 10-Q that has not been filed or incorporated by reference in the SEC Reports;
(ii)   contains any covenant that materially restricts the ability of the Company or any of its subsidiaries, taken as a whole, to (A) engage in any business, (B) compete in any business or with any Person, (C) operate in any geographic area or (D) solicit or hire any employee or consultant other than pursuant to non-disclosure agreements entered into in the ordinary course of business;
(iii)   is a joint venture, partnership, limited liability or other similar agreement or arrangement or Contract relating to the formation, creation, operation, management or control of any partnership, joint venture, limited liability company or other similar agreements or arrangements or Contracts;
(iv)   is an indenture, credit agreement, loan agreement, security agreement, guarantee, bond, mortgage or other Contract (including any swap or hedge agreements) relating to indebtedness of the Company or any of its subsidiaries (for the avoidance of doubt, other than Contracts related to vault cash arrangements), in each case, in excess of $1,000,000;
(v)   is a Contract related to vault cash arrangements with any financial institution;
(vi)   is a settlement, conciliation or similar Contract with any Governmental Entity;
(vii)   requires the Company or any of its subsidiaries, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned subsidiaries) in any such case which is in excess of $500,000;
(viii)   prohibits the payment of dividends or distributions in respect of the share capital of the Company or any of its subsidiaries, prohibits the pledging of the share capital of the Company or any subsidiary of the Company or prohibits the issuance of guarantees by the Company or by any subsidiary of the Company;

(ix)   (A) contains “most favored nation” pricing provisions which impose obligations on the Company or any of its subsidiaries with any third party, or (B) grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to any Person other than the Company or any of its subsidiaries;
(x)   has resulted in payments by the Company and its subsidiaries to vendors of more than $2,000,000 in the aggregate for the 12 month period ending June 30, 2020 (other than this Agreement, Contracts subject to clause (iv) above, purchase orders for the purchase of inventory and/or equipment in the ordinary course of business or Leases);
(xi)   has given rise to aggregate revenue (including termination fees) by the Company and its subsidiaries under such Contract(s) of more than $2,000,000 during fiscal year 2019;
(xii)   with respect to any acquisition and divestiture pursuant to which the Company or any of its subsidiaries has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations, in each case, that would reasonably be expected to result in payments in excess of $2,000,000;
(xiii)   involving the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or share capital or other equity interests for aggregate consideration under such Contract of at least $1,000,000 individually, or $2,000,000 in the aggregate;
(xiv)   is between the Company or any of its subsidiaries, on the one hand, and any director or officer of the Company or any Person beneficially owning five percent (5%) or more of the outstanding Company Shares, on the other hand, except for any Company Plan and any Contracts entered into on arm’s-length terms in the ordinary course of business;
(xv)   requires a consent to or otherwise contains a provision relating to a “change of control” or that would or could reasonably be expected to prevent, delay or impair the consummation of the transactions contemplated herein, including the Acquisition;
(xvi)   involves the payment of royalties to, or receipt of royalties from, any Person (other than the Company or any of its subsidiaries) of more than $1,000,000 in the aggregate pursuant to a license that is material to the Company and its subsidiaries taken as a whole; or
(xvii)   is a Contract pursuant to which any third party grants to the Company or any of its subsidiaries a license, right or covenant not to sue with respect to any Licensed Intellectual Property that is material to the Company and its subsidiaries taken as a whole (other than (1) intercompany licenses between the Company and any of its subsidiaries, (2) licenses for Open Source Software or (3) licenses for Software that is generally commercially available on standard terms for less than $300,000 (based on the dollar value of expenditures from fiscal year 2019)).
Each Contract required to be set forth in Section 3.8(a) of the Company Disclosure Letter is referred to herein as a “Material Contract”. For purposes of this Section 3.8(a), “Contract” shall mean a Contract, group or series of related Contracts and shall require disclosure thereof.
(b)   Each of the Material Contracts is valid and binding on the Company and each of its subsidiaries party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, enforceable in accordance with its terms, except that such enforcement is subject to the Bankruptcy and Equity Exception. Neither the Company nor any of its subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew, or renegotiate in any material respects the terms of any such Material Contract (except in accordance with the terms thereof). Neither the Company nor any of its subsidiaries is in breach of or default under any Material Contract and no event or condition has occurred that constitutes or, with the lapse of time or the giving of notice or both, would constitute, a default thereunder by the Company or any of its subsidiaries or any other party thereto, except in each case for such violations, breaches, events or conditions that would not have, or reasonably be expected to have, a Material Adverse Effect. To the knowledge of the Company, no other party to any Material Contract is in breach of or default under such Material Contract and no event or condition has occurred that constitutes or, with the lapse of time or the giving of notice or both, would constitute, a default thereunder by such other party. Neither the Company nor any of its subsidiaries has received written notice of any breach or default or any such event or condition described in the two (2) preceding sentences with respect to any Material Contract. The Company has made available to BidCo true, correct and complete copies of all Material Contracts.
Section 3.9   Absence of Certain Changes or Events.   Except as contemplated by this Agreement, since December 31, 2019 through the date of this Agreement, (a) there has not been a Material Adverse Effect, (b) other than the COVID-19 Response, (i) the business of the Company and its subsidiaries has been carried on and conducted in the ordinary course of business and (ii) none of the Company or any of its subsidiaries has taken any action that has had, or would reasonably be expected to have, a Material Adverse Effect and (c) none of the Company or any of its subsidiaries has taken or agreed to take any action that, if taken after the date hereof, would require the consent of BidCo pursuant to any of clauses (i), (iv), (x), (xiii), (xv), (xvi), (xviii), (xxii) or (xxviii) of Section 5.1(b).
Section 3.10   Absence of Litigation.   There are no suits, claims, actions, proceedings or arbitrations (each, an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective assets or properties at Law or in equity, as of the date hereof (i) with a potential liability of more than $500,000, (ii) that would reasonably be expected to result in injunctive relief against the Company or any of its subsidiaries or (iii) that would reasonably be expected to result in criminal sanctions against the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries nor any of their respective material properties is or is subject to any order, writ, judgment, injunction, decree or award as of the date hereof. There are no Actions pending or, to the knowledge of the Company, threatened as of the date hereof that seek to materially interfere with or delay the consummation of the transactions contemplated by this Agreement. There is no material inquiry, investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its subsidiaries as of the date hereof. Except as set forth in Section 3.9(b)(i) of the Company Disclosure Letter, within the past three (3) years, there have been no material judgments, orders or settlements (including monetary settlements of more than $500,000 paid to a plaintiff or group of plaintiffs, injunctive relief or the imposition of criminal sanctions) to which the Company or any of the Company’s subsidiaries is a party (other than as a beneficiary) or by which any of their assets or properties is bound as of the date hereof. As of the date hereof, no director or officer of the Company or any of its subsidiaries is a defendant in any Action to which the Company or any of its subsidiaries is not also a defendant, including as a nominal defendant, in connection with his or her status as a director or officer of the Company or any of its subsidiaries.
Section 3.11   Company Plans.
(a)   Section 3.11(a) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of each material Company Plan. For purposes of this Agreement, a “Company Plan” is any Benefit Plan: (i) under which any current, former or retired employee or director of the Company or any of its subsidiaries (collectively, the “Company Employees”) or individual or sole proprietorship serving as a consultant or independent contractor to the Company or any of its subsidiaries has any present or future right to benefits and that is contributed to (or required to be contributed to), sponsored or maintained by the Company or any of its subsidiaries; or (ii) with respect to which the Company or any of its subsidiaries has any actual or contingent liability. For purposes of the representations and warranties set forth in this Section 3.11(a), references to “Company Plan” shall not include any “multiemployer plan” (within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (a “Multiemployer Plan”), to which the Company or any of its subsidiaries or any of their respective ERISA Affiliates contributes (or is required to contribute to) or any Benefit Plan maintained by a Governmental Entity.
(b)   With respect to each material Company Plan, the Company has made available to BidCo, including through filings with the SEC, a true, correct and complete copy thereof (or, to the extent no such copy exists, an accurate written description) and, to the extent applicable, including all amendments thereto, (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter, if any, received from the Internal Revenue Service (the “IRS”) and (iii) for the most recent year, (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any.

(c)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, (i) each Company Plan has been established, registered, amended, funded, invested, maintained and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable Laws, (ii) with respect to each Company Plan, there are no Actions (other than routine claims for benefits in the ordinary course of business), audits by, on behalf of or against any Company Plan or any trusts related thereto, pending or, to the knowledge of the Company, threatened and (iii) all contributions or other amounts payable by the Company or any of its subsidiaries with respect to each Company Plan that are due, have been paid in accordance with applicable Law and, if not due, have been paid or accrued in accordance with GAAP. Each Company Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter to that effect from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and to the knowledge of the Company, no circumstances exist which would reasonably be expected to adversely affect such qualification. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, each Company Plan that is maintained for employees located outside of the U.S. and which is intended to qualify for tax-preferred or tax-exempt treatment has been duly registered in accordance with applicable Laws, and, to the knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to adversely affect the tax status of any such plan.
(d)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, each Company Plan that is a “nonqualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been administered in compliance with the operational and documentary requirements of Section 409A of the Code and the regulations thereunder.
(e)   Neither the Company nor any of its subsidiaries is party to, or is otherwise obligated under, any plan, policy, agreement or arrangement that provides for the gross-up or reimbursement of Taxes imposed under Section 409A or 4999 of the Code (or any corresponding provisions of foreign, state or local Law relating to Tax).
(f)   Neither the Company, any Company Plan nor any trustee, administrator or other third party fiduciary and/or party-in-interest thereof has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which would reasonably be expected to subject the Company, any ERISA Affiliate or any Company Plan to any tax or penalty on prohibited transactions imposed by Section 4975 of the Code (or any corresponding provisions of Law), except as would not have, or reasonably be expected to have, a Material Adverse Effect.
(g)   No Company Plan is or has within the last six (6) years been subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA, and none of the assets of the Company or any ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 302 of ERISA or Section 412(n) of the Code. Neither the Company nor any of its subsidiaries has incurred or is expected to incur any liability under subtitles C or D of Title IV of ERISA with respect to any ongoing, frozen or terminated “single-employer plan” within the meaning of Section 4001(a)(15) of ERISA, currently or within the last two (2) years maintained by any of them or any ERISA Affiliate.
(h)   Neither the Company nor any ERISA Affiliate maintains, sponsors, participates in or contributes to, or is obligated to contribute to, or otherwise has incurred any material obligation or liability (including any contingent liability) under, any Multiemployer Plan. No Company Plan is a “multiple employer plan” (within the meaning of Section 4063 or 4064 of ERISA). Except as would not have, or reasonably be expected to have, a Material Adverse Effect, no event has occurred and no condition exists that would, either directly or by reason of the Company’s or any of its subsidiaries’ affiliation with any of their ERISA Affiliates, subject the Company or any of its subsidiaries to any Tax, fine, Lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.
(i)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, each Company Plan that is maintained primarily for the benefit of employees outside of the U.S. (such plans hereinafter being referred to as “Non-U.S. Company Plans”) that are intended to be funded and/or book-reserved are fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, there is no pending or, to the knowledge of the Company, threatened litigation relating to any Non-U.S. Company Plan. No material Non-U.S. Company Plan is a defined benefit pension plan.
(j)   Except as set forth in Section 3.11(j) of the Company Disclosure Letter, neither the execution and delivery of this Agreement, stockholder approval of the Acquisition nor the consummation of the transactions contemplated by this Agreement could (either alone or in combination with another event) result in any of the following with respect to any Company Employee or individual independent contractor or consultant of the Company or any of its subsidiaries: (i) the entitlement to severance pay, unemployment compensation or any other payment, except as required by applicable Law; (ii) any payment, compensation or benefit becoming due; (iii) the increase in the amount of any payment, compensation or benefit due; (iv) the acceleration of the time of payment or vesting of any payment, compensation or benefit; (v) any funding (through a grantor trust or otherwise) of any compensation or benefits; or (vi) “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code or the equivalent thereof under applicable non-U.S. Laws.
Section 3.12   Labor and Employment Matters.
(a)   Except as set forth in Section 3.12(a) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement, Contract or similar agreement or understanding with any labor organization, labor union, works council, employee association or other Representative of any Company Employees (collectively, “Union”), nor is any such agreement being negotiated by the Company, and neither the Company nor any of its subsidiaries has a duty to bargain with any Union. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, since January 1, 2018, there has not been, nor is there pending or, to the knowledge of the Company, threatened (i) any labor dispute between the Company or any of its subsidiaries and any Union, or any strikes, work stoppages, slowdowns, lockouts, picketing, slowdown, work stoppage, or similar material labor disputes or organized labor activity involving any employee of the Company or any of its subsidiaries. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, there are no (a) unfair labor practice complaints pending against the Company or any of its subsidiaries before the National Labor Relations Board or any other labor relations tribunal or authority or (b) to the knowledge of the Company, Union organizing efforts or election activity involving, any employee of the Company or any of its subsidiaries (in respect of employment therewith), including any demands for recognition or certification, attempts to bargain collectively or filings for recognition with any Governmental Entity.
(b)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, neither the Company nor any of its subsidiaries is subject to any liabilities or obligations under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local Law that remain unsatisfied.
(c)   Each of the Company and the subsidiaries is, and has been since January 1, 2018, in compliance in all respects with all federal, state, local and foreign Laws regarding: labor, employment and employment practices, including but not limited to all Laws relating to employment practices; the hiring, promotion, assignment, and termination of employees; discrimination; harassment; retaliation; equal employment opportunities; disability; labor relations; wages and hours; the Fair Labor Standards Act of 1938, as amended, and applicable state and local wage and hour Laws (collectively, “FLSA”); hours of work; payment of wages; immigration; workers’ compensation; employee benefits; background and credit checks; working conditions; occupational safety and health; family and medical leave; employee terminations; data privacy and data protection; and any bargaining or other obligations under the National Labor Relations Act, except, in each case, as would not have, or reasonably be expected to have, a Material Adverse Effect. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, each employee, officer and independent contractor of the Company and any of its subsidiaries has all work permits, immigration permits, visas or other authorizations required by applicable Law for such service provider given the duties and nature of such service provider’s services and a properly completed Form I-9 is on file with respect to each U.S.-based employee of the Company.
(d)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened or anticipated lawsuits, grievances, unfair labor practice charges, arbitrations, charges, investigations, hearings, actions, claims, or proceedings (including any administrative investigations, charges, claims, actions or proceedings), against the Company or any of its subsidiaries brought by or on behalf of any applicant for employment, any current or former officer, employee, consultant, independent contractor, leased employee, volunteer, or “temp” of the Company or any of its subsidiaries, or any group or class of the foregoing, any Governmental Entity, any person alleging to be a current or former employee, or any group or class of the foregoing, alleging violation of any labor or employment Law, breach of any collective bargaining agreement, breach of any express or implied contract of employment, wrongful termination of employment or any other discriminatory, wrongful or tortious conduct in connection with any employment relationship.
(e)   Each individual who performs or has performed services for the Company or any of its subsidiaries has been properly classified under applicable Law as (i) an employee or an independent contractor and (ii) for employees, as an “exempt” employee or a “non-exempt” employee (within the meaning of the FLSA and state Law), and no such individual has been improperly included or excluded from any Company Plan, except, in each case, as would not have, or reasonably be expected to have, a Material Adverse Effect, and neither the Company nor any of its subsidiaries has written notice of any pending inquiry or audit from any Governmental Entity concerning any such classifications.
Section 3.13   Insurance. Except as would not be material to the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries and properties are covered by valid and effective insurance policies issued in favor of the Company or any of its subsidiaries and self-insurance amounts, which together are customary in all material respects in terms, risks covered and coverage amounts for companies or properties of similar size in the industry and locales in which the Company and its subsidiaries operate. Section 3.13 of the Company Disclosure Letter contains a list of all material insurance policies in effect as of the date of this Agreement, including occurrence-based policies in force. Except as set forth in Section 3.13 of the Company Disclosure Letter, there is no material claim by the Company or any subsidiary of the Company pending under any insurance policies which has been denied or disputed by the insurer. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, all insurance policies of the Company and its subsidiaries (a) are in full force and effect, (b) all premiums due with respect to such insurance policies have been paid in accordance with the terms thereof, (c) neither the Company nor any of its subsidiaries is in breach or default, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, or both, would constitute such a breach or default under, or permit termination or material modification of, any such insurance policy and (d) to the knowledge of the Company, no insurer on such insurance policy has been declared insolvent or placed in receivership, conservatorship or liquidation. Neither the Company nor any subsidiary of the Company has received any written notice of cancellation or termination with respect to any material insurance policy existing as of the date hereof that is held by, or for the benefit of, any of the Company or any of its subsidiaries. The Company and its subsidiaries, and their respective assets and properties, have at all times since the Applicable Date, been and are adequately insured, to the extent required by Law or any Contract to which the Company or any of its subsidiaries are party, except as would not have, or reasonably be expected to have, a Material Adverse Effect. No policy limits applicable to any insurance policies of the Company or any of its subsidiaries have been exhausted or materially reduced.
Section 3.14   Properties.
(a)   Section 3.14(a) of the Company Disclosure Letter sets forth a complete list of all Owned Real Property. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company or any of its subsidiaries has good and marketable fee simple title to all Owned Real Property and valid leasehold estates in all Leased Real Property free and clear of all Liens (except Permitted Liens). The Company or any of its subsidiaries has possession of each Owned Real Property and Leased Real Property, other than any use and occupancy rights granted to tenants or licensees pursuant to leases and occupancy agreements. Except as set forth in Section 3.14(a) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries has leased or otherwise granted to any Person the right to use or occupy all or any material portion of the Owned Real Property, and neither the Company nor any of its subsidiaries has granted any outstanding options, rights of first refusal, rights of first offer or other third party rights to purchase such Owned Real Property or any portion thereof.
(b)   Section 3.14(b) of the Company Disclosure Letter lists the street address of each parcel of Leased Real Property, and all Leases, and except as would not have, or reasonably be expected to have, a Material

Adverse Effect, (i) each Lease is in full force and effect and is the valid, binding and enforceable obligation of the Company and/or each of its subsidiaries party thereto and, to the knowledge of the Company, of the other party thereto, subject to the Bankruptcy and Equity Exception, (ii) to the knowledge of the Company, there is no material default under any Lease either by the Company or any of its subsidiaries or, to the knowledge of the Company, by any other party thereto, no event has occurred or circumstance exists that, with the lapse of time or the giving of notice or both, would constitute such a default by the Company or any of its subsidiaries under any Lease, and (iii) except as set forth in Section 3.14(b)(iii) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof. The Company has made available to BidCo a true, correct and complete copy of each Lease.
(c)   The Real Property constitutes all of the real property used or occupied by the Company and its subsidiaries.
(d)   There is no pending or, to the knowledge of the Company, threatened appropriation, condemnation, eminent domain or like Proceeding, or sale or other disposition in lieu of condemnation, affecting the Real Property.
(e)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company or any of its subsidiaries has good and marketable title to, or valid leasehold interests in or licenses for, all personal property used in the businesses of the Company and its subsidiaries, free and clear of all Liens (other than Permitted Liens), and such property is in good working order and condition, ordinary wear and tear excepted. The assets owned, leased or licensed by the Company and its subsidiaries are sufficient in all material respects for the conduct of their business as currently conducted.
Section 3.15   Tax Matters. Except as would not have, or reasonably be expected to have, a Material Adverse Effect:
(a)   The Company and each of its subsidiaries (A) have timely filed (taking into account any extension of time within which to file) all Tax Returns (as defined below) required to be filed by any of them, and all such filed Tax Returns are complete and accurate; (B) have paid all Taxes (as defined below) due and payable (whether or not shown on any Tax Return) and the most recent financial statements contained in the SEC Reports reflect an adequate reserve for all Taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements and, since the date of such financial statements, neither the Company nor any of its subsidiaries has incurred any Tax liabilities other than Taxes relating to ordinary course operations conducted by the Company and its subsidiaries; and (C) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, and no request for any such waiver or extension is currently pending.
(b)   The Company and each of its subsidiaries have complied with all applicable Law relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Law, withheld (or will withhold) and paid over to the proper Governmental Entity all amounts required to be so withheld and paid over, except with respect to matters for which adequate accruals or reserves have been established, in accordance with GAAP, on the Company’s financial statements.
(c)   There is no audit, examination, investigation or other Proceeding pending, or threatened in writing, against the Company or any of its subsidiaries in respect of any Taxes. Each assessed deficiency resulting from any audit, examination or other proceeding relating to Taxes by any Governmental Entity has been timely paid or otherwise finally resolved. There are no Liens on any of the assets of the Company or any of its subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax, other than Liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and adequately reserved for in the latest audited financial statements included in the SEC Reports.
(d)   Neither the Company nor any of its subsidiaries (A) has any liability for the Taxes of any Person (other than the Company or its subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Law, as a result of being included in any consolidated, affiliated, combined or unitary Tax Return (other than a Tax Return with respect to a group the common parent of which is the Company or one of its subsidiaries), as a transferee or successor, under Contract or otherwise, or (B) has any liability for any Taxes of any Person (other than the Company and its subsidiaries) pursuant to any Tax sharing agreement, Tax allocation agreement or Tax indemnity agreement or other similar agreement (other than any other commercial agreements or Contracts not primarily related to Taxes entered into in the ordinary course of business or any agreement among or between only the Company and/or any of its subsidiaries entered into in the ordinary course of business) or (C) has been either a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 of the Code in the two-year period ending on the date of this Agreement.
(e)   Neither the Company nor any of its subsidiaries is a “United States real property holding corporation” within the meaning of Section 897 of the Code.
(f)   The Company is classified and treated as a non-U.S. corporation for U.S. federal income tax purposes.
(g)   Neither the Company nor any of its subsidiaries has participated in any “listed transactions” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar provision of state, local or non-U.S. Tax Law).
(h)   No written claim has been made by a Governmental Entity in a jurisdiction where the Company or any of its subsidiaries does not file Tax Returns such that it is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.
(i)   Neither the Company nor any of its subsidiaries has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or non-U.S. Tax Law, and neither the Company nor any of its subsidiaries is subject to any private letter ruling of any Governmental Entity.
(j)   Neither the Company nor any of its subsidiaries has made an election under Section 965 of the Code.
(k)   Neither the Company nor any of its subsidiaries has deferred any Taxes under Section 2302 of the CARES Act (or any provision of applicable law with similar effect or import) that otherwise would have been required to be deposited and paid in connection with amounts paid by the Company or any of its subsidiaries to any employee or independent contractor. Neither the Company nor any of its subsidiaries has claimed any employee retention credit pursuant to Section 2301 of the CARES Act nor has any obligations under any loans issued pursuant to the Paycheck Protection Program under the CARES Act.
(l)   For purposes of this Agreement:
(i)   “Taxes” means (i) all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, share capital, severance, stamp, payroll, sales, employment, unemployment, disability, use, real property, personal property, withholding, excise, license, production, value added, occupancy, services, transfer, employee, payroll, estimated, alternative minimum, add-on minimum, capital gain, registration, ad valorem, natural resources, occupation, goods and services, branch, utility, production, premium, windfall profit, social security and other taxes, duties or other like assessments of any nature whatsoever imposed by any Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, (ii) any and all liability for the payment of any items described in clause (i) above as a result of being (or ceasing to be) a member of an affiliated, consolidated, combined, unitary or aggregate group (or being included (or being required to be included) in any Tax Return related to such group) and (iii) any and all liability for the payment of any amounts as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability, in respect of any items described in clause (i) or (ii) above; and
(ii)   “Tax Return” means all returns, forms, statements, declarations, reports (including any attached schedules) or other documents filed or required to be filed with a Governmental Entity with respect to Taxes, including any information return, claim for refund, amended return, declaration of estimated Tax, election or disclosure.
Section 3.16   Proxy Statement and the Circular.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in either or both of (a) the Proxy Statement to be sent to the Company Shareholders in connection with the Company Shareholders Meetings (such Proxy

Statement, including the letter to Company Shareholders, notice of meeting and form of proxy and any amendment or supplement, the “Proxy Statement”) or (b) the Circular will, at the time the Proxy Statement or the Circular (and any amendment or supplement thereto), as applicable, is filed with the SEC, or at the time it is first mailed to the Company Shareholders or at the time of the Company Shareholders Meetings, (i) contain any untrue or misleading statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading or (ii) omit to state any material fact required to be stated therein or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meetings which has become false or misleading. Each of the Proxy Statement and the Circular will, at the time of the Company Shareholders Meetings, comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statement made in either or both of the Proxy Statement and the Circular based on BidCo Information supplied by or on behalf of BidCo or any of their respective Representatives which is contained or incorporated by reference in either or both of the Proxy Statement and the Circular.
Section 3.17   Intellectual Property.
(a)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, all Intellectual Property used or held for use in the operation of the Company and its subsidiaries’ respective businesses as currently conducted (the “Company Intellectual Property”) is owned by the Company or its applicable subsidiary, free and clear of all Liens except Permitted Liens (the “Owned Intellectual Property”) or licensed to the Company or one of its subsidiaries (the “Licensed Intellectual Property”), or the Company and its subsidiaries otherwise have a valid right to use the Company Intellectual Property. Section 3.17(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all material Owned Intellectual Property that is registered with or issued by, or the subject of a pending application for registration with or issuance by, any Governmental Entity. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, to the knowledge of the Company, (i) all of the registrations and issuances set forth in Section 3.17(a) of the Company Disclosure Letter are subsisting and unexpired, valid and enforceable and (ii) the Company and its subsidiaries have taken commercially reasonable efforts to enforce, protect and maintain their material trade secrets, material confidential information and other material Owned Intellectual Property. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company Intellectual Property is sufficient for the Company and its subsidiaries to conduct its respective businesses as currently conducted; provided that nothing in this sentence or elsewhere in this Section 3.17(a) constitutes a representation or warranty as to non-infringement of any Intellectual Property owned by any third party which is addressed in Section 3.17(b) of this Agreement.
(b)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, (i) the Company and its subsidiaries’ conduct of their businesses does not infringe, dilute or misappropriate the Intellectual Property of any third party, (ii) no Action is pending or, to the knowledge of the Company, threatened (including “cease and desist” letters) against any of the Company or its subsidiaries, in each case, that (A) challenges the validity, enforceability or ownership of the Owned Intellectual Property, or the right to use or license the Company Intellectual Property, or (B) alleges that the Company and its subsidiaries’ conduct of their businesses infringes, dilutes or misappropriates the Intellectual Property of any third party and (iii) to the knowledge of the Company, no Owned Intellectual Property is being infringed, diluted or misappropriated by any third party.
(c)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, to the knowledge of the Company, all IT Assets used by the Company or any of its subsidiaries in the conduct of their respective businesses: (i) are adequate for the businesses of the Company and its subsidiaries as currently conducted; and (ii) since January 1, 2018, have not experienced or been affected by any failures or breakdowns that have caused any material disruption or material interruption to the business of the Company and its subsidiaries.
(d)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, to the knowledge of the Company, the Company and its subsidiaries have not incorporated any Open Source Software into any material proprietary Software owned and distributed by the Company or its subsidiaries (“Company Software”) in a manner that requires the Company or its subsidiaries, pursuant to the applicable license agreement for such Open Source Software, to disclose or license the source code of any such Company Software to any third party or license any other material Owned Intellectual Property to any third party.
(e)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, to the knowledge of the Company, all IT Assets used by the Company or any of its subsidiaries in the conduct of their respective businesses: (i) are adequate for the businesses of the Company and its subsidiaries as currently conducted; and (ii) since January 1, 2018, have not experienced or been affected by any failures or breakdowns that have caused any material disruption or material interruption to the business of the Company and its subsidiaries.
(f)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, since January 1, 2018, there has been no data security breach of any IT Assets or unauthorized access, use or disclosure of any Personal Information owned, used, received, or controlled by the Company or any of the subsidiaries, including any unauthorized access, use or disclosure of Personal Information that would constitute a breach for which notification to individuals and/or Governmental Entities is required under any applicable Information Privacy and Security Laws or Contracts to which the Company or any of its subsidiaries is a party that govern that Personal Information.
(g)   Since January 1, 2018, the Company’s and each of its subsidiaries’ collection, transmission, use, disclosure, storage, disposal and security of Personal Information have complied and comply with (i) applicable Information Privacy and Security Laws in all material respects, (ii) Contracts to which the Company or a Company subsidiary is a party that govern that Personal Information, and (iii) applicable privacy policies or disclosures provided internally or posted to public-facing websites or mobile applications of the Company or a subsidiary thereof (the “Privacy Policies”), except, in the case of the foregoing clauses (ii) and (iii), as would not have, or reasonably be expected to have, a Material Adverse Effect. Except as set forth in Section 3.17(g) of the Company Disclosure Letter, no action is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries relating to the collection or use of Personal Information, except as would not have, or reasonably be expected to have, a Material Adverse Effect. To the knowledge of the Company, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby do not materially violate any applicable Information Privacy and Security Laws or Privacy Policy as any of them currently exists or, since January 1, 2018, existed at any time during which any Personal Information was collected or obtained by the Company or any of its subsidiaries and, to the knowledge of the Company, upon the Effective Date, the Company and its subsidiaries will not be prohibited by any legal obligations from continuing to use such Personal Information in the same manner as prior to the Effective Date.
(h)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, since January 1, 2018, the Company and each of its subsidiaries have adopted, and are and have been in compliance with, commercially reasonable policies and procedures that apply to the Company and/or each subsidiary with respect to privacy, data protection, security and the collection and use of Personal Information gathered or accessed in the course of the operations of the Company and its subsidiaries. Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company and each of its subsidiaries have performed all security risk assessments required under applicable Information Privacy and Security Laws and have addressed and fully remediated all material vulnerabilities identified in those security risk assessments.
Section 3.18   Environmental Matters.
(a)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is, or for the past three (3) years has been, in violation of any applicable Environmental Law; (ii) each of the Company and its subsidiaries have, and, to the extent applicable, have filed timely application to renew, all Licenses required under any applicable Environmental Laws for the operation of their respective businesses as currently conducted, and are, and for the past three (3) years have been, in compliance with the requirements of such Licenses; (iii) there are no administrative, regulatory, judicial or arbitration actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law pending, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; (iv) neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any of their respective properties is or is subject to any order, writ, judgment, injunction, decree award, or settlement relating to any Environmental Law; (v) to the knowledge of the Company, there has been no release or threatened release of any Hazardous Materials at, on, under or from, and no Hazardous Materials are present at, on or under, any property currently or formerly owned, leased or operated by the Company or any of its subsidiaries, or any other location; and (vi) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Company or any of its subsidiaries relating to Hazardous Materials or any applicable Environmental Laws.
(b)   The Company has made available to BidCo all material environmental assessments, investigations, studies or other analyses relating to the business, assets or properties of the Company or any of its subsidiaries from the past three (3) years that are in the possession or control of the Company or any of its subsidiaries.
(c)   For purposes of this Agreement, the following terms shall have the meanings assigned below:
“Environmental Laws” means Laws concerning pollution or protection of the environment or natural resources, or the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials.
“Hazardous Materials” means any material, substance or waste classified, regulated or otherwise characterized under any applicable Environmental Law as pollutants, contaminants, hazardous, toxic, or words of similar meaning and regulatory effect, including petroleum or petroleum products, asbestos, asbestos-containing material, polychlorinated byphenol, or radioactive compound.
Section 3.19   Opinion of Financial Advisor. Goldman Sachs & Co. LLC (the “Financial Advisor”) has rendered to the Board its oral opinion (to be confirmed by delivery of a written opinion dated as of the date of this Agreement), that, as of such date and based upon and subject to the factors and assumptions set forth in the Financial Advisor’s written opinion, the Consideration to be paid to the Company Shareholders is fair, from a financial point of view, to the Company Shareholders. The Company, solely for informational purposes, shall deliver to BidCo a copy of any such opinion received by the Board in written form promptly following receipt thereof.
Section 3.20   Brokers.   No broker, finder or investment banker (other than the Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its subsidiaries.
Section 3.21   Takeover Statutes; Rights Plan.   No “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar Law applicable to the Company or its subsidiaries (each, a “Takeover Law”) or similar provisions under the organizational documents of the Company and its subsidiaries, is applicable to this Agreement or the transactions contemplated hereby, including the Acquisition. Neither the Company nor any of its subsidiaries is a party to a rights agreement, “poison pill” or similar agreement or plan. Neither the Company nor any of its subsidiaries is subject to the U.K. Listing Rules or the UK City Code on Takeovers and Mergers.
Section 3.22   Affiliate Transactions.   No Related Party is a party to any Contract with or binding upon the Company or its subsidiaries (other than employment agreements) or any of their respective properties or assets or has any material interest in any property used by the Company or its subsidiaries or has engaged in any transaction with any of the foregoing since the Applicable Date, in either case, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act (a “Company Affiliate Transaction”) that has not been so disclosed. Any Company Affiliate Transaction as of the time it was entered into and as of the time of any amendment or renewal thereof contained such terms, provisions and conditions as were at least as favorable to the Company or any of its subsidiaries as would have been obtainable by the Company in a similar transaction with an unaffiliated third party. No Related Party of the Company or any of its subsidiaries owns, directly or indirectly, on an individual or joint basis, any interest in, or, except as set forth in Section 3.22 of the Company Disclosure Letter, serves as an officer or director or in another similar capacity of, any supplier or other independent contractor of the Company or any of its subsidiaries, or any organization which has a Contract with the Company or any of its subsidiaries.
Section 3.23   Anti-Corruption; International Trade.
(a)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, neither the Company, any subsidiary of the Company or any Representative has in the past three (3) years offered, paid, promised to pay or authorized the payment of any money, or offered, given, promised to give or authorized the giving of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors, services and those entertainment and travel expenses that go beyond what is reasonable and customary and of modest value, to any Government Official or to any Person under circumstances where the Company, any subsidiary of the Company or the Representative knew or ought reasonably to have known (after due and proper inquiry) that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to a Person:
(i)   for the purpose of: (A) influencing any act or decision of a Government Official in his or her official capacity; (B) inducing a Government Official to do or omit to do any act in violation of his or her lawful duties; (C) securing any improper advantage; (D) inducing a Government Official to influence or affect any act or decision of any Governmental Entity; or (E) assisting any Company, any subsidiary of the Company, or any Representative in obtaining or retaining business for or with, or directing business to, any Company, any subsidiary of the Company or any Representative; and
(ii)   in a manner which would constitute or have the purpose or effect of public or commercial bribery, acceptance of, or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business or any improper advantage.
(b)   The Company and each of its subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with all Laws relating to imports, exports and economic sanctions, including all Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or the U.S. State Department, United Nations, European Union and Her Majesty’s Treasury (“Trade Laws”). In the past three (3) years, neither the Company nor any of its subsidiaries has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (A) in material breach of Trade Laws or (B) with any Sanctioned Person. Neither the Company nor any of its subsidiaries nor any Representative is a Sanctioned Person. To the knowledge of the Company, no proceeds from the sale of the Company Shares will be provided to or used for the benefit of any OFAC Prohibited Party. Since January 1, 2018, neither the Company nor any of its subsidiaries has, in connection with or relating to the business of the Company or any of its subsidiaries, received from any Governmental Entity or any other Person any written notice, made any voluntary or involuntary disclosure to a Governmental Entity, or conducted any internal investigation concerning any material violation or alleged material violation of any Trade Law.
(c)   Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company and each of its subsidiaries are and for the past three (3) years have been in compliance with all applicable Anti-Money Laundering Laws.
(d)   Neither the Company nor any of its subsidiaries has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Entity or similar agency with respect to any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Law, Anti-Money Laundering Law or Trade Law. None of any Company, any subsidiary of the Company, or any Representative has received any notice, request, or citation for any actual or potential noncompliance with any Anti-Corruption Law, Anti-Money Laundering Law or Trade Law.
(e)   The Company and each subsidiary of the Company has maintained complete and accurate books and records, including records of payments to any agents, consultants, Representatives, third parties and Government Officials in accordance with GAAP, and has adopted and maintained adequate policies, procedures and internal controls, in each case, as required by applicable Anti-Corruption Laws.
Section 3.24   Suppliers and Customers.   Section 3.24(a) of the Company Disclosure Letter sets forth a true, correct and complete list of the twenty (20) largest suppliers (including vault cash suppliers), vendors, distributors or purchasing agents (“Suppliers”) of the Company and its subsidiaries (based on the dollar value of purchases from the 12 month period ending June 30, 2020), together with amounts paid by or to such Persons during such period. Section 3.24(b) of the Company Disclosure Letter also sets forth a true, correct and complete list of the twenty (20) largest customers (“Customers”) of the Company and its subsidiaries (based on the dollar value of revenues from fiscal year 2019), together with amounts paid by or to such Persons during such period. Other than to the extent implemented by the Company, none of the foregoing Suppliers has reduced or otherwise discontinued, or, to knowledge of the Company, threatened to materially reduce or discontinue, supplying goods or services to the Company or any of its subsidiaries, or distributing goods or services on behalf of the Company or any of its subsidiaries, in each case, on terms and conditions substantially similar (including with respect to pricing) to those in effect on the date hereof. Except as set forth on Section 3.24(c) of the Company Disclosure Letter, none of the foregoing Customers has reduced or otherwise discontinued, or, to knowledge of the Company, threatened to materially reduce or discontinue, purchasing goods or services from the Company or any of its subsidiaries, in each case, on terms and conditions substantially similar (including with respect to pricing) to those in effect on the date hereof.
Section 3.25   Solvency.   Immediately prior to the Effective Date, the Company will be solvent. No transfer of assets or property is being made by the Company or any of its subsidiaries, and no obligation is being incurred by the Company or any of its subsidiaries in connection with the transactions contemplated hereby, with the intent to hinder, delay or defraud either present or future creditors of the Company.
Section 3.26   No Other Representations or Warranties.   Except for the representations and warranties contained in Article IV, the Company acknowledges and agrees that no representation or warranty of any kind whatsoever, express or implied, at Law or in equity, is made or shall be deemed to have been made by or on behalf of BidCo to the Company, and the Company hereby expressly disclaims reliance upon any such representation or warranty, whether by or on behalf of BidCo, any of its Affiliates or any of their respective Representatives or any other Person and notwithstanding the delivery or disclosure to the Company or any of its Affiliates, Representatives, Related Parties or any other Person of any documentation or other information by BidCo or any of its Affiliates or any of their specific Representatives or any other Person with respect to any one (1) or more of the foregoing. For the avoidance of doubt, the foregoing shall not operate to limit or invalidate any representation or warranty contained in any other Transaction Document.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF
BIDCO
BidCo hereby represents and warrants to the Company that, except as set forth on the corresponding sections or subsections of the disclosure letter delivered to the Company by BidCo concurrently with entering into this Agreement (the “BidCo Disclosure Letter”), it being agreed that disclosure of any item in any section or subsection of the BidCo Disclosure Letter shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is readily apparent on the face of such disclosure:
Section 4.1   Organization.   BidCo is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or, to the extent such concept is applicable, in such good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a BidCo Material Adverse Effect. BidCo has made available to the Company prior to the date of this Agreement a true, correct and complete copy of the certificate of incorporation and Articles of Association of BidCo, each as amended to the date of this Agreement, and each as so delivered is in full force and effect.
Section 4.2   Authority.   BidCo has all requisite corporate power and authority, and has taken all corporate or other action necessary in order to execute, deliver and perform its obligations under this

Agreement, and to consummate the Acquisition and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by BidCo and the consummation by BidCo of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or similar action by the board of directors of BidCo and, no other corporate proceedings or similar action on the part of BidCo or any of its Affiliates is necessary to authorize this Agreement, to perform their respective obligations hereunder or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by BidCo and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, is a valid and binding agreement of BidCo, enforceable against BidCo in accordance with its terms and conditions, subject to the Bankruptcy and Equity Exception.
Section 4.3   No Conflict; Required Filings and Consents.
(a)   Except as set forth in Section 4.3(a) of the BidCo Disclosure Letter, the execution, delivery and performance of this Agreement by BidCo does not, and the consummation of the Acquisition and the other transactions contemplated hereby will not (i) breach, violate or conflict with the certificate of incorporation, Articles of Association or other governing documents of BidCo, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with, breach or violate any Law applicable to BidCo or by which either of them or any of their respective properties or assets are bound or (iii) result in any breach or violation of, constitute a default or require a consent (or an event which with notice or lapse of time, or both, would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, or result in the creation of a Lien (except a Permitted Lien) on any of the material assets of BidCo pursuant to, any Contracts to which BidCo, or any Affiliate thereof, is a party or by which BidCo or any of its Affiliates or its or their respective properties are bound (including any Contract to which an Affiliate of BidCo is a party), except, in the cases of clauses (ii) and (iii), for any such breach, violation, conflict, default, loss, termination, cancellation, amendment or acceleration or other occurrence which would not reasonably be expected to have, individually or in the aggregate, a BidCo Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by BidCo and the consummation of the Acquisition and the other transactions contemplated hereby by BidCo do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for (i) the applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder and state securities, takeover and “blue sky” Laws, and CA 2006, (ii) the filing of a notification and report form by BidCo under the HSR Act and the filings required under the Antitrust and Foreign Investment Laws or regulations of Australia, Canada, South Africa, New Zealand and the European Union, (iii) the applicable requirements of Nasdaq and (iv) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a BidCo Material Adverse Effect.
Section 4.4   Absence of Litigation.   As of the date of this Agreement, there are no Actions pending or, to the knowledge of BidCo, threatened by any Governmental Entity against BidCo which would reasonably be expected to have, individually or in the aggregate, a BidCo Material Adverse Effect.
Section 4.5   Operations of BidCo.   The authorized share capital of BidCo consists solely of 1 ordinary share, nominal value GBP 1.00 per share, all of which are validly issued and outstanding. BidCo has outstanding no option, warrant, right or any other agreement pursuant to which any Person may acquire any equity security of BidCo. BidCo has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Date will have engaged in no other business activities and will have no assets, liabilities or obligations of any nature, other than (i) as expressly contemplated herein or in any other Transaction Document and (ii) liabilities and obligations incidental to its formation and the maintenance of its existence.
Section 4.6   Proxy Statement or Circular.   Subject to the accuracy of the representations and warranties of the Company set forth in Section 3.16, none of the BidCo Information supplied or to be supplied by or on behalf of BidCo for inclusion or incorporation by reference in either or both of the Proxy Statement and the Circular will, on the date the Proxy Statement or the Circular (and any amendment or supplement thereto), as applicable, is filed with the SEC, or at the time it is first mailed to the Company

Shareholders or at the time of the Company Shareholders Meetings, (a) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading or (b) omit to state any material fact required to be stated therein or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meetings which has become false or misleading. Notwithstanding the foregoing, BidCo makes no representation or warranty with respect to any statement made in either or both of the Proxy Statement and the Circular based on information supplied by the Company or any of its Representatives that is contained or incorporated by reference in either or both of the Proxy Statement and the Circular.
Section 4.7   Brokers.   No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of BidCo.
Section 4.8   Financing.   As of the date of this Agreement, BidCo has delivered to the Company true, complete and correct copies of (a) the fully executed debt commitment letter, dated as of the date of this Agreement, between BidCo and the financial institutions and other entities party thereto (including the parties to any joinder agreements or amendments joining such financial institutions or other entities to the Debt Commitment Letter and any financial institutions, lenders or investors of the debt financing contemplated by the Debt Commitment Letter, collectively, the “Debt Financing Sources”) (including all exhibits, schedules and annexes thereto, and the fully executed fee letter, dated as of the date of this Agreement, between BidCo and the Debt Financing Sources party thereto (the “Debt Fee Letter”) redacted in a manner as described below, collectively, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Commitment Letters”), pursuant to which the Debt Financing Sources party thereto have committed, subject to the terms and conditions set forth therein, to provide the aggregate amounts set forth therein to BidCo (the debt financing contemplated by the Debt Commitment Letter, the “Debt Financing”) and (b) the executed Equity Commitment Letter, pursuant to which the Guarantors have committed, subject to the terms and conditions set forth therein, to invest cash in the aggregate amount set forth therein (the “Equity Financing” and, together with the Debt Financing, the “Financing”). As of the date of this Agreement, BidCo has also delivered to the Company a true, complete and correct copy of the Debt Fee Letter with the fee amounts, “market flex” provisions, “securities demand” provisions and other economic terms redacted in a customary manner, none of which redactions covers terms that would (i) reduce the amount of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into account any available Equity Financing and available cash of the Company and its subsidiaries), (ii) impose any new condition or otherwise amend, modify or expand any conditions precedent to the funding of the Debt Financing or (iii) delay or prevent the Effective Date or make the funding of the Debt Financing in the amount required to satisfy the Financing Uses (after taking into account any available Equity Financing and available cash of the Company and its subsidiaries) less likely to occur. As of the date of this Agreement, (A) none of the Commitment Letters have been amended, supplemented or modified, (B) no such amendment, supplement or modification is contemplated by BidCo or, to the knowledge of BidCo, by the other parties thereto (other than to add lenders, lead arrangers, bookrunners, syndication agents or other similar roles that had not executed the Debt Commitment Letter as of the date of this Agreement) and (C) the respective commitments contained in the Commitment Letters have not been withdrawn, terminated, reduced or rescinded and, to the knowledge of BidCo, no such withdrawal, termination or rescission is contemplated. As of the date of this Agreement, except for customary engagement letters and fee credit letters with respect to the Debt Financing (none of which would (I) reduce the amount of the Financing below the amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its subsidiaries), (II) impose any new condition or otherwise amend, modify or expand any conditions precedent to the funding of the Financing or (III) delay or prevent the Effective Date or make the funding of the Financing in the amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its subsidiaries) less likely to occur), there are no side letters or Contracts to which BidCo is a party related to the Financing required to satisfy the Financing Uses other than as expressly set forth in the Commitment Letters delivered to the Company on or prior to the date of this Agreement. As of the date of this Agreement, BidCo has fully paid any and all commitment fees or other fees in connection with the Commitment Letters and, for the avoidance of doubt, the Debt Fee Letter that are due and payable on or prior to the date of this Agreement pursuant to the terms of the Debt Commitment Letter and BidCo will, directly or indirectly, continue to pay in full any such amounts required to be paid pursuant to the terms thereof as and when they become due and payable prior to the Effective Date. As of the date of this Agreement, the Commitment Letters are in full force and effect and are the legal, valid, binding and enforceable obligations of BidCo and, to the knowledge of BidCo each of the other parties thereto, subject, in each case, to the effect of the Bankruptcy and Equity Exception. As of the date of this Agreement, there are no conditions precedent related to the funding or investing, as applicable, of the full amount of the Debt Financing or the full amount of the Equity Financing contemplated by the Equity Commitment Letter other than as expressly set forth in the Debt Commitment Letter or the Equity Commitment Letter, as applicable. As of the date of this Agreement, (i) BidCo is not in default or breach under the terms and conditions of the Commitment Letters and (ii) to the knowledge of BidCo, no event has occurred which, with or without notice, lapse of time or both, would (1) constitute a default or breach on the part of BidCo under any of the Commitment Letters, (2) constitute a failure to satisfy a condition on the part of BidCo under the Commitment Letters, or (3) assuming the representations and warranties set forth in Article III and as made by the Company are true and correct in all material respects, otherwise result in any portion of the Financing required to satisfy the Financing Uses being unavailable on the Effective Date. As of the date of this Agreement, assuming the satisfaction or waiver of the conditions to BidCo’s obligations to consummate the Acquisition, BidCo has no reason to believe that any of the conditions to the Financing contemplated by the Commitment Letters will not be satisfied on or prior to the Effective Date or that the full amount of the Financing required to satisfy the Financing Uses will not be made available to BidCo on the Effective Date. Assuming the Financing is funded or invested in accordance with the Commitment Letters, BidCo will have on the Effective Date funds sufficient to (x) pay the Cash Consideration, (y) prepay or repay any outstanding indebtedness of the Company or its subsidiaries required by this Agreement to be prepaid or repaid and (z) satisfy all of the other payment obligations required to be paid on the Effective Date by BidCo hereunder in connection with the transactions contemplated hereby (clauses (x), (y) and (z), the “Financing Uses”).
Section 4.9   BidCo Guarantee.   BidCo has furnished the Company with a true, complete and correct copy of the BidCo Guarantee. The BidCo Guarantee is in full force and effect (assuming the due authorization, execution and delivery thereof by the other parties thereto). The BidCo Guarantee constitutes the valid and binding obligation of the Guarantors and is enforceable in accordance with its terms subject to the Bankruptcy and Equity Exception.
Section 4.10   Vote/Approval Required.   No vote or consent of the holders of any class or series of share capital of BidCo or any of its Affiliates is necessary to approve this Agreement or the transactions contemplated hereby, including the Acquisition.
Section 4.11   Solvency.   Assuming that (a) the conditions to the obligation of BidCo to consummate the Acquisition set forth in Section 7.1 and Section 7.2 have been satisfied or waived and (b) the representations and warranties of the Company in Article III are accurate and complete (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), then immediately following the Effective Date and after giving effect to all of the transactions contemplated by this Agreement, including the Financing, the payment of the aggregate consideration to which the Company Shareholders are entitled under Article II, funding of any obligations of the Company or its subsidiaries which become due or payable by the Company and its subsidiaries in connection with, or as a result of, the Acquisition and payment of all related fees and expenses, (i) the fair value of the assets of the Company and its subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Company and its subsidiaries on a consolidated basis, (ii) the present fair saleable value of the property of the Company and its subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Company and its subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Company and its subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) the Company and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Effective Date.
Section 4.12   Absence of Certain Agreements.   Except as authorized by the Company or as otherwise contemplated by this Agreement, as of the date hereof, neither BidCo nor any of its subsidiaries has entered into any contract, arrangement or understanding, whether written or oral, or authorized, committed or agreed to enter into any such contract, arrangement or understanding pursuant to which: (i) any Company Shareholder would be entitled to receive consideration of a different amount or nature than the Cash Consideration or pursuant to which any Company Shareholders agrees to vote to approve the Scheme or agrees to vote against any Superior Proposal (except for certain irrevocable undertakings obtained from directors holding Company Shares) or (ii) any current executive officer of the Company has agreed to remain as an executive officer of the Company or any of its subsidiaries following the Effective Date at compensation levels in excess of levels currently in effect (other than pursuant to any employment contracts with the Company and its subsidiaries in effect as of the date hereof).
Section 4.13   No Other Information.   Except for the representations and warranties contained in Article III or in the case of fraud, BidCo acknowledges and agrees that no representation or warranty of any kind whatsoever, express or implied, at Law or in equity, is made or shall be deemed to have been made by or on behalf of the Company to BidCo, and the Company hereby disclaims any such representation or warranty, whether by or on behalf of the Company, and notwithstanding the delivery or disclosure to BidCo or its Representatives or Affiliates, of any documentation or other information by the Company or any of its respective Representatives or affiliates with respect to any one (1) or more of the foregoing. For the avoidance of doubt, the foregoing shall not operate to limit or invalidate any representation or warranty contained in any other Transaction Document.
ARTICLE V
CONDUCT OF BUSINESS PENDING THE ACQUISITION
Section 5.1   Conduct of Business of the Company Pending the Acquisition.   From the date of this Agreement until the earlier of the Effective Date and the valid termination of this Agreement in accordance with Article VIII, except (1) as otherwise expressly required or expressly permitted by this Agreement, (2) as expressly set forth in Section 5.1(a) of the Company Disclosure Letter, (3) as required by applicable Law or (4) as BidCo shall otherwise expressly consent in writing (such consent not to be unreasonably withheld, delayed or conditioned), (a) the Company shall, and the Company shall cause each of its subsidiaries to, (I) conduct its and their businesses in the ordinary course of business and (II) use its and their commercially reasonable efforts to operate its and their businesses in compliance with all applicable Law and preserve intact its and each of its subsidiaries’ material business organizations, to keep available the services of its and their officers and employees and to preserve in all material respects the relationships with Governmental Entities, customers, suppliers, distributors, creditors, and lessors and other Persons with which the Company or its subsidiaries have material business or regulatory relationships and (b) without limiting the foregoing, the Company shall not, and the Company shall cause each of its subsidiaries not to:
(i)   other than in connection with the Scheme, amend, adopt any amendment or otherwise alter or change (whether by merger, division, consolidation, scheme, share exchange, business combination or otherwise) its Certificate of Incorporation or Articles of Association or other applicable organizational or governing documents;
(ii)   make any acquisition of (whether by merger, division, consolidation, scheme, share exchange, business combination, acquisition of securities or assets or otherwise), or make any investment in any interest in, any business or any corporation, partnership or other business organization or division thereof or any property or assets, in each case, except for purchases of inventory and other assets in the ordinary course of business or pursuant to existing Contracts as of the date hereof; provided, however, that this Section 5.1(b)(ii) shall not permit the Company or any of its subsidiaries to acquire the share capital or other equity interests of any other Person;
(iii)   issue, sell, grant, authorize, pledge, encumber or dispose of (or authorize the issuance, sale, grant, authorization, pledge, encumbrance or disposition of), any shares of share capital, voting securities or other ownership interest, or any options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any shares of share capital, voting securities or other ownership interest (including stock appreciation rights, phantom stock or similar instruments) of the Company or any of its subsidiaries or, take any action to cause to be exercisable any otherwise unexercisable Option, except for the issuance of Company Shares upon the exercise, vesting or settlement of Options or Company RSUs or Company PSUs in accordance with their terms as of the date hereof and the issuance of Options, Company RSUs and Company PSUs in respect of annual awards for calendar year 2021 made in the ordinary course of business consistent in magnitude and allocation between the type of such award with the annual grants made in respect of calendar year 2020;
(iv)   reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide, redeem, purchase or otherwise acquire (excluding in connection with the cashless exercise or cashless withholding in connection with the exercise of Options or settlement of Company RSUs and Company PSUs to the extent permitted prior to the date of this Agreement) any shares of share capital or other ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize any other similar transaction with respect to shares of share capital or ownership interests of the Company or any of its subsidiaries (or any warrants, options or other rights to acquire the foregoing) or issue, sell, grant, dispose or authorize or propose the issuance, sale, grant or authorization of any of its or its subsidiaries’ shares of share capital or ownership interests or any other securities (or any warrants, options or other rights to acquire the foregoing) in respect of, in lieu of or in substitution for shares of its or its subsidiaries’ share capital, ownership interests or securities;
(v)   create or incur any Lien, other than Permitted Liens;
(vi)   make any loans, advances or capital contributions to, or investment in, any Person (other than the Company’s wholly owned subsidiaries in the ordinary course of business and other than de minimis advances for expenses made to employees of the Company or any of its subsidiaries in the ordinary course of business);
(vii)   sell, transfer or otherwise dispose of (whether by merger, division, consolidation, scheme, share exchange, disposition of securities or assets, other business combination transaction or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, mortgage, pledge, hypothecate, grant an easement with respect to, or otherwise encumber or restrict the use (including securitizations), or subject to any Lien (other than Permitted Liens), allow to expire, or dispose of, in a single transaction or series of transactions, any assets (excluding Owned Intellectual Property), rights or properties, other than sales, dispositions or licensing of equipment and/or inventory and other assets in the ordinary course of business;
(viii)   except as would not have, or reasonably be expected to have, a Material Adverse Effect, sell, assign, transfer, lease, license or allow to lapse any rights in any Owned Intellectual Property (other than licenses granted by the Company or any of its subsidiaries to any of its vendors, suppliers, distributors or customers in the ordinary course of business);
(ix)   enter into, renew, terminate, or amend or modify in any material respect, a Lease, except in the ordinary course of business;
(x)   declare, set aside, establish a record date for, authorize, make or pay any dividend or other distribution, payable in cash, stock, property, rights or otherwise, with respect to any of its or its subsidiaries’ share capital (except for any dividend or distribution by a wholly owned subsidiary of the Company to the Company or any wholly owned subsidiary of the Company);
(xi)   make or authorize any capital expenditures (including customer acquisition costs and expenses) in excess of the amount set forth in Section 5.1(b)(xi) of the Company Disclosure Letter;
(xii)   enter into, modify or amend in any material respect, or accelerate, terminate or cancel, any Material Contract or any Contract that would have been required to be disclosed pursuant to Section 3.8(a) or Section 3.14(b) of this Agreement (or any Contract that would be a Material Contract or that would have been required to be disclosed pursuant to Section 3.8(a) or Section 3.14(b) of this Agreement if it were in effect as of the date of this Agreement) or waive any material right to enforce, relinquish, release, transfer or assign any material rights or claims thereunder, in each case, other than in the ordinary course of business;

(xiii)   incur, prepay, issue, syndicate, refinance, or otherwise become liable for, indebtedness for borrowed money (directly, contingently or otherwise) (including any indebtedness under swap or hedge agreements), or modify the terms of any such indebtedness, or assume, guarantee or endorse the obligations of any Person in respect of such indebtedness, other than (1) indebtedness for borrowed money or guarantees thereof incurred in the ordinary course of business pursuant to agreements in effect as of the date hereof, disclosed on Section 5.1(b)(xiii) of the Company Disclosure Letter, (2) indebtedness for borrowed money not to exceed $3,000,000 in aggregate principal amount outstanding at any time incurred by the Company or any if its subsidiaries, (3) borrowings under the Company’s Revolving Credit Facility and (4) intercompany loans between the Company and any of its wholly owned subsidiaries or between any subsidiaries of the Company;
(xiv)   except as required by applicable Law, any Company Plan or other Contract as in effect on the date hereof and disclosed in Section 3.11(a) of the Company Disclosure Letter, (A) increase the compensation or benefits payable or provided to any current or former director, officer, employee or independent contractor of the Company or any of its subsidiaries other than in connection with reversing any decreases in compensation or benefits in connection with the COVID-19 Response, (B) grant any severance or termination pay not required under any Company Plan, (C) enter into any employment, change of control, retention, consulting or severance agreement or arrangement (for the avoidance of doubt, including any offer letter) with any current or former director, officer, employee or independent contractor of the Company or any of its subsidiaries other than in connection with new hires or promotions in the ordinary course of business whose annual base compensation does not exceed $200,000, (D) hire any employee or independent contractor whose annual base compensation exceeds $200,000, (E) amend (other than amendments that are immaterial individually or in the aggregate) or terminate any, or enter into or adopt any new, Company Plan or any other plan, trust, fund, policy, agreement or arrangement that would be a Company Plan for the benefit of any current or former directors, officers, employees or independent contractors of the Company or any of its subsidiaries other than (1) as permitted by subsections (A) and (C), or (2) in connection with health benefit plan renewals in the ordinary course of business, (F) take any action to fund the payment of compensation or benefits under any Company Plan, (G) adopt, enter into, amend or terminate any collective bargaining agreement or other similar arrangement relating to Union or organized employees, (H) take any action to accelerate the vesting or payment of any compensation or benefit (including in respect of Options, Company RSUs and Company PSUs) under any Company Plan or awards made thereunder, (I) except as permitted under clause (iii) above, grant any equity or equity based award or (J) materially change any assumptions used to calculate funding or contribution obligations under any Company Plan, other than as required by GAAP;
(xv)   make any material change in any accounting policies, procedures, principles or practices or any methods of reporting income, deductions or other material items for accounting purposes, except as may be required by GAAP or applicable Law;
(xvi)   (A) make any material change to any method of Tax accounting, (B) make or change any material Tax election, (C) surrender any claim for a refund of material Taxes, offset or other reduction in Tax liability, (D) file any material amended Tax Return, (E) fail to pay any material Taxes as they become due and payable, (F) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to any material Taxes, (G) surrender, agree, settle or compromise any material Tax liability or any audit or proceeding relating to a material amount of Taxes or (H) take or omit to take any other action, if any such action or omission would have the effect of materially increasing the Tax liability or accrual of Tax liability under FASB Interpretation No. 48 or materially reducing any Tax asset or accrual of Tax asset under FASB Interpretation No. 48 of the Company or any of its subsidiaries;
(xvii)   fail to use its reasonable best efforts to obtain any and all information regarding any material Tax audit, examination, investigation or other proceeding to which it is entitled pursuant to any Tax sharing agreement, or fail promptly to notify BidCo, in reasonable detail, regarding any such information so obtained;
(xviii)   waive, release, assign, settle or compromise any Action, Transaction Litigation or other claim, liability or obligation, whether absolute, accrued, asserted or unasserted, contingent or otherwise against the Company or any of its subsidiaries or any of their respective directors or officers, other than (A) in the ordinary course of business (except with respect to Transaction Litigation), (B) where the amount paid or to be paid does not exceed $1,500,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $3,000,000 in the aggregate (determined, in each case, net of insurance proceeds) or (C) where the amount thereof is paid or reimbursed to the Company or its subsidiaries by an insurance policy, in each of clauses (A), (B) or (C), only without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its subsidiaries or any of their respective officers or directors;
(xix)   enter into or make any loans to any of its officers, directors, employees, agents or consultants (other than in connection with a defined contribution retirement plan or de minimis advances of business expenses in the ordinary course of business), or make any change in its existing borrowing or lending arrangements for or on behalf of any such Persons, except as disclosed in Section 5.1(b)(xix) of the Company Disclosure Letter;
(xx)   grant any material refunds, credits, rebates or other allowances to any supplier, vendor, distributor or franchisee, other than in the ordinary course of business;
(xxi)   except as may be required by applicable Law or applicable organizational documents, convene any special meeting (or any adjournment thereof) of the Company Shareholders other than the Company Shareholders Meetings;
(xxii)   enter into any agreement or understanding or arrangement or other Contract with respect to the voting or registration of the shares of the Company’s or its subsidiaries’ share capital or other securities, equity interests or ownership interests;
(xxiii)   renew or enter into any non-compete, exclusivity, non-solicitation, “most favored nation” or similar provision or agreement or Contract that would restrict or limit the operations of the Company and its Affiliates or the Company or its Affiliates after the Effective Date;
(xxiv)   enter into any new line of business outside of its existing business as of the date hereof, other than as contemplated in ordinary course business plans as of the date hereof and as made available by the Company to BidCo;
(xxv)   fail to maintain in full force and effect existing insurance policies that, individually or in the aggregate, are material to the Company and its subsidiaries, taken as a whole; provided, that in the event of a termination, cancellation or lapse of any material insurance policies, it shall promptly obtain replacement policies providing insurance coverage with respect to the material assets, operations and activities of the Company and its subsidiaries as currently in effect as of the date hereof;
(xxvi)   adopt a plan of agreement of complete or partial liquidation or dissolution, merger, division, consolidation, restructuring, recapitalization or other reorganizational document;
(xxvii)   enter into, amend, waive or terminate (other than terminations in accordance with their terms) any Company Affiliate Transaction;
(xxviii)   enter into or adopt any “poison pill” or similar company shareholder rights plan; or
(xxix)   agree, resolve, authorize or commit, in writing or otherwise, to do or take any of the foregoing actions described in Section 5.1(b)(i) through Section 5.1(b)(xxviii).
Any deviations from the ordinary course of business of the Company or any of its subsidiaries or any action or conduct by the Company or any of its subsidiaries, in each case reasonably necessary (but solely to the extent supported by documentation, information, data, or other evidence reasonably substantiating the necessity of such actions or conduct as determined by the Company in good faith) (x) to protect the health and safety of the Company’s or its subsidiaries’ employees and other individuals having business dealings with the Company or any of its subsidiaries in response to, (y) to respond to third-party supply or service disruptions caused by COVID-19, SARS-CoV-2 virus or any mutation or variation thereof on the business of the Company or any of its subsidiaries or (z) to respond to the direct impact of the global pandemic relating to COVID-19, SARS-CoV-2 virus or any mutation or variation thereof on the Company and its subsidiaries, taken as a whole (any such action or conduct, the “COVID-19 Response”), including complying with “shelter in place” and non-essential business orders by any Governmental Entity of competent jurisdiction, that would otherwise be in breach of this Section 5.1, shall be deemed not to be a breach of this Section 5.1.
Section 5.2   No Control of Other Party’s Business. Without limiting in any way any party’s rights or obligations under this Agreement (including Section 5.1), nothing contained in this Agreement shall give BidCo, directly or indirectly, the right to control or direct the Company’s or its subsidiaries’ operations prior to the Effective Date, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct BidCo’s or its subsidiaries’ operations prior to the Effective Date. Prior to the Effective Date, each of the Company and BidCo shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries’ respective operations.
ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.1   Acquisition Proposals.
(a)   Except as expressly permitted by Section 6.1(b), from the date of this Agreement until the Effective Date or, if earlier, the valid termination of this Agreement in accordance with Section 8.1, the Company shall not, and shall cause each of its subsidiaries and its and its subsidiaries’ respective officers, directors and employees not to, and shall use its reasonable best efforts to cause its and their other respective Representatives not to, (i) initiate, solicit or knowingly encourage or facilitate any inquiries, proposals or offers with respect to, or the making of, or that could reasonably be expected to lead to, any Acquisition Proposal, or the consummation thereof, (ii) enter into, continue or otherwise participate or engage in, facilitate or encourage, any negotiations or discussions concerning, or that could reasonably be expected to lead to, an Acquisition Proposal, or provide access to its properties, books and records or any information or data to any Person relating to an Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (iv) waive, terminate, modify or fail to enforce any provision of any “standstill” or similar obligation of any Person (other than BidCo) with respect to the Company or any of its subsidiaries, (v) take any action to make the provisions of any Takeover Law, or any restrictive provision of any applicable anti-takeover provision in the Certificate of Incorporation or Articles of Association, inapplicable to any transactions contemplated by any Acquisition Proposal, (vi) execute or enter into any merger agreement, acquisition agreement or other similar definitive agreement with respect to any Acquisition Proposal or (vii) authorize any of, or commit or agree to do any of, the foregoing. The Company shall, and shall cause each of its subsidiaries and its and its subsidiaries’ respective officers, directors and employees to, and shall use its reasonable best efforts to cause its and their other respective Representatives to, immediately cease, (x) any solicitations, discussions, communications or negotiations with any Person (other than the Parties) in connection with an Acquisition Proposal, in each case that exist as of the date hereof and (y) all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by the Company with respect to the transactions contemplated by this Agreement. The Company also agrees that it will promptly (and in any event within two (2) Business Days) deliver a written notice to each such Person to the effect that the Company is ending all such solicitations, discussions, communications and negotiations with such Person, effective immediately, which written notice shall also request each Person (other than the Parties) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to promptly return or destroy all non-public information furnished to such Person by or on behalf of it or any of its subsidiaries prior to the date hereof.
(b)   Notwithstanding anything in this Agreement to the contrary, if prior to obtaining the Company Requisite Vote the Company receives a bona fide written Acquisition Proposal from any Person that did not result from a breach of Section 6.1(a), the Company, subject to compliance with this Section 6.1, may provide non-public information and data concerning the Company and its subsidiaries in response to a request therefor by such Person and may engage or participate in any discussions or negotiations with such Person if (i) the Company shall have received from such Person a confidentiality agreement on customary terms not materially more favorable to such Person than those contained in the Confidentiality Agreement and which confidentiality agreement does not restrict in any manner the Company’s ability to perform its obligations under this Agreement (an “Acceptable Confidentiality Agreement”) and provided that the Company shall promptly (and in any event within twenty-four (24) hours thereafter) provide to BidCo any material non-public information concerning the Company or its subsidiaries that the Company provided or made available to any Person given such access which was not previously made available to BidCo, and (ii) prior to taking any such action (and as a condition thereto), (A) the Board shall have determined in good faith (after consultation with its outside legal counsel) that failure to take such action would violate the Board’s fiduciary duties under applicable Law, and (B) the Board shall have determined in good faith (after consultation with its outside legal counsel and financial advisor) that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal. The Company shall promptly (and in any event within twenty-four (24) hours) deliver to BidCo a written notice (a “Company Notice”) of the receipt after the date hereof of any Acquisition Proposal, or any inquiry, proposal or offer in respect of an Acquisition Proposal, including any modification, amendment or supplement thereto, which notice shall include a copy of such Acquisition Proposal, or such inquiry, proposal or offer in respect of an Acquisition Proposal, made in writing and any written documents or materials relating thereto (including any documents or materials relating to the financing thereof), a written summary of the material terms of such Acquisition Proposal, or such inquiry, proposal or offer in respect of an Acquisition Proposal, not made in writing, and the identity of the Person making such Acquisition Proposal or such inquiry, proposal or offer in respect of an Acquisition Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions or obligations set forth in this Section 6.1 by any subsidiary of the Company or any Representative of the Company or any of its subsidiaries acting on behalf of the Company shall be a breach of this Section 6.1 by the Company and any breach of this Section 6.1 by the Company or any of the foregoing shall be deemed a Willful Breach of this Agreement by the Company.
(c)   Nothing contained in this Agreement shall prevent the Company or the Board from taking and disclosing to its Company Shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to Company Shareholders in connection with the making or amendment of a tender offer or exchange offer), making any “stop-look-and-listen” communication to the Company Shareholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to the Company Shareholders) or from making any legally required disclosure to Company Shareholders with regard to the transactions contemplated by this Agreement or an Acquisition Proposal (provided, that the Company expressly publicly reaffirms the Recommendation in such disclosure).
(d)   For purposes of this Agreement, “Acquisition Proposal” means any proposal or offer from any Person (other than BidCo or its Affiliates) relating to any direct or indirect acquisition or purchase of a business that constitutes fifteen percent (15%) or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or fifteen percent (15%) or more of the total voting power of the equity securities of the Company, any tender offer or exchange offer that if consummated would result in any Person beneficially owning fifteen percent (15%) or more of the total voting power of the equity securities of the Company, or any merger, division, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business constitutes fifteen percent (15%) or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole).
Section 6.2   No Change of Recommendation; Exception to No Change of Recommendation.
(a)   Except as set forth in Section 6.2(b), the Board shall not take any of the any of the below actions:
(i)   fail to recommend against any Acquisition Proposal, including any Acquisition Proposal subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9, within ten (10) Business Days after the commencement of such Acquisition Proposal (it being understood and agreed that a customary “stop, look and listen” communication by the Board to the Company Shareholders in accordance with Rule 14d-9(f) of the Exchange Act, or any similar communication to the Company Shareholders in connection with the commencement of a tender offer or exchange offer, shall not be deemed to constitute a Change of Recommendation; provided, that the Board expressly publicly reaffirms the Recommendation in such communication);
(ii)   fail to include the Recommendation in the Proxy Statement and the Circular or otherwise modify, change, qualify, withdraw or withhold the Recommendation;

(iii)   make any statement to any Person beneficially owning five percent (5%) or more of the outstanding Company Shares or any public statement in connection with the Court Meeting or the General Meeting, in each case that is inconsistent with the Recommendation;
(iv)   approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any Acquisition Proposal;
(v)   approve, recommend, declare advisable or fail to recommend against, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any Contract with respect to any Acquisition Proposal or that would require, or would reasonably be expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise materially impede, interfere with or be inconsistent with, the transactions contemplated by this Agreement, including the Acquisition;
(vi)   fail to issue a press release that reaffirms the Recommendation as promptly as practicable after receipt of a written request to do so from BidCo following public disclosure of an Acquisition Proposal (but in any event within four (4) Business Days after such request to do so by BidCo or, if either of the Company Shareholders Meetings is scheduled to occur prior to such fourth (4th) Business Day, within twenty-four (24) hours after such written request (and in any event prior to such meeting));
(vii)   approve or recommend, or publicly declare advisable, any Acquisition Proposal or other proposal that would reasonably be expected to lead to an Acquisition Proposal or approve or recommend, or publicly declare advisable or publicly propose to enter into, any Alternative Acquisition Agreement;
(viii)   authorize the Company or any of its subsidiaries to enter into any agreement, arrangement or understanding with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement), or require the Company to abandon or terminate or fail to consummate the Acquisition; or
(ix)   agree, authorize or commit, or publicly propose or announce an intention, to do any of the foregoing.
(b)   Notwithstanding anything to the contrary set forth in Section 6.2(a), prior to obtaining the Company Requisite Vote, in the event of, and with respect to, an Intervening Event or a Superior Proposal not arising out of a breach of Section 6.1, the Board may (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Recommendation, (ii) fail to include the Recommendation in the Proxy Statement or the Circular or (iii) approve, recommend or otherwise declare advisable (or propose publicly to approve, recommend or otherwise declare advisable) any Superior Proposal made after the date hereof (any of (i), (ii) or (iii), a “Change of Recommendation”) and may also terminate this Agreement pursuant to Section 8.1(e)(ii) if the Board determines in good faith, after consultation with its outside legal counsel, that failure to make such Change of Recommendation or terminate this Agreement pursuant to Section 8.1(e)(ii) in response to such Superior Proposal would violate the Board’s fiduciary duties under applicable Law; provided, however, that the Company shall not effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(e)(ii) unless: (x) the Company shall have notified BidCo in writing, at least five (5) Business Days in advance (it being understood that any material change in respect of any such Intervening Event or Superior Proposal shall require a new notice but with an additional three (3) Business Days (instead of five (5) Business Days) notice period) (the “Notice Period”), that it intends to effect a Change of Recommendation or to terminate this Agreement pursuant to Section 8.1(e)(ii), which notice shall, (I) with respect to a Superior Proposal, specify the identity of the party who made such Superior Proposal and all of the material terms and conditions of such Superior Proposal and shall include all written documents and materials relating thereto (including any documents or materials relating to the financing thereof) and the most current version of the agreement relating thereto (if such agreement has been provided to the Company) or (II) with respect to an Intervening Event, state that an Intervening Event has occurred and provide all the details of such Intervening Event and the basis upon which the Board believes such an effect constitutes an Intervening Event giving rise to a Change of Recommendation rights hereunder, all with reasonable specificity; (y) after providing such notice and prior to making such Change of Recommendation or terminating this Agreement pursuant to Section 8.1(e)(ii), the Company shall negotiate in good faith with BidCo during the Notice Period (to the extent that BidCo desires to negotiate) to make such revisions to the terms of this Agreement as would permit the Board not to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(e)(ii); and (z) the Board shall have considered in good faith any changes to this Agreement offered in writing by BidCo in a manner that would obviate the need for such Change of Recommendation and shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that failure to effect such Change of Recommendation or terminate this Agreement pursuant to Section 8.1(e)(ii), as applicable, would still violate the Board’s fiduciary duties under applicable Law and, with respect to a Superior Proposal, determined in good faith that the Superior Proposal would continue to constitute a Superior Proposal if such changes offered in writing by BidCo were to be given effect; provided, that, for the avoidance of doubt, the Company shall not effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(e)(ii) prior to the expiration of the Notice Period.
(c)   Without limiting the foregoing, it is agreed that any violation of the restrictions or obligations set forth in this Section 6.2 by the Board, any subsidiary of the Company or any Representative of the Company or any of its subsidiaries shall be a breach of this Section 6.2 by the Company and any breach of this Section 6.2 by the Company or any of the foregoing shall be deemed a Willful Breach of this Agreement by the Company.
Section 6.3   Proxy Statement and Circular; Scheme Documentation, Information and Undertakings.
(a)   BidCo shall provide promptly to the Company all such information about itself, the BidCo Group and the BidCo directors and their concert parties required by (i) the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and (ii) CA 2006 or as otherwise may reasonably be requested by the Company for the purpose of inclusion in the Circular or any other Scheme Documentation (“BidCo Information”) and to provide such other cooperation and assistance as may reasonably requested by the Company in connection with the preparation of each of the Proxy Statement and the Scheme Documentation; provided, that the Company submits, or causes the submission of, drafts and revised drafts of each of the Proxy Statement and the Circular to BidCo for review and considers comments reasonably proposed by BidCo in relation thereto. BidCo will cause BidCo’s directors to accept responsibility for all of the information in each of the Proxy Statement and the Circular relating to BidCo or any of its Affiliates and their respective personnel (including the BidCo Information), any statement of opinion, belief or expectation of the directors of BidCo in relation to the Acquisition and the financing of the Acquisition (collectively, the “BidCo Responsibility Information”).
(b)   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in each of the Proxy Statement and the Circular will, at the date the Proxy Statement or the Circular, as applicable, is first mailed to the Company Shareholders, or at the time of the General Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading in light of the circumstances under which they are made. Each of the Proxy Statement and the Circular will comply as to form with the requirements of the Exchange Act and the rules and regulations thereunder, and CA 2006, other than any failure to comply that is de-minimis in nature. No representation is made by the Company with respect to statements made or incorporated by reference therein based on BidCo Information supplied by or on behalf of any member of the BidCo Group for inclusion or incorporation by reference therein. The Company will cause the directors on the Board (other than any director whom the Company considers to have a conflict of interest in relation to the Acquisition) to accept responsibility for all information in the Proxy Statement and the Circular (other than the BidCo Responsibility Information).
(c)   The Company shall, with the assistance of BidCo, prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (and in any event within fifteen (15) Business Days of the date of this Agreement or such later date as the Parties agree in writing), each of the Proxy Statement and the Circular (including a Rule 13e-3 Transaction Statement on Schedule 13e-3, if applicable). BidCo and the Company will cooperate with each other in the preparation of each of the Proxy Statement and the Circular. Subject to Section 6.2(b), the Company will cause each of the Proxy Statement and the Circular to include the unanimous recommendation of all of the directors on the Board (other than any director whom the Company considers to have a conflict of interest in relation to the Acquisition) to the Company Shareholders to vote in favor of the resolutions at the Court Meeting and the General Meeting (the “Recommendation”). The Scheme will not cover the Excluded Shares (including, for the avoidance of doubt, the Company Shares that will be acquired by BidCo or its designee(s) pursuant to the Contribution Agreement). The conditions to the Scheme set out in the Proxy Statement or the Circular shall be the same as the conditions set out in Section 7.1, Section 7.2 and Section 7.3.
(d)   Subject to applicable Law, and anything in this Agreement to the contrary notwithstanding, prior to the filing of each of the Proxy Statement and the Circular or the filing of any other required filings (or, in each case, any amendment or supplement thereto), or any dissemination thereof to the Company Shareholders, or responding to any comments from the SEC with respect thereto, the Company shall provide BidCo and its counsel with a reasonable opportunity to review and to comment on such document or response, and the Company shall consider in good faith and take into account in such filing, document or response any comments reasonably proposed by BidCo and its Representatives. The Company shall promptly notify BidCo upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement or the Circular and shall provide BidCo with copies of all correspondence between it and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement or the Circular. The Company shall use its commercially reasonable efforts to resolve all SEC comments with respect to each of the Proxy Statement and the Circular as promptly as practicable after receipt thereof. The Company shall cause each of the Proxy Statement and the Circular to be mailed to Company Shareholders as of the record date established for the Company Shareholders Meetings promptly after (x) the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement and (y) the Court has given the Company leave to convene the Court Meeting.
(e)   If at any time prior to the Company Shareholders Meetings there shall occur any event that should be set forth in an amendment or supplement to either or both of the Proxy Statement and the Circular, or if any supplemental circular, proxy statement (or related materials) or document is required to be published by the Company in connection with the Acquisition or, subject to the prior written consent of BidCo, any variation or amendment to the Acquisition, the Company shall promptly after becoming aware thereof inform BidCo in writing of such fact or event and prepare (with the assistance of BidCo) and, subject to the permission of the Court, mail to the Company Shareholders such an amendment or supplement, in each case, to the extent required by applicable Law. Each of the Company and BidCo agrees to promptly (i) correct any information provided by it specifically for use in either or both of the Proxy Statement and the Circular if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in either or both of the Proxy Statement and the Circular to include any information that shall become necessary in order to make the statements in the either or both of the Proxy Statement and the Circular, as applicable, in light of the circumstances under which they were made, not misleading. The Company further agrees to cause either or both of the Proxy Statement and the Circular, as applicable, as so corrected or supplemented promptly to be filed with the SEC and, subject to the permission of the Court, to be disseminated to its Company Shareholders, in each case as and to the extent required by applicable Law.
(f)   The Company shall, subject to applicable Law:
(i)   prior to the General Meeting and the Court Meeting, keep BidCo reasonably informed of the number of proxy votes received in respect of the resolutions to be proposed at the General Meeting and the Court Meeting and to provide BidCo with details of any material changes to the Company’s shareholder and other statutory registers which occur prior to the Effective Date as promptly as reasonably practicable;
(ii)   cooperate with and provide such details to BidCo and its advisers in relation to the Company Share Plans and awards thereunder as BidCo or its advisers may reasonably request and to communicate with participants of the Company Share Plans as reasonably necessary or desirable to implement the Acquisition in the manner contemplated by this Agreement;
(iii)   coordinate with BidCo for the purpose of obtaining any Tax clearances that BidCo may reasonably require to be obtained in connection with the Scheme and the Acquisition, to provide drafts of any such application for clearance and take into account BidCo’s reasonable comments and not to dispatch any application for such clearance without the prior written consent of BidCo;

(iv)   provide, and cause each of its subsidiaries to provide, promptly to BidCo and its advisers such information, documentation and access to the management, employees, facilities and assets of such subsidiary and its advisers and independent auditors as is reasonably requested by BidCo for the purposes of implementing the Acquisition and preparing or making any filing, notification or submission with a Governmental Entity in connection with the Acquisition; and
(v)   take any action not otherwise contemplated under this Agreement that is reasonably requested by BidCo to implement the Acquisition.
Section 6.4   Company Shareholders Meetings.   The Company, acting through the Board (or a duly empowered committee thereof), shall, as promptly as reasonably practicable following (x) confirmation by the SEC that the SEC has no further comments on the Proxy Statement and (y) the Court giving the Company leave to convene the Court Meeting, take all action required under CA 2006 and the Articles of Association and the applicable requirements of Nasdaq necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable the General Meeting and the Court Meeting (including any adjournment or postponement thereof, the “Company Shareholders Meetings”), with the meeting date of the Company Shareholders Meetings and the Voting Record Time to be selected after reasonable consultation with BidCo (it being expected that the General Meeting will be held as soon as the preceding Court Meeting shall have been concluded and, if the Court Meeting is adjourned, the General Meeting shall be correspondingly adjourned); provided, that the Company may postpone, recess or adjourn such meeting (i) to the extent required by Law or the Court or otherwise necessary for bona fide security reasons or a physical event outside of the Company’s control which renders the holding of either or both of the Company Shareholders Meetings impossible or impracticable, (ii) with the written consent of BidCo, (iii) to allow additional time to solicit additional proxies in order to obtain the Company Requisite Vote, (iv) in the absence of a quorum or (v) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which (A) is ordered by the Court or (B) the Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to the Company Shareholders Meetings. Subject to Section 6.2(b), the Company, acting through the Board (or a duly empowered committee thereof), shall (a) make the Recommendation and include in each of the Proxy Statement and the Circular the Recommendation, (b) issue a press release that reaffirms the Recommendation as promptly as practicable after receipt of a written request to do so from BidCo following public disclosure of an Acquisition Proposal (but in any event within four (4) Business Days after such written request to do so by BidCo or, if either of the Company Shareholders Meetings is scheduled to occur prior to such fourth (4th) Business Day, within twenty-four (24) hours after such written request or such disclosure (and in any event prior to such meeting)), and (c) use its reasonable efforts to solicit from the Company Shareholders proxies to obtain the Company Requisite Vote. Notwithstanding anything to the contrary contained in this Agreement, the Company shall submit this Agreement and the transactions contemplated hereby to the Company Shareholders at the Company Shareholders Meetings and shall not submit any alternate Acquisition Proposal for adoption by the Company Shareholders unless this Agreement has been validly terminated in accordance with its terms.
Section 6.5   Further Action; Efforts.
(a)   Subject to the terms and conditions of this Agreement, each Party will use its best efforts to (and, in the case of BidCo, use its best efforts to cause each of its subsidiaries and Affiliates (collectively, the “BidCo Group”) to) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the Acquisition and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each Party hereto agrees to make (or cause to be made) an appropriate filing of a Notification and Report Form pursuant to the HSR Act and the foreign antitrust and investment filings listed in Section 6.5(a) of the Company Disclosure Letter with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten (10) Business Days of the date hereof with respect to any filing made pursuant to the HSR filing and as promptly as practicable for the other filings listed in Section 6.5(a) of the Company Disclosure Letter and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any Antitrust or Foreign Investment Law and to take any and all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act and to obtain approval required under any other Antitrust or Foreign Investment Law as soon as practicable.
(b)   BidCo, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 6.5(a) to obtain all requisite approvals and authorizations or expiration of waiting periods for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust or Foreign Investment Law, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) subject to applicable Law, furnish to the other party as promptly as reasonably practicable all information required for any application or other filing to be made by the other party pursuant to any applicable Law in connection with the transactions contemplated by this Agreement; (iii) promptly notify the other Party of any substantive communication received by such party from, or given by such party to, the U.S. Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign Governmental Entity and of any substantive communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby and, subject to applicable Law, furnish the other party promptly with copies of all correspondence, filings and communications between them and the FTC, the DOJ, or any other Governmental Entity with respect to the transactions contemplated by this Agreement (other than Item 4(c) and Item 4(d) documents and subject to adequate measures for protection of commercially and/or competitively sensitive information); (iv) respond as promptly as reasonably practicable to any inquiries received from, and supply as promptly as reasonably practicable any additional information or documentation that may be requested by the DOJ, FTC or by any other Governmental Entity in respect of such registrations, declarations and filings or such transactions; and (v) permit the other Party to review any substantive communication given by it to, and consult with each other in advance, and consider in good faith the other Party’s reasonable comments in connection with, any communication, meeting or conference with, the FTC, the DOJ or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person; provided, that BidCo shall be solely responsible for the final content of any substantive communications with any applicable Governmental Entity. For purposes of this Agreement, “Antitrust or Foreign Investment Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or (ii) review and approve investments made by entities based in other countries.
(c)   No Party shall independently participate in any substantive meeting or communication with any Governmental Entity in respect of any such filings, investigation or other inquiry relating to Section 6.5(a) or Section 6.5(b) without giving the other Parties sufficient prior notice of the meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and/or participate in such substantive meeting or communication. Notwithstanding anything to the contrary set forth in this Agreement, and in furtherance and not in limitation of the foregoing, BidCo shall, and shall cause its Affiliates and subsidiaries to, take any and all steps necessary to (x) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by this Agreement under any Antitrust or Foreign Investment Law or (y) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the Parties to close the contemplated transactions expeditiously (and, for the avoidance of doubt, so as to avoid an in-depth or second-phase review by the relevant Governmental Entity) (but in no event later than the End Date), including, but without limiting the foregoing, (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate orders or otherwise, the sale, divesture, disposition, or license of any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest therein and (ii) otherwise taking or committing to take actions that would limit BidCo’s, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company’s or its subsidiaries’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses of BidCo, BidCo’s subsidiaries, BidCo’s Affiliates, or the Company or its subsidiaries or any interest or interests therein, provided that any such action is conditioned upon (and shall not be completed prior to) the consummation of the Acquisition and the other transactions contemplated by this Agreement.

(d)   Subject to the obligations under Section 6.5(c), in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Acquisition or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, each of BidCo and the Company shall, and BidCo shall cause each member of the BidCo Group to, cooperate in all respects with each other and use its respective best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.
(e)   Neither BidCo nor any of its Affiliates shall acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or equity interests, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents of any Governmental Entity necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any Governmental Entity seeking or entering an order prohibiting the consummation of the transactions contemplated by this Agreement; or (iii) materially delay or prevent the consummation of the transactions contemplated by this Agreement.
(f)   Notwithstanding the foregoing, (i) BidCo shall direct, in consultation with the Company and after considering in good faith the Company’s views, strategy and timing, proceedings and other activities with respect to seeking any actions, non-actions, terminations or expirations of waiting periods, consents, approvals or waivers of any Governmental Entity as contemplated hereby (provided that no Party may enter into a so-called timing agreement with any Governmental Entity without the consent of the other Party), (ii) the Company shall, and shall cause each of its subsidiaries to, use reasonable best efforts to take such actions as reasonably requested by BidCo in connection with obtaining any such actions, non-actions, terminations or expirations of waiting periods, consents, approvals or waivers and (iii) BidCo shall have the sole and exclusive right, in consultation with the Company and after considering in good faith the Company’s views, to propose, negotiate, offer or commit to make or effect any divestitures, dispositions or licenses of any assets, properties, products, rights, services or businesses, or to agree to any other remedy, requirement, obligation, condition or restriction related to the conduct of BidCo’s and its HSR Affiliates’ (as such term is defined by the HSR Act) or the Company’s and its subsidiaries’ businesses in order to resolve any Governmental Entity’s objections to or concerns about the transactions contemplated by this Agreement.
(g)   Notwithstanding the foregoing, commercially and/or competitively sensitive information and materials of a Party will be provided to the other Party on an outside counsel-only basis (or by otherwise taking appropriate steps to safeguard the information and comply with applicable Law) while, if requested in writing by the other Party and to the extent feasible, making a version in which the commercial and/or competitively sensitive information has been redacted available to the other Party.
Section 6.6   Notification of Certain Matters. The Company shall give prompt notice to BidCo, and BidCo shall give prompt notice to the Company, of (a) any notice or other communication received by such Party from any Governmental Entity in connection with the Acquisition or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Acquisition or the transactions contemplated herein, to the extent such consent is not already contemplated by this Agreement, if the subject matter of such communication or the failure of such Party to obtain such consent could be material to the Company or BidCo; (b) any actions, suits, claims, investigations or proceedings commenced or, to such Party’s knowledge, threatened in writing against such Party or any of its subsidiaries which relate to the Acquisition or the other transactions contemplated hereby; or (c) any change, condition or event (i) has had, or would reasonably to have, a Material Adverse Effect, or (ii) that results, or could reasonably be expected to result, in any failure of such party to comply with or satisfy any covenant, condition or agreement (including any condition set forth in Article VII) to be complied with or satisfied hereunder; provided, that the delivery of any notice pursuant to this Section 6.6 shall not (A) cure any breach of, or non-compliance with, any other provision of this Agreement or (B) limit the remedies available to the Party receiving such notice.

Section 6.7   Access to Information; Confidentiality.
(a)   From the date hereof to the Effective Date or the earlier valid termination of this Agreement, upon reasonable prior written notice from BidCo (and subject to any reasonable limitations to protect the health and safety of the Company’s or its subsidiaries’ employees and other individuals having business dealings with the Company or any of its subsidiaries in response to COVID-19, SARS-Cov-2 virus or any mutation or variation thereof; provided, that in any such instance the Company shall reasonably cooperate with BidCo to provide such information, in whole or in part, to the extent and in a manner compliant with such limitations), the Company shall, and shall use its reasonable best efforts to cause its subsidiaries, officers, directors and employees to, afford BidCo and its Representatives reasonable access, consistent with applicable Laws relating to the exchange of information, at normal business hours to the Company’s and its subsidiaries’ officers, employees, Representatives, properties, offices and other facilities and to all Contracts, commitments, books, records, Tax Returns and any Tax documents or information that the Company or any of its subsidiaries receives or has received pursuant to a Tax sharing agreement, and shall furnish BidCo reasonably promptly with all financial, operating and other data and information concerning its business and properties as BidCo or its Representatives, may from time to time reasonably request (provided, that BidCo and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company).
(b)   Notwithstanding the foregoing, any such investigation or consultation shall not include any environmental sampling or invasive environmental testing. Neither the Company nor any of its subsidiaries shall be required to provide access to or to disclose information if the Company determines, in its reasonable best judgment, based on the advice of outside counsel, such access or disclosure would violate an obligation of confidentiality pursuant to any binding agreement entered into prior to the date of this Agreement to which the Company or any of its subsidiaries is a party (so long as the Company shall have used reasonable best efforts to obtain the consent of such third party to such access or disclosure), would result in the loss or waiver of any attorney-client privilege of the Company or any of its subsidiaries (provided, that the Company will enter into a joint defense agreement with BidCo if requested with respect to any such information) or contravene any applicable Law, rule, regulation, order, judgment or decree. All requests for information made pursuant to this Section 6.7(b) shall be directed to the executive officer or other Person designated by the Company.
(c)   BidCo will comply with the terms and conditions of the letter agreement, dated as of June 3, 2019, between the Company and Apollo Management IX, L.P. (which agreement shall automatically terminate and be of no further force and effect upon the earlier of the Effective Date and the twelve (12) month anniversary of the date hereof, as amended, restated, supplemented or otherwise modified from time to time, the “Confidentiality Agreement”), and will hold and treat, and will cause their respective officers, employees, auditors and other Representatives to hold and treat, in confidence all documents and information concerning the Company and its subsidiaries furnished to BidCo in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, which Confidentiality Agreement shall remain in full force and effect each in accordance with its terms. The Company agrees that it will treat any documents and information concerning the BidCo Related Parties furnished or otherwise made available to the Company, its subsidiaries or their respective Representatives in connection with the transactions contemplated by this Agreement as if it was “Confidential Information” under the Confidentiality Agreement and as if the use and disclosure restrictions thereunder applied to the Company.
Section 6.8   Stock Exchange Delisting; Re-Registration as a Private Company; De-Registration under the Exchange Act.   Each of the Parties agrees to cooperate with each other to do or cause to be done all things, reasonably necessary, proper or advisable on their respective parts under applicable Laws, CA 2006 and rules and policies of Nasdaq to enable the delisting by the Company of the Company Shares from Nasdaq (the “Delisting”), and the re-registration of the Company from a public limited company into a private limited company under CA 2006, as promptly as practicable after the Effective Date, and the deregistration of the Company Shares under the Exchange Act as promptly as practicable following the Delisting.
Section 6.9   Publicity.   The initial press release regarding the Acquisition shall be a joint press release and thereafter the Company and BidCo shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Acquisition and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity, in each case, as determined in the good faith judgment of the Party proposing to make such release (in which case, such Party shall not issue or cause the publication of such press release or other public announcement without prior consultation with the other Party); provided, that a Party may, without the prior consent of the other Party issue such press release or make such public announcement in any case in which such disclosure is made in connection with a dispute between the parties hereto regarding this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, BidCo and its Affiliates may, without consulting the Company, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person.
Section 6.10   Employee Benefits.
(a)   For a period of at least twelve (12) months following the Effective Date, BidCo shall provide, or shall cause the Company to provide, to each employee of the Company or its subsidiaries who continues to be employed by the Company or any subsidiary or Affiliate thereof (the “Continuing Employees”), (i) a salary, wage and target bonus opportunity, that is the same, in the aggregate, as the salary, wage and target bonus opportunity that was provided to such Continuing Employee immediately prior to the Effective Date; provided, that through the end of calendar year 2021, each Continuing Employee shall be provided with a salary, wage and target bonus opportunity that, in each case, is the same as the salary, wage and target bonus opportunity that was provided to such Continuing Employee immediately prior to the Effective Date and (ii) that was provided to such Continuing Employee immediately prior to the Effective Date and (ii) employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that are substantially comparable in the aggregate to the employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) provided to such Continuing Employee immediately prior to the Effective Date; provided, that through the end of calendar year 2021, each Continuing Employee shall be provided with employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that are no less favorable in the aggregate than the employee pension, welfare and other benefits (other than any defined benefit pension or equity-based compensation) that was provided to such Continuing Employee immediately prior to the Effective Date. From the Effective Date through the date that is twelve (12) months following the Effective Date, BidCo or one of its Affiliates shall maintain for the benefit of each Continuing Employee a severance or termination arrangement or policy no less favorable than the severance or termination arrangement or policy provided to such Continuing Employee immediately prior to the Effective Date, including, without limitation any severance policy set forth in Section 1.17 of the Cardtronics Employee Manual for U.S. employees. This Section 6.10(a) shall not apply to Continuing Employees whose terms and conditions of employment are governed by a collective bargaining agreement.
(b)   BidCo and its Affiliates shall maintain all Company Plans that are health and welfare plans in effect as of the Effective Date, through calendar year 2021 and thereafter, BidCo shall use commercially reasonable efforts to (i) cause any preexisting conditions or limitations and eligibility waiting periods under any group health or welfare plans of BidCo or its Affiliates to be waived with respect to Continuing Employees and their eligible dependents and (ii) give each Continuing Employee credit for the plan year in which the Continuing Employee commence participation in a corresponding employee benefit plan of BidCo or an Affiliate towards applicable deductibles, copayments, coinsurance and annual out-of-pocket limits for medical expenses incurred prior to the date of commencement in such new plan of BidCo or an Affiliate for which payment has been made. BidCo shall, to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized under a similar Company Plan, give each Continuing Employee service credit for such Continuing Employee’s employment with the Company, its subsidiaries and predecessors for purposes of eligibility to participate, vesting credit, level of benefits and benefit accrual (but excluding benefit accrual under defined benefit pension plans) under each applicable BidCo benefit plan as if such service had been performed with BidCo; provided, that such recognition of service shall not apply (x) for purposes of any BidCo benefit plan under which similarly situated employees of BidCo and its subsidiaries participate and do not receive credit for prior service or (y) for purposes of any plan or arrangement that is grandfathered or frozen and not open to new participants, either with respect to the level of benefits or participation.
(c)   As of the Effective Date, BidCo shall or shall cause the Company to, assume or retain, as the case may be, all obligations of the Company and its subsidiaries for the accrued and unused vacation and paid time off of the Continuing Employees. Continuing Employees shall be permitted to use such accrued and unused vacation and paid time off in accordance with the Company’s or a subsidiary’s, as applicable, policies and procedures as may be in effect from time to time.
(d)   BidCo shall or shall cause the Company or its subsidiaries to pay Continuing Employees annual cash bonus amounts for the full year in which the Effective Date occurs in accordance with the terms of the applicable cash bonus plans in effect immediately prior to the Effective Date. If the annual cash bonus with respect to the 2020 fiscal year has not been paid prior to the Effective Date, BidCo shall or shall cause the Company or its subsidiaries to pay such bonuses on terms approved by the Company’s compensation committee prior to the Effective Date at the regularly scheduled time in the ordinary course.
(e)   Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of BidCo, the Company or any Affiliate of BidCo, or shall interfere with or restrict in any way the rights of BidCo, the Company or any Affiliate of BidCo, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any provision in this Agreement to the contrary, nothing in Section 6.10(a) shall (i) be deemed or construed to be an amendment or other modification of any Benefit Plan, (ii) deemed or construed to establish any Benefit Plan, (iii) prevent or limit BidCo, the Company or any Affiliate of BidCo from amending or terminating any Benefit Plans in accordance with their terms and subject to Section 6.10(a), or (iv) create any third party rights in any current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).
Section 6.11   Directors’ and Officers’ Indemnification and Insurance.
(a)   From and after the Effective Date, BidCo shall cause the Company to assume all obligations of the Company and its subsidiaries in respect of exculpation, indemnification and advancement of expenses for each individual who on the Effective Date is, or at any time prior to the Effective Date was, a director or officer of the Company, or, while a director or officer of the Company, is or was a director or officer of its subsidiaries (each, an “Indemnified Party”), for acts or omissions occurring on or prior to the Effective Date as provided in the Certificate of Incorporation and Articles of Association as in effect on the date of this Agreement. For a period of six (6) years from the Effective Date, the Company shall maintain, and BidCo shall cause the Company to maintain, provisions of the Certificate of Incorporation and Articles of Association with respect to limitation of liabilities of directors and indemnification and advancement of expenses of officers and directors of the Company that are no less favorable to the Indemnified Parties than are set forth in the Certificate of Incorporation and Articles of Association as in effect on the date of this Agreement, and shall not prior to the expiration of such period amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, however, that all rights to indemnification in respect of any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (each, a “Proceeding”) made within such six (6)-year period shall continue until the disposition or resolution of such Proceeding in accordance with the Company’s Certificate of Incorporation and Articles of Association. Anything to the contrary in this Section 6.11 notwithstanding, any Person to whom an advancement of expenses is provided in connection with a Proceeding shall be required to provide, as a condition to such advancement, an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification in connection with such Proceeding. In the event of any such Proceeding (x) neither BidCo nor Company shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification could be sought by such Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing to such settlement, compromise or consent and (y) the Company shall cooperate in the defense of any such matter. In the event any Proceeding is brought against any Indemnified Party and in which indemnification could be sought by such Indemnified Party under this Section 6.11, (i) the Company or BidCo shall have the right, but not the obligation, to control the defense thereof after the Effective Date,

(ii) each Indemnified Party shall be entitled to retain his or her own counsel, whether or not the Company shall elect to control the defense of any such Proceeding, (iii) the Company shall advance all reasonable fees and expenses of any counsel retained by an Indemnified Party promptly after statements therefor are received, whether or not the Company shall elect to control the defense of any such Proceeding and (iv) no Indemnified Party shall be liable for any settlement effected without his or her prior express written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
(b)   Any Indemnified Party wishing to claim indemnification or an advancement of expenses under Section 6.11, upon learning of any such Proceeding, shall promptly notify the Company thereof, but the failure to so notify shall not relieve the Company of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the Company.
(c)   BidCo shall maintain, or shall cause the Company to maintain, at no expense to the beneficiaries, in effect for a period of six (6) years from the Effective Date the current policies of the directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company as disclosed in Section 6.11 of the Company Disclosure Letter with respect to matters existing or occurring on or prior to the Effective Date; provided, however, that after the Effective Date, BidCo shall not be required to pay in the aggregate for such coverage more than 300% of the last annual premium paid by the Company prior to the date hereof in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount. At BidCo’s option, BidCo may direct the Company to purchase a six (6)-year prepaid “tail policy” to incept on the Effective Date at a cost no greater than the aggregate amount that the Company would be permitted to spend during the six (6)-year period provided for in this Section 6.11(c) on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Date, including the transactions contemplated hereby. In the event BidCo elects to purchase such a “tail policy” in accordance with this Section 6.11(c) prior to the Effective Date, the Company shall (and BidCo shall cause the Company to) maintain such “tail policy” in full force and effect. BidCo agrees to cause the Company to honor and perform all indemnification agreements entered into by the Company or any of its subsidiaries with any Indemnified Party on the terms and conditions set forth therein and solely to the extent disclosed in Section 6.11 of the Company Disclosure Letter.
(d)   If BidCo or the Company or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or Company or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of BidCo or the Company shall assume all of the obligations set forth in this Section 6.11.
(e)   The provisions of this Section 6.11 shall survive the Acquisition and, following the Effective Date, are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their heirs and Representatives.
Section 6.12   Treatment of Company Indebtedness.
(a)   Prepayment of Indebtedness under Company Credit Facilities.
(i)   The Company shall use reasonable best efforts, and shall cause its applicable subsidiaries to use reasonable best efforts, to deliver to BidCo on or prior to the Effective Date (with drafts delivered at least two (2) Business Days prior to the Effective Date) copies of payoff letters (subject to the delivery of funds as arranged by BidCo) with respect to the Company Credit Facilities in customary form, which payoff letters shall (A) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Company Credit Facilities as of the anticipated Effective Date (and, if applicable, the daily accrual thereafter) (the “Payoff Amount”), (B) state that upon receipt of the Payoff Amount under such payoff letters, the Company Credit Facilities and all related loan documents shall be terminated and (C) provide that all Liens and guarantees in connection with the Company Credit Facilities relating to the assets and properties of the Company or any of its subsidiaries securing the obligations under the Company Credit Facilities shall be released and terminated upon payment of the Payoff Amount on the Effective Date.
(ii)   The Company shall use reasonable best efforts, and shall cause its applicable subsidiaries to use reasonable best efforts, to unwind or novate or assist BidCo in connection with the unwinding or novation of any outstanding interest rate or other swaps or hedges on the Effective Date that are designated by BidCo in writing to the Company at least five (5) Business Days prior to the Effective Date (notice of which may be delivered by the Company to the applicable interest rate, swap or hedge counterparty at BidCo’s request in advance of the Effective Date so long as the underlying swap or hedge documentation permits any such notice to be contingent upon the consummation of the Acquisition).
(b)   Senior Notes.
(i)   BidCo will be permitted to commence and conduct one or more offers to purchase, including any “Change of Control Offer” (as such term is defined in the Indenture) and/or any tender offer and to conduct a consent solicitation, if any (each, a “Debt Offer” and, collectively, the “Debt Offers”), with respect to any or all of the outstanding aggregate principal amount of the Senior Notes on terms that are acceptable to BidCo; provided, that any such Debt Offer is consummated using funds provided by BidCo and at BidCo’s expense. BidCo shall provide the Company with the necessary offer to purchase or other related documents in connection with the Debt Offer (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable Debt Offer to allow the Company and its counsel to review and comment on the related Debt Offer Documents. The Debt Offers shall be conducted in compliance with the Indenture and applicable Law, including SEC rules and regulations. The Company shall, and shall cause its subsidiaries and their respective Representatives to, in each case, use their reasonable best efforts to provide all cooperation reasonably requested by BidCo in connection with any Debt Offer; provided, that the Company shall not be required to cooperate with respect to any Debt Offer that is not in compliance with the Indenture and applicable Laws.
(ii)   Subject to the receipt of any requisite consents in connection with a consent solicitation, the Company and its subsidiaries shall execute a supplemental indenture to the Indenture in accordance with the Indenture, amending the terms and provisions of the Indenture as described in the Debt Offer Documents as reasonably requested by BidCo, which supplemental indenture shall become operative no earlier than the Effective Date or the acceptance for purchase of the Senior Notes by BidCo, and shall use reasonable best efforts to cause the trustee under the Indenture to enter into such supplemental indenture. The Company shall, and shall cause its subsidiaries and their respective Representatives to, in each case, use their reasonable best efforts to provide all cooperation reasonably requested by BidCo in connection with the execution of supplemental indentures, including, if requested by BidCo, the Company shall use its reasonable best efforts to cause its legal counsel to provide all customary legal opinions required in connection with the transactions contemplated by this clause (ii) to the extent such legal opinion is required to be delivered prior to the Effective Date. Notwithstanding the foregoing, in no event shall the Company or its legal counsel be required to give an opinion with respect to a Debt Offer that in the reasonable opinion of the Company does not comply with applicable Laws or the Indenture.
(iii)   If requested by BidCo, in lieu of or in addition to BidCo commencing a Debt Offer for the Senior Notes, the Company shall use its reasonable best efforts, to the extent permitted by the Indenture, to (A) issue one or more notices of optional redemption for all or a portion of the outstanding aggregate principal amount of the Senior Notes (which may be delivered at BidCo’s request in advance of the Effective Date so long as they are contingent upon the occurrence of the Effective Date (it being understood and agreed that they may also be contingent upon the occurrence of other events in addition to the occurrence of the Effective Date)), pursuant to the redemption provisions of the Indenture and (B) take any other actions reasonably requested by BidCo to facilitate the satisfaction and discharge of the Senior Notes pursuant to the satisfaction and discharge provisions of the Indenture and the other provisions of the Indenture applicable thereto. If a conditional notice of redemption is given, BidCo shall ensure that on the Effective Date, so long as the applicable conditions of such redemption are satisfied, the Company has all funds necessary in connection with such redemption.
(c)   The Company shall, and shall cause its subsidiaries and their respective Representatives to, in each case, use their reasonable best efforts to provide all customary cooperation reasonably requested by BidCo in connection with this Section 6.12.

Section 6.13   BidCo Financing.
(a)   BidCo shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate the Financing in an amount required to satisfy the Financing Uses no later than the Effective Date on the terms and conditions described in or contemplated by the Commitment Letters (or on other terms (x) that are not less favorable to BidCo than the terms and conditions (including any “market flex” provisions contained in the Debt Fee Letter) set forth in the Commitment Letters and (y) so long as such other terms would not have any result, event or consequence described in Section 6.13(c)(ii)), including using reasonable best efforts to (i) maintain in full force and effect the Commitment Letters, (ii) negotiate and execute definitive agreements with respect to the Debt Financing required to satisfy the Financing Uses (which, with respect to the bridge facility documentation, shall not be required until reasonably necessary or advisable in connection with the funding of the Debt Financing) on the terms and conditions contained in the Debt Commitment Letter (or on other terms (x) that are not less favorable to BidCo than the terms and conditions (including any “market flex” provisions contained in the Debt Fee Letter) set forth in the Commitment Letters and (y) so long as such other terms would not have any result, event or consequence described in Section 6.13(c)(ii)) (such definitive agreements, the “Definitive Financing Agreements”), (iii) satisfy and comply with on a timely basis (except to the extent that BidCo has obtained the waiver of) all conditions and covenants to the funding or investing of the Financing in the Commitment Letters and the Definitive Financing Agreements that are to be satisfied by BidCo and are within its control, (iv) enforce BidCo’s rights under the Commitment Letters (including, with respect to the Debt Commitment Letter, BidCo’s right to cause the Debt Financing Sources to fund the Debt Financing upon the satisfaction of the conditions set forth in the Debt Commitment Letter) and (v) consummate the Financing in an amount required to satisfy the Financing Uses on or prior to the Effective Date. BidCo shall comply with its obligations under the Commitment Letters in a timely and diligent manner.
(b)   In the event that, notwithstanding the use of reasonable best efforts by BidCo to satisfy its obligations under Section 6.13(a), any portion of the Debt Financing in an amount required to satisfy the Financing Uses (after taking into account any available Equity Financing and the portion of the Debt Financing that remains available) becomes unavailable on the terms and conditions (including any “market flex” provisions set forth in the Debt Fee Letter) contemplated by the Debt Commitment Letter or the Equity Commitment Letter or any of the Definitive Financing Agreements shall be withdrawn, repudiated, terminated or rescinded, regardless of the reason therefor, BidCo shall use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, notify the Company of such unavailability and the reason therefor and BidCo shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange to obtain from the same and/or Alternative Financing sources, alternative financing on terms and conditions not materially less favorable to BidCo than the terms and conditions (including any “market flex” provisions set forth in the Debt Fee Letter) contained in the Debt Commitment Letter in an amount sufficient, when added to the portion of the Debt Financing that is and remains available and taking into account any available Equity Financing, to satisfy the Financing Uses (“Alternative Financing”) and to obtain and provide the Company with a copy of any new executed commitment letter that provides for such Alternative Financing (the “Alternative Financing Commitment Letter”). For purposes of this Agreement (other than with respect to representations in this Agreement made by BidCo that speaks to the date of this Agreement) references to (i) the “Financing” and “Debt Financing” shall include the Debt Financing and any such Alternative Financing, (ii) the “Commitment Letter” and the “Debt Commitment Letter” shall include the Debt Commitment Letter to the extent not superseded by the Alternative Financing Commitment Letter and any such Alternative Financing Commitment Letter, (iii) the “Definitive Financing Agreements” shall include the definitive documentation relating to the debt financing completed by the Debt Commitment Letter and any such Alternative Financing and (iv) the “Debt Financing Sources” shall include the financial institutions and other entities party to any Alternative Financing Commitment Letter.
(c)   BidCo shall not, and shall cause its Affiliates not to, permit or consent to or agree to any amendment, restatement, replacement, supplement, termination or other modification or waiver of any provision or remedy under, (i) the Equity Commitment Letter (other than to increase the amount of Equity Financing available thereunder) without the prior written consent of the Company or (ii) the Debt Commitment Letter without the prior written consent of the Company, if such amendment, restatement, supplement, termination, modification or waiver would (A) impose new, modified or additional conditions precedent to the funding of the Debt Financing, (B) be reasonably expected to prevent or delay the availability of all or a portion of the Debt Financing necessary to satisfy the Financing Uses (after taking into account any available Equity Financing) or the consummation of the transactions contemplated hereby, (C) reduce the aggregate amount of the Debt Financing below the amount necessary to satisfy the Financing Uses (after taking into account any available Equity Financing) or (D) otherwise adversely affect the ability of BidCo to enforce its rights under the Debt Commitment Letter; provided, that, for the avoidance of doubt, BidCo may amend the Debt Commitment Letter to add initial lenders, lead arrangers, bookrunners, syndication agents or other similar roles that had not executed the Debt Commitment Letter as of the date of this Agreement to the extent doing so would not impose new, modified or additional conditions or expand any existing conditions to the amount, receipt or availability of the Debt Financing or result in any amendments to the Debt Commitment Letter that would not otherwise be permitted without the Company’s consent. As promptly as practicable following execution thereof (but in any event within two (2) Business Days), BidCo shall furnish to the Company a correct and executed copy of any such amendment, restatement, replacement, supplement, modification, waiver or consent of or relating to the Commitment Letters and the Debt Fee Letter and any other fee letters entered into in connection with the Debt Financing (which may be redacted in a manner consistent with the redactions permitted by Section 4.8). For purposes of this Agreement (other than with respect to representations in this Agreement made by BidCo that speaks as of the date of this Agreement), references to (1) the “Equity Financing,” “Debt Financing” and “Financing” will include the financing contemplated by the Commitment Letters as permitted by this Section 6.13 to be amended, restated, replaced, supplemented or otherwise modified or waived and (2) the “Debt Commitment Letter,” “Equity Commitment Letter” or “Commitment Letters” shall include such document as amended, restated, replaced, supplemented or otherwise modified or waived to the extent such amendment, restatement, replacement, supplement, other modification or waiver was expressly permitted under this Section 6.13, in each case from and after the date such expressly permitted amendment, restatement, replacement, supplement or other modification or waiver.
(d)   Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 6.13 will require, and in no event will the reasonable best efforts of BidCo be deemed or construed to require, BidCo to (i) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter or (ii) pay any fees materially in excess of the fees and other amounts contemplated by the Equity Commitment Letter and/or the Debt Commitment Letter (including any “market flex” provisions set forth in the Debt Fee Letter).
(e)   Upon the request of the Company, BidCo shall keep the Company informed as promptly as practicable (and in any event within two (2) Business Days of each such request) in reasonable detail of the status of its efforts to arrange the Debt Financing and/or obtain any Alternate Financing. Without limiting the generality of the foregoing, BidCo shall give the Company prompt written notice after BidCo’s knowledge of (i) any default or breach (or any event that, with or without notice, lapse of time or both, would, or would reasonably be expected to, give rise to any default or breach) by any party under any of the Commitment Letters or the Definitive Financing Agreements of which BidCo becomes aware, (ii) any termination of any of the Commitment Letters, (iii) the receipt by BidCo of any written notice or other written communication from any Financing Source with respect to any (A) actual or potential default, breach, termination or repudiation of any Commitment Letter or any Definitive Financing Agreement, or any material provision thereof, in each case by any party thereto, or (B) material dispute or disagreement between or among any parties to any Commitment Letter or the Definitive Financing Agreements that would reasonably be expected to prevent or materially delay the Effective Date or make the funding of the Debt Financing and/or Equity Financing required to satisfy the Financing Uses on the Effective Date less likely to occur, (iv) the occurrence of an event or development that could reasonably be expected to adversely impact the ability of BidCo to obtain all or any portion of the Debt Financing and/or Equity Financing necessary to satisfy the Financing Uses and (v) any condition precedent to any of the Debt Financing and/or Equity Financing that BidCo has any reason to believe will not be satisfied at the Effective Date.
(f)   From the date of this Agreement until the earlier of the Effective Date and the valid termination of this Agreement in accordance with Article VIII, the Company agrees to use reasonable best efforts to provide, and shall cause its subsidiaries and their respective Representatives to use reasonable best efforts to provide, in each case at BidCo’s sole expense, all reasonable and customary cooperation as may be reasonably requested by BidCo to assist BidCo in causing the conditions in the Debt Commitment Letter to be satisfied or as is otherwise reasonably requested by BidCo and as is reasonably necessary or customary for financings similar to the financings contemplated by the Debt Commitment Letter (including any offering or private placement of debt securities pursuant to Rule 144A under the Securities Act), including using reasonable best efforts to:
(i)   as promptly as reasonably practicable (A) furnish BidCo with the Required Information and other information regarding the Company and its subsidiaries that is reasonably requested by BidCo and customarily included in marketing materials or offering documents for financings similar to the financings contemplated by the Debt Commitment Letter and is readily available to the Company and (B) inform BidCo if the chief executive officer, chief financial officer, treasurer, controller or comparable officer of the Company shall have actual knowledge of any facts as a result of which a restatement of any financial statements included in the Required Information is probable or under active consideration in order for such financial statements to comply with GAAP;
(ii)   upon reasonable prior written notice, and at mutually agreed times and locations, cause appropriate members of the Company’s senior management team to participate in a reasonable number of meetings, conference calls, presentations and roadshows with prospective lenders and investors, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies and use reasonable best efforts to assist BidCo in obtaining ratings in connection with the Debt Financing;
(iii)   reasonably assist BidCo and the Debt Financing Sources with the reasonably timely preparation of customary (A) materials for rating agency presentations and (B) bank information memoranda, lender presentations, investor presentations, offering documents, prospectuses and similar customary documents for use in connection with the Debt Financing, including reviewing and commenting on BidCo’s draft of a business description to be included in marketing materials or offering documents;
(iv)   reasonably assist BidCo with the preparation of pro forma financial information and pro forma financial statements reflecting the transactions contemplated hereby and the Debt Financing to the extent required by SEC rules and regulations or necessary or reasonably requested by BidCo or the Debt Financing Sources to be included in any marketing materials or offering documents or of the type required by the Debt Commitment Letter, it being agreed that (x) BidCo shall be responsible for the preparation of any pro forma financial statements, pro forma financial information and marketing materials for the Debt Financing and (y) the Company and its subsidiaries will not be required to provide information covering any period after the Effective Date or provide any Excluded Information;
(v)   request and reasonably facilitate the Company’s independent auditors to (A) provide, consistent with customary practice, customary auditors consents (including consents of accountants for use of their reports in any materials relating to the Debt Financing) and customary comfort letters (including “negative assurance” comfort and change period comfort) with respect to financial information relating to the Company and its subsidiaries and (B) attend a reasonable number of accounting due diligence sessions and drafting sessions;
(vi)   promptly execute and deliver to BidCo and the Debt Financing Sources at least four (4) Business Days prior to the Effective Date all documentation and other information with respect to the Company and its subsidiaries that is required by the Debt Financing Sources in connection with the Debt Financing to comply with applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and the requirements of 31 C.F.R. §1010.230 and that has been requested of the Company by BidCo at least eight (8) Business Days prior to the Effective Date;
(vii)   subject to Section 6.13(g)(iv), execute and deliver as of the Effective Date any guarantee, pledge and security documents, supplemental indentures, currency or interest rate hedging arrangements, other definitive financing documents, or other certificates or documents as required by the Debt Commitment Letter and as may be reasonably requested by BidCo (including a certificate of the chief financial officer of the Company with respect to solvency matters in the form set forth as an exhibit to the

Debt Commitment Letter) it being understood that such documents will not take effect until the Effective Date, and otherwise reasonably assist in facilitating the pledging of collateral and the granting of security interests in respect of the Debt Financing to the extent required by the Debt Commitment Letter (including using reasonable best efforts to deliver any original stock certificates and related powers and any original promissory notes and related powers);
(viii)   cooperate with the Debt Financing Sources’ reasonable due diligence requests; and
(ix)   to the extent required under the Debt Commitment Letter, provide customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders or investors and containing a customary representation to the Debt Financing Sources as contemplated by the Debt Commitment Letter, including that the public side versions of such documents do not include material non-public information about the Company or its subsidiaries or their securities and as to the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing.
(g)   Notwithstanding anything in Section 6.13(f) and Section 6.13(h) to the contrary, (i) such requested cooperation shall not unreasonably disrupt or interfere with the business or the operations of the Company or its subsidiaries, (ii) nothing in Section 6.13(f) shall require cooperation of the Company, any of its subsidiaries, Affiliates or Representatives to the extent that it would (A) subject any of the Company’s or its subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability (as opposed to liability in his or her capacity as a director, manager, officer or employee of such Person), (B) reasonably be expected to conflict with, violate or result in a default or breach under the Company’s or any of its subsidiaries’ organizational documents, any applicable Law, this Agreement or material Contracts or (C) cause any condition to the consummation of the Acquisition set forth in Article VII not to be satisfied, (iii) prior to the Effective Date, neither the Company nor any of its subsidiaries shall be required to pay any commitment or other similar fee or incur any other expense, liability or obligation or make any other payment or agree to provide any indemnity in connection with the Debt Financing, in each case, that has not been or will not be reimbursed or indemnified by BidCo, (iv) none of the Company, its subsidiaries or their respective directors, officers or employees shall be required to execute, deliver or enter into, or perform any agreement, document or instrument, including any Definitive Financing Agreement, with respect to the Debt Financing that is not contingent upon the consummation of the Acquisition or that would be effective prior to the Effective Date (other than representation letters and authorization letters referred to above) and the directors and managers of the Company’s subsidiaries shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing is obtained prior to the Effective Date unless BidCo shall have determined that such directors and managers are to remain as directors and managers of the Company’s subsidiaries on and after the Effective Date and such resolutions are contingent upon the occurrence of, or only effective as of, the Effective Date and (v) nothing in Section 6.13(f) or Section 6.13(h) shall oblige the Company to provide any information which (A) would result in the loss or waiver of any attorney-client privilege of the Company or any of its subsidiaries or (B) would contravene any applicable Law, rule, regulation or order (provided, that the Company shall use reasonable best efforts to make substitute arrangements or permit such disclosure in a manner that would not result in the loss or waiver of any such attorney-client privilege) and/or (vi) nothing in Section 6.13(f) or Section 6.13(h) shall require the Company to prepare any financial statements or financial information unless such financial statements or financial information are prepared in the ordinary course of business and derivable from the Company’s or its subsidiaries’ historical books and records. The Company hereby consents to the use of its and its subsidiaries’ logos in connection with the Debt Financing; provided, that such logos are used solely in a manner that is reasonable and customary and is not intended to, nor reasonably likely to, harm or disparage the Company or its subsidiaries in any respect.
(h)   The Company will use its reasonable best efforts, and will cause each of its subsidiaries to use its respective reasonable best efforts, to periodically update any Required Information provided to BidCo as may be necessary so that such Required Information (i) is Compliant, (ii) meets the applicable requirements set forth in the definition of “Required Information” and (iii) would not, after giving effect to such update(s), cause the Marketing Period to cease or be deemed not to have commenced pursuant to the definition of “Marketing Period.” For the avoidance of doubt, subject to the limitations set forth in Section 6.13(g), BidCo may, to most effectively access the financing markets, request the cooperation of the

Company and its subsidiaries under this Section 6.13 at any time, and from time to time and on multiple occasions, between the date of this Agreement and the Effective Date; provided, that, for the avoidance of doubt, the Marketing Period shall not be affected by any such attempt or recommence or otherwise restart upon any such attempt. The Company agrees to (A) file all reports on Form 10-K and Form 10-Q and, to the extent required to include financial information pursuant to Item 9.01 thereof, Form 8-K in accordance with the time periods required by the Exchange Act and (B) use reasonable best efforts to file all other Forms 8-K, in each case, required to be filed with the SEC pursuant to the Exchange Act prior to the Effective Date. In addition, subject to the limitations set forth in Section 6.13(g), if, in connection with any marketing materials, offering documents or disclosure related to the Debt Financing, BidCo reasonably requests the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to the Company or its subsidiaries or their securities, which information BidCo reasonably determines (and the Company does not reasonably object) to include in an offering memorandum or other marketing materials for the Debt Financing, then the Company shall file such Current Report on Form 8-K.
(i)   BidCo shall indemnify, defend and hold harmless each of the Company, its subsidiaries, their Affiliates and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with their cooperation in arranging the Debt Financing and the performance of their respective obligations under Section 6.12 and this Section 6.13 and the provision of any information utilized in connection therewith (other than information provided by the Company or its subsidiaries), in each case, other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of, or material breach of this Agreement by, the Company and its subsidiaries or their respective Representatives. BidCo shall, promptly upon written request of the Company (and in any event within ten (10) days after any such request), reimburse the Company and its subsidiaries for all out-of-pocket fees, costs and expenses incurred by the Company or its subsidiaries in connection with the cooperation required by Section 6.12 and this Section 6.13.
(j)   Notwithstanding anything to the contrary contained herein, BidCo acknowledges and agrees that its obligations to consummate the Acquisition and the other transactions contemplated hereby are not contingent upon BidCo obtaining the Financing, any Alternative Financing or any other third party financing.
Section 6.14   Takeover Statutes.   The Company shall not, and shall cause its subsidiaries not to, take any action that would, or would reasonably be expected to, cause any Takeover Law (including the UK City Code on Takeovers and Mergers) to become applicable to this Agreement, the Acquisition or any of the transactions contemplated hereby. If any Takeover Law is or may become applicable to the Acquisition or the other transactions contemplated by this Agreement, each of the Company and BidCo and the members of their respective boards of directors shall grant such approvals and shall use reasonable best efforts to take such actions so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions. Nothing in this Section 6.14 shall be construed to permit BidCo to do any act that would constitute a violation or breach of, or as a waiver of any of the Company’s rights under, any other provision of this Agreement.
Section 6.15   Transaction Litigation.   In the event that any Company Shareholder litigation related to this Agreement, the Acquisition or the other transactions contemplated by this Agreement is brought or threatened to be brought against the Company, its officers or any members of the Board after the date of this Agreement and prior to the Effective Date (the “Transaction Litigation”), the Company shall promptly (and, in any event, within one (1) Business Day) notify BidCo of any such Transaction Litigation and shall keep BidCo reasonably informed with respect to the status thereof, including, by promptly (and, in any event, within one (1) Business Day) providing BidCo copies of all proceedings and correspondence relating to such Transaction Litigation. The Company shall give BidCo the opportunity to participate in the defense or settlement of any Transaction Litigation (including by allowing for advance review and comment on all filings or responses to be made in connection therewith) or settlement (including the right to participate in (at BidCo’s expense) the negotiations, arbitrations or mediations with respect thereto) and shall give due good faith consideration to BidCo’s advice with respect to such Transaction Litigation and the underlying strategy documentation with respect thereto. The Company shall not cease to defend, settle or agree to settle any Transaction Litigation without BidCo’s prior written consent (in its sole discretion).

Section 6.16   Rule 16b-3.   Prior to the Effective Date, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause any dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual (including any Person who is deemed to be a “director by deputization” under applicable securities Laws) who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.17   Director Resignations.   Prior to the Effective Date, the Company shall obtain and deliver to BidCo the resignation (in form and substance reasonably satisfactory to BidCo) of each director of the Company from his or her corporate offices (but not his or her employment) with the Company, effective as of the Effective Date (or, at the option of BidCo, a later time).
Section 6.18   Warrants.
(a)   Prior to the Effective Date, the Company shall use its commercially reasonable efforts to, and shall cause its subsidiaries and its and their respective directors and officers to, and shall use its commercially reasonable efforts to cause its other Representatives to, take all actions reasonably requested by BidCo in connection with making elections under, amending, negotiating adjustments, obtaining waivers, and/or unwinding or otherwise settling the Warrants; provided, that, unless otherwise agreed by the parties, each such election, amendment, negotiated adjustment, waiver, unwinding and settlement shall take effect on or after the Effective Date. Without limiting the foregoing, the Company shall use its commercially reasonable efforts to cooperate with BidCo at BidCo’s request (including taking the express direction of BidCo) in connection with, and at BidCo’s request shall use its commercially reasonable efforts to initiate or continue, any discussions or negotiations with the counterparties to the Warrants or any of their respective affiliates or any other Person, in each case, to the extent such affiliate or other Person expressly represents the interests of the counterparties to the Warrants or is empowered to make any determinations, adjustments, cancelations, terminations, exercises, settlements or computations under the Warrants (any such counterparty, affiliate or Person, a “Hedge Counterparty”), with respect to any determination, adjustment or computation in connection with the Warrants. The Company shall promptly provide BidCo with any written notices or other documents received from any Hedge Counterparty with respect to any adjustment, determination, cancelation, termination, exercise, settlement or computation under, or in connection with any discussions or negotiations related to, the Warrants. The Company shall not, and shall cause its Representatives not to, except as contemplated herein, terminate or otherwise settle the Warrants, enter into any discussions, negotiations or agreements in respect of the Warrants or negotiate any adjustments, make any elections, amendments, modifications or other changes to the terms of the Warrants without BidCo’s prior written consent (in BidCo’s sole discretion), except as expressly required pursuant to the terms thereof (as in effect on the date of this Agreement) and shall use its commercially reasonable efforts to keep BidCo fully informed on a reasonably current basis of all such discussions and negotiations and shall give BidCo the option to participate (or have its counsel participate) in any such discussions and negotiations. The Company shall provide BidCo and its counsel reasonable advance opportunity to review and comment on any written response to any written notice or other document received from any Hedge Counterparty with respect to any determination, adjustment or computation under, or in connection with any discussions or negotiations related to, the Warrants taking into account any such comments in good faith prior to making any such response, and the Company shall use its commercially reasonable efforts to respond as promptly as practicable to any reasonable questions from, and reflect any reasonable comments made by, BidCo or its counsel with respect thereto prior to making any such response.
(b)   Prior to the Effective Date and without limitation to the other provisions of this Section 6.18, the Company shall take all such actions as may be required and may take any actions contemplated by the terms of the applicable Warrants, including the giving of any written notices or communication in connection with the Acquisition. The Company shall use its commercially reasonable efforts to provide BidCo and its counsel reasonable advance opportunity to review and comment on any such written notice or communication taking into account any such comments in good faith prior to the dispatch or making thereof, and the Company shall use its commercially reasonable efforts to promptly respond to any reasonable questions from, and reflect any reasonable comments made by, BidCo or its counsel with respect thereto prior to the dispatch or making thereof.

Section 6.19   Switching.   Other than pursuant to any revisions to this Agreement negotiated on the basis set out in Section 6.2(b), BidCo may not elect to implement the Acquisition by means of a takeover offer within the meaning of Section 974 of CA 2006 at any time without first obtaining the written consent (in its sole discretion) of the Company.
ARTICLE VII
CONDITIONS OF THE ACQUISITION
Section 7.1   Conditions to Obligation of Each Party to Effect the Acquisition.   The respective obligations of each Party to effect the Acquisition shall be subject to the satisfaction (or waiver by BidCo and the Company) on or prior to the date of the Court Hearing of the following conditions:
(a)   Scheme Conditions.
(i)   The Scheme has been approved by a majority in number representing not less than seventy-five percent (75%) in value of Company Shareholders who are on the register of members of the Company (or the relevant class or classes thereof) at the Voting Record Time, present and voting (and who are entitled to vote), whether in person or by proxy, at the Court Meeting and at any separate class meeting which may be required (or any adjournment thereof);
(ii)   The resolutions required to implement the Scheme being duly passed by the requisite majority of the Company Shareholders at the General Meeting (or any adjournment thereof); and
(iii)   The sanction of the Scheme by the Court (with or without modification (but subject to any modification being on terms acceptable to BidCo and the Company)).
(b)   Orders.   No Law, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any Governmental Entity of competent jurisdiction which prohibits, restrains, enjoins or otherwise makes illegal the consummation of the Acquisition and shall remain in effect.
(c)   Regulatory Clearances.   The waiting period (and any extension thereof) applicable to the consummation of the Acquisition under (i) the HSR Act and (ii) the other Antitrust or Foreign Investment Laws identified in Section 7.1(c) of the Company Disclosure Letter shall have expired or been earlier terminated and any required approvals thereunder shall have been obtained (collectively, the “Clearances”).
Section 7.2   Conditions to Obligations of BidCo.   The obligations of BidCo to effect the Acquisition shall be further subject to the satisfaction (or waiver by BidCo) on or prior to the date of the Court Hearing of the following conditions:
(a)   Representations and Warranties.   Each of the representations and warranties of the Company set forth in (i) Section 3.1, Section 3.3(a), Section 3.3(b), Section 3.3(c), Section 3.3(d), Section 3.3(f), Section 3.4, Section 3.9(a), Section 3.19 and Section 3.20 of this Agreement shall be true and correct in all respects (except with respect to the representations and warranties in Section 3.1(b), Section 3.1(c), Section 3.1(d), Section 3.3(a), Section 3.3(b), Section 3.3(c) and Section 3.3(d) any failure to be so true and correct that is de-minimis in nature), both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), (ii) Section 3.5, Section 3.16 and Section 3.23 of this Agreement shall be true and correct in all material respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date) and (iii) the other provisions of Article III shall be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), except where the failures of any such representations and warranties to be so true and correct would not reasonably be expected to have or result in a Material Adverse Effect as of the date of the Court Hearing;
(b)   Performance of Obligations of the Company.   The Company shall have performed or complied in all material respects with the obligations, and performed or complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement on or prior to the date of the Court Hearing;
(c)   Material Adverse Effect.   Since the date of this Agreement, there shall not have been, nor shall there be, any Material Adverse Effect; and
(d)   Certificate.   BidCo shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.
Section 7.3   Conditions to Obligations of the Company.   The obligation of the Company to effect the Acquisition shall be further subject to the satisfaction (or waiver by the Company) on or prior to the date of the Court Hearing of the following conditions:
(a)   Representations and Warranties.   Each of the representations and warranties of BidCo (i) in Section 4.1 and Section 4.2 shall be true and correct in all respects, both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date) and (ii) the other provisions of Article IV shall be true and correct, both when made and at and as of the date of the Court Hearing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of any such representations and warranties to be true and correct would not reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of BidCo to consummate the transactions contemplated by this Agreement (“BidCo Material Adverse Effect”);
(b)   Performance of Obligations of BidCo.   BidCo shall have performed or complied in all material respects the obligations, and performed or complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement on or prior to the date of the Court Hearing; and
(c)   Certificate.   The Company shall have received a certificate of an executive officer of BidCo, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
Section 7.4   Frustration of Conditions.   Neither the Company nor BidCo may rely, either as a basis for not consummating the Acquisition or terminating this Agreement and abandoning the Acquisition, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was primarily caused by such Party’s breach in any material respect of any provision of this Agreement.
Section 7.5   General.
(a)   On or before the date of the satisfaction (or, where permitted or required under this Agreement, waiver by BidCo or the Company, as applicable) of the conditions set forth in Section 7.1, Section 7.2 and Section 7.3 (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing) (the “Satisfaction Date”), the Parties shall submit a request to the Court to schedule the Court Hearing on the soonest practicable date that is at least twelve (12) Business Days but no more than fifteen (15) Business Days after the Satisfaction Date. Notwithstanding such request, the date on which the Court schedules the Court Hearing (as such date may be rescheduled in accordance with this Section 7.5(a)) is referred to herein as the “Scheduled Court Hearing Date.” Notwithstanding anything to the contrary in this Agreement, the Parties agree (i) to submit a request to the Court that the Scheduled Court Hearing Date shall be no earlier than the date that is twelve (12) Business Days after the date on which the

Parties shall submit the request to the Court to schedule the Court Hearing and, in the event that notwithstanding such request the Court does in fact schedule the Court Hearing for a date that is earlier than the date that is twelve (12) Business Days after such request, BidCo shall have the right to require that the Parties submit a request to the Court to reschedule the Court Hearing to a date that is not earlier than the date that is twelve (12) Business Days after such original request, (ii) that if the Marketing Period has not commenced on the Satisfaction Date, the Parties shall instead submit the request to the Court to schedule the Court Hearing on the date on which the Marketing Period has commenced (which request will include a requested Court Hearing date that is at least twelve (12) Business Days but no more than fifteen (15) Business Days after the Marketing Period has commenced in accordance with the definition thereof, unless the Parties otherwise agree in writing); (iii) that if at any time prior to then-Scheduled Court Hearing Date the Marketing Period shall cease or be deemed not to have commenced pursuant to the definition of “Marketing Period,” the Parties shall submit a request to the Court to reschedule the Court Hearing to a date that otherwise complies with this Section 7.5(a) and (iv) in no event shall the date requested by the Parties for the Court Hearing be a date which is prior to the final day of the Marketing Period.
(b)   BidCo shall appear by counsel at the Court Hearing (either individually or jointly with the Company) to undertake to be bound by the Scheme following the satisfaction (or, where permitted or required under this Agreement, waiver by BidCo or the Company, as applicable) of the conditions set forth in Section 7.1 or Section 7.2 (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing).
(c)   BidCo covenants that by no later than 9:00 a.m. (London time) on the date of the Court Hearing, it shall deliver a notice in writing to the Company either: (i) confirming the satisfaction or BidCo’s waiver of all conditions set forth in Section 7.1 or Section 7.2; or (ii) confirming its intention to invoke a condition and, if (ii), it shall in such notice identify the condition or conditions which BidCo considers it is entitled to invoke and provide reasonable details of the event which has occurred, or circumstance which has arisen, which BidCo considers entitle it to invoke that condition or those conditions.
(d)   The Company covenants that it will deliver the Court Order to the Registrar of Companies on the date that is two (2) Business Days after the date the Court sanctions the Scheme (or such other date as the Parties may agree in writing).
(e)   Each of the Company and BidCo shall keep the other Party reasonably informed promptly of (i) the progress towards obtaining the Clearances and, if the Company or BidCo is, or becomes, aware of any matter which might reasonably be considered to be material in the context of obtaining such clearances, the Company or BidCo, as applicable, will as soon as reasonably practicable make the substance of any such matter known to the other Party and, so far as it is aware of the same, provide such details and further information as such other Party may reasonably request and (ii) any of the following of which the Company becomes aware of: the occurrence or existence or any fact, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect or would cause or constitute a material breach of any representation, warranty, covenant or other agreement contained herein, provided, that nothing in this Section 7.5(e) shall oblige the other Party to provide any information to the other which (A) such Party determines in its reasonable judgment based on the advice of outside counsel would violate an obligation of confidentiality pursuant to any binding agreement entered into prior to the date of this Agreement to which it or any of its subsidiaries is a party so long as such Party shall have used reasonable best efforts to obtain the consent of such third party to such access or disclosure, (B) would result in the loss or waiver of any attorney-client privilege of such Party or any of its subsidiaries or (C) would contravene any applicable Law, rule, regulation, order (provided, that such Party shall use reasonable best efforts to make substitute arrangements or permit such disclosure in a manner that would not violate such restrictions).
ARTICLE VIII
TERMINATION
Section 8.1   Termination.   This Agreement may be terminated and the Acquisition may be abandoned at any time prior to the Effective Date, notwithstanding the Company Requisite Vote having been obtained:
(a)   by mutual written consent of BidCo and the Company;

(b)   by BidCo or the Company if any court or other Governmental Entity of competent jurisdiction shall have issued an order, decree, ruling, judgment or injunction, or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such order, decree, ruling, judgment, injunction or other action is or shall have become final and non-appealable; provided, that the Party seeking to terminate this Agreement pursuant to this Section 8.1(b) shall have used such standard of efforts to the extent required by and subject to Section 6.5 to prevent, oppose and remove such restraint, injunction or other prohibition;
(c)   by either BidCo or the Company if the Effective Date shall not have occurred on or before 11:59 p.m. (New York City time) on September 14, 2021 (as it may be extended pursuant to this Section 8.1(c), the “End Date”); provided, that (i) in the event the Marketing Period has commenced but has not yet been completed at the time of the End Date, the End Date may be extended by BidCo in its sole discretion until three (3) Business Days after the final date of the Marketing Period and (ii) in the event the Court Hearing has been scheduled but the condition set forth in Section 7.1(a)(iii) shall not have been satisfied at the time of the End Date, the End Date shall automatically be extended to the date that is three (3) Business Days after the date of the Scheduled Court Hearing Date; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the Party seeking to terminate if such Party is in breach of, or has breached, in any material respect, any of its obligations under this Agreement required to be performed on or prior to the Effective Date, where such breach has been the primary cause of the failure of the Effective Date to occur on or before the End Date;
(d)   by written notice from the Company if there shall have been a material breach of or material failure to perform any representation, warranty, covenant or agreement on the part of BidCo contained in this Agreement, or any such representation or warranty shall be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition set forth in Section 7.3(a) or Section 7.3(b) not being satisfied and, in either such case, such breach or failure is not cured prior to the earlier of (A) thirty (30) Business Days after written notice thereof is given by the Company to BidCo or (B) the End Date; provided, that (x) the Company shall have first given BidCo written notice at least thirty (30) Business Days prior to such termination (or promptly, if such written notice is given within thirty (30) Business Days prior to the End Date), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(d) and the basis for such termination and (y) the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or
(e)   by written notice from BidCo if:
(i)   there shall have been a material breach of or material failure to perform any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, or any such representation or warranty shall be untrue in any material respect, which breach, failure to perform or failure to be true, individually or in the aggregate, would result in a condition set forth in Section 7.2(a) or Section 7.2(b) not being satisfied and, in either such case, such breach or failure is not cured prior to the earlier of (A) thirty (30) Business Days after written notice thereof is given by BidCo to the Company or (B) the End Date; provided, that (x) BidCo shall have first given the Company written notice at least thirty (30) Business Days prior to such termination (or promptly, if such written notice is given within thirty (30) Business Days prior to the End Date), stating BidCo’s intention to terminate this Agreement pursuant to this Section 8.1(e)(i) and the basis for such termination and (y) BidCo shall not have the right to terminate this Agreement pursuant to this Section 8.1(e)(i) if BidCo is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement;
(ii)   the Board shall have made, prior to obtaining the Company Requisite Vote, a Change of Recommendation; or
(f)   by either BidCo or the Company if the Company Requisite Vote shall not have been obtained at the Company Shareholders Meetings duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the approval of the Acquisition was taken;

(g)   by the Company at any time prior to the time the Company Requisite Vote is obtained, in order to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in compliance with Section 6.2(b); provided, however, that the Company shall have concurrently with such termination paid or caused to be paid to BidCo the Company Termination Payment pursuant to Section 8.2(b); or
(h)   by the Company if (i) the conditions set forth in Section 7.1 and Section 7.2 (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing) have been satisfied or waived in accordance with this Agreement, (ii) the Marketing Period has ended and the Company has irrevocably and unconditionally confirmed by written notice to BidCo after the end of the Marketing Period that (x) all conditions set forth in Section 7.3 have been satisfied (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing) or that it will irrevocably and unconditionally waive any unsatisfied condition in Section 7.3, (y) it is prepared, willing and able to consummate the Acquisition and (z) it intends to terminate this Agreement pursuant to this Section 8.1(h), (iii) BidCo fails to consummate the Acquisition within three (3) Business Days after the delivery of such notice (and the Company has not revoked, withdrawn, modified or conditioned such notice) and (iv) at all times during such three (3) Business Day period, the Company stood ready, willing and able to consummate the Acquisition and the other transactions contemplated hereby.
Section 8.2   Effect of Termination.
(a)   Notwithstanding anything to the contrary in this Agreement, in the event of the valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and of no effect and there shall be no liability or obligation on the part of any Party hereto (or any direct or indirect equity holder, partner, controlling person, member, manager, director, officer, employee, Affiliate or Representative of such Party or such Party’s Affiliates or any of the foregoing’s successors or assigns), except, subject in all respects to this Section 8.2, Section 9.12 and Section 9.17 (including, in each case, the limitations set forth therein), as provided in Section 6.7(c), Section 6.9, Section 6.13(i), this Section 8.2, Section 8.3 and Article IX, which shall survive such valid termination, in each case, in accordance with its terms and conditions; provided, that, subject in all respects to this Section 8.2, Section 9.12 and Section 9.17 (including, in each case, the limitations set forth therein), (i) nothing herein shall relieve any Party hereto of any liability for damages resulting from such Party’s fraud prior to such valid termination and (ii) nothing herein shall relieve the Company of any liability for damages resulting from the Company’s or any of its subsidiaries’ Willful Breach prior to such valid termination (which, in the case of each of clauses (i) and (ii), the Parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and in the case of any damages sought by the non-breaching Party, including any damages sought by BidCo for any Willful Breach, such damages shall include the benefit of the bargain lost by such non-breaching party, taking into consideration relevant matters including opportunity cost and the time value of money); provided, however, that in no event will the BidCo Related Parties have any liability for monetary damages (including damages for fraud, monetary damages in lieu of specific performance or otherwise) in the aggregate in excess of the BidCo Termination Fee, subject in all respects to the limitations set forth in Section 8.2(g) and Section 9.17. The Parties acknowledge and agree that nothing in this Section 8.2 shall be deemed to affect their right to specific performance in accordance with the terms and conditions set forth in Section 9.12.
(b)   In the event that:
(i)   (A) this Agreement is validly terminated by the Company pursuant to Section 8.1(g) or (B) this Agreement is validly terminated by BidCo pursuant to Section 8.1(e)(ii), then the Company shall pay the Company Termination Payment to BidCo (or one (1) or more of its designees), at or prior to the time of termination in the case of a termination pursuant to Section 8.1(g), or in any other case as promptly as reasonably practicable (and, in any event, within two (2) Business Days following such termination), payable by wire transfer of immediately available funds;
(ii)   this Agreement is validly terminated by either BidCo or the Company pursuant to Section 8.1(f) or Section 8.1(c) or by BidCo pursuant to Section 8.1(e)(i) and (A) at any time after the date of this Agreement and prior to the Company Shareholders Meetings an Acquisition Proposal shall have been made to the Company or its Representatives, to the Company Shareholders or shall have otherwise become publicly known and (B) within twelve (12) months after such termination, the Company or any of its subsidiaries shall have entered into a definitive agreement providing for an Acquisition Proposal, or shall have consummated an Acquisition Proposal, then, in any such event, the Company shall pay to BidCo (or one (1) or more of its designees) the Company Termination Payment, such payment to be made concurrently with the earlier of the entry into such definitive agreement with respect to such Acquisition Proposal and two (2) Business Days from the consummation of such Acquisition Proposal, by wire transfer of immediately available funds; provided, that if a fee has previously been paid pursuant to clause (iii) below, then the amount of such Company Termination Payment shall be reduced by the payment made pursuant to clause (iii). For the purpose of this Section 8.2(b)(ii), all references in the definition of the term “Acquisition Proposal” to “fifteen percent (15%) or more” will be deemed to be references to “more than fifty percent (50%)”;
(iii)   this Agreement is validly terminated by BidCo pursuant to Section 8.1(e)(i) and prior to such termination an Acquisition Proposal shall have been made and becomes publicly known, the Company shall pay to BidCo (or one (1) or more of its designees) by wire transfer of immediately available funds an amount equal to $16,300,000, at or prior to the time of such termination; or
(iv)   (A) this Agreement is (1) validly terminated by the Company pursuant to Section 8.1(h) and (2) BidCo’s failure to consummate the Acquisition is a result of the Debt Financing Sources under the Debt Financing failure to fund the Debt Financing in full and/or the full proceeds of the Debt Financing are not available to BidCo on the date that the Effective Date should have occurred; or (B) this Agreement is (1) validly terminated by the Company pursuant to Section 8.1(d) and (2) the material breach or material failure by BidCo is the primary reason for the failure of the Acquisition to be consummated; provided, that prior to any such termination, the Company has irrevocably and unconditionally confirmed in writing to BidCo that it stands ready, willing and able to consummate the Acquisition and the other transactions contemplated hereunder, then, in consideration of the Company irrevocably and unconditionally agreeing not to (and causing its Affiliates not to) exercise, and agreeing to waive, any and all claims and rights it (or its Affiliates) may have against the BidCo Related Parties under, in connection with or related to this Agreement, the BidCo Guarantee, the Commitment Letters, any other agreement referenced herein or therein and the transactions contemplated hereby or thereby or otherwise, BidCo shall pay to the Company a fee in cash of $93,800,000 (the “BidCo Termination Fee”) by wire transfer of immediately available funds, such payment to be made within two (2) Business Days of the applicable valid termination.
(c)   The Parties acknowledge and hereby agree that each of the BidCo Termination Fee and the Company Termination Payment, as applicable, if, as and when required pursuant to this Section 8.2, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Acquisition, which amount would otherwise be impossible to calculate with precision. The Parties acknowledge and hereby agree that in no event shall either the Company be required to pay the Company Termination Payment or BidCo be required to pay the BidCo Termination Fee, as the case may be, on more than one (1) occasion even if such fee may be payable pursuant to more than one provision of this Agreement at the same time or at different times and/or upon the occurrence of different events.
(d)   Each of the Company and BidCo acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement. If the Company fails to timely pay an amount due pursuant to Section 8.2(b)(i), Section 8.2(b)(ii) or Section 8.2(b)(iii) or BidCo fails to timely pay an amount due pursuant to Section 8.2(b)(iv), and, in order to obtain such payment, BidCo, on the one hand, or the Company, on the other hand, commences a suit that results in a final and non-appealable judgment against the Company for the amount set forth in Section 8.2(b)(i), Section 8.2(b)(ii) or Section 8.2(b)(iii) or any portion thereof, or a final and non-appealable judgement against BidCo for the amount set forth in Section 8.2(b)(iv), the Company shall pay to BidCo, or BidCo shall pay to the Company, its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out-of-pocket fees and expenses of any expert or consultant engaged by the Company) up to a maximum aggregate amount of $500,000 in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Any amount payable pursuant to this Section 8.2(d) shall be paid by the applicable Party by wire transfer of same day funds prior to or on the date such payment is required to be made under this Section 8.2(d).
(e)   Notwithstanding anything to the contrary in this Agreement, any Transaction Document or any other agreement referenced herein or therein or otherwise, but subject in all respects to this Section 8.2, Section 9.12 and Section 9.17 (including, in each case, the limitations set forth therein), if BidCo fails to consummate the Acquisition for any or no reason or otherwise breaches this Agreement or any Transaction Document (whether such breach is intentional, unintentional, willful or otherwise) or fails to perform hereunder or thereunder (whether such failure is intentional, unintentional, willful or otherwise), then the Company’s right to (A) validly terminate this Agreement pursuant to Section 8.1 and (B) seek one or all of (but never receive both) (i) monetary damages for BidCo’s fraud and (ii) if, as and when required pursuant to Section 8.2(b)(iv), receipt and payment of the BidCo Termination Fee shall be the sole and exclusive remedy (whether at Law, in equity, in Contract, in tort or otherwise) of the Company, its Affiliates and its and their respective Company Shareholders and Representatives and any other Person against the BidCo Related Parties for any breach, liability, cost, expense, obligation, loss or damage suffered as a result thereof or in connection therewith or related thereto. Notwithstanding anything to the contrary, under no circumstances can the Company receive both (i) an award of monetary damages, on the one hand, and (ii) any of the BidCo Termination Fee and/or any of the amounts, if any, as and when due, pursuant to Section 8.2(d), on the other hand.
(f)   Except as provided in Section 8.2(e), no BidCo Related Party will have any liability or obligation to the Company, its Affiliates or any of their respective Company Shareholders or Representatives (or any other Person), including any multiple, consequential, indirect, special, statutory, exemplary or punitive damages, relating to or arising out of this Agreement or any other Transaction Document or any documents referenced herein or therein or the transactions contemplated hereby or thereby or any breach of any representation, warranty or covenant contained herein or therein, or the failure of such transactions to be consummated, or in respect of any other Contract, document or theory of Law or equity or in respect of any representations made or alleged to be made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort or otherwise. The Company acknowledges and agrees that none of BidCo and the Debt Financing Sources (collectively with their respective Affiliates and their and their respective Affiliates’ former, current, or future general or limited partners, equity holders, directors, officers, managers, members, employees, Representatives or agents and their respective successors and assigns, the a “Debt Financing Source Related Parties”) shall have any liability or obligation to the Company, its Affiliates or any of their respective equity holders or Representatives (or any other Person) arising out of their breach or failure to perform (whether willfully, intentionally, unintentionally or otherwise) any of their obligations under the Debt Commitment Letter. Without limiting the foregoing, upon payment of the BidCo Termination Fee, if, as and when required pursuant to Section 8.2(b)(iv), no BidCo Related Party shall have any further liability or obligation to the Company, its Affiliates or any of their respective equity holders or Representatives (or any other Person), including any multiple, consequential, indirect, special, statutory, exemplary or punitive damages, relating to or arising out of this Agreement or any other Transaction Document or any documents referenced herein or therein or the transactions contemplated hereby or thereby or in respect of any representation, warranty or covenant contained herein or therein, or the failure of such transactions to be consummated, or in respect of any other Contract, document or theory of Law or equity or in respect of any representations made or alleged to be made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort or otherwise.
(g)   Notwithstanding anything to the contrary in this Agreement, any other Transaction Document or any other agreement referenced herein or therein or otherwise, subject to Section 9.12, the maximum aggregate liability of the BidCo Related Parties under the Transaction Documents or otherwise collectively (including monetary damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance), or in connection with the failure of the transactions contemplated hereby or thereby (including the Financing) to be consummated, or in respect of any representation made or alleged to have been made in connection herewith or therewith, whether in equity or at Law, in Contract, in tort or otherwise, together with any payment of the BidCo Termination Fee and any other payment in connection with any Transaction Document or otherwise, shall not exceed under any circumstances an amount equal to the sum of (i) the BidCo Termination Fee, if any, due and owing to the Company pursuant to Section 8.2(b)(iv) plus (ii) the costs and expenses of the Company, if any, due and owing to the Company pursuant to Section 8.2(d) (the “Maximum Liability Amount”), and in no event shall the Company, its Affiliates or any of the foregoing’s respective Representatives seek, directly or indirectly, to recover against the BidCo Related Parties, or compel payment by the BidCo Related Parties of, any damages or other payments whatsoever (including multiple, consequential, indirect, special, statutory, exemplary or punitive damages) in excess of the BidCo Termination Fee.
Section 8.3 Expenses. Except as otherwise specifically provided herein, each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Expenses incurred in connection with obtaining any consents or making any filings shall be shared equally by BidCo and the Company. Expenses incurred in connection with the filing, printing and mailing of each of the Proxy Statement and the Circular shall be shared equally by BidCo and the Company.
ARTICLE IX
GENERAL PROVISIONS
Section 9.1   Non-Survival of Representations, Warranties, Covenants and Agreements.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Effective Date, except for (a) those covenants and agreements that by their terms contemplate performance after the Effective Date or otherwise expressly by their terms survive the Effective Date and (b) those contained in this Article IX, which, in each case, shall survive in accordance with its terms and conditions.
Section 9.2   Modification or Amendment.   At any time prior to the Effective Date, subject to the provisions of applicable Laws, the Parties may modify, supplement or amend this Agreement by written agreement, authorized by or on behalf of their respective boards of directors and executed and delivered by duly authorized officers of the respective Parties; provided, however, that after receipt of the Company Requisite Vote, if any such modification, supplement or amendment shall by applicable Law or in accordance with the rules and regulations of Nasdaq requires further approval of the Company Shareholders, the effectiveness of such modification, supplement or amendment shall be subject to such approval of the Company Shareholders. Notwithstanding anything to the contrary in the foregoing, no modifications, supplements or amendments to Section 8.2, this Section 9.2, Section 9.3, Section 9.7, Section 9.8, Section 9.9, Section 9.12, Section 9.13, Section 9.14 and Section 9.17 (and any provision of this Agreement to the extent a modification, supplement or amendment of such provision would modify the substance of any of the foregoing provisions) shall be permitted in a manner adverse to any Debt Financing Source Related Party without the prior written consent of such Debt Financing Source Related Party.
Section 9.3   Waiver.   At any time prior to the Effective Date, any Party may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties by any other Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance by any other Party with any of the agreements or conditions contained herein; provided, however, that after receipt of the Company Requisite Vote, if any such waiver shall by applicable Law or in accordance with the rules and regulations of Nasdaq require further approval of the Company Shareholders, the effectiveness of such waiver shall be subject to such approval of the Company Shareholders. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby and specifically referencing this Agreement. The failure of any Party to assert any rights or remedies shall not constitute a waiver of such rights or remedies, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right or remedy hereunder. Notwithstanding anything to the contrary in the foregoing, no waiver to Section 8.2, Section 9.2, this Section 9.3, Section 9.7, Section 9.8, Section 9.9, Section 9.12, Section 9.13, Section 9.14 and Section 9.17 (and any provision of this Agreement to the extent a waiver of such provision would modify the substance of any of the foregoing provisions) shall be permitted in a manner adverse to any Debt Financing Source Related Party without the prior written consent of such Debt Financing Source Related Party.
Section 9.4   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email, by nationally recognized overnight courier service (with proof of service) or by registered or certified mail (postage prepaid, return receipt requested) and shall be deemed given and effective (i) when so delivered in person, (ii) when transmitted via email (if no “system” error or other notice of non-delivery is generated) to the applicable party and its legal counsel set forth below, (iii) on the Business Day following the day on which the same has been delivered to a nationally recognized overnight courier service or in the case of express mail (charges prepaid) or (iv) three (3) Business Days after being so mailed. Such notices and communications shall be delivered to the respective Parties at the following addresses or email addresses as follows:
(a)   if to BidCo:
Catalyst Holdings Limited
c/o Apollo Management IX, L.P.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:   Robert Kalsow-Ramos, Partner
Email:       rkalsow-ramos@apollo.com
with an additional copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:
Taurie M. Zeitzer
Brian Scrivani

Email:
tzeitzer@paulweiss.com
bscrivani@paulweiss.com

(b)   if to the Company:
Cardtronics plc
2050 W. Sam Houston Parkway South
Suite 1300
Houston, TX 77042
Attention:   General Counsel
Email:       akilleen@cardtronics.com
with an additional copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:
Michael J. Aiello
Jackie Cohen

E-mail:
michael.aiello@weil.com
jackie.cohen@weil.com

and
Ashurst LLP
London Fruit & Wool Exchange
1 Duval Square, London, E1 6PW
Attention:
Karen Davies
Nick Williamson

E-mail:
Karen.davies@ashurst.com
Nick.williamson@ashurst.com

or at such other address or email address for a Party as shall be specified by like notice and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or received. Any Party may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided, however, that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. Each Party consents to service of any process, summons, notice or document that may be served in any proceeding in the Delaware Court of Chancery or the United States District Court for the District of Delaware, which service shall be in accordance with this Section 9.4.
Section 9.5   Certain Definitions.   For purposes of this Agreement, the term:
(a)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, through one (1) or more intermediaries or otherwise; provided, that (other than in the case of the definition of “BidCo Related Party,” Article VIII and Section 9.17) in no event shall BidCo or any of its subsidiaries be considered an Affiliate of Apollo Global Management, Inc. or any portfolio company or investment fund affiliated with Apollo Global Management, Inc., nor shall any portfolio company or investment fund affiliated with or managed directly or indirectly by an Affiliate of Apollo Global Management, Inc. be considered an Affiliate of BidCo or any of its subsidiaries;
(b)   “Alternative Acquisition Agreement” means, other than an Acceptable Confidentiality Agreement, any acquisition agreement, merger agreement, arrangement agreement, option agreement, joint venture agreement, partnership agreement, license agreement, letter of intent, memorandum of understanding, commitment, agreement in principle or any other similar agreement or document with respect to or relating to any Acquisition Proposal.
(c)   “Anti-Corruption Laws” means all applicable Laws and agreements with Governmental Entities and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977 and any Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions;
(d)   “Anti-Money Laundering Laws” means applicable Laws related to money laundering, including the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended (also known as the Bank Secrecy Act), the U.S. Money Laundering Control Act of 1986, as amended, the U.K. Proceeds of Crime Act 2002 and any other applicable Law related to money laundering of any jurisdictions in which the Company or any subsidiary of the Company conducts business, including any anti-racketeering Laws involving money laundering or bribery as a racketeering act;
(e)   “Benefit Plan” means any pension, profit-sharing, savings, retirement, employment, collective bargaining, consulting, severance, termination, executive compensation, incentive compensation, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation, change-in-control, retention, salary continuation, vacation or sick pay policy, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company or any of its subsidiaries is the owner, the beneficiary or both), Code Section 125 “cafeteria” or “flexible” benefit, employee loan, educational assistance or fringe benefit plan, program, policy, practice, agreement or arrangement, whether formal or informal, including each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and other employee benefit plan, program, policy, practice, agreement or arrangement, whether or not subject to ERISA;
(f)   “BidCo Related Party” means BidCo, the Debt Financing Source Related Parties and any other financing sources of BidCo, the Guarantors and any of the foregoing’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, other fiduciaries, employees, affiliates, equity holders, managers, members, partners, agents, attorneys, advisors or other Representatives or any of the foregoing’s respective successors or assigns;
(g)   “Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day other than a

Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York and the City of London, England;
(h)   “Card Association” means VISA U.S.A., Inc. and Visa International, Inc., MasterCard International, Inc., Discover Financial Services, LLC, American Express, Diners Club, Voyager, Carte Blanche, PayPal and any other card association, debit card network or similar entity and any legal successor organization or association of any of them;
(i)   “Card Association Rules” means the rules, regulations, bylaws, standards, policies and procedures of the Card Associations related to the security of cardholder information, including the Payment Card Industry Data Security Standards (PCI-DSS);
(j)   “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act;
(k)   “Circular” means the circular to be issued by the Company to the Company Shareholders setting out, among other things, the terms and conditions of the Acquisition and the notice of the Court Meeting and the General Meeting, which also constitutes a proxy statement prepared in accordance with Section 14(a) of the Exchange Act;
(l)   “Company Credit Facilities” means, collectively, the Company Term Credit Facility and the Company Revolving Credit Facility;
(m)   “Company Requisite Vote “ means: (i) the approval by a majority in number representing not less than seventy-five (75%) in value of shareholders who are on the register of members of the Company (or the relevant class or classes thereof), present and voting (and who are entitled to vote), whether in person or by proxy, at the Court Meeting and at any separate class meeting which may be required (or any adjournment thereof); and (ii) the due passing by the requisite majority of the shareholders who are on the register of members of the Company of the resolutions required to implement the Scheme at the General Meeting (or any adjournment thereof);
(n)   “Company Revolving Credit Facility” means the Second Amended and Restated Credit Agreement, dated as of November 19, 2018 (as amended by Amendment No. 1, dated as of September 19, 2019, Amendment No. 2, dated as of May 29, 2020, and Amendment No. 3, dated as of June 29, 2020), by and among the Company, the other obligors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent;
(o)   “Company Term Credit Facility” means the Term Loan Credit Agreement, dated as of June 29, 2020, by and among the Company, Cardtronics USA, Inc., a Delaware corporation, the other obligors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent;
(p)   “Company Termination Payment” means an amount equal to $32,600,000;
(q)   “Compliant” means, with respect to the Required Information, that (i) such Required Information does not contain any untrue statement of a material fact regarding the Company and its subsidiaries, or omit to state any material fact regarding the Company and its subsidiaries necessary in order to make such Required Information not misleading under the circumstances, (ii) such Required Information complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of non-convertible debt securities on a registration statement on Form S-1 that would be applicable to such Required Information (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities) and (iii) the financial statements and other financial information included in such Required Information would not be deemed stale or otherwise be unusable under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act and the Company’s independent accountants have confirmed they are prepared to issue a customary comfort letter to the Debt Financing Sources with respect to the offering of any debt securities in connection with the Debt Financing subject to their completion of customary procedures, including as to negative assurances and change period, in order to consummate an offering of debt securities on any day during the Marketing Period;
(r)   “Contract” means any loan, guarantee of indebtedness or credit agreement, debenture, note, bond, mortgage, indenture, guarantee, license, deed of trust, lease, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit, concession or franchise, whether written or oral (each, including all amendments, modifications, supplements or restatements thereto);
(s)   “control” (including the terms “controlling,” “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by Contract or otherwise;
(t)   “Court” means the High Court of Justice in England and Wales;
(u)   “Court Hearing” means the hearing by the Court of the petition to sanction the Scheme (and to grant the Court Order);
(v)   “Court Meeting” means the meeting of Company Shareholders (and any adjournment, postponement or reconvention thereof) to be convened by order of the Court pursuant to section 896 of CA 2006 in order for the Company Shareholders to consider and, if thought fit, approve the Scheme;
(w)   “Court Order” means the order of the Court sanctioning the Scheme under section 899 of CA 2006;
(x)   “ERISA Affiliate” means any entity that, together with the Company or any of its subsidiaries, would be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code;
(y)   “Excluded Information” means (i) pro forma financial statements, (ii) information regarding any post-Effective Date or pro forma cost savings, synergies, capitalization, ownership or other post-Effective Date pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing, (iii) any description of all or any portion of the Financing, including any “description of notes,” (iv) risk factors relating to all or any component of the Financing or (v) any other information required by Rules 3-10 or 3-16 of Regulation S-X under the Securities Act, any Compensation Discussion and Analysis or other information required by Item 402 of Regulation S-K under the Securities Act or any other information customarily excluded from an offering memorandum for private placements of any non-convertible high-yield debt securities under Rule 144A promulgated under the Securities Act;
(z)   “Excluded Shares” means (i) any Company Shares legally or beneficially held by BidCo or any of its subsidiary undertakings (or any nominee on its or their behalf); (ii) any Company Shares held in treasury or owned, directly or indirectly, by the Company or any of its subsidiaries; and (iii) any Company Shares acquired by BidCo or its designee(s) pursuant to the Contribution Agreement;
(aa)   “GAAP” means, with respect to any date of determination, U.S. generally accepted accounting principles as in effect on such date of determination, consistently applied;
(bb)   “General Meeting” means the general meeting of the Company Shareholders (including any adjournment, postponement or reconvention thereof) to be convened in connection with the Scheme in order for the Company Shareholders to consider and, if thought fit, approve certain matters in connection with the Scheme and the Acquisition, notice of which is to be set out in the Circular (including any adjournment, postponement or reconvention thereof);
(cc)   “Government Official” means (i) any official, officer, employee or Representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any political party or party official or candidate for political office or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any Person described in the foregoing clause (i) or (ii) of this definition;
(dd)   “Governmental Entity” means any governmental or regulatory authority, agency, commission, body, department, board, instrumentality, taxing or administrative functions of or pertaining to government, court, tribunal or arbitrator of competent jurisdiction or other legislative, executive or judicial governmental entity or any quasi-governmental authority, governmental or non-governmental self-regulatory organization, agency or authority, in each case whether federal, state, local, county, provincial, and whether domestic or foreign;

(ee)   “Indenture” means the Indenture, dated as of April 4, 2017, by and among Cardtronics, Inc., Cardtronics USA, Inc. and Wells Fargo Bank, National Association;
(ff)   “Information Privacy and Security Laws” means all applicable Laws and regulatory guidelines to which the Company or any of its subsidiaries are bound concerning the privacy, protection, collection, receipt, access, use, maintenance, processing, disposal, transfer and/or security of Personal Information, including the following, to the extent applicable: the Federal Trade Commission Act, the Card Association Rules, the California Consumer Privacy Act, state data security laws, state data breach notification laws, the General Data Protection Regulation (EU) 2016/679, the Privacy and Electronic Communications Directive 2002/58/EC (and their respective implementing Laws adopted in applicable European Union member states and the U.K.), applicable Laws relating to the transfer of Personal Information and any applicable Laws concerning requirements for website and mobile application privacy policies;
(gg)   “Intellectual Property” means any of the following, as they exist anywhere in the world, whether registered or unregistered: (i) patents, including divisionals, continuations, continuations-in-part, reissues or reexaminations thereof, and inventions; (ii) copyrights, designs and works of authorship; (iii) Software; (iv) trademarks, service marks, domain names, corporate names, logos, and trade dress, and all goodwill associated with or symbolized by any of the foregoing; (v) trade secrets and confidential and proprietary know-how, processes, databases, business information and other confidential and proprietary information; and (vi) all other intellectual property rights of any kind or nature;
(hh)   “Intervening Event” means any fact, event, development, change, effect or occurrence with respect to the Company and its subsidiaries, taken as a whole, that (i) was not known or reasonably foreseeable (with respect to substance or timing) to the Board, or a committee thereof, as of or prior to the date hereof and (ii) first becomes known to the Board after the execution of this Agreement and at any time prior to the time the Company Requisite Vote is obtained; provided, however, that any event, change, development, circumstance, fact or occurrence (1) that is set forth in clauses (i) through (vii) of subsection (A) of the definition of “Material Adverse Effect”; (2) that involves or relates to an Acquisition Proposal or a Superior Proposal (which, for purposes of this definition, shall be read without reference to any percentages set forth in the definitions of “Acquisition Proposal” and “Superior Proposal”) or any inquiry or communications or matters relating thereto, (3) resulting from a breach of this Agreement by the Company, or (4) resulting from any event, change, development, circumstance or fact after the execution and delivery of this Agreement in the market price or trading volume of the Company Shares, individually or in the aggregate, shall not be deemed to constitute an Intervening Event.
(ii)   “IT Assets” means all computer systems, hardware, firmware, middleware, interfaces, systems, networks and information technology equipment owned by the Company or any of its subsidiaries;
(jj)   “knowledge” (i) with respect to the Company and its subsidiaries, means the actual knowledge of any of the individuals listed in Section 9.5(jj) of the Company Disclosure Letter and (ii) with respect to BidCo, means the actual knowledge of the individuals listed in Section 9.5(jj) of the BidCo Disclosure Letter;
(kk)   “Law” means any federal, national, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity;
(ll)   “Leased Real Property” means all real property leased or subleased or otherwise used or occupied by the Company or any subsidiary of the Company, other than leases with customers of the Company or any of its subsidiaries related to ATM deployments;
(mm)   “Leases” means all leases, subleases, licenses, concessions and other Contracts, including all amendments, modifications, guaranties, extensions and renewals thereto, other than (i) Contracts with any customers of the Company or any of its subsidiaries and (ii) equipment leases;
(nn)   “Lien” means any lien, claim, mortgage, deed of trust, pledge, security interest, restriction, lease, license, easement, claim, charge or other encumbrance, acceleration of any material obligation or the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, deed of trust, indenture, agreement, contract, instrument, permit, concession, franchise, right or license binding upon the Company or any of the Company’s subsidiaries, in each case, whether voluntarily occurred or arising by operation of Law;
(oo)   “Marketing Period” means the first (1st) period (i) commencing after the date of this Agreement throughout and at the end of which (A) BidCo has the Required Information and the Required Information is Compliant, (B) the conditions set forth in Article VII are satisfied (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing) and (C) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1, Section 7.2 and Section 7.3 to fail to be satisfied (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing), assuming that the date of the Court Hearing were to be scheduled at any time during such period and (ii) the last day of which shall be no later than the date that is twelve (12) Business Days after the Marketing Period commences pursuant to this definition; provided, that (x) January 18, 2021, February 15, 2021 and May 31, 2021 shall not constitute Business Days for purposes of the Marketing Period (provided, however, that such exclusions shall not restart such period) and (y) if the Marketing Period has not been completed on or prior to December 21, 2020, such Marketing Period shall not commence until January 4, 2021; provided, further, that (A) the Marketing Period shall end on any earlier date if the Debt Financing is closed on such earlier date and (B) the Marketing Period shall not commence or be deemed to have commenced if, after the date of this Agreement and prior to the completion of such period, (I) the Company’s independent accountants shall have withdrawn their audit opinion with respect to any audited financial statements (or portion thereof) contained in or that include the Required Information, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such audited financial statements (or portion thereof) for the applicable periods by the independent accountants of the Company or another independent public accounting firm of recognized national standing reasonably acceptable to BidCo, (II) the Company shall have publicly announced any intention to, or determines that it must, restate any financial statements or other financial information included in or that includes the Required Information or any such restatement is under active consideration and, in each case, such restatement renders or would render the Required Information to be not Compliant, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, such restatement has been completed and the applicable Required Information has been amended and updated or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP, (III) any Required Information would not be Compliant at any time during the Marketing Period or otherwise ceases to meet the requirement of “Required Information” as defined, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, such Required Information is updated or supplemented so that it is Compliant and meets the definition of “Required Information” (it being understood that if any Required Information provided at the commencement of the Marketing Period ceases to be Compliant or meet the definition of “Required Information” during the Marketing Period, then the Marketing Period will be deemed not to have commenced) or (IV) the Company has failed to file any report on Form 10-K, Form 10-Q or Form 8-K required to be filed with the SEC by the date required under the Exchange Act as a result of which the Required Information ceases to be Compliant, in which case (1) in the case of a failure to file a Form 10-K or Form 10-Q, the Marketing Period will not commence or be deemed to commence unless and until, at the earliest, such reports have been filed and (2) in the case of a failure to file a Form 8-K, the Marketing Period will be tolled until such report has been filed; provided, that if the failure to file such report occurs during the final five (5) Business Days of the Marketing Period, the Marketing Period will be extended so that the final day of the Marketing Period will be no earlier than the fifth (5th) Business Day after such report has been filed. If at any time the Company shall in good faith reasonably believe that it has provided the Required Information, the Company may deliver to BidCo a written notice to that effect (stating when it believes it completed such delivery), in which case the requirement to deliver the Required Information will be deemed to have been satisfied as of the date of such notice, unless BidCo in good faith reasonably believes the Company has not completed the delivery of the Required Information and, within three Business Days after the receipt of such notice from the Company, delivers a written notice to the Company to that effect (stating with reasonable specificity which Required Information the Company has not delivered);

(pp)   “Material Adverse Effect” means any state of facts, event, development, change, effect or occurrence that, individually or in the aggregate with all such other states of facts, events, developments, changes, effects or occurrences, (A) has had, or would reasonably be expected to have, a material adverse effect on or with respect to the business, results of operation or condition (financial or otherwise), properties, assets or liabilities of the Company and its subsidiaries taken as a whole, provided, that with respect to this clause (A), no events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following shall be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect: (i) general changes or developments in the economy or the financial, debt, capital, credit or securities markets in the U.S. or elsewhere in the world, including as a result of changes in geopolitical conditions, (ii) general changes or developments in the industries in which the Company or its subsidiaries operate, (iii) the public announcement of the Acquisition; provided, that this clause (iii) shall not apply to any representation or warranty set forth in Article III that addresses the consequences of the announcement of this Agreement or the Acquisition), (iv) changes in any applicable Laws or GAAP or interpretation thereof, (v) any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God, pandemic (including that resulting from the COVID-19, SARS-CoV-2 virus or any mutation or variation thereof), or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions, (vi) any decline in the market price or trading volume of the Company Shares (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect) or (vii) any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (provided, that the facts, circumstances, developments, events, changes, effects or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); provided, however, that with respect to clause (i), (ii), (iv) or (v), such facts, circumstances, developments, events, changes, effects or occurrences shall be taken into account to the extent they disproportionately and adversely affect the Company and its subsidiaries, taken as a whole, compared to other companies operating in the industries in which the Company and its subsidiaries operate or (B) prevents, materially impairs or delays, or could reasonably be expected to prevent, impair or delay, the Company’s ability to perform its obligations under this Agreement and consummate the Acquisition and the other transactions contemplated hereby in accordance with the terms hereof;
(qq)   “Nasdaq” means The NASDAQ Stock Market LLC;
(rr)   “Open Source Software” means any Software that is subject to or licensed, provided or distributed under any license meeting the Open Source Definition (as promulgated by the Open Source Initiative as of the date of this Agreement) or the Free Software Definition (as promulgated by the Free Software Foundation as of the date of this Agreement) or any similar license for “free,” “publicly available” or “open source” Software, including the GNU General Public License, the Lesser GNU General Public License, the Apache License, the BSD License, Mozilla Public License (MPL), the MIT License or any other license that includes similar terms;
(ss)   “Owned Real Property” means all real property owned by the Company or any subsidiary of the Company;
(tt)   “Permitted Liens” means (A) statutory liens securing payments not yet due and payable, (B) easements, encumbrances, rights-of-way, covenants, conditions, restrictions, encroachments, or other similar matters or restrictions, and any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection; provided, that in each case the same does not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (C) encumbrances for current Taxes or other governmental charges not yet due and payable or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been established and provided, (D) pledges or deposits made in the ordinary course of business to secure obligations under workers’ compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (E) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business for amounts which are not due and payable or which are being contested in good faith by appropriate proceeding and for which adequate reserves have been established and provided, (F) any right, title or interest of a lessor, sublessor or licensor under Leases, (G) zoning restrictions, entitlements, easements, right-of-way, building and other land use regulations or other restriction on the use of Real Property, (H) licenses, covenants or other rights of, to or under any Intellectual Property granted in the ordinary course of business, (I) Liens set forth in Section 9.5(tt) of the Company Disclosure Letter (provided, that any Liens securing the Company Credit Facilities shall be released on or prior to the Effective Date) and (J) such other imperfections in title, charges, easements, restrictions and encumbrances that would not reasonably be expected to, individually or in the aggregate, be material to the Company and its subsidiaries;
(uu)   “Person” means an individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act), including, for the avoidance of doubt, any group of Persons;
(vv)   “Personal Information” means: (i) any information, in any form, that identifies or, could reasonably be used to identify, an individual; (ii) payment card information; and (iii) any information that is governed, regulated or protected by one (1) or more Information Privacy and Security Laws;
(ww)   “Real Property” means collectively, the Owned Real Property and the Leased Real Property;
(xx)   “Related Party” means any present or former director, officer, Company Shareholder, partner, member, employee or Affiliate (other than subsidiaries of the Company) of the Company or any of its subsidiaries, and such Person’s Affiliates or immediate family members;
(yy)   “Representative” means, with respect to any Person, its directors, officers, employees, consultants, investment bankers, attorneys, accountants, agents and other advisors or representatives;
(zz)   “Required Information” means (i) all financial statements, financial data, audit reports and other information regarding the Company and its subsidiaries of the type and form that would be required by Regulation S-X promulgated by the SEC and Regulation S-K promulgated by the SEC for a registered public offering of debt securities on a registration statement on Form S-1 under the Securities Act of the Company to consummate the offering of high-yield debt securities contemplated by the Debt Commitment Letter (including all audited financial statements and all unaudited quarterly interim financial statements, in each case prepared in accordance with GAAP applied on a consistent basis for the periods covered thereby, including applicable comparison period, which will have been reviewed by the Company’s independent public accountants as provided in Statement on Auditing Standards 100); and (ii) such other pertinent and customary information regarding the Company and its subsidiaries (A) as may be reasonably requested by BidCo (or the Debt Financing Sources) to the extent that such information is required in connection with the financing contemplated by the Debt Commitment Letter and of the type and form customarily included in (I) marketing documents used to syndicate credit facilities of the type contemplated by the Debt Commitment Letter or (II) an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A promulgated under the Securities Act or (B) as otherwise necessary to receive from the Company’s independent public accountants (and any other accountant to the extent that financial statements audited or reviewed by such accountants are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” and change period comfort), together with drafts of customary comfort letters that such independent public accountants are prepared to deliver upon the “pricing” of any high-yield bonds being issued in connection with the Debt Financing, with respect to the financial information to be included in such offering memorandum, in each case of clause (i) and (ii), assuming that such offering or syndication of the credit facilities were consummated at the same time during the Company’s fiscal year as such offering or syndication will be made. Notwithstanding anything to the contrary in clause (i) and (ii) of this definition, nothing will require the Company to provide (or be deemed to require the Company to prepare) any Excluded Information;
(aaa)   “Rollover Seller” means Hudson Executive Capital LP;
(bbb)   “Sanctioned Person” means at any time any Person (i) listed on any Trade Law-related list of designated or blocked persons; (ii) that is a Governmental Entity of, resident in, or organized under the

Laws of a country or territory that is the target of comprehensive sanctions under any Trade Laws, from time to time (as of the date of this Agreement, including Cuba, Iran, North Korea, Syria and the Crimea region); or (iii) majority-owned or controlled by any of the foregoing;
(ccc)   “Scheme” means the scheme of arrangement to be proposed under section 899 of CA 2006 by the Company to implement the Acquisition, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by BidCo;
(ddd)   “Scheme Documentation” means the Circular and any other documentation prepared in connection with the Scheme;
(eee)   “Senior Notes” means the 5.50% Senior Notes due 2025 issued pursuant to the Indenture;
(fff)   “Software” means computer software programs, including all source code, object code, firmware and documentation related thereto;
(ggg)   “subsidiary” or “subsidiaries” means, with respect to any Person, (i) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than fifty percent (50%) of the total voting power of shares of stock or other equity interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one (1) or more of the other subsidiaries of that Person or a combination thereof and (ii) any partnership, joint venture or limited liability company of which (A) more than fifty percent (50%) of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one (1) or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise and (B) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity;
(hhh)   “Superior Proposal” means a bona fide written Acquisition Proposal (with the percentages set forth in the definition of such term changed from 15% to 75%), that did not result from a breach of Section 6.1 and that the Board has determined in its good faith judgment after consultation with outside legal and financial advisors (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, regulatory, timing and other aspects of the proposal (including the financing thereof) and the Person making the proposal, and (ii) if consummated in accordance with its terms, would result in a transaction more favorable from a financial point of view to the Company Shareholders than the transactions contemplated hereby, in each case after taking into account any changes to the terms of this Agreement proposed in writing by BidCo in response to such Superior Proposal pursuant to, and in accordance with, Section 6.2 and taking into account the time expected to be required to consummate such Acquisition Proposal, any legal, financial, regulatory and approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, and the identity of the Person or Persons making the Acquisition Proposal.
(iii)   “Transaction Documents” means, collectively, this Agreement, the Confidentiality Agreement, the BidCo Guarantee, the Commitment Letters and any other agreement or document contemplated thereby or any document or instrument delivered in connection hereunder or thereunder;
(jjj)   “Voting Record Time” means, in relation to the Court Meeting or General Meeting, as the context requires, the date and time to be specified in the Circular by reference to which entitlement to vote at the Court Meeting or General Meeting, as the case may be, will be determined;
(kkk)   “Warrant Documentation” means (i) the letter agreement Re: Base Issuer Warrant Transaction, dated November 19, 2013, between Wells Fargo Securities, LLC and Cardtronics, Inc.; (ii) the letter agreement Re: Additional Issuer Warrant Transaction, dated November 21, 2013, between Wells Fargo Securities, LLC and Cardtronics, Inc.; (iii) the letter agreement Re: Partial Unwind Agreement with respect to the Convertible Bond Hedge Transaction Confirmations and the Issuer Warrant Confirmations, dated June 29, 2020, between Wells Fargo Securities, LLC and Cardtronics, Inc.; (iv) the letter agreement Re: Base Issuer Warrant Transaction, dated November 19, 2013, between Bank of America, N.A. and Cardtronics, Inc.;

(v) the letter agreement Re: Additional Base Issuer Warrant Transaction, dated November 21, 2013, between Bank of America, N.A. and Cardtronics, Inc.; (vi) the letter agreement Re: Termination Agreement with respect to the Convertible Bond Hedge Transaction Confirmations and the Issuer Warrant Confirmations, dated June 29, 2020, between Bank of America, N.A., Cardtronics plc and Cardtronics, Inc.; (vii) the letter agreement Re: Base Issuer Warrant Transaction, dated November 19, 2013, between JPMorgan Chase Bank, National Association and Cardtronics, Inc.; (viii) the letter agreement Re: Additional Base Issuer Warrant Transaction, dated November 21, 2013, between JPMorgan Chase Bank, National Association and Cardtronics, Inc.; (ix) the letter agreement Re: Base Issuer Warrant Transaction, dated October 26, 2016, between JPMorgan Chase Bank, National Association and Cardtronics, Inc.; (x) the letter agreement Re: Additional Issuer Warrant Transaction, dated October 26, 2016, between JPMorgan Chase Bank, National Association and Cardtronics, Inc.; and (xi) the letter agreement Re: Partial Unwind Agreement with respect to the Call Option Transaction Confirmations and the Warrants Confirmations, dated June 29, 2020, between JPMorgan Chase Bank, National Association and Cardtronics, Inc.;
(lll)   “Warrants” means the warrant transactions evidenced by the Warrant Documentation; and
(mmm)   “Willful Breach” means, with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act or failure to act undertaken by the breaching Party with actual or constructive knowledge (which shall be deemed to include knowledge of facts that a Person acting reasonably should have, based on reasonable due inquiry) that such Party’s act or failure to act would, or would reasonably be expected to, result in or constitute a breach of this Agreement.
Section 9.6   Severability.   Any term or other provision of this Agreement which is invalid, illegal, void or incapable of being enforced in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity, illegality, voidness or unenforceability, without rendering invalid, illegal, void or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 9.7   Entire Agreement; Assignment.   This Agreement (including the Exhibits hereto and the Company Disclosure Letter and the BidCo Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede and cancel all contemporaneous and prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of each of the other Parties, and any assignment without such consent shall be null and void; provided, that BidCo (or one (1) or more of its Affiliates) shall have the right, without the prior written consent of the Company, to assign all or any portion of its rights, interests and obligations under this Agreement, from and after Effective Date, to any of its respective Affiliates or any Debt Financing Source Related Parties pursuant to terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning collateral in respect of the Debt Financing, and any such Debt Financing Source Related Party may exercise all of the rights and remedies of BidCo (or its Affiliate, as applicable) hereunder in connection with the enforcement of any security or exercise of any remedies to the extent permitted under the Debt Financing documentation; provided, further, that BidCo shall have the right, without the prior written consent of the Company, to assign all or any portion of its rights, interests and obligations hereunder to one (1) or more affiliates of Apollo Management IX, L.P, but no such assignment shall relieve BidCo of any of its obligations hereunder.
Section 9.8   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than (a) at and after the Effective Date, with respect to the provisions of Section 6.11, which shall inure to the benefit of the Persons or entities benefiting therefrom who are intended to be third party beneficiaries thereof, (b) at and after the Effective Date, the rights of the holders of Company Shares to receive the Consideration to which they became entitled to receive in accordance with the terms and conditions of this Agreement, (c) at and after the Effective Date, the rights of the holders of Options, Company RSUs and Company PSUs to receive the payments contemplated by the applicable provisions of Section 2.2, in each case, on the Effective Date in accordance with the terms and conditions of this Agreement, (d) each BidCo Related Party shall be a third party beneficiary of Section 8.2, this Section 9.8, Section 9.17 and the definition of BidCo Related Party and (e) each Debt Financing Source Related Party under the Debt Financing shall be a third party beneficiary of Section 8.2, Section 9.2, Section 9.3, Section 9.7, this Section 9.8, Section 9.9, Section 9.12, Section 9.13, Section 9.14 and Section 9.17 (and any provision of this Agreement to the extent a modification, supplement, amendment or waiver of such provision would modify the substance of any of the foregoing provisions) (it being understood that the foregoing provisions may not be amended or waived in a manner adverse to the Debt Financing Source Related Parties without their prior written consent). The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 9.9   Governing Law.   All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware; provided, that Section 1.1, Section 6.3 (solely to the extent relating to the Circular), Section 6.11 and Section 7.1(a) shall each be governed and construed in accordance with the Laws of England and Wales; provided, however, that in any Action brought against any of the Debt Financing Source Related Parties, the foregoing shall be governed by, and construed in accordance with, the Laws of the State of New York.
Section 9.10   Headings.   The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 9.11   Counterparts.   This Agreement may be executed (including by facsimile transmission, “.pdf” or other electronic transmission) in one (1) or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one (1) or more counterparts have been signed by each of the Parties and delivered (including by facsimile transmission, “.pdf” or other electronic transmission) to the other Parties.
Section 9.12   Specific Performance.   The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject in all respects to this Section 9.12, the Parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at Law or in equity, subject to the terms and provisions of this Agreement. Notwithstanding the foregoing or anything in any Transaction Document or otherwise to the contrary, and subject in all respects to this Section 9.12, in no event shall the Company or any Affiliate or Company Shareholder thereof (or any of the foregoing’s respective Representatives) be entitled to enforce or seek to enforce specifically BidCo’s obligation to cause all or any portion of the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) or otherwise cause BidCo to take action to consummate the Acquisition, the Financings or the other transactions contemplated hereunder or any other Transaction Document or otherwise (including the obligation to pay all or any portion of the aggregate Consideration) unless and only if: (a) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court

Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing), (b) the Debt Financing (or Alternative Financing in accordance with Section 6.13(b)) has been received by BidCo in full, or such full amount will be funded to BidCo on the Effective Date if the Equity Financing is funded in full on the Effective Date (provided, that BidCo shall not be required to draw down the Equity Financing or consummate the Acquisition if the Debt Financing is not in fact funded in full on the Effective Date), (c) the Company has irrevocably and unconditionally confirmed in writing to BidCo that (i) all of the conditions set forth in Section 7.3 have been satisfied (other than the condition set forth in Section 7.1(a)(iii) and any other condition capable of satisfaction only at the Court Hearing, but subject to the fulfillment or waiver of those conditions on the date of the Court Hearing) or that it will irrevocably and unconditionally waive any unsatisfied condition in Section 7.3, (ii) if specific performance is granted and the Equity Financing and Debt Financing (or Alternative Financing in accordance with Section 6.13(b)) are funded, then the Effective Date will occur substantially simultaneously with the drawdown of the Equity Financing and the Debt Financing (or Alternative Financing in accordance with Section 6.13(b)) (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and (iii) the Company is prepared, willing and able to consummate the Acquisition and the other transactions contemplated hereunder and (d) BidCo fails to complete the Acquisition within three (3) Business Days after delivery of the Company’s irrevocable and unconditional written confirmation. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief to the extent in compliance with this Section 9.12 on the basis that (x) either Party has an adequate remedy at Law or (y) an award of specific performance is not an appropriate remedy for any reason at Law or equity. Any Party seeking an order or injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything else to the contrary in any Transaction Document or otherwise, for the avoidance of doubt, while the Company may, subject in all respects to Section 8.2, this Section 9.12 and Section 9.17 (including, in each case, the limitations set forth therein) concurrently seek (i) specific performance or other equitable relief, subject in all respects to this Section 9.12 and (ii) payment of the BidCo Termination Fee, if, as and when required pursuant to Section 8.2(b)(iv), under no circumstances shall the Company, directly or indirectly, be permitted or entitled to receive (1) both a grant of specific performance to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) or other equitable relief, on the one hand, and payment of any monetary damages whatsoever and/or the payment of all or any portion of the BidCo Termination Fee, on the other hand, or (2) both payment of any monetary damages, whatsoever, on the one hand, and payment of the BidCo Termination Fee, on the other hand.
Section 9.13   Jurisdiction.   Each of the Parties irrevocably (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, or in the event (but only in the event) that the Delaware Court of Chancery does not have subject matter jurisdiction over such legal action or proceeding, the United States District Court for the District of Delaware or, in the event (but only in the event) that such United States District Court for the District of Delaware also does not have subject matter jurisdiction over such legal action or proceeding, any Delaware state court sitting in New Castle County, in connection with any matter based upon or arising out of this Agreement or any of the transactions contemplated by this Agreement or the actions of BidCo or the Company in the negotiation, administration, performance and enforcement hereof and thereof, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Delaware, as described above, and (d) consents to service being made through the notice procedures set forth in Section 9.4. Each of the Company and BidCo hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each Party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 9.13, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and, to the fullest extent permitted by applicable Law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable Law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the Party is entitled pursuant to the final judgment of any court having jurisdiction. Each Party expressly acknowledges that the foregoing waiver is intended to be irrevocable under the Laws of the State of Delaware and of the U.S.; provided, that each such Party’s consent to jurisdiction and service contained in this Section 9.13 is solely for the purpose referred to in this Section 9.13 and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose. Notwithstanding anything in this Agreement to the contrary, each Party hereby irrevocably and unconditionally agrees that it will not bring or support any litigation against any Debt Financing Source Related Party under the Debt Financing in any way relating to this Agreement or any of the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Debt Financing (including the Debt Commitment Letter) or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), and that the provisions of Section 9.14 relating to the waiver of jury trial shall apply to any such action, suit or proceeding.
Section 9.14   WAIVER OF JURY TRIAL.   EACH OF BIDCO AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING ANY SUCH ACTION INVOLVING ANY DEBT FINANCING SOURCE RELATED PARTY UNDER THE DEBT FINANCING) OR THE ACTIONS OF BIDCO OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.
Section 9.15   Transfer Taxes.   All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred in connection with the Acquisition shall be paid by or on behalf of BidCo when due and payable.
Section 9.16   Interpretation.   When reference is made in this Agreement to an Article, Exhibit or Section, such reference shall be to an Article, Exhibit or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Words of any gender include each other gender and neuter genders, and words using the singular or plural number also include the plural or singular number, respectively. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession or comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The word “or” shall not be exclusive. The word “will” shall be construed to have the same meaning as the word “shall”. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. The word “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. References to “U.S.” are to the United States of America, and references to “U.K.” or “UK” are to the United Kingdom. References to “dollars” or “$” are to U.S. dollars. With respect to the determination of any period of time, “from” means “from and including.” Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day. To the extent the Laws governing any provision of this Agreement are the Laws of England and Wales, references therein to “efforts” shall be construed to have the same meaning as “endeavors.” Whenever the words “ordinary course of business” are used in this Agreement, they shall be deemed to be followed by the words “consistent with past practice.” For purposes of this Agreement, the term “made available,” with respect to any document or item, shall mean that such document or item has been (i) filed by the Company with the SEC and publicly available on EDGAR at least two (2) Business Days prior to the execution of this Agreement or (ii) made available to BidCo and its Representatives in the electronic data room maintained by the Company under the name “Project Catalyst” at https://www.datasite.com on or before two (2) Business Days immediately prior to the date of this Agreement. Each of the Parties has participated in the drafting and negotiating of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the Parties and without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. The Company and BidCo each agree and acknowledge that the individuals specified in the definition of “knowledge,” as applicable, (x) have read this Agreement, including the representations, warranties, agreements and covenants contained herein, (y) have reviewed with counsel the representations, warranties and covenants contained herein and (z) for purposes of Section 8.2(a), shall be deemed to understand the meanings of the representations, warranties and covenants contained herein.
Section 9.17   Non-Recourse.   Each Party agrees, on behalf of itself and its Affiliates (and, in the case of the Company, its Related Parties), that all Actions, claims, obligations, liabilities or causes of action (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out of or by reason of, be connected with, or relate in any manner to: (A) this Agreement, any other Transaction Document or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder (including the Financing), (B) the negotiation, execution or performance of this Agreement, any other Transaction Document or any other agreement referenced herein or therein (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement, any other Transaction Document or such other agreement), (C) any breach or violation of this Agreement, any other Transaction Document or any other agreement referenced herein or therein and (D) any failure of the transactions contemplated hereunder or under any Transaction Document or any other agreement referenced herein or therein (including the Financing) to be consummated, in each case, may be made only against (and are those solely of) the Persons that are expressly identified as parties to this Agreement and in accordance with, and subject to, the terms and conditions hereof. In furtherance and not in limitation of the foregoing, and notwithstanding anything contained in this Agreement, any other Transaction Document or any other agreement referenced herein or therein or otherwise to the contrary, each Party hereto covenants, agrees and acknowledges, on behalf of itself and its respective Affiliates and Related Parties, that no recourse under this Agreement, any other Transaction Document or any other agreement referenced herein or therein or in connection with any transactions contemplated hereby or thereby (including the Financing) shall be sought or had against any other Person, including any BidCo Related Party, and no other Person, including any BidCo Related Party, shall have any liabilities or obligations (whether in Contract or in tort, in Law, in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (A) through (D), in each case, except for claims that (1) the Company or BidCo, as applicable, may assert (subject, with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in Section 8.2, Section 9.12 and this Section 9.17): (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement, (ii) against the Guarantors under, solely if, as and when required pursuant to the terms and conditions of, the BidCo Guarantee, (iii) against the Guarantors for specific performance of the Guarantors’ obligation to fund their committed portions of the Equity Financing thereunder solely in accordance with, and pursuant to the terms and conditions of, Section 6 of the Equity Commitment Letter or (iv) against BidCo solely in accordance with, and pursuant to the terms and conditions of, this Agreement and (2) BidCo and its Affiliates may assert against the financing sources pursuant to the terms and conditions of the Debt Commitment Letter, it being expressly agreed and acknowledged that no personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (A) through (D). Notwithstanding anything to the contrary herein or otherwise, no BidCo Related Party shall be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive or consequential damages which may be alleged as a result of this Agreement, the other Transaction Documents or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder (including the Financing), or the termination or abandonment of any of the foregoing.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and BidCo have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
COMPANY: CARDTRONICS PLC
By:	/s/ Mark Rossi Name: Mark Rossi Title: Chairman of the Board of Directors
BIDCO: CATALYST HOLDINGS LIMITED
By:	/s/ Robert Kalsow-Ramos Name: Robert Kalsow-Ramos Title: Director
Signature Page to Acquisition Agreement

Annex B
IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	CR-2021-00[•]
IN THE MATTER OF CARDTRONICS PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
CARDTRONICS PLC
and
THE HOLDERS OF SCHEME SHARES
(as hereinafter defined)

PRELIMINARY
(A)
In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“Acquisition Agreement” means the agreement entered into between Cardtronics and BidCo on 15 December 2020, agreeing to certain matters in connection with the transactions contemplated by this Scheme;
“BidCo” means Catalyst Holdings Limited, a private limited company incorporated in England and Wales with registered number 13078098;
“Business Day” means a day (other than a Saturday or Sunday or a public or bank holiday) on which banks are open for general business in London (United Kingdom) and New York, NY (United States of America);
“Cardtronics” means Cardtronics plc, incorporated in England and Wales with registered number 10057418;
“Cardtronics Shares” means A ordinary shares of US$0.01 each in the capital of Cardtronics;
“Cardtronics Share Schemes and Warrants”means each (i) restricted stock unit, stock award and other similar equity award in relation to any Cardtronics Shares, and (ii) warrants to purchase Cardtronics Shares in each case that is outstanding, vested, exercisable and unexercised immediately prior to the Effective Time;
“Cede” means Cede & Co., as nominee of DTC;
“Cede Shares” means the Scheme Shares in respect of which Cede is the registered holder;
“Companies Act” means the Companies Act 2006;

“Court” means the High Court of Justice in England and Wales;
“Court Hearing” means the hearing of the Court to sanction the Scheme;
“Court Meeting” means the meeting of Members (and any adjournment of such meeting) convened by order of the Court pursuant to Section 896 of the Companies Act for the purpose of considering and, if thought fit, approving this Scheme (with or without modification);
“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;
“DR Nominee” means a company as BidCo may in its sole discretion appoint in writing prior to the Scheme Record Time as transferee of the Cede Shares pursuant to this Scheme;
“DTC” means The Depository Trust Company, a wholly owned subsidiary of The Depository Trust and Clearing Corporation;
“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 6 of this Scheme, and “Effective Time” means the time on such date at which this Scheme becomes effective;
“Encumbrances” means all mortgages, pledges, liens, charges, options, encumbrances, equitable rights, rights of pre-emption, assignments, hypothecations or any other third party rights of any nature whatsoever;
“Exchange Fund” means the cash amount in immediately available funds necessary to enable the Receiving Agent to make payments in accordance with paragraph 4 of this Scheme;
“Excluded Shares” means (i) any Cardtronics Shares which are registered in the name of or beneficially owned by BidCo or by any of their respective nominees; (ii) any Cardtronics Shares held in treasury; and (iii) any Cardtronics Shares which will be acquired by BidCo or its designee(s) pursuant to a rollover and contribution agreement between HEC and BidCo dated 15 December 2020;
“HEC” means Hudson Executive Capital LP, HEC Master Fund LP and/or HEC SPC I LP;
“holder” means a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date” means close of business on [•] 2021, being the latest practicable date prior to the date of this Scheme;
“Member” means a member of Cardtronics on the register of members on any relevant date;
“Receiving Agent” means the receiving agent appointed by BidCo for the purposes of this Scheme, being [•], having a principal office and place of business at [•];
“Residual Shares” means the Scheme Shares excluding the Cede Shares;
“Scheme” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and mutually acceptable to Cardtronics and BidCo, each acting reasonably and in good faith;
“Scheme Record Time” means 8:00 p.m. on the Business Day after the date of the Court Hearing;
“Scheme Shareholders” means the holders of Scheme Shares whose names appear in the register of Members of Cardtronics at the Scheme Record Time;
“Scheme Shares” means the Cardtronics Shares:
(a)
in issue at the date of this document;

(b)
(if any) issued after the date of this document and prior to the Voting Record Time; and

(c)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time,

either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;
“US dollar” or “US$” means the lawful currency of the United States of America; and
“Voting Record Time” means 8:00 p.m. on the day which is ten days prior to the date of the Court Meeting or, if the Court Meeting is adjourned, [•] [a.m./p.m.] on the day which is ten days before such adjourned meeting.
(B)
References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(C)
BidCo was incorporated on 11 December 2020 under the Companies Act as a private company limited by shares.

(D)
As at the Latest Practicable Date, the issued share capital of Cardtronics was [•] ordinary shares of US$0.01 each, all of which are credited as fully paid up and none of which were held in treasury.

(E)
As at the Latest Practicable Date, there are subsisting restricted stock units and warrants to obtain or subscribe for up to [•] Cardtronics Shares under the Cardtronics Share Schemes and Warrants.

(F)
As at the Latest Practicable Date, BidCo did not hold any Cardtronics Shares.

(G)
BidCo has agreed, in each case subject to the terms of the Acquisition Agreement, to appear by Counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purposes of giving effect to this Scheme.

(H)
HEC has agreed to be bound by the Scheme in respect of [•] of the Cardtronics Shares owned by them, which shall not include any Cardtronics Shares which will be acquired by BidCo or its designee(s) pursuant to a rollover and contribution agreement between HEC and BidCo dated 15 December 2020. HEC has also agreed that Counsel may provide to the Court a copy of its undertaking to evidence such agreement and to provide such other documentation or other information and to do all such things as may reasonably be required for the purposes of the Scheme in relation to such agreement (including, if so required, to appear before the Court by Counsel).

(I)
References to times are to London time in the United Kingdom.

THE SCHEME
1.
Transfer of the Scheme Shares

1.1
Upon and with effect from the Effective Time, either: (i) BidCo or (ii) a DR Nominee (as applicable) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Encumbrances and together with all rights at the Effective Time or thereafter attached thereto, including the right to receive and retain all subsequent dividends and other distributions declared, paid or made thereon (if any).

1.2
For the purposes of the acquisition:

(a)
the Cede Shares shall be transferred at BidCo’s election either to: (i) BidCo or (ii) a DR Nominee, as nominee for BidCo (the “DR Depositary”) by means of a form of transfer (and in the latter case the DR Depositary shall issue depositary receipts in respect of such to BidCo);

(b)
the Residual Shares shall be transferred to BidCo by means of a separate form of transfer; and

(c)
to give effect to such transfers, any person may be appointed by BidCo as attorney or agent and shall be authorised as such attorney or agent on behalf of the holders of Scheme Shares to execute and deliver as transferor such forms of transfer in respect of any Scheme Shares and every form of transfer so executed shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Such forms of transfer shall (upon its execution and delivery) be deemed to be the principal instrument of transfer of the Scheme Shares.
1.3
Pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2 of this Scheme, each Scheme Shareholder irrevocably:

(a)
appoints BidCo (or its nominee(s)) as its attorney and agent to exercise (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares;

(b)
appoints BidCo (or its nominee(s)) as its attorney to sign any consent to short notice of any general or separate class meeting of Cardtronics and on their behalf to execute a form of proxy in respect of such Scheme Shares appointing any person nominated by BidCo to attend general and separate class meetings of Cardtronics; and

(c)
authorises Cardtronics to send to BidCo (or its nominees) any notice, circular, warrant or other document or communication which may be sent to them as shareholders of Cardtronics,

such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares, or any other rights or privileges attaching to the Scheme Shares.
2.
Consideration for the transfer of the Scheme Shares

2.1
In consideration of the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2 of this Scheme, BidCo shall, subject as hereinafter provided in paragraph 4, pay or procure that there shall be paid to or for the account of each Scheme Shareholder:

For each Scheme Share:	US$35.00 in cash

3.
Share certificates and register of Members

3.1
With effect from and on the Effective Date, each existing certificate representing a holding of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and each holder of Scheme Shares shall be bound at the request of Cardtronics to destroy the share certificate.

3.2
On or as soon as reasonably practicable after the Effective Date and subject to the completion of such transfers and forms of transfer as may be required in accordance with paragraph 1 and the payment by BidCo of any stamp duty thereon, Cardtronics shall make or procure to be made appropriate entries in the register of Members of Cardtronics to reflect the transfer of the Scheme Shares to BidCo or the DR Nominee as applicable.

4.
Settlement

4.1
As soon as possible, and in any event not later than 14 days, after the Effective Date, BidCo shall:

(a)
in the case of the Scheme Shares which at the Scheme Record Time are Residual Shares, procure that the Receiving Agent despatches from the Exchange Fund, to the persons entitled thereto, cheques for the sums payable to each of them in accordance with paragraph 2 of this Scheme, unless: (i) otherwise properly directed by the person entitled thereto; or (ii) the persons disposing of Scheme Shares do so pursuant to deposit/withdrawal at custodian (“DWAC”) BidCo shall make payment to such persons who have disposed of their shares through DWAC by electronic means as shall be determined by the disposing person at the relevant time; and

(b)
in the case of the Scheme Shares which at the Scheme Record Time are Cede Shares, procure that the Receiving Agent despatches from the Exchange Fund, to Cede or its nominee, by way of an electronic payment in lieu of a cheque, an amount in cash in immediately available funds equal to the amount payable in respect of the Cede Shares in accordance with paragraph 2 of this Scheme.

4.2
All deliveries of notices or cheques required to be made pursuant to this Scheme shall be effected by sending the same by first class post in pre-paid envelopes or by international standard post if overseas, addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of Members of Cardtronics at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time and none of Cardtronics, BidCo or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any notices or cheques sent in accordance with this paragraph 4.2 which shall be sent at the risk of the person or persons entitled thereto.
4.3
Except as otherwise provided for in paragraph 4.1(a), all cheques shall be in US dollars and drawn on a United States of America clearing bank and shall be made payable to the person whom, in accordance with the foregoing provisions of this paragraph 4, the envelope containing the same is addressed (save that in the case of joint holders, BidCo reserves the right to make the cheque payable to the holder whose name stands first in the register of Members of Cardtronics), and the encashment of any such cheque shall be a complete discharge of BidCo’s obligation under this Scheme to pay the monies represented thereby.

4.4
In respect of payments made through Cede, BidCo shall procure the despatch by the Receiving Agent of the sum to Cede in accordance with paragraph 4.1(b) within 14 days of the Effective Date. Such procurement of the Receiving Agent shall be a complete discharge of BidCo’s obligation under this Scheme in respect of payments for Cede Shares made through Cede.

4.5
The preceding paragraphs of this paragraph 4 shall take effect subject to any prohibition or condition imposed by law.

5.
Mandates

All dividend mandates and other instructions given to Cardtronics by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.
6.
The Effective Time

6.1
This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

6.2
Unless this Scheme shall have become effective on or before 11.59 p.m. (New York City time) on 14 September 2021, or on such later date as is provided for under the terms of the Acquisition Agreement or as Cardtronics and BidCo may otherwise agree and the Court may approve (if such approval is required), this Scheme shall never become effective.

7.
Modification

Cardtronics and BidCo may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.
8.
Governing Law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by English law and construed in accordance with English law.
Dated [•] 2021

Annex C
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
December 15, 2020
Board of Directors
Cardtronics plc
2050 West Sam Houston Parkway South,
Suite 1300, Houston Texas 77042
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Catalyst Holdings Limited (“Bidco”) and its affiliates and HEC (defined below)) of the outstanding Class A Ordinary Shares, nominal value $0.01 per share (the “Shares”), of Cardtronics plc (the “Company”) of the $35.00 in cash per Share to be paid to such holders in connection with the acquisition of the company by Bidco to be implemented by means of a scheme of arrangement under the UK Companies Act 2006 pursuant to the Acquisition Agreement, dated as of December 15, 2020 (the “Agreement”), by and between Bidco and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co- invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Bidco and any of their respective affiliates and third parties, including Hudson Executive Capital L.P. (“HEC”), a significant shareholder of the Company that is party to a Contribution Agreement, dated as of December 15, 2020, with Bidco pursuant to which, in connection with the Transaction (defined below), HEC will contribute a portion of its Shares to Bidco in exchange for equity interest in Bidco (the “Contribution Agreement”), and Apollo Global Management, Inc. (“Apollo”), an affiliate of Bidco, and their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with the Company’s Senior Secured Term Loan B Facility due 2027 (aggregate principal amount $500 million) in June 2020. We also have provided certain financial advisory and/or underwriting services to Apollo and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with the initial public offering of Aurum Holding Limited, a portfolio company of Apollo, in May 2019; as financial advisor to Momentive Performance Materials Inc., a former portfolio company of Apollo, in connection with its sale in May 2019; as financial advisor to Altamira Asset Management SL, an affiliate of Apollo, in connection with its sale of its 85 percent interest in Altamira Asset Management S.A., in June 2019; as financial advisor
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors
Cardtronics plc
December 15, 2020

to Apollo in connection with the acquisition by an affiliate of Apollo of the power and energy business of SPX Flow Inc. in March 2020; as financial advisor to Apollo in connection with the purchase by affiliates of Apollo and Silver Lake Group L.L.C. of 1,200,000 shares of Series A preferred stock and warrants to purchase 8,400,000 shares of common stock of Expedia Group Inc. in May 2020; as left lead bookrunner in connection with the initial public offering of Rackspace Technology, Inc., a portfolio company of Apollo, in August 2020; as joint bookrunner with respect to a public offering by Albertsons Companies, Inc., a portfolio company of Apollo, of its 3.50% Senior Notes due 2029 and its 3.25% Senior Notes due 2026 (aggregate principal amount $1,500 million) in August 2020; as financial advisor to Intrado Corporation, a portfolio company of Apollo, in connection with its pending divestiture of its Health Advocate business announced in October 2020; as financial advisor to AMAG Pharmaceuticals, Inc., a former portfolio company of Apollo, in connection with its sale in November 2020; as joint bookrunner with respect to a private placement by DoublePoint Energy, LLC, a portfolio company of Apollo, of its 7.75% Senior Notes due 2025 (aggregate principal amount $650 million) in November 2020; and as joint bookrunner with respect to a private placement by Rackspace Technology, Inc., a portfolio company of Apollo, of its 5.375% Senior Notes due 2028 (aggregate principal amount $550 million) in November 2020. We may also in the future provide financial advisory and/or underwriting services to the Company, Bidco, HEC, Apollo and their respective affiliates and, as applicable, portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Apollo and/or HEC and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Apollo and/or HEC from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the four years ended December 31, 2019 and the Company’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein dated May 19, 2016; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the consumer and merchant financial services industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors
Cardtronics plc
December 15, 2020

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company, including certain indications of interests provided by other parties for transactions at prices greater than the $35.00 in cash per Share to be paid to the holders (other than Bidco and its affiliates and HEC) of Shares pursuant to the Agreement, which indications of interests, you have advised us, you have determined not to pursue; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Bidco and its affiliates and HEC) of Shares, as of the date hereof, of the $35.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of the Contribution Agreement or any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $35.00 in cash per Share to be paid to the holders (other than Bidco and its affiliates and HEC) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Bidco or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Bidco or the ability of the Company or Bidco to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $35.00 in cash per Share to be paid to the holders (other than Bidco and its affiliates and HEC) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Annex D
EXECUTION VERSION
DEED OF IRREVOCABLE UNDERTAKING
To:
Catalyst Holdings Limited (the “Offeror”)

December 15, 2020
Offer for Cardtronics plc (the “Company”)
I the undersigned understand that the Offeror is considering the Acquisition substantially on the terms and conditions set out or referred to in the acquisition agreement between the Offeror and the Company (as amended or modified) (the “Acquisition Agreement”), a copy of which is annexed hereto.
All references in this undertaking to the “Acquisition” shall mean the proposed acquisition of the shares in the Company by or on behalf of the Offeror, which acquisition may be by way of a scheme of arrangement (under Part 26 of the Companies Act 2006) (referred to in this undertaking as the “Scheme”) and include any revision or variation in the terms of any such acquisition.
1.
Warranties and undertakings

1.1
With effect from the date on which the Offeror and the Company enter into the Acquisition Agreement, I irrevocably and unconditionally undertake, represent and warrant to the Offeror that:

(A)
I am the sole beneficial owner of (or am otherwise able to control the exercise of all rights attaching to, including the sole right to vote or to direct the vote of or to dispose of or direct the disposition and the ability to procure the transfer of), and/or am the registered holder of, the number of ordinary shares of $0.01 each in the capital of the Company set out in the first column of the table below (the “Shares”, which expression shall include any other shares in the Company issued after the date hereof and attributable to or derived from such shares);

(B)
I have not deposited any of the Shares into a voting trust or entered into a voting agreement or arrangement with respect to the Shares or granted any proxy or power of attorney with respect thereto that is inconsistent with this undertaking;

(C)
I do not own (beneficially or otherwise), am not the registered holder of, and am not interested in any shares or other securities of the Company other than those of which details are set out in the table below;

(D)
I am able to transfer the Shares free from all liens, equities, charges, encumbrances, options, rights of pre-emption, and any other third party rights and interests of any nature;

(E)
I shall not directly or indirectly, whether by merger, consolidation, division, scheme, operation of law or otherwise prior to the earlier of the Acquisition becoming effective or the valid termination of the Acquisition Agreement (in accordance with its terms):

(i)
sell, transfer, charge, encumber, grant any option over or otherwise dispose of or permit the sale, transfer, charging or other disposition or creation or grant of any other encumbrance or option of or over all or any of such Shares or interest in such Shares except under the Acquisition, or accept or authorize or approve any other offer in respect of all or any of such Shares; or

(ii)
other than pursuant to the Acquisition, enter into any agreement or arrangement or permit any agreement or arrangement to be entered into or incur any obligation or permit any obligation to arise:

(a)
in relation to, or operating by reference to, the Shares; or

(b)
to do all or any of the acts referred to in paragraph (i) above; or

(c)
which would or would reasonably be expected to restrict or impede the closing of the Acquisition or otherwise preclude me from complying with my obligations under paragraph 2,

and references in this paragraph (E) to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation whether or not subject to any conditions or which is to take effect upon or following the Acquisition becoming effective or the valid termination of the Acquisition Agreement (in accordance with its terms) or upon or following this undertaking ceasing to be binding or upon or following any other event;
(F)
prior to the earlier of the Acquisition becoming effective or the valid termination of the Acquisition Agreement (in accordance with its terms), I shall not, in my capacity as a shareholder of the Company, without the prior written consent of the Offeror, convene or requisition, or facilitate or encourage any other party’s effort to convene or requisition, join in convening or requisitioning, any general or class meeting of the Company for the purposes of voting on any resolution referred to under paragraphs 2.1(A)(ii) to 2.1(A)(iii) below;

(G)
I shall not, in my capacity as a shareholder of the Company, directly or indirectly participate or engage with, facilitate, solicit or encourage any person other than the Offeror to make any offer for any shares or other securities of the Company or take any action which is or may be prejudicial to the successful outcome of the Acquisition or which would or might have the effect of preventing any of the conditions of the Acquisition from being fulfilled;

(H)
prior to the earlier of the Acquisition becoming effective or the valid termination of the Acquisition Agreement (in accordance with its terms) and save for the Shares and the exercise of options under any of the Company’s share option schemes, I will not acquire any shares or other securities of the Company (or any interest therein) and, if any such shares, securities or interest (including for these purposes shares arising on exercise of options) is acquired by me, such shares, securities or interest (as the case may be) shall be deemed to be included in the expression “Shares” for the purposes of this undertaking and, save for the exercise of any options under any of the Company’s share option schemes I shall notify the Offeror promptly of any such acquisition and of any other dealing, disposal or change in the number of Shares; and

(I)
I have full legal capacity, power and authority and the right (free from any legal or other restrictions), and will at all times continue to have all relevant power and authority and the right, to enter into and perform my obligations under this undertaking in accordance with their terms.

2.
Scheme

2.1
With effect from the date on which the Offeror and the Company enter into the Acquisition Agreement, I irrevocably and unconditionally undertake, in my capacity as a shareholder, to the Offeror that:

(A)
I shall exercise, or, where applicable, procure the exercise of, all voting rights attaching to the Shares on any resolution (whether or not amended and whether put on a show of hands or a poll) which is proposed at any general meeting of the Company (including any adjournment thereof) (“General Meeting”) or at any meeting of holders of shares in the Company convened by a Court (including any adjournment thereof) (“Court Meeting”):

(i)
in favour of any resolution necessary to implement the Acquisition;

(ii)
against any resolution which might reasonably be expected to impede or frustrate the Acquisition in any way (which shall include any resolution to approve a scheme of arrangement relating to the acquisition of any shares in the Company by a third party) or the fulfilment of any condition to the Acquisition; or

(iii)
against any resolution to approve a scheme of arrangement relating to the acquisition of any shares in the Company by a third party.

only in accordance with the Offeror’s instructions;

(B)
I shall exercise, or, where applicable, procure the exercise of, all rights attaching to the Shares to requisition or join in the requisitioning of any general meeting of the Company for the purposes of voting on any resolution referred to under paragraph (A) above, or to require the Company to give notice of any such meeting, only in accordance with the Offeror’s instructions;

(C)
for the purpose of voting on any resolution referred to under paragraph (A) above, I shall, if required by the Offeror, execute any form of proxy required by the Offeror appointing any person nominated by the Offeror to attend and vote at the relevant meetings; and

(D)
without prejudice to paragraph (C), and in the absence of any such requirement by the Offeror, I shall after the posting of the circular to be sent to shareholders of the Company containing an explanatory statement in respect of the Scheme (the “Scheme Document”) (and without prejudice to any right I have to attend and vote in person at the Court Meeting and the General Meeting to implement the Acquisition), return, or procure the return of, if applicable, the signed forms of proxy enclosed with the Scheme Document (completed and signed and voting in favour of the resolutions to implement the Acquisition) in accordance with the instructions printed on those forms of proxy and, if applicable, in respect of any Shares held in uncertificated form, take or procure the taking of any action which may be required by the Company or its nominated representative in order to make a valid proxy appointment and give valid proxy instructions (voting in favour of the resolutions to implement the Acquisition), as soon as possible and in any event within seven days after the posting of the Scheme Document.

3.
Miscellaneous

3.1
The obligations and provisions set out in this undertaking apply equally to the persons from whom I am to procure votes in favour of the resolutions to implement the Acquisition pursuant to paragraph 2.1(A) above and I shall procure the observance by such persons of the terms hereof as if they were each specifically a party hereto.

3.2
Notwithstanding anything else in this undertaking, no obligations and provisions hereof are applicable to or binding on me acting in my capacity as a director of the Company, no action taken by me in such capacity shall be capable of being a breach of this undertaking and I shall have no liability under this undertaking in respect of any action or omission when acting in such capacity.

3.3
I consent to the issue of any announcement in connection with the Acquisition incorporating references to me and to this undertaking. I understand that, if the Acquisition proceeds, particulars of this undertaking will be contained in the Scheme Document. I undertake to provide you with all such further information in relation to my interest and that of any person connected with me as you may require in order to comply with other legal or regulatory requirements for inclusion in the Scheme Document (or any other document required in connection with the Acquisition).

3.4
I irrevocably and by way of security for my obligations hereunder appoint the Offeror and any director or agent of the Offeror to be my attorney with full power and/or power of substitution to execute on my behalf proxy forms for any Court Meeting or General Meeting in respect of the Shares other than any Shares which are Excluded Shares (as applicable) for the duration of this undertaking and to sign, execute and deliver any documents and to do all acts and things as may be necessary or advisable for the performance of my obligations under this undertaking.

3.5
I agree that damages would not be an adequate remedy for breach of this undertaking and, accordingly, the Offeror shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

3.6
This undertaking shall not oblige the Offeror to announce or proceed with the Acquisition. Without prejudice to any accrued rights, obligations or liabilities, this deed and our obligations, undertakings, representations and warranties herein shall terminate and cease to have any effect:

(A)
on the date on which the Acquisition Agreement is validly terminated (in accordance with its terms); or

(B)
on the date on which a third party offer (whether implemented by way of a scheme or an offer) is declared wholly unconditional or becomes effective, as applicable.

3.7
This undertaking shall be governed by and construed in accordance with English law. Any matter, claim or dispute, whether contractual or non-contractual, arising out of or in connection with this undertaking is to be governed by and determined in accordance with English law and shall be subject to the exclusive jurisdiction of the English courts.

[Signature Page Follows]

I intend this document to be a deed and execute and deliver it as a deed.
Executed as a deed by —
Signature
in the presence of:
Signature of witness
Name of witness
Address of witness

Occupation of witness
[Signature Page to Director Shareholder Irrevocable Undertaking]

TABLE
1. Number of ordinary shares	2. Number of ordinary shares under option	3. Interests in ordinary shares arising from loan stock	4. *Registered owner	5. *Beneficial owner

*
Where more than one, indicate number of shares attributable to each.

Annex E
EXECUTION VERSION
DEED OF IRREVOCABLE UNDERTAKING
To:
Catalyst Holdings Limited (the “Offeror”)

December 15, 2020
Offer for Cardtronics plc (the “Company”)
We the undersigned (collectively, “HEC”) understand that the Offeror is considering the Acquisition.
All references in this undertaking to the “Acquisition” shall mean the proposed (and any revised or varied) acquisition of all of the shares in the Company by or on behalf of the Offeror for a price per-share of $35.00 in cash on the terms set out in the acquisition agreement between the Company and Offeror dated as of the date hereof (as it may be amended in accordance with its terms, the “Acquisition Agreement”), which acquisition shall be implemented by way of a scheme of arrangement (under Part 26 of the Companies Act 2006) (referred to in this undertaking as the “Scheme”) or a takeover offer (within the meaning of section 974 of the Companies Act 2006) (referred to in this undertaking as the “Offer”).
1.
Warranties and undertakings

1.1
With effect from the date on which the Offeror and the Company enter into the Acquisition Agreement, we irrevocably and unconditionally undertake, represent and warrant to the Offeror that:

(A)
Each of us is the sole beneficial owner of (and is otherwise able to control the exercise of all rights attaching to, including the sole right to vote or to direct the vote of or to dispose of or direct the disposition of and the ability to procure the transfer of), and/or are the registered holder of, the number of ordinary shares of $0.01 each in the capital of the Company set out in the table below (the “Shares”, which expression shall include any other shares in the Company issued after the date hereof and attributable to or derived from such shares);

(B)
we have not deposited any of the Shares into a voting trust or entered into a voting agreement or arrangement with respect to the Shares or granted any proxy or power of attorney with respect thereto that is inconsistent with this undertaking;

(C)
we do not own (beneficially or otherwise), are not the registered holder of, and are not interested in any shares or other securities of the Company other than those of which details are set out in the table below;

(D)
we are able to transfer the Shares free from all liens, equities, charges, encumbrances, options, rights of pre-emption, and any other third party rights and interests of any nature;

(E)
we shall not, directly or indirectly, whether by merger, consolidation, division, scheme or otherwise:

(i)
sell, transfer, charge, encumber, grant any option over or otherwise dispose of or permit the sale, transfer, charging or other disposition or creation or grant of any other encumbrance or option of or over all or any of such Shares or interest in such Shares except under the Acquisition or to any of our affiliates (provided that such affiliates are bound to the same extent as us hereunder in respect of such Shares), or accept or authorize or approve any other offer in respect of all or any of such Shares; or

(ii)
other than pursuant to the Acquisition, enter into any agreement or arrangement or procure any agreement or arrangement to be entered into or incur any obligation:

(a)
in relation to, or operating by reference to, the Shares;

(b)
to do all or any of the acts referred to in paragraph (i) above; or

(c)
which would or would reasonably be expected to restrict or impede the closing of the Acquisition or otherwise preclude us from complying with our obligations under paragraphs 2 and 3,

and references in this paragraph (E) to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation whether or not subject to any conditions or which is to take effect upon or following the Acquisition becoming effective (or, if applicable, closing) or the valid termination of the Acquisition Agreement (in accordance with its terms) or upon or following this undertaking ceasing to be binding or upon or following any other event.
(F)
we shall not without the prior written consent of the Offeror, convene or requisition or join in convening or requisitioning, any general or class meeting of the Company;

(G)
save for the Shares, we will not acquire any shares or other securities of the Company (or any interest therein) and, if any such shares, securities or interest is acquired by us, such shares, securities or interest (as the case may be) shall be deemed to be included in the expression “Shares” for the purposes of this undertaking; and

(H)
we have full legal capacity, power and authority and the right (free from any legal or other restrictions), and will at all times continue to have all relevant power and authority and the right, to enter into and perform our obligations under this undertaking in accordance with their terms. Our execution, delivery and performance of this undertaking has been duly authorized under our governing documents and applicable law and will not breach or violate our governing documents, breach or violate the terms or provisions of, or constitute a default under, any indenture or other agreement or instrument by which any of us or the Shares are bound or conflict with or violate any provision of any law, rule, regulation, order, judgment or decree binding upon us or by which any of the Shares are bound.

2.
Scheme

2.1
With effect from the date on which the Offeror and the Company enter into the Acquisition Agreement, we irrevocably and unconditionally undertake, if the Acquisition is implemented by way of the Scheme, to the Offeror that:

(A)
we shall exercise, or, where applicable, procure the exercise of, all voting rights attaching to the Shares on any resolution (whether or not amended and whether put on a show of hands or a poll) which is proposed at any general meeting of the Company (including any adjournment thereof) (“General Meeting”) or at any meeting of holders of shares in the Company convened by a Court (including any adjournment thereof) (“Court Meeting”) as follows:

(i)
in favour of any resolution necessary to implement the Acquisition;

(ii)
other than with the Offeror’s prior consent, against any resolution that might reasonably be expected to impede, prevent, delay or frustrate in any way the Acquisition or the fulfilment of any condition to the Acquisition; and

(iii)
against any resolution to approve a scheme of arrangement relating to the acquisition of any shares in the Company by a third party;

(B)
we shall exercise, or, where applicable, procure the exercise of, all rights attaching to the Shares to requisition or join in the requisitioning of any general meeting of the Company for the purposes of voting on any resolution referred to under paragraph (A) above, or to require the Company to give notice of any such meeting, only in accordance with the Offeror’s instructions;

(C)
for the purpose of voting on any resolution referred to under and in accordance with paragraph (A) above, we shall, if required by the Offeror, execute a form of proxy appointing any person nominated by the Offeror to attend and vote at the relevant meetings for such purpose; and

(D)
without prejudice to paragraph (C), and in the absence of any such requirement by the Offeror, we shall after the posting of the circular to be sent to shareholders of the Company containing an explanatory statement in respect of the Scheme (the “Scheme Document”) (and without prejudice to any right we have to attend and vote in person at the Court Meeting and the General Meeting to implement the Acquisition), return, or procure the return of, if applicable, the signed forms of proxy enclosed with the Scheme Document (completed and signed and voting in favour of the resolutions to implement the Acquisition) in accordance with the instructions printed on those forms of proxy and, if applicable, in respect of any Shares held in uncertificated form, take or procure the taking of any action which may be required by the Company or its nominated representative in order to make a valid proxy appointment and give valid proxy instructions (voting in favour of the resolutions to implement the Acquisition), as soon as possible and in any event within seven days after the posting of the Scheme Document.
3.
Offer

3.1
With immediate effect, we irrevocably and unconditionally undertake, if the Acquisition is implemented by way of the Offer, to the Offeror that:

(A)
we shall as soon as possible and in any event within seven days after the posting of the formal document containing the Offer (the “Offer Document”) (or, in respect of any shares allotted to us after the posting of the Offer Document, within seven days of such allotment or acquisition) duly accept or procure acceptance of the Offer in accordance with its terms in respect of the Shares other than Shares that are Excluded Shares under the acquisition agreement and, in respect of such Shares held in certificated form, shall forward the relevant share certificate(s) to the Offeror or its nominated representative (or a form of indemnity acceptable to the directors of the Company in respect of any lost certificate(s)) at the time of acceptance and, in respect of any such Shares held in uncertificated form, shall take any action which may be required by the Offeror or its nominated representative;

(B)
notwithstanding that the terms of the Offer Document will confer rights of withdrawal on accepting shareholders, we shall not withdraw any acceptance of the Offer in respect of the Shares or any of them and shall procure that no rights to withdraw any acceptance in respect of such Shares are exercised;

4.
Miscellaneous

4.1
The obligations and provisions set out in this undertaking apply equally to the persons from whom we are to procure votes in favour of the resolutions to implement the Acquisition pursuant to paragraph 2.1(A) above or acceptance of the Offer pursuant to the terms of paragraph 3.1(A) above (as the case may be) and we shall procure the observance by such persons of the terms hereof as if they were each specifically a party hereto. Notwithstanding anything else in this undertaking, no obligations and provisions hereof are applicable to or binding on Mr Douglas Braunstein acting in his capacity as director of the Company, no action taken by Mr Braunstein in such capacity shall be capable of being a breach of this undertaking and we shall have no liability under this undertaking in respect of any action or omission of Mr Braunstein acting in such capacity.

4.2
We consent to the issue of any announcement in connection with the Acquisition incorporating references to us and to this undertaking. We understand that, if the Acquisition proceeds, particulars of this undertaking will be contained in the Scheme Document or the Offer Document (as the case may be). We undertake to provide you with all such further information in relation to our interest and that of any person connected with us as you may require in order to comply with other legal or regulatory requirements for inclusion in the Scheme Document or the Offer Document (as the case may be) (or any other document required in connection with the Acquisition).

4.3
We irrevocably and by way of security for our obligations hereunder appoint the Offeror, and any director or agent of the Offeror to be our attorney with full power and/or power of substitution to execute on our behalf proxy forms for any Court Meeting or General Meeting called to approve the Scheme or forms of acceptance to be issued with the Offer Document in respect of the Shares other than any Shares which are Excluded Shares (as applicable) for the duration of this undertaking if and only if we fail to comply with any of our undertakings in paragraphs 2 or 3 hereof and to sign, execute and deliver any incidental documents necessary for the foregoing.
4.4
We agree that damages would not be an adequate remedy for breach of this undertaking and, accordingly, the Offeror shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

4.5
This undertaking shall not oblige the Offeror to announce or proceed with the Acquisition. Without prejudice to any accrued rights, obligations or liabilities, this deed and our obligations, undertakings, representations and warranties herein shall terminate and cease to have any effect:

(A)
if the Offeror delivers written notice to HEC that Offeror does not intend to proceed with the Acquisition;

(B)
a third party offer (whether implemented by way of a scheme or an offer) is declared wholly unconditional or becomes effective, as applicable; or

(C)
on the date on which the Acquisition Agreement is validly terminated in accordance with its terms.

4.6
This undertaking shall be governed by and construed in accordance with English law. Any matter, claim or dispute, whether contractual or non-contractual, arising out of or in connection with this undertaking is to be governed by and determined in accordance with English law and shall be subject to the exclusive jurisdiction of the English courts.

We intend this document to be a deed and execute and deliver it as a deed.	Hudson Executive Capital LP By: HEC Management GP LLC, its General Partner
Executed as a deed by -
/s/ Douglas Braunstein Signature
in the presence of:	Douglas Braunstein Managing Member
Signature of witness	/s/ Michael D. Pinnisi
Name of witness	Michael D. Pinnisi
Address of witness	570 Lexington Avenue, 35th Floor New York, NY 10022
Occupation of witness	Chief Operating Officer, Hudson Executive Capital LP

We intend this document to be a deed and execute and deliver it as a deed.	HEC Master Fund LP By: HEC Performance GP LLC, its General Partner By: HEC Management GP LLC, its Managing Member
Executed as a deed by -
/s/ Douglas Braunstein Signature
in the presence of:	Douglas Braunstein Managing Member
Signature of witness	/s/ Michael D. Pinnisi
Name of witness	Michael D. Pinnisi
Address of witness	570 Lexington Avenue, 35th Floor New York, NY 10022
Occupation of witness	Chief Operating Officer, Hudson Executive Capital LP

We intend this document to be a deed and execute and deliver it as a deed.	HEC SPV I LP By: HEC SPV I GP LLC, its General Partner By: HEC Management GP LLC, its Managing Member
Executed as a deed by -
/s/ Douglas Braunstein Signature
in the presence of:	Douglas Braunstein Managing Member
Signature of witness	/s/ Michael D. Pinnisi
Name of witness	Michael D. Pinnisi
Address of witness	570 Lexington Avenue, 35th Floor New York, NY 10022
Occupation of witness	Chief Operating Officer, Hudson Executive Capital LP

TABLE
*Registered holder(s)	HEC Master Fund LP (2, 463, 602), HEC SPV I LP (6,181,278)
*Beneficial owner(s)	Hudson Executive Capital LP (8,644,880), HEC Management GP LLC (8,644,880), and Douglas Braunstein (8,644,880)
Total number of shares	8,644,880

*
Where more than one, indicate number of shares attributable to each

COURT MEETING PROXY CARDCARDTRONICS PLC Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom [•] at [•] [a.m./p.m.] London time Upon arrival, please present this admission ticket and photo identification at the registration desk.Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE FOR YOUR APPOINTMENT OF A PROXY TO BE VALID. [•] Proxy — CARDTRONICS PLC Notice of Court Meeting of Shareholders Proxy Solicited by Board of Directors for the Court Meeting — [•] If the holder is a holder of record, the undersigned, revoking all previous proxies, appoints Marc Terry or [•], or each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them or their appointed substitutes to represent and to vote, as designated below, all the A ordinary shares, nominal value $0.01 per share (the “ordinary shares”), of Cardtronics plc (“Cardtronics”), held of record by the undersigned as of 6:00 p.m. (Eastern time) on [•], at the Court Meeting of Shareholders of Cardtronics to be convened on [•] (the “Court Meeting”) or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted in accordance with the recommendations of the board of directors of Cardtronics. The board of directors of Cardtronics recommends a vote “FOR” the proposal described on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Number of ordinary shared in respect of which the above process are to be appointed, if less than all:                   (Continued and to be signed on the reverse side.)

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [•] for shares held directly and by 11:59 p.m. Eastern Time on [•] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CARDTRONICS PLC 2050 W. SAM HOUSTON PARKWAY SOUTH SUITE 1300 HOUSTON, TX 77042 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE — [•] Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [•] for shares held directly and by 11:59 p.m. Eastern Time on [•] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return in in the postage-paid envelope we have provided or return it to [Georgeson LLC at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104 / Broadridge] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [•] KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.CARDTRONICS PLC The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. Authorize, for the purpose of giving effect to the scheme of arrangement (the “Scheme”) between Cardtronics plc (“Cardtronics”) and the holders of the Scheme Shares (as defined in the Scheme), the directors of Cardtronics to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect and to amend the articles of association of Cardtronics. ☐ ☐ ☐ Please indicate if you plan to attend the meeting ☐ ☐ Yes No Please sign exactly as name(s) appears(s) herein. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

GENERAL MEETING PROXY CARDCARDTRONICS PLC Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, United Kingdom [•] at [•] [a.m./p.m.] London time Upon arrival, please present this admission ticket and photo identification at the registration desk. Important Notice Regarding the Availability of Proxy Materials for the General Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE FOR YOUR APPOINTMENT OF A PROXY TO BE VALID. [•] Proxy — CARDTRONICS PLC Notice of General Meeting of Shareholders Proxy Solicited by Board of Directors for the General Meeting — [•] If the holder is a holder of record, the undersigned, revoking all previous proxies, appoints Marc Terry or [•], or each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them or their appointed substitutes to represent and to vote, as designated below, all the A ordinary shares, nominal value $0.01 per share (the “ordinary shares”), of Cardtronics plc (“Cardtronics”), held of record by the undersigned as of 6:00 p.m. (Eastern time) on [•], at the General Meeting of Shareholders of Cardtronics to be convened on [•] (the “ General Meeting”) or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted in accordance with the recommendations of the board of directors of Cardtronics. The board of directors of Cardtronics recommends a vote “FOR” the proposal described on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.Number of ordinary shared in respect of which the above process are to be appointed, if less than all:                   (Continued and to be signed on the reverse side.)

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [•] for shares held directly and by 11:59 p.m. Eastern Time on [•] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CARDTRONICS PLC 2050 W. SAM HOUSTON PARKWAY SOUTH SUITE 1300 HOUSTON, TX 77042 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — [•] Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [•] for shares held directly and by 11:59 p.m. Eastern Time on [•] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return in in the postage-paid envelope we have provided or return it to [Georgeson LLC at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104 / Broadridge] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [•] KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.CARDTRONICS PLC The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. To consider and, if thought fit, authorize, for the purpose of giving effect to the scheme of arrangement (the “Scheme”) between Cardtronics plc (“Cardtronics”) and the holders of the Scheme Shares (as defined in the Scheme), the directors of Cardtronics (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect and to approve the amendments to the articles of association of Cardtronics 2. Approve, on an advisory, non-binding basis, the compensation to be paid or become payable to Cardtronics’s named executive officers in connection with the proposed acquisition by Catalyst Holdings Limited of all of the issued and to be issued ordinary shares of Cardtronics pursuant to the terms of the Scheme, and the agreements and understandings pursuant to which such compensation may be paid or become payable. ☐ ☐ ☐ ☐ ☐ ☐ Please indicate if you plan to attend the meeting ☐ ☐ Yes No Please sign exactly as name(s) appears(s) herein. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date